                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03015

                            OHIO NATIONAL FUND, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

  ONE FINANCIAL WAY, CINCINNATI, OHIO                                 45242
--------------------------------------------------------------------------------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

--------------------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

Registrant's telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.


ITEM 1.     REPORTS TO STOCKHOLDERS

            Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

WEALTH BUILDING OPPORTUNITY

OHIO NATIONAL
FUND, INC.


                                        ANNUAL REPORT
                                        ---------------------------
                                        DECEMBER 31, 2004



                                        Ohio National Fund, Inc.



[OHIO NATIONAL FINANCIAL SERVICES LOGO]

                            OHIO NATIONAL FUND, INC.

                               TABLE OF CONTENTS

President's Message.........................................    1

Directors and Officers of Ohio National Fund, Inc...........    2

The following pages contain Management's Discussion of Fund
  Performance, Portfolio Composition, and Financial Statements
  for each of the Fund's Portfolios:
  Equity Portfolio..........................................    3   -     7
  Money Market Portfolio....................................    8   -    12
  Bond Portfolio............................................   13   -    19
  Omni Portfolio............................................   20   -    27
  International Portfolio...................................   28   -    33
  Capital Appreciation Portfolio............................   34   -    40
  Discovery Portfolio.......................................   41   -    46
  International Small Company Portfolio.....................   47   -    53
  Aggressive Growth Portfolio...............................   54   -    60
  Small Cap Growth Portfolio................................   61   -    67
  Mid Cap Opportunity Portfolio.............................   68   -    74
  S&P 500 Index Portfolio...................................   75   -    86
  Blue Chip Portfolio.......................................   87   -    92
  High Income Bond Portfolio................................   93   -   103
  Capital Growth Portfolio..................................  104   -   109
  Nasdaq-100 Index Portfolio................................  110   -   115
  Bristol Portfolio.........................................  116   -   121
  Bryton Growth Portfolio...................................  122   -   127
  U.S. Equity Portfolio.....................................  128   -   134
  Balanced Portfolio........................................  135   -   141
  Covered Call Portfolio....................................  142   -   154
Notes to Financial Statements...............................  155   -   169
Report of Independent Registered Public Accounting Firm.....  170
Additional Information (Unaudited)..........................  171   -   172
Information About Directors and Officers (Unaudited)........  173

                       THIS PAGE INTENTIONALLY LEFT BLANK

President's
Message

                                         [John J. Palmer Photo]
Dear Investor,

While the last six months of 2004 were a bit of a roller coaster ride, the U.S. domestic stock market finished on an upswing and posted its second consecutive positive year. Small- and mid-cap stocks led the way with robust growth throughout the year, while large caps struggled until well into the fourth quarter. Value stocks tended to outperform growth stocks especially in the large cap arena, where the spread between value and growth widened significantly in the last six months of the year.

Bonds did well during the second half of 2004. Despite tightening by the Federal Reserve due to concerns about inflation and rising oil prices, the yield on the benchmark ten-year Treasury bond decreased slightly over the course of the past six months. As a result, the total return on mid- and long-term bond portfolios pushed higher by the end of the year. International stocks also performed well due to a recovery in the European and Asian economies. The continued weakening of the dollar also helped generate higher returns for overseas investments.

The Ohio National Fund

2004 turned out to be a good year for the Fund. The generally positive investment environment helped all twenty-one portfolios show positive results. Leading the way were portfolios that invested in smaller companies and those that invested in value type stocks. Of special note, the Equity portfolio has now outperformed its benchmark five consecutive years.

The new portfolios added on May 1, 2004 also performed well, posting returns of 17.10% for the U.S. Equity Portfolio, 13.30% for the Balanced Portfolio and 7.50% for the Covered Call Portfolio. As noted in our previous report, these portfolios are subadvised by ICON Advisors, Inc. and have a value orientation.

Looking Ahead

What are the issues facing the equity and fixed income markets in 2005?

- Given the small chance for further tax cuts or another mortgage refinancing boom, can the economy add enough new jobs to continue the rise in consumer spending?

- While profits have risen for corporate America, will companies increase capital spending or will they simply accumulate assets?

- Will continued high oil prices negatively impact the amount of discretionary income the consumer has available?

- The Federal Reserve has indicated a willingness to continue to raise rates beyond the current 2.25% level. How high and how fast will they rise?

- Given that past increases have not affected yields in long-term bonds will there be continued resistance, or will mid- and long-term rates finally begin to rise?

There are, of course, many other issues that affect our economy and thus, our capital markets, but for now these seem to be some of the major items. The consensus for 2005 seems to be cautiously optimistic. Let us hope the prognosticators are correct and we can watch another good year unfold.

Sincerely,

/s/ JOHN J. PALMER
John J. Palmer, FSA
President

Electronic Delivery of Financial Documents

To receive your variable product documents electronically, please go to www.ohionational.com, click on "access your policy/contract" and follow the instructions. After you have registered for electronic delivery, we will mail you a postcard informing you when your updated documents are available online. On the website, you can also view your current values, change allocations and make transfers.

In order to receive your documents electronically, you must visit our website and consent online to electronic delivery. If you previously registered for electronic delivery other than online, or if you have not visited the website in a while, please logon again. You will be prompted to update your consent.

We urge you to take advantage of this opportunity!

--------------------------------------------------------------------------------

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ross Love, Director
James E. Bushman, Director
Joseph A. Campanella, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Marcus L. Collins, Secretary
R. Todd Brockman, Treasurer
Dennis R. Taney, Chief Compliance Officer
William C. Price, AML Principal Compliance Officer
Maureen K. Kiefer, Compliance Director and Assistant Treasurer

The Statement of Additional Information ("SAI") includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information regarding how the Fund voted proxies relating the Fund securities during the most recent 12-month period ended June 30, 2004, is available (i) without charge, upon request, by calling 877-781-6392 toll-free and (ii) on the Securities and Exchange Commission's (the "Commission's") website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of September 30, 2004 with the Commission, as required, on Form N-Q. This filing is available on the Commission's website at http://www.sec.gov. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and will be available on the Commission's website upon the Commission's acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way Cincinnati, OH 45242, telephone 513-794-6100.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    12.44%
Five-year                                    2.42%
Ten-year                                     9.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Equity Portfolio returned 12.44% versus 10.87% for the current benchmark, the S&P 500 Index.

The performance in 2004 was dominated by the fourth quarter rally which was broad-based with all ten S&P 500 Index sectors recording gains. The strength was particularly pronounced in the information technology, consumer discretionary, and utility sectors, all of which posted double digit gains for the quarter. Within the S&P 500 Index, in particular, and the overall market, generally, higher beta stocks were standouts. The excess return of the Portfolio was attributable to strong individual security selection, particularly in the areas of Information Technology and Health Care.(1)

Leading health care company, UnitedHealth Group, Inc., returned over 50% in the past year and was the largest contributor to the Portfolio's performance. Having turned in twenty consecutive quarters of 30% plus EPS growth, UnitedHealth Group, Inc., highlighted its continued growth potential and pledged to repurchase 10% of the company's shares. Tyco International Ltd., the leading industrial conglomerate has shed its controversial past and returned to a growth path under new management. In December, Tyco International Ltd., announced an eight-fold increase in its quarterly dividend. Tyco International Ltd.'s, shares have enjoyed a total return of more than 35% over the year.(1)

Amazon.com Inc., and IAC/InterActiveCorp suffered substantial declines in much of 2004, although they recovered some of the lost ground in the fourth quarter. A considerable part of their weakness was attributable to the sell-off after the companies reported second quarter results. In our opinion, the investment community's negative reaction to the slowdown may partly reflect confusion between seasonal patterns and secular trends. The companies' strong results in the third quarter, however, as well as Amazon.com Inc.'s record holiday season sales, dispelled investors' gloom. In addition, investors applauded IAC/InterActiveCorp's plan to split into two companies as a positive move that will sharpen corporate focus and unlock shareholder value.(1)

Despite the fact that stocks have gotten off to a rocky start in the early days of the new year, we are optimistic about the outlook for equities in 2005. Our most likely scenario calls for 2005 S&P 500 Index close between 1325 and 1350, up 9% to 11%. Including dividends, we think total returns in the range of 10% to 13% are a reasonable expectation. Although, obviously, neither we, or anyone else, knows for sure.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                      EQUITY PORTFOLIO                    S&P 500 INDEX
                                                                      ----------------                    -------------
12/94                                                                     10000.00                           10000.00
                                                                          11657.00                           12015.00
12/95                                                                     12720.10                           13742.80
                                                                          13948.90                           15144.50
12/96                                                                     15055.00                           16914.90
                                                                          16894.80                           20382.50
12/97                                                                     17790.20                           22538.90
                                                                          19361.10                           26530.60
12/98                                                                     18807.30                           28979.30
                                                                          20550.80                           32567.00
12/99                                                                     22544.20                           35077.90
                                                                          21831.80                           34927.10
12/00                                                                     21045.80                           31881.40
                                                                          21976.10                           29745.40
12/01                                                                     19270.80                           28094.50
                                                                          16064.20                           24400.10
12/02                                                                     15659.30                           21889.30
                                                                          19110.70                           24463.50
12/03                                                                     22602.20                           28167.30
                                                                          23377.40                           29136.20
12/04                                                                     25413.60                           31228.20

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               99.9
Repurchase Agreements
  Less Net Liabilities                           0.1
                                     ---------------
                                               100.0
                                     ===============

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Consumer Discretionary                   29.4
      Financials                               19.9
      Health Care                              13.9
      Telecommunication Services               10.5
      Industrials                               9.7
      Information Technology                    9.4
      Utilities                                 4.1
      Consumer Staples                          3.0
                                    ---------------
                                               99.9
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                       % of Net Assets
 1.  Nextel Communications, Inc.                   7.7
 2.  Tyco International Ltd.                       7.0
 3.  UnitedHealth Group, Inc.                      6.4
 4.  Amazon.Com, Inc.                              5.7
 5.  IAC/InterActiveCorp                           5.1
 6.  JPMorgan Chase & Co.                          4.3
 7.  The AES Corp.                                 4.1
 8.  eBay, Inc.                                    4.1
 9.  Eastman Kodak Co.                             3.2
10.  MGIC Investment Corp.                         3.0

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 99.9%                 SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL SERVICES &
  SUPPLIES - 2.7%
Waste Management, Inc. ...........     453,300   $ 13,571,802
                                                 ------------
COMPUTERS & PERIPHERALS - 2.8%
International Business Machines
  Corp. ..........................      85,200      8,399,016
Seagate Technology (c)............     331,100      5,718,097
                                                 ------------
                                                   14,117,113
                                                 ------------
CONSUMER FINANCE - 2.2%
Capital One Financial Corp. ......     131,800     11,098,878
                                                 ------------
DIVERSIFIED FINANCIAL SERVICES - 6.8%
Citigroup, Inc. ..................     265,000     12,767,700
JPMorgan Chase & Co. .............     552,771     21,563,597
                                                 ------------
                                                   34,331,297
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.8%
Qwest Communications
  International (a)...............   3,149,000     13,981,560
                                                 ------------
FOOD & STAPLES RETAILING - 3.0%
Albertson's, Inc. ................     471,200     11,252,256
The Kroger Co. (a)................     226,200      3,967,548
                                                 ------------
                                                   15,219,804
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
Baxter International, Inc. .......      77,900      2,690,666
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES - 12.8%
Aetna, Inc. ......................      89,100     11,115,225
Health Net, Inc. (a)..............     311,000      8,978,570
McKesson Corp. ...................     382,900     12,046,034
UnitedHealth Group, Inc. .........     364,020     32,044,681
                                                 ------------
                                                   64,184,510
                                                 ------------
INDUSTRIAL CONGLOMERATES - 7.0%
Tyco International Ltd. (c).......     982,900     35,128,846
                                                 ------------
INSURANCE - 1.6%
The St. Paul Travelers Companies
  Inc. ...........................     214,600      7,955,222
                                                 ------------
INTERNET & CATALOG RETAIL - 14.9%
Amazon.Com, Inc. (a)..............     647,600     28,682,204
eBay, Inc. (a)....................     176,400     20,511,792
IAC/InterActiveCorp (a)...........     933,086     25,771,835
                                                 ------------
                                                   74,965,831
                                                 ------------
INTERNET SOFTWARE & SERVICES -2.4%
Google, Inc. (a)..................      61,210     11,819,651
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -3.2%
Eastman Kodak Co. ................     500,200     16,131,450
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.9%                 SHARES        VALUE
-------------------------------------------------------------
MEDIA - 8.4%
Comcast Corp. (a).................     249,300   $  8,296,704
The DIRECTV Group Inc. (a)........     671,500     11,240,910
Time Warner, Inc. (a).............     592,100     11,510,424
WPP Group PLC (b).................   1,004,389     11,013,675
                                                 ------------
                                                   42,061,713
                                                 ------------
MULTILINE RETAIL - 0.4%
Kmart Holding Corp. (a)...........      19,000      1,880,050
                                                 ------------
MULTI-UTILITIES - 4.1%
The AES Corp. (a).................   1,520,600     20,786,602
                                                 ------------
PHARMACEUTICALS - 0.6%
Pfizer, Inc. .....................     102,300      2,750,847
                                                 ------------
SOFTWARE - 4.2%
Electronic Arts, Inc. (a).........     240,900     14,858,712
Intuit, Inc. (a)..................     146,100      6,429,861
                                                 ------------
                                                   21,288,573
                                                 ------------
SPECIALTY RETAIL - 2.5%
Home Depot, Inc. .................     293,000     12,522,820
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 9.3%
Countrywide Financial Corp. ......     231,300      8,560,413
Fannie Mae........................     132,300      9,421,083
MGIC Investment Corp. ............     220,800     15,215,328
Washington Mutual, Inc. ..........     323,000     13,656,440
                                                 ------------
                                                   46,853,264
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES - 7.7%
Nextel Communications, Inc. (a)...   1,280,440     38,413,200
                                                 ------------
TOTAL COMMON STOCKS
  (COST $347,738,060).............               $501,753,699
                                                 ------------

                                       FACE          FAIR
REPURCHASE AGREEMENTS - 0.6%          AMOUNT        VALUE
-------------------------------------------------------------
CAPITAL MARKETS - 0.6%
Goldman Sachs 2.180% 01/03/05.....  $2,820,135   $  2,820,135
                                                 ------------
 Repurchase price $2,820,647
 Collateralized by:
  Fannie Mae Mortgage Back Pool
  #735060 6.000% 11/01/34
  Fair Value: $2,890,564
TOTAL REPURCHASE AGREEMENTS (COST
 $2,820,135)......................               $  2,820,135
                                                 ------------
TOTAL INVESTMENTS - 100.5%
  (COST $350,558,195) (D).........               $504,573,834
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.5)%.................                 (2,441,155)
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $502,132,679
                                                 ============

---------------

Footnotes:
(a)  Represents a non-income producing security.
(b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent 2.2% of the Portfolio's net assets. See note 2 for detail of these procedures.
(c) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
(d) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $6,990,732.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $350,558,195)....................  $504,573,834
  Dividends and accrued interest
    receivable.............................       184,698
  Prepaid expenses and other assets........         6,539
                                             ------------
    Total assets...........................   504,765,071
                                             ------------
Liabilities:
  Payable for securities purchased.........       415,015
  Payable for fund shares redeemed.........     1,785,917
  Payable for investment management
    services...............................       330,618
  Accrued custody expense..................        13,172
  Accrued professional fees................        10,632
  Accrued accounting fees..................        42,557
  Accrued printing and proxy fees..........        34,481
                                             ------------
    Total liabilities......................     2,632,392
                                             ------------
Net assets.................................  $502,132,679
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 18,029,914
  Paid-in capital in excess of par value...   411,084,812
  Accumulated net realized losses on
    investments............................   (81,138,145)
  Net unrealized appreciation on
    investments............................   154,015,639
  Undistributed net investment income......       140,459
                                             ------------
Net assets.................................  $502,132,679
                                             ============
Shares outstanding.........................    18,029,914
Net asset value per share..................  $      27.85
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest..................................  $     65,102
  Dividends (net of withholding tax of
    $80,073)................................     4,283,591
  Other income..............................            26
                                              ------------
    Total investment income.................     4,348,719
                                              ------------
Expenses:
  Management fees...........................     3,473,663
  Custodian fees............................        79,365
  Directors' fees...........................        23,665
  Professional fees.........................        35,698
  Accounting fees...........................       266,160
  Printing and proxy fees...................        86,379
  Other.....................................        13,086
                                              ------------
    Total expenses..........................     3,978,016
                                              ------------
    Net investment income...................       370,703
                                              ------------
Realized/unrealized gains (losses) on
  investments and foreign currency:
  Net realized gains (losses) on:
    Investments.............................   (11,199,942)
    Foreign currency related transactions...       (22,963)
  Change in unrealized
    appreciation/depreciation on
    investments.............................    66,996,140
                                              ------------
    Net realized/unrealized gains (losses)
      on investments........................    55,773,235
                                              ------------
    Change in net assets from operations....  $ 56,143,938
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2004             2003
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income.....................................  $    370,703     $    584,471
  Net realized gains (losses) on investments and foreign
    currency transactions...................................   (11,222,905)      (1,935,945)
  Change in unrealized appreciation/depreciation on
    investments.............................................  66,996,140..      120,540,129
                                                              ------------     ------------
    Change in net assets from operations....................    56,143,938      119,188,655
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............      (207,281)        (566,606)
  Return of capital distributions...........................            --           (9,700)
                                                              ------------     ------------
    Change in net assets from distributions to
     shareholders...........................................      (207,281)        (576,306)
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    66,957,658       51,965,238
  Received from dividends reinvested........................       207,281          576,306
  Paid for shares redeemed..................................   (34,090,525)     (21,196,567)
                                                              ------------     ------------
    Change in net assets from capital transactions..........  33,074,414..       31,344,977
                                                              ------------     ------------
      Change in net assets..................................    89,011,071      149,957,326
Net Assets:
  Beginning of year.........................................   413,121,608      263,164,282
                                                              ------------     ------------
  End of year...............................................  $502,132,679     $413,121,608
                                                              ============     ============
  Undistributed net investment income.......................  $    140,459     $         --
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2004       2003       2002       2001       2000
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $24.78     $17.20     $21.25     $23.28     $26.48
Investment activities:
  Net investment income.....................................    0.02       0.04       0.07       0.06       0.08
  Net realized & unrealized gains (losses) on investments
    and foreign currency transactions.......................    3.06       7.58      (4.05)     (2.03)     (1.82)
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................    3.08       7.62      (3.98)     (1.97)     (1.74)
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.01)     (0.04)     (0.07)     (0.06)     (0.08)
  Distributions of net realized capital gains...............      --         --         --         --      (1.22)
  Return of capital distributions...........................      --         --(a)      --         --      (0.16)
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.01)     (0.04)     (0.07)     (0.06)     (1.46)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $27.85     $24.78     $17.20     $21.25     $23.28
                                                              ======     ======     ======     ======     ======
Total return................................................   12.44%     44.35%    (18.74)%    (8.43)%    (6.64)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $502.1     $413.1     $263.2     $343.6     $341.1
  Ratios to average net assets:
    Expenses................................................    0.92%      0.94%      0.95%      0.93%      0.91%
    Net investment income...................................    0.09%      0.18%      0.37%      0.29%      0.30%
  Portfolio turnover rate...................................      10%         6%        32%        20%        36%

---------------

(a) Amount is less than $0.005

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Short-Term Notes (Commercial
  Paper) (2)                                    95.7
Variable Rate Demand Notes                       1.9
Repurchase Agreements and
  Other Net Assets                               2.4
                                     ---------------
                                               100.0
                                     ===============

---------------

(1) Composition of Portfolio subject to change.

(2) Sectors:

                                    % of Net Assets
      Financials                               40.5
      Consumer Discretionary                   24.4
      Consumer Staples                         11.4
      Health Care                               7.0
      Industrials                               5.3
      Telecommunication Services                4.6
      Materials                                 2.5
                                    ---------------
                                               95.7
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1)

                                       % of Net Assets
 1.  Household Finance 1.500%
     01/03/05                                      4.6
 2.  General Elec. Capital 2.300%
     01/07/05                                      4.6
 3.  Gannett Co., Inc 2.270%
     01/10/05                                      4.6
 4.  Usaa Capital Corp 2.270%
     01/10/05                                      4.6
 5.  Toyota Motor Credit 2.310%
     01/21/05                                      4.6
 6.  Merrill Lynch And Co., Inc.
     2.280% 01/24/05                               4.6
 7.  BellSouth Corp. 2.170% 01/03/05               4.3
 8.  American Honda Finance 2.230%
     01/18/05                                      4.3
 9.  Abbott Laboratories 2.250%
     01/20/05                                      4.3
10.  American Express Co. 2.260%
     01/04/05                                      4.1

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

         SHORT-TERM NOTES              FACE       AMORTIZED
    (COMMERCIAL PAPER) - 95.7%        AMOUNT         COST
-------------------------------------------------------------
AUTOMOBILES - 9.6%
American Honda Finance 2.230%
  01/18/05........................  $6,000,000   $  5,993,682
DaimlerChrysler 2.450% 01/04/05...   1,000,000        999,796
Toyota Motor Credit 2.310%
  01/21/05........................   6,500,000      6,491,658
                                                 ------------
                                                   13,485,136
                                                 ------------
BEVERAGES - 4.2%
The Coca Cola Co. 2.150%
  01/07/05........................   2,000,000      1,999,283
The Coca-Cola Co. 2.260%
  01/20/05 (a)....................   4,000,000      3,995,229
                                                 ------------
                                                    5,994,512
                                                 ------------
CAPITAL MARKETS - 8.8%
Merrill Lynch And Co., Inc. 2.280%
  01/24/05........................   6,500,000      6,490,532
The Goldman Sachs Group, Inc.
  2.330% 01/10/05.................   1,500,000      1,499,126
The Goldman Sachs Group, Inc.
  2.330% 01/05/05.................   4,395,000      4,393,862
                                                 ------------
                                                   12,383,520
                                                 ------------
CHEMICALS - 1.8%
E.I. DuPont de Nemours & Co.
  2.210% 01/19/05.................   1,535,000      1,533,304
Praxair, Inc. 2.380% 01/06/05.....   1,000,000        999,669
                                                 ------------
                                                    2,532,973
                                                 ------------
CONSUMER FINANCE - 4.6%
American Express Co. 2.260%
  01/04/05........................   5,713,000      5,711,924
American Express Co. 2.250%
  01/19/05........................     775,000        774,128
                                                 ------------
                                                    6,486,052
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 13.8%
Citicorp 2.250% 01/04/05..........   1,422,000      1,421,733
Citicorp 2.310% 01/11/05..........   5,000,000      4,996,792
Household Finance 1.500%
  01/03/05........................   6,500,000      6,499,458
Usaa Capital Corp. 2.270%
  01/10/05........................   6,500,000      6,496,311
                                                 ------------
                                                   19,414,294
                                                 ------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 4.6%
BellSouth Corp. 2.170%
  01/03/05 (a)....................   6,000,000      5,999,266
BellSouth Corp. 2.240%
  01/21/05 (a)....................     500,000        499,378
                                                 ------------
                                                    6,498,644
                                                 ------------
FOOD PRODUCTS - 1.6%
Nestle Capital 2.260%
  01/18/05 (a)....................   2,239,000      2,236,611
                                                 ------------
HOUSEHOLD DURABLES - 4.5%
Fortune Brands, Inc. 2.300%
  01/05/05 (a)....................   1,500,000      1,499,617
Fortune Brands, Inc. 2.310%
  02/14/05 (a)....................   4,800,000      4,786,448
                                                 ------------
                                                    6,286,065
                                                 ------------

         SHORT-TERM NOTES              FACE       AMORTIZED
    (COMMERCIAL PAPER) - 95.7%        AMOUNT         COST
-------------------------------------------------------------
HOUSEHOLD PRODUCTS - 4.2%
Procter & Gamble Co. 2.190%
  01/25/05 (a)....................  $3,000,000   $  2,995,620
Procter & Gamble Co. 2.230%
  02/01/05 (a)....................   2,000,000      1,996,160
Procter & Gamble Co. 2.350%
  03/08/05 (a)....................   1,000,000        995,692
                                                 ------------
                                                    5,987,472
                                                 ------------
INDUSTRIAL CONGLOMERATES - 4.6%
General Elec. Capital 2.300%
  01/07/05........................   6,500,000      6,497,508
                                                 ------------
INSURANCE - 13.3%
AIG Funding, Inc. 2.300%
  01/06/05........................   5,628,000      5,626,202
American General Finance Corp.
  2.260% 01/13/05.................   1,000,000        999,247
MetLife Funding 2.280% 01/19/05...   5,600,000      5,593,616
Prudential Funding Corp. 2.230%
  01/26/05........................   1,500,000      1,497,677
Prudential Funding Corp. 2.230%
  01/26/05........................   5,000,000      4,991,637
                                                 ------------
                                                   18,708,379
                                                 ------------
MACHINERY - 0.7%
John Deere Capital 2.380%
  01/12/05 (a)....................   1,000,000        999,273
                                                 ------------
MEDIA - 8.9%
Gannett Co., Inc. 2.270%
  01/10/05 (a)....................   6,500,000      6,496,311
Knight-Ridder, Inc. 2.260%
  01/11/05 (a)....................   1,000,000        999,372
Knight-Ridder, Inc. 2.250%
  01/19/05 (a)....................   3,000,000      2,996,625
Knight-Ridder, Inc. 2.260%
  01/24/05 (a)....................   2,000,000      1,997,112
                                                 ------------
                                                   12,489,420
                                                 ------------
METALS & MINING - 0.7%
Alcoa, Inc. 2.350% 01/06/05.......   1,000,000        999,674
                                                 ------------
PERSONAL PRODUCTS - 1.4%
The Gillette Co. 2.120%
  01/03/05 (a)....................   2,000,000      1,999,761
                                                 ------------
PHARMACEUTICALS - 7.0%
Abbott Laboratories 2.210%
  02/08/05 (a)....................     500,000        498,834
Abbott Laboratories 2.250%
  01/20/05 (a)....................   6,000,000      5,992,875
Pfizer, Inc. 2.280%
  01/20/05 (a)....................   3,500,000      3,495,788
                                                 ------------
                                                    9,987,497
                                                 ------------
SPECIALTY RETAIL - 1.4%
The Sherwin Williams Co. 2.200%
  01/18/05 (a)....................   2,000,000      1,997,922
                                                 ------------
TOTAL SHORT-TERM NOTES (COMMERCIAL
  PAPER) (COST $134,984,713)......               $134,984,713
                                                 ------------
                                       FACE       AMORTIZED
VARIABLE RATE DEMAND NOTES - 1.9%     AMOUNT         COST
-------------------------------------------------------------
MUNICIPAL BONDS - 1.9%
Alaska Housing Finance Corp.
  2.450% 12/01/32 (b).............  $2,700,000   $  2,700,000
                                                 ------------
TOTAL VARIABLE RATE DEMAND NOTES
  (COST $2,700,000)...............               $  2,700,000
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                       FACE       AMORTIZED
   REPURCHASE AGREEMENTS - 0.1%       AMOUNT         COST
-------------------------------------------------------------
COMMERCIAL BANKS - 0.1%
US Bank - 1.600% 01/03/05.........  $   78,000   $     78,000
                                                 ------------
 Repurchase price $78,010
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 4/15/33
  Fair Value: $76,354
  Fannie Mae Mortgage Back Pool
  #2004-39 MF 3.830% 05/25/34
  Fair Value: $3,203
TOTAL REPURCHASE AGREEMENTS (COST
  $78,000)........................               $     78,000
                                                 ------------
TOTAL INVESTMENTS - 97.7%
  (COST $137,762,713) (C).........               $137,762,713
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 2.3%..............                  3,208,913
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $140,971,626
                                                 ============

---------------
Footnotes:

  (a) Represents a security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers, under Rule 144A. At December 31, 2004, the value of these securities amounted to $52,477,893 or 37.2% of the net assets of the Portfolio. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

  (b) This bond is a variable rate demand note that is an eligible Security under Rule 2a-7. The rate of interest resets every seven days and the bond is eligible to be repurchased by the broker at any time, at par, with a maximum seven day settlement.

  (c) Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of this Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at amortized
    cost...................................  $137,762,713
  Cash.....................................           955
  Receivable for fund shares sold..........     3,288,316
  Dividends and accrued interest
    receivable.............................         4,988
  Prepaid expenses and other assets........           379
                                             ------------
    Total assets...........................   141,057,351
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........        20,439
  Payable for investment management
    services...............................        29,045
  Accrued custody expense..................         3,993
  Accrued professional fees................         7,896
  Accrued accounting fees..................        13,407
  Accrued printing and proxy fees..........        10,945
                                             ------------
    Total liabilities......................        85,725
                                             ------------
Net assets.................................  $140,971,626
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 14,097,163
  Paid-in capital in excess of par value...   126,874,781
  Accumulated net realized loss............          (445)
  Undistributed net investment income......           127
                                             ------------
Net assets.................................  $140,971,626
                                             ============
Shares outstanding.........................    14,097,163

Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $1,751,314
                                               ----------
Expenses:
  Management fees............................     365,776
  Custodian fees.............................      21,038
  Directors' fees............................       6,933
  Professional fees..........................      10,523
  Accounting fees............................      77,643
  Printing and proxy fees....................      18,148
  Other......................................         465
                                               ----------
    Total expenses...........................     500,526
      Less expenses voluntarily reduced or
         reimbursed by advisor...............     (50,137)
                                               ----------
    Net expenses.............................     450,389
                                               ----------
    Net investment income....................   1,300,925
                                               ----------
    Change in net assets from operations.....  $1,300,925
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                  2004             2003
                                                              ------------     -------------
From investment activities:
Operations:
  Net investment income.....................................  $  1,300,925     $   1,213,767
  Net realized gains (losses) on investments................            --             2,907
                                                              ------------     -------------
    Change in net assets from operations....................     1,300,925         1,216,674
                                                              ------------     -------------
Distributions to shareholders:
  Distributions paid from net investment income.............    (1,300,925)       (1,213,448)
                                                              ------------     -------------
Capital transactions:
  Received from shares sold.................................   120,054,494       539,847,448
  Received from dividends reinvested........................     1,300,925         1,213,448
  Paid for shares redeemed..................................  (109,672,067)     (580,750,584)
                                                              ------------     -------------
    Change in net assets from capital transactions..........    11,683,352       (39,689,688)
                                                              ------------     -------------
      Change in net assets..................................    11,683,352       (39,686,462)
Net Assets:
  Beginning of year.........................................   129,288,274       168,974,736
                                                              ------------     -------------
  End of year...............................................  $140,971,626     $ 129,288,274
                                                              ============     =============
  Undistributed net investment income.......................  $        127     $         446
                                                              ============     =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2004       2003       2002       2001       2000
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $10.00     $10.00     $10.00     $10.00     $10.00
Investment activities:
  Net investment income.....................................    0.09       0.07       0.14       0.36       0.62
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.09)     (0.07)     (0.14)     (0.36)     (0.62)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return................................................    1.01%      0.74%      1.37%      3.78%      6.34%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $141.0     $129.3     $169.0     $171.1     $ 75.9
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by advisor:
      Expenses..............................................    0.36%      0.41%      0.40%      0.38%      0.38%
      Net investment income.................................    1.03%      0.74%      1.38%      3.43%      6.16%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................    0.40%      0.44%      0.45%      0.42%      0.43%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     5.89%
Five-year                                    7.84%
Ten-year                                     7.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Bond Portfolio returned 5.89% versus 4.21% for the current benchmark, the Merrill Lynch U.S. Corporate Bond Index 1-10 Year.

The return of the Portfolio exceeded the return of the Merrill Lynch Index by 1.68% primarily because, at the start of 2004, the Portfolio had a 100 basis point yield advantage over the index, and the Portfolio was well positioned versus the index to take advantage of the tightening of credit spreads that occurred during 2004. The Portfolio's yield advantage came from having a duration that was approximately one year longer than the index, and an average credit quality of Baa2 while the Merrill Lynch Index had an average credit quality of A3. Having lower average credit quality than the index gave the Portfolio a 50 basis point credit spread advantage over the index at the start of the year. The flattening of the Treasury yield curve that occurred during 2004 also benefited the Portfolio because the price performance of the Portfolio's longer duration assets was not as negatively impacted by rising interest rates on the short end of the yield curve as was the Merrill Lynch Index.(1)

During 2004, the industrial and utility sectors performed better than the bank and finance sectors. The Portfolio was heavily over-weighted in the industrial sector, slightly over-weighted in the utility sector, and significantly under-weighted in the bank and finance sectors. Investments held in the Portfolio that performed particularly well include Bunge Ltd. Finance Corp., IMC Global, Inc., Sprint Capital Corp., Tenaska Georgia Partners LP and Tyco International Group SA. Poorly performing investments include Delphi Corp., General Motors Acceptance Corp., International Telecom Satellite and The Rouse Co.(1)

We expect the U.S. economy to continue to grow and for the Federal Reserve to continue tightening credit in 2005. Because of economic growth, large Federal budget deficits and tightening on the part of the Federal Reserve, we expect the Treasury yield curve to rise and continue to flatten. Due to the significant tightening in credit spreads that occurred over the past two years, it is likely that credit spreads will not tighten any further in 2005, and may begin to widen in the latter half of the year. Due to tight credit spreads, purchases for the Portfolio will be biased toward higher quality names. The duration of the Portfolio will also be shortened due to our expectation for higher interest rates. Any lag in price performance for the Portfolio, caused by higher interest rates, would be mitigated by the still large yield advantage the Portfolio has over the Merrill Lynch Index.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                                                MERRILL LYNCH U.S. CORPORATE BOND
                                                                      BOND PORTFOLIO                    INDEX 1-10 YEAR
                                                                      --------------            ---------------------------------
12/94                                                                    10000.00                           10000.00
                                                                         11192.00                           11135.90
12/95                                                                    11890.40                           11826.30
                                                                         11720.30                           11731.10
12/96                                                                    12331.00                           12310.20
                                                                         12752.70                           12711.60
12/97                                                                    13475.80                           13368.50
                                                                         13854.40                           13873.20
12/98                                                                    14178.60                           14478.90
                                                                         14133.30                           14367.90
12/99                                                                    14260.50                           14508.50
                                                                         14645.50                           14868.00
12/00                                                                    15096.60                           15864.30
                                                                         15768.40                           16725.80
12/01                                                                    16366.00                           17520.30
                                                                         17120.50                           17949.50
12/02                                                                    17783.00                           19241.90
                                                                         19349.70                           20544.50
12/03                                                                    19643.80                           20698.60
                                                                         19626.20                           20700.70
12/04                                                                    20801.80                           21570.10

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Corporate Bonds (3)                             93.2
Foreign Government Bonds                         0.9
Short-Term Bonds and
  Other Net Assets                               5.9
                                     ---------------
                                               100.0
                                     ===============

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Financials                               19.7
      Consumer Discretionary                   19.5
      Utilities                                12.3
      Materials                                10.4
      Industrials                               8.4
      Telecommunication Services                7.8
      Energy                                    5.5
      Health Care                               3.8
      Consumer Staples                          3.1
      Information Technology                    2.7
                                    ---------------
                                               93.2
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                       % of Net Assets
 1.  Ford Motor Credit Co. 7.250%
     10/25/2011                                    2.3
 2.  Monsanto Co. 7.375% 08/15/2012                2.0
 3.  TransAlta Corp. 6.750%
     07/15/2012                                    1.9
 4.  DaimlerChrysler NA Holding
     Corp. 4.050% 06/04/2008                       1.3
 5.  Potlatch Corp. 12.500%
     12/01/2009                                    1.1
 6.  France Telecom 8.500%
     03/01/2011                                    1.0
 7.  Pulte Homes, Inc 8.125%
     03/01/2011                                    1.0
 8.  Tyson Foods, Inc. 8.250%
     10/01/2011                                    1.0
 9.  Temple-Inland, Inc. 7.875%
     05/01/2012                                    1.0
10.  CenturyTel, Inc. 7.875%
     08/15/2012                                    1.0

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                       FACE          FAIR
CORPORATE BONDS - 93.2%               AMOUNT        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 0.5%
Boeing Capital Corp. 5.400%
  11/30/2009......................  $  500,000   $    527,877
                                                 ------------
AIRLINES - 0.3%
Northwest Airlines, Inc. 8.070%
  01/02/2015......................     431,821        294,569
                                                 ------------
AIR FREIGHT & LOGISTICS - 0.6%
FedEx Corp. 7.020% 01/15/2016.....     566,688        640,224
                                                 ------------
AUTO COMPONENTS - 1.6%
ArvinMeritor, Inc. 8.750%
  03/01/2012......................     500,000        580,000
Delphi Corp. 6.500% 08/15/2013....     500,000        495,260
Lear Corp. 5.750% 08/01/2014
  (a).............................     750,000        758,489
                                                 ------------
                                                    1,833,749
                                                 ------------
AUTOMOBILES - 3.6%
DaimlerChrysler NA Holding Corp.
  4.050% 06/04/2008...............   1,500,000      1,498,086
Ford Motor Credit Co. 7.250%
  10/25/2011......................   2,500,000      2,684,678
                                                 ------------
                                                    4,182,764
                                                 ------------
CAPITAL MARKETS - 1.4%
Jefferies Group, Inc. 7.750%
  03/15/2012......................   1,000,000      1,136,232
The Goldman Sachs Group, Inc.
  5.150% 01/15/2014...............     500,000        507,614
                                                 ------------
                                                    1,643,846
                                                 ------------
CHEMICALS - 3.9%
IMC Global, Inc. 6.875%
  07/15/2007......................     500,000        522,500
ICI Wilmington, Inc. 4.375%
  12/01/2008......................   1,000,000      1,006,539
Monsanto Co. 7.375% 08/15/2012....   2,000,000      2,342,048
Olin Corp. 9.125% 12/15/2011......     500,000        623,202
                                                 ------------
                                                    4,494,289
                                                 ------------
COMMERCIAL BANKS - 0.7%
MBNA America Bank NA 4.625%
  08/03/2009......................     750,000        764,417
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 2.6%
Cendant Corp. 6.875% 08/15/2006...     500,000        526,233
Deluxe Corp. 5.000% 12/15/2012....   1,000,000        974,401
R.R. Donnelley & Sons Co. 4.950%
  04/01/2014......................     750,000        754,088
Waste Management, Inc. 5.000%
  03/15/2014......................     750,000        756,826
                                                 ------------
                                                    3,011,548
                                                 ------------
COMPUTERS & PERIPHERALS - 1.0%
NCR Corp. 7.125% 06/15/2009.......   1,000,000      1,105,216
                                                 ------------
CONSUMER FINANCE - 3.2%
Capital One Bank 5.125%
  02/15/2014......................     750,000        751,514
General Motors Acceptance Corp.
  6.125% 08/28/2007...............   1,000,000      1,030,249
General Motors Acceptance Corp.
  7.250% 03/02/2011...............   1,000,000      1,048,258
Household Finance Corp. 6.375%
  11/27/2012......................     750,000        829,961
                                                 ------------
                                                    3,659,982
                                                 ------------

                                       FACE          FAIR
CORPORATE BONDS - 93.2%               AMOUNT        VALUE
-------------------------------------------------------------
CONTAINERS & PACKAGING - 1.5%
Rock-Tenn Co. 5.625% 03/15/2013...  $  500,000   $    507,490
Temple-Inland, Inc. 7.875%
  05/01/2012......................   1,000,000      1,185,240
                                                 ------------
                                                    1,692,730
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 0.7%
CIT Group, Inc. 5.000%
  02/13/2014......................     750,000        750,126
                                                 ------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 6.2%
AT&T Corp. 8.050% 11/15/2011......     500,000        578,125
BellSouth Corp. 4.200%
  09/15/2009......................     750,000        752,753
CenturyTel, Inc. 7.875%
  08/15/2012......................   1,000,000      1,178,545
Citizens Communications Co. 7.625%
  08/15/2008......................   1,000,000      1,100,000
Deutsche Telekom International
  Finance BV 5.250% 07/22/2013
  (b).............................     250,000        257,593
France Telecom 8.500% 03/01/2011
  (b).............................   1,000,000      1,194,372
Intelsat Ltd. 7.625% 04/15/2012
  (b).............................     750,000        730,377
Liberty Media Corp. 5.700%
  05/15/2013......................     750,000        745,417
Sprint Capital Corp. 8.375%
  03/15/2012......................     500,000        609,923
                                                 ------------
                                                    7,147,105
                                                 ------------
ELECTRIC UTILITIES - 7.0%
CenterPoint Energy Resources Corp.
  5.950% 01/15/2014...............     500,000        529,988
Great Lakes Power, Inc. 8.300%
  03/01/2005 (b)..................     500,000        503,899
IPALCO Enterprises, Inc. 8.625%
  11/14/2011......................   1,000,000      1,125,000
Metropolitan Edison Co. 4.875%
  04/01/2014......................     750,000        741,328
PSEG Power LLC 5.000%
  04/01/2014......................     750,000        745,997
Tenaska Georgia Partners LP 9.500%
  02/01/2030......................     500,000        654,409
TransAlta Corp. 6.750% 07/15/2012
  (b).............................   2,000,000      2,197,306
TXU Corp. 7.480% 01/01/2017.......     700,000        773,597
Virginia Electric and Power Co.
  4.750% 03/01/2013...............     750,000        751,364
                                                 ------------
                                                    8,022,888
                                                 ------------
FOOD & STAPLES RETAILING - 1.4%
Safeway, Inc. 5.800% 08/15/2012...     500,000        528,639
The Kroger Co. 6.200%
  06/15/2012......................   1,000,000      1,098,526
                                                 ------------
                                                    1,627,165
                                                 ------------
FOOD PRODUCTS - 1.7%
Bunge Ltd. Finance Corp. 5.875%
  05/15/2013......................     750,000        797,503
Tyson Foods, Inc. 8.250%
  10/01/2011......................   1,000,000      1,189,027
                                                 ------------
                                                    1,986,530
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                       FACE          FAIR
CORPORATE BONDS - 93.2%               AMOUNT        VALUE
-------------------------------------------------------------
GAS UTILITIES - 2.5%
Atmos Energy Corp. 4.000%
  10/15/2009......................  $1,000,000   $    989,581
NiSource Finance Corp. 5.400%
  07/15/2014......................     750,000        769,929
Southwest Gas Corp. 7.625%
  05/15/2012......................   1,000,000      1,160,348
                                                 ------------
                                                    2,919,858
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
Hospira, Inc. 4.950% 06/15/2009...   1,000,000      1,022,552
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 1.8%
HCA, Inc. 5.750% 03/15/2014.......     500,000        485,212
Manor Care, Inc. 6.250%
  05/01/2013......................     500,000        535,222
Wellpoint, Inc. 4.250% 12/15/2009
  (a).............................   1,000,000      1,000,627
                                                 ------------
                                                    2,021,061
                                                 ------------
HOTELS, RESTAURANTS &
  LEISURE - 2.7%
ARAMARK Services, Inc. 7.000%
  07/15/2006......................     750,000        785,734
Gtech Holdings Corp. 4.500%
  12/01/2009 (a)..................   1,000,000      1,001,024
Mirage Resorts, Inc. 6.750%
  02/01/2008......................     700,000        739,375
Wendy's International, Inc. 6.350%
  12/15/2005......................     500,000        512,847
                                                 ------------
                                                    3,038,980
                                                 ------------
HOUSEHOLD DURABLES - 4.3%
Centex Corp. 5.125% 10/01/2013....     500,000        501,356
Lennar Corp. 5.950% 03/01/2013....   1,000,000      1,060,713
Newell Rubbermaid, Inc. 4.625%
  12/15/2009......................   1,000,000      1,010,534
Pulte Homes, Inc. 7.875%
  08/01/2011......................   1,000,000      1,161,599
Pulte Homes, Inc 8.125%
  03/01/2011......................   1,000,000      1,190,626
                                                 ------------
                                                    4,924,828
                                                 ------------
INDUSTRIAL CONGLOMERATES - 1.2%
Hutchison Whampoa International
  Ltd. 6.250% 01/24/2014 (a)
  (b).............................     750,000        791,467
Tyco International Group SA 6.000%
  11/15/2013 (b)..................     500,000        545,675
                                                 ------------
                                                    1,337,142
                                                 ------------
INSURANCE - 3.8%
Assurant, Inc. 5.625%
  02/15/2014......................     750,000        775,939
Axis Cap Holdings Ltd. 5.750%
  12/01/2014 (b)..................     500,000        502,894
Liberty Mutual Group 5.750%
  03/15/2014 (a)..................     750,000        738,641
Loews Corp. 5.250% 03/15/2016.....     750,000        726,810
Nationwide CSN Trust 9.875%
  02/15/2025 (a)..................   1,000,000      1,052,915
StanCorp Financial Group, Inc.
  6.875% 10/01/2012...............     500,000        550,295
                                                 ------------
                                                    4,347,494
                                                 ------------

                                       FACE          FAIR
CORPORATE BONDS - 93.2%               AMOUNT        VALUE
-------------------------------------------------------------
IT SERVICES - 0.8%
Computer Sciences Corp. 7.375%
  06/15/2011......................  $  750,000   $    874,021
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -0.6%
Eastman Kodak Co. 3.625%
  05/15/2008......................     750,000        731,529
                                                 ------------
MACHINERY - 2.1%
Briggs & Stratton Corp. 8.875%
  03/15/2011......................     550,000        664,125
ITT Corp. 6.750% 11/15/2005.......     700,000        722,750
Timken Co. 5.750% 02/15/2010......   1,000,000      1,019,788
                                                 ------------
                                                    2,406,663
                                                 ------------
MEDIA - 5.0%
Clear Channel Communications, Inc.
  5.750% 01/15/2013...............   1,000,000      1,034,908
Comcast Cable Communications
  8.375% 05/01/2007...............     500,000        553,270
Comcast Cable Communications
  8.875% 05/01/2017...............     250,000        328,691
Cox Communications, Inc. 6.750%
  03/15/2011......................   1,000,000      1,096,389
Rogers Cable, Inc. 7.875%
  05/01/2012 (b)..................   1,000,000      1,100,000
The Walt Disney Co. 5.875%
  12/15/2017......................     750,000        795,443
Time Warner, Inc. 6.875%
  05/01/2012......................     750,000        855,391
                                                 ------------
                                                    5,764,092
                                                 ------------
METALS & MINING - 1.0%
Teck Cominco Ltd. 7.000%
  09/15/2012 (b)..................   1,000,000      1,110,040
                                                 ------------
MULTILINE RETAIL - 0.7%
May Department Stores Co. 5.750%
  07/15/2014......................     750,000        772,169
                                                 ------------
MULTI-UTILITIES - 2.8%
Avista Corp. 9.750% 06/01/2008....     500,000        582,230
Consumers Energy Co. 6.000%
  02/15/2014......................     750,000        807,601
Duke Capital LLC 5.500%
  03/01/2014......................     750,000        767,637
Kansas Gas & Electric 8.290%
  03/29/2016......................     250,000        259,320
Pepco Holdings, Inc. 4.000%
  05/15/2010......................     750,000        737,535
                                                 ------------
                                                    3,154,323
                                                 ------------
OIL & GAS - 5.5%
Atlantic Richfield Co. 8.550%
  03/01/2012......................     200,000        247,948
EnCana Corp. 4.600% 08/15/2009
  (b).............................     750,000        764,885
Enterprise Products Operating LP
  4.625% 10/15/2009 (a)...........   1,000,000        999,493
Kinder Morgan Energy Partners LP
  5.000% 12/15/2013...............     750,000        750,780
Marathon Oil Corp. 6.125%
  03/15/2012......................     750,000        818,421
Ocean Energy, Inc. 7.250%
  10/01/2011......................   1,000,000      1,141,269
Valero Energy Corp. 6.875%
  04/15/2012......................     750,000        851,920
XTO Energy, Inc. 4.900%
  02/01/2014......................     750,000        749,702
                                                 ------------
                                                    6,324,418
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                       FACE          FAIR
CORPORATE BONDS - 93.2%               AMOUNT        VALUE
-------------------------------------------------------------
PAPER & FOREST PRODUCTS - 4.0%
Abitibi-Consolidated, Inc. 7.400%
  04/01/2018 (b)..................  $1,000,000   $    950,000
Domtar, Inc. 7.875% 10/15/2011
  (b).............................   1,000,000      1,155,609
International Paper Co. 5.300%
  04/01/2015......................     500,000        506,860
Potlatch Corp. 12.500%
  12/01/2009......................   1,000,000      1,236,588
Weyerhaeuser Co. 5.250%
  12/15/2009......................     668,000        698,272
                                                 ------------
                                                    4,547,329
                                                 ------------
PHARMACEUTICALS - 1.1%
Schering-Plough Corp. 5.300%
  12/01/2013......................     500,000        523,497
Wyeth 5.500% 02/01/2014...........     750,000        777,323
                                                 ------------
                                                    1,300,820
                                                 ------------
REAL ESTATE - 8.2%
AvalonBay Communities, Inc. 6.625%
  01/15/2008......................   1,000,000      1,074,717
Camden Property Trust 4.375%
  01/15/2010......................   1,000,000        997,920
Colonial Realty LP 8.050%
  07/15/2006......................     900,000        956,120
Developers Diversified Realty
  Corp. 3.875% 01/30/2009.........     750,000        736,679
ERP Operating LP 4.750%
  06/15/2009......................     750,000        766,580
iStar Financial, Inc. 5.700%
  03/01/2014......................   1,000,000      1,025,368
Mack-Cali Realty LP 4.600%
  06/15/2013......................     750,000        720,512
Post Apartment Homes LP 5.125%
  10/12/2011......................     750,000        752,236
Simon Property Group LP 4.875%
  08/15/2010 (a)..................     750,000        765,392
Spieker Properties, Inc. 7.250%
  05/01/2009......................     500,000        555,844
The Rouse Co. 7.200% 09/15/2012...   1,000,000      1,082,839
                                                 ------------
                                                    9,434,207
                                                 ------------
ROAD & RAIL - 1.1%
CSX Corp. 5.300% 02/15/2014.......     750,000        772,067
Union Pacific Corp. 3.625%
  06/01/2010......................     500,000        481,729
                                                 ------------
                                                    1,253,796
                                                 ------------
SOFTWARE - 0.9%
Computer Associates International,
  Inc. 4.750% 12/01/2009 (a)......   1,000,000      1,008,410
                                                 ------------

                                       FACE          FAIR
CORPORATE BONDS - 93.2%               AMOUNT        VALUE
-------------------------------------------------------------
SPECIALTY RETAIL - 1.0%
Staples, Inc. 7.375% 10/01/2012...  $1,000,000   $  1,165,349
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 1.7%
Countrywide Home Loans, Inc.
  4.125% 09/15/2009...............     750,000        747,427
Radian Group, Inc. 7.750%
  06/01/2011......................   1,000,000      1,155,034
                                                 ------------
                                                    1,902,461
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
America Movil SA de CV 5.750%
  01/15/2015 (a) (b)..............   1,000,000      1,000,219
AT&T Wireless Services, Inc.
  7.875% 03/01/2011...............     750,000        885,066
                                                 ------------
                                                    1,885,285
                                                 ------------
TOTAL CORPORATE BONDS
  (COST $100,636,294).............               $106,631,852
                                                 ------------

                                         FACE         FAIR
FOREIGN GOVERNMENT BONDS - 0.9%         AMOUNT       VALUE
-------------------------------------------------------------
Mexico Government International Bond
  5.875% 01/15/2014.................  $1,000,000   $1,027,000
                                                   ----------
TOTAL FOREIGN GOVERNMENT BONDS
  (COST $1,006,318).................               $1,027,000
                                                   ----------

                                       FACE          FAIR
SHORT-TERM BONDS - 2.9%               AMOUNT        VALUE
-------------------------------------------------------------
AIG Funding, Inc. 2.000%
  01/03/2005......................  $3,338,000   $  3,337,629
                                                 ------------
TOTAL SHORT-TERM BONDS
  (COST $3,337,629)...............               $  3,337,629
                                                 ------------
TOTAL INVESTMENTS - 97.0%
  (COST $104,980,241) (C).........               $110,996,481
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 3.0%..............                  3,407,816
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $114,404,297
                                                 ============

---------------

Footnotes:
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $9,116,677 or 8.0% of the Portfolio's net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(b) Security that is denominated in U.S. dollars but represents a company that is incorporated in a country other than the United States of America.
(c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of $2,494.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $104,980,241)....................  $110,996,481
  Cash.....................................           763
  Receivable for fund shares sold..........     1,951,034
  Accrued interest receivable..............     1,681,880
  Prepaid expenses and other assets........           276
                                             ------------
    Total assets...........................   114,630,434
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       139,668
  Payable for investment management
    services...............................        55,285
  Accrued custody expense..................         3,105
  Accrued professional fees................         7,635
  Accrued accounting fees..................        13,022
  Accrued printing and proxy fees..........         7,422
                                             ------------
    Total liabilities......................       226,137
                                             ------------
  Net assets...............................  $114,404,297
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 10,098,829
  Paid-in capital in excess of par value...    94,682,149
  Accumulated net realized losses on
    investments............................    (1,497,074)
  Net unrealized appreciation on
    investments............................     6,016,240
  Undistributed net investment income......     5,104,153
                                             ------------
  Net assets...............................  $114,404,297
                                             ============
  Shares outstanding.......................    10,098,829

  Net asset value per share................  $      11.33
                                             ============

 STATEMENT OF OPERATIONS

                                                For Year Ended December 31, 2004

Investment income:
  Interest...................................  $5,805,648
  Other income...............................          30
                                               ----------
    Total investment income..................   5,805,678
                                               ----------
Expenses:
  Management fees............................     585,704
  Custodian fees.............................      16,591
  Directors' fees............................       4,733
  Professional fees..........................      12,395
  Accounting fees............................      70,541
  Printing and proxy fees....................      13,872
  Other......................................         183
                                               ----------
    Total expenses...........................     704,019
                                               ----------
    Net investment income....................   5,101,659
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains on investments..........   1,250,067
  Change in unrealized
    appreciation/depreciation on
    investments..............................    (763,523)
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................     486,544
                                               ----------
    Change in net assets from operations.....  $5,588,203
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2004             2003
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income.....................................  $  5,101,659     $  5,183,947
  Net realized gains (losses) on investments................     1,250,067       (1,238,897)
  Change in unrealized appreciation/depreciation on
    investments.............................................      (763,523)       5,054,169
                                                              ------------     ------------
    Change in net assets from operations....................     5,588,203        8,999,219
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............            --       (5,180,393)
  Return of capital distributions...........................            --           (2,029)
                                                              ------------     ------------
    Change in net assets from distributions to
     shareholders...........................................            --       (5,182,422)
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    29,990,632       22,016,126
  Received from dividends reinvested........................            --        5,182,422
  Paid for shares redeemed..................................   (11,462,295)     (26,152,067)
                                                              ------------     ------------
    Change in net assets from capital transactions..........    18,528,337        1,046,481
                                                              ------------     ------------
      Change in net assets..................................    24,116,540        4,863,278
Net Assets:
  Beginning of year.........................................    90,287,757       85,424,479
                                                              ------------     ------------
  End of year...............................................  $114,404,297     $ 90,287,757
                                                              ============     ============
  Undistributed net investment income.......................  $  5,104,153     $      2,889
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2004       2003       2002       2001       2000
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $10.70     $10.25     $10.02     $ 9.84     $ 9.94
Investment activities:
  Net investment income.....................................    0.51       0.61       0.61       0.64(a)    0.67
  Net realized & unrealized gains (losses) on investments...    0.12       0.45       0.23       0.17(a)   (0.10)
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................    0.63       1.06       0.84       0.81       0.57
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................      --      (0.61)     (0.61)     (0.63)     (0.67)
  Return of capital distributions...........................      --         --(b)      --         --         --
                                                              ------     ------     ------     ------     ------
      Total distributions...................................      --      (0.61)     (0.61)     (0.63)     (0.67)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $11.33     $10.70     $10.25     $10.02     $ 9.84
                                                              ======     ======     ======     ======     ======
Total return................................................    5.89%     10.46%      8.66%      8.41%      5.86%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $114.4     $ 90.3     $ 85.4     $ 55.0     $ 27.9
  Ratios to average net assets:
    Expenses................................................    0.72%      0.77%      0.75%      0.75%      0.77%
    Net investment income...................................    5.22%      5.66%      6.34%      6.38%(a)   6.80%
  Portfolio turnover rate...................................      19%        30%        17%        12%         7%

---------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $0.64
         Net realized and unrealized gains (losses)..................  $0.17
         Net investment income ratio.................................   6.35%

(b) Amount is less than $0.005.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    7.11%
Five-year                                  -5.03%
Ten-year                                    4.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Omni Portfolio returned 7.11% versus 9.22% for the current blended benchmark, which is comprised of 70% S&P 500 Index and 30% Merrill Lynch Corporate Master Bond Index.

The 2.11% underperformance of the Portfolio versus its blended benchmark is the result of three factors. First, and most importantly, the equity component of the Portfolio underperformed the S&P 500 Index. Second, the Portfolio benefited from asset allocation decisions that overweighted stocks for much of 2004, a year in which stocks outperformed bonds. Third, the bond component of the Portfolio outperformed the Merrill Lynch Corporate Master Bond Index.(1)

The equity component of the Portfolio had a return of 9.03%, underperforming the S&P 500 which had a return of 10.88%. The equity portion of the Portfolio underperformed the S&P 500 because the Portfolio was underweighted in the energy sector, a sector which did well because of the rise in the price of oil, and due to poor performance of several names in the Portfolio. The stocks that performed poorly include Siebel Systems, Inc., International Rectifier Corp., SPX Corp., Boston Scientific Corp., Caremark Rx Inc., McKesson HBOC Inc., and Wellpoint, Inc. Even though the stock portion of the Portfolio was underweighted in the energy sector, several energy holdings performed particularly well, including XTO Energy, Inc., EOG Resources, Inc. and Occidental Petroleum Corp. The best performing stocks in the Portfolio were Bunge Ltd., QUALCOMM, Inc. and Monsanto Co., which were each up 50% or more in value.(1)

The Portfolio was overweighted in stocks by 3% to 5% versus the blended index for most of 2004. Because the S&P 500 outperformed the Merrill Lynch Corporate Master Bond Index by 5.45%, this overweighting benefited the Portfolio. During the year, two asset allocation decisions were implemented that improved performance. During the third quarter, the allocation to stocks was reduced to a neutral weighting versus the index and during that quarter, stocks had a negative return while bonds performed well. Then, in early November, we moved again to an overweighting in stocks. This increased allocation to stocks proved well-timed because the S&P 500 had a return of 7.59% in the last two months of the year.(1)

For the year, the Merrill Lynch Corporate Master Bond Index had a total return of 5.42%. The positive return for the Merrill Bond Index was the result of coupon income and a tightening in credit spreads of over 10 basis points. These factors more than offset the negative price performance of short maturity bonds which were adversely impacted by the flattening of the Treasury yield curve. Treasury rates on the short end of the yield curve rose during 2004 because the Federal Reserve was increasing its Fed funds rate, while Treasury yields with a 10-year maturity were essentially unchanged for the year. Credit spreads tightened because the U.S. economy continued to expand, signaling a good operating environment for corporations.(1)

The bond portion of the Portfolio outperformed the return of the Merrill Bond Index by approximately 40 basis points. The bond portion of the Portfolio outperformed the Merrill Bond Index because the Portfolio benefited for much of 2004 from actions that were taken in 2003 and in the first two months of 2004 to restructure the Portfolio. The Portfolio was restructured to increase diversification, lengthen duration and lower the average credit quality of the Portfolio. These actions resulted in a yield and credit spread advantage over the Merrill Bond Index that explains the outperformance for the year. Bonds that performed poorly in price include Cox Communications, Inc. and Rogers Cable, inc. Bonds that performed well include Bunge Ltd., Valero Energy Corp., Tyco International Ltd., DaimlerChrysler NA Holding Corp. and Southern Power Co.(1)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

We expect the U.S. economy to continue to grow during 2005 and for Treasury rates to rise later in the year. Given this outlook, we maintain a modest overweighting in equities and an underweighting in bonds. As we start 2005, the equity portion of the Portfolio is overweighted in the technology and materials sectors because these sectors should do well in a growing economy. The equity portion is underweighted in financial and consumer oriented stocks based on rich valuations. The strategy for the bond component of the Portfolio is to maintain a duration that is neutral or just short of the bond benchmark, continue to increase diversification and to bias purchases toward higher quality names given very tight credit spreads.(1)
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 OMNI PORTFOLIO (COMMENCED        70% S&P 500 INDEX/30% ML U.S.
                                                               OPERATIONS SEPTEMBER 10, 1984)      CORPORATE MASTER BOND INDEX
                                                               ------------------------------     -----------------------------
12/94                                                                     10000.00                           10000.00
                                                                          11347.00                           11808.60
12/95                                                                     12276.30                           13255.90
                                                                          13155.30                           14119.60
12/96                                                                     14184.00                           15511.80
                                                                          15721.60                           17887.60
12/97                                                                     16757.70                           19584.20
                                                                          18068.10                           22268.80
12/98                                                                     17517.00                           23985.60
                                                                          18569.80                           25902.20
12/99                                                                     19505.70                           27328.90
                                                                          20090.90                           27428.70
12/00                                                                     16609.10                           26307.40
                                                                          15109.30                           25503.70
12/01                                                                     14438.50                           24896.20
                                                                          12194.70                           22752.40
12/02                                                                     11150.90                           21661.00
                                                                          12346.20                           23940.60
12/03                                                                     14072.30                           26522.30
                                                                          14242.50                           27150.60
12/04                                                                     15072.90                           28967.90

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Bond Index consists of all Domestic and Yankee High Yield Bonds with a minimum outstanding amount of $100 million and maturing over 1 year.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               72.4
Corporate Bonds (3)                             23.8
U.S. Treasury Obligations                        0.9
Foreign Government Long-Term Bonds
  & Notes                                        0.4
Repurchase Agreements and
  Other Net Assets                               2.5
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                       % of Net Assets
 1.  Microsoft Corp.                               2.2
 2.  General Electric Co.                          2.0
 3.  Citigroup, Inc.                               1.9
 4.  Time Warner, Inc.                             1.8
 5.  Google, Inc.                                  1.6
 6.  Pfizer, Inc.                                  1.6
 7.  Maxim Integrated Products,
     Inc.                                          1.6
 8.  Altera Corp.                                  1.6
 9.  3M Co.                                        1.6
10.  Clorox Co.                                    1.6

---------------

(1) Composition of Portfolio subject to change.

(2) Short term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (Combined):

                                    % of Net Assets
      Financials                               19.7
      Information Technology                   15.9
      Consumer Discretionary                   13.5
      Health Care                              12.3
      Industrials                               9.8
      Consumer Staples                          9.1
      Materials                                 5.3
      Energy                                    4.7
      Telecommunication Services                3.4
      Utilities                                 2.5
                                    ---------------
                                               96.2
                                    ===============

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 72.4%                  SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 1.3%
L-3 Communications Holdings,
  Inc. ............................      12,700   $   930,148
                                                  -----------
AIR FREIGHT & LOGISTICS - 1.5%
FedEx Corp. .......................      11,200     1,103,088
                                                  -----------
BIOTECHNOLOGY - 2.9%
Amgen, Inc. (a)....................      16,400     1,052,060
Celgene Corp. (a)..................      39,800     1,055,894
                                                  -----------
                                                    2,107,954
                                                  -----------
CAPITAL MARKETS - 1.5%
Morgan Stanley.....................      19,200     1,065,984
                                                  -----------
CHEMICALS - 3.0%
Monsanto Co. ......................      19,500     1,083,225
The Dow Chemical Co. ..............      21,500     1,064,465
                                                  -----------
                                                    2,147,690
                                                  -----------
COMMERCIAL BANKS - 1.4%
SunTrust Banks, Inc. ..............      13,500       997,380
                                                  -----------
COMMUNICATIONS EQUIPMENT - 1.5%
QUALCOMM, Inc. ....................      25,300     1,072,720
                                                  -----------
COMPUTERS & PERIPHERALS - 2.8%
Dell, Inc. (a).....................      23,100       973,434
International Business Machines
  Corp. ...........................      10,500     1,035,090
                                                  -----------
                                                    2,008,524
                                                  -----------
CONSUMER FINANCE - 1.4%
American Express Co. ..............      18,200     1,025,934
                                                  -----------
CONTAINERS & PACKAGING - 0.9%
Temple-Inland, Inc. ...............       9,000       615,600
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 3.4%
Citigroup, Inc. ...................      28,697     1,382,621
JPMorgan Chase & Co. ..............      26,900     1,049,369
                                                  -----------
                                                    2,431,990
                                                  -----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.5%
Sprint Corp. ......................      42,500     1,056,125
                                                  -----------
ELECTRIC UTILITIES - 0.4%
TXU Corp. .........................       4,800       309,888
                                                  -----------
FOOD & STAPLES RETAILING - 1.3%
Wal-Mart Stores, Inc. .............      18,000       950,760
                                                  -----------
FOOD PRODUCTS - 0.5%
Bunge Ltd. (b).....................       6,800       387,668
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.2%
St Jude Medical, Inc. (a)..........      20,500       859,565
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 2.2%
Accredo Health, Inc. (a)...........      15,100       418,572
Community Health Systems, Inc.
  (a)..............................       8,100       225,828
UnitedHealth Group, Inc. ..........      10,500       924,315
                                                  -----------
                                                    1,568,715
                                                  -----------
HOUSEHOLD DURABLES - 1.5%
Sony Corp. ADR (b).................      27,300     1,063,608
                                                  -----------

                                                     FAIR
COMMON STOCKS - 72.4%                  SHARES        VALUE
-------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.6%
Clorox Co. ........................      19,200   $ 1,131,456
                                                  -----------
INDUSTRIAL CONGLOMERATES - 5.1%
3M Co. ............................      13,800     1,132,566
General Electric Co. ..............      39,100     1,427,150
Tyco International Ltd. (b)........      29,900     1,068,626
                                                  -----------
                                                    3,628,342
                                                  -----------
INSURANCE - 2.9%
Chubb Corp. .......................      12,300       945,870
Hartford Financial Services Group,
  Inc. ............................      15,800     1,095,098
                                                  -----------
                                                    2,040,968
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.6%
Google, Inc. (a)...................       6,100     1,177,910
                                                  -----------
IT SERVICES - 1.5%
Accenture Ltd. (a) (b).............      38,500     1,039,500
                                                  -----------
MEDIA - 3.3%
The Walt Disney Co. ...............      38,100     1,059,180
Time Warner, Inc. (a)..............      65,900     1,281,096
                                                  -----------
                                                    2,340,276
                                                  -----------
METALS & MINING - 0.8%
Phelps Dodge Corp. ................       5,500       544,060
                                                  -----------
MULTILINE RETAIL - 1.5%
Nordstrom, Inc. ...................      23,100     1,079,463
                                                  -----------
OIL & GAS - 2.9%
Apache Corp. ......................      19,800     1,001,286
Occidental Petroleum Corp. ........      18,100     1,056,316
                                                  -----------
                                                    2,057,602
                                                  -----------
PERSONAL PRODUCTS - 2.9%
Avon Products, Inc. ...............      26,900     1,041,030
The Estee Lauder Cos. Inc. ........      21,900     1,002,363
                                                  -----------
                                                    2,043,393
                                                  -----------
PHARMACEUTICALS - 5.2%
Eli Lilly & Co. ...................       9,500       539,125
IVAX Corp. (a).....................      54,800       866,936
Johnson & Johnson..................      17,400     1,103,508
Pfizer, Inc. ......................      43,800     1,177,782
                                                  -----------
                                                    3,687,351
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 6.3%
Altera Corp. (a)...................      56,400     1,167,480
Analog Devices, Inc. ..............      28,100     1,037,452
Maxim Integrated Products, Inc. ...      27,600     1,169,964
Texas Instruments, Inc. ...........      45,400     1,117,748
                                                  -----------
                                                    4,492,644
                                                  -----------
SOFTWARE - 2.2%
Microsoft Corp. ...................      58,200     1,554,522
                                                  -----------
SPECIALTY RETAIL - 1.5%
Home Depot, Inc. ..................      24,600     1,051,404
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 72.4%                  SHARES        VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.9%
Reebok International Ltd. .........      15,400   $   677,600
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.3%
Sovereign Bancorp, Inc. ...........      40,200       906,510
                                                  -----------
TOBACCO - 0.7%
Altria Group, Inc. ................       8,700       531,570
                                                  -----------
TOTAL COMMON STOCKS
  (COST $49,005,842)...............               $51,687,912
                                                  -----------

                                        FACE         FAIR
U.S. TREASURY OBLIGATIONS - 0.9%       AMOUNT        VALUE
-------------------------------------------------------------
U.S. Treasury Bond 3.625%
  05/15/2013.......................  $  700,000   $   678,535
                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $672,032)..................               $   678,535
                                                  -----------

FOREIGN GOVERNMENT LONG-TERM BONDS &     FACE         FAIR
NOTES - 0.4%                            AMOUNT        VALUE
--------------------------------------------------------------
Mexico Government International Bond
  5.875% 01/15/2014................   $  250,000   $   256,750
                                                   -----------
TOTAL FOREIGN GOVERNMENT LONG-TERM
  BONDS & NOTES
  (COST $249,375)..................                $   256,750
                                                   -----------

                                        FACE         FAIR
CORPORATE BONDS - 23.8%                AMOUNT        VALUE
-------------------------------------------------------------
AUTO COMPONENTS - 0.4%
Lear Corp. 5.750% 08/01/2014 (c)...  $  250,000   $   252,830
                                                  -----------
AUTOMOBILES - 0.7%
DaimlerChrysler NA Holding Corp.
  6.500% 11/15/2013................     250,000       271,614
Ford Motor Credit Co. 7.000%
  10/01/2013.......................     250,000       265,468
                                                  -----------
                                                      537,082
                                                  -----------
CAPITAL MARKETS - 0.4%
The Goldman Sachs Group, Inc.
  5.150% 01/15/2014................     250,000       253,807
                                                  -----------
COMMERCIAL BANKS - 0.7%
MBNA America Bank NA 4.625%
  08/03/2009.......................     250,000       254,806
Mellon Funding Corp. 5.500%
  11/15/2018.......................     250,000       256,987
                                                  -----------
                                                      511,793
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 0.7%
R. R. Donnelley & Sons Co. 3.750%
  04/01/2009.......................     250,000       246,952
Waste Management, Inc. 5.000%
  03/15/2014.......................     250,000       252,275
                                                  -----------
                                                      499,227
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 23.8%                AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER FINANCE - 2.2%
Capital One Bank 5.125%
  02/15/2014.......................  $  250,000   $   250,505
General Electric Capital Corp.
  5.450% 01/15/2013................     250,000       264,295
General Motors Acceptance Corp.
  7.750% 01/19/2010................     500,000       537,218
Household Finance Corp. 6.375%
  11/27/2012.......................     500,000       553,308
                                                  -----------
                                                    1,605,326
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 0.3%
CIT Group, Inc. 5.000%
  02/13/2014.......................     250,000       250,042
                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
AT&T Corp. 8.050% 11/15/2011.......     250,000       289,062
BellSouth Corp. 4.200%
  09/15/2009.......................     250,000       250,918
Verizon Florida, Inc. 6.125%
  01/15/2013.......................     500,000       533,000
                                                  -----------
                                                    1,072,980
                                                  -----------
ELECTRIC UTILITIES - 2.1%
Consumers Energy Co. 6.000%
  02/15/2014.......................     250,000       269,201
Duke Capital LLC 5.500%
  03/01/2014.......................     250,000       255,879
PEPCO Holdings, Inc. 4.000%
  05/15/2010.......................     250,000       245,845
PSEG Power LLC 5.000% 04/01/2014...     250,000       248,666
Southern Power Co. 4.875%
  07/15/2015.......................     250,000       246,618
Virginia Electric and Power Co.
  4.750% 03/01/2013................     250,000       250,454
                                                  -----------
                                                    1,516,663
                                                  -----------
FOOD PRODUCTS - 0.4%
Bunge Ltd. Finance Corp. 5.875%
  05/15/2013.......................     250,000       265,835
                                                  -----------
FOOD & STAPLES RETAILING - 0.7%
Safeway, Inc. 5.800% 08/15/2012....     500,000       528,639
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -0.7%
ARAMARK Services, Inc. 8.150%
  05/01/2005.......................     500,000       507,339
                                                  -----------
HOUSEHOLD DURABLES - 1.1%
Centex Corp. 5.125% 10/01/2013.....     250,000       250,678
Lennar Corp. 5.500% 09/01/2014
  (c)..............................     250,000       253,873
Newell Rubbermaid, Inc. 4.625%
  12/15/2009.......................     250,000       252,634
                                                  -----------
                                                      757,185
                                                  -----------
INDUSTRIAL CONGLOMERATES - 0.8%
Hutchison Whampoa International
  Ltd. 6.250% 01/24/2014(b)(c).....     250,000       263,822
Tyco International Group SA 6.000%
  11/15/2013 (b)...................     250,000       272,837
                                                  -----------
                                                      536,659
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                        FACE         FAIR
CORPORATE BONDS - 23.8%                AMOUNT        VALUE
-------------------------------------------------------------
INSURANCE - 2.5%
Assurant, Inc. 5.625% 02/15/2014...  $  250,000   $   258,646
MetLife, Inc. 5.375% 12/15/2012....     250,000       259,666
Nationwide CSN Trust 9.875%
  02/15/2025 (c)...................   1,000,000     1,052,915
Travelers Property & Casualty Corp.
  3.750% 03/15/2008................     250,000       247,740
                                                  -----------
                                                    1,818,967
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 0.3%
Eastman Kodak Co. 3.625%
  05/15/2008.......................     250,000       243,843
                                                  -----------
MEDIA - 2.2%
Clear Channel Communications 4.250%
  05/15/2009.......................     250,000       247,714
Comcast Cable Communications 6.200%
  11/15/2008.......................     250,000       270,207
Cox Communications, Inc. 6.750%
  03/15/2011.......................     250,000       274,097
Rogers Cable, Inc. 5.500%
  03/15/2014 (b)...................     250,000       236,875
The Walt Disney Co. 6.200%
  06/20/2014.......................     500,000       554,497
                                                  -----------
                                                    1,583,390
                                                  -----------
MULTILINE RETAIL - 0.4%
May Department Stores Co. 4.800%
  07/15/2009.......................     250,000       254,459
                                                  -----------
OIL & GAS - 1.8%
EnCana Corp. 4.600% 08/15/2009.....     250,000       254,962
Enterprise Prods Oper LP 4.625%
  10/15/2009 (c)...................     250,000       249,873
Occidental Petroleum Corp. 4.250%
  03/15/2010.......................     250,000       250,641
Valero Energy Corp. 4.750%
  06/15/2013.......................     250,000       247,387
XTO Energy, Inc. 4.900%
  02/01/2014.......................     250,000       249,900
                                                  -----------
                                                    1,252,763
                                                  -----------
PAPER & FOREST PRODUCTS - 0.6%
International Paper Co. 5.300%
  04/01/2015.......................     250,000       253,430
Weyerhaeuser Co. 5.950%
  11/01/2008.......................     133,000       142,546
                                                  -----------
                                                      395,976
                                                  -----------
PHARMACEUTICALS - 0.8%
Wyeth 6.950% 03/15/2011............     500,000       563,697
                                                  -----------
REAL ESTATE - 1.4%
Duke Realty LP 4.625% 05/15/2013...     250,000       244,094
EOP Operating LP 5.875%
  01/15/2013.......................     250,000       264,665
Post Apartment Homes LP 5.125%
  10/12/2011.......................     250,000       250,745
Simon Property Group LP 4.875%
  08/15/2010 (c)...................     250,000       255,131
                                                  -----------
                                                    1,014,635
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 23.8%                AMOUNT        VALUE
-------------------------------------------------------------
ROAD & RAIL - 0.4%
CSX Corp. 5.300% 02/15/2014........  $  250,000   $   257,356
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 0.3%
Countrywide Home Loans, Inc. 4.125%
  09/15/2009.......................     250,000       249,142
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
America Movil SA de CV 5.750%
  01/15/2015 (b) (c)...............     250,000       250,055
                                                  -----------
TOTAL CORPORATE BONDS
  (COST $16,695,054)...............               $16,979,690
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 1.5%           AMOUNT        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 1.5%
US Bank 1.600% 01/03/05............  $1,077,000   $ 1,077,000
                                                  -----------
 Repurchase price $1,077,142
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 4/15/33
  Fair Value: $1,054,278
  Fannie Mae Mortgage Back Pool
  #2004-39 MF 3.830% 05/25/34
  Fair Value: $44,226
TOTAL REPURCHASE AGREEMENTS
  (COST $1,077,000)................               $ 1,077,000
                                                  -----------
TOTAL INVESTMENTS - 99.0%
  (COST $67,699,303) (D)...........               $70,679,887
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.0%...............                   744,976
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $71,424,863
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

---------------

Abbreviations:
ADR:  American Depository Receipts
Footnotes:
 (a)  Represents a non-income producing security.
 (b) Security that is denominated in U.S. dollars but represents a company that is incorporated in a country other than the United States of America.
 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $2,578,499 or 3.6% of the Portfolio's net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
 (d) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $187,092.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair
    value
    (Cost $67,699,303)..................     $ 70,679,887
  Cash..................................              100
  Receivable for securities sold........        2,138,374
  Receivable for fund shares sold.......           92,284
  Dividends and accrued interest
    receivable..........................          333,361
  Prepaid expenses and other assets.....              938
                                             ------------
    Total assets........................       73,244,944
                                             ------------
Liabilities:
  Payable for securities purchased......        1,725,877
  Payable for fund shares redeemed......           35,371
  Payable for investment management
    services............................           35,731
  Accrued custody expense...............            1,971
  Accrued professional fees.............            7,350
  Accrued accounting fees...............            8,268
  Accrued printing and proxy fees.......            5,513
                                             ------------
  Total liabilities.....................        1,820,081
                                             ------------
Net assets..............................     $ 71,424,863
                                             ============
Net assets consist of:
  Par value, $1 per share...............     $  5,473,171
  Paid-in capital in excess of par
    value...............................       76,389,500
  Accumulated net realized losses on
    investments.........................      (13,744,723)
  Net unrealized appreciation on
    investments.........................        2,980,584
  Undistributed net investment income...          326,331
                                             ------------
Net assets..............................     $ 71,424,863
                                             ============
Shares outstanding......................        5,473,171

Net asset value per share...............     $      13.05
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $  925,661
  Dividends (net of withholding tax of
    $466)....................................     822,950
  Other income...............................       8,490
                                               ----------
    Total investment income..................   1,757,101
                                               ----------
Expenses:
  Management fees............................     394,109
  Custodian fees.............................       8,761
  Directors' fees............................       2,729
  Professional fees..........................       7,838
  Accounting fees............................      43,059
  Printing and proxy fees....................       6,048
  Other......................................       1,475
                                               ----------
    Total expenses...........................     464,019
                                               ----------
    Net investment income....................   1,293,082
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................   7,533,720
  Change in unrealized
    appreciation/depreciation
    on investments...........................  (4,061,757)
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................   3,471,963
                                               ----------
    Change in net assets from operations.....  $4,765,045
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                  2004             2003
                                                              ------------     -------------
From investment activities:
Operations:
  Net investment income.....................................  $  1,293,082     $   1,098,874
  Net realized gains (losses) on investments................     7,533,720           987,035
  Change in unrealized appreciation/depreciation on
    investments.............................................    (4,061,757)       12,136,883
                                                              ------------     -------------
    Change in net assets from operations....................     4,765,045        14,222,792
                                                              ------------     -------------
Distributions to shareholders:
  Distributions paid from net investment income.............      (963,899)       (1,072,141)
  Return of capital distributions...........................            --            (2,114)
                                                              ------------     -------------
    Change in net assets from distributions to
     shareholders...........................................      (963,899)       (1,074,255)
                                                              ------------     -------------
Capital transactions:
  Received from shares sold.................................     8,780,410         3,203,406
  Received from dividends reinvested........................       963,899         1,074,255
  Paid for shares redeemed..................................    (8,528,261)       (9,991,011)
                                                              ------------     -------------
    Change in net assets from capital transactions..........     1,216,048        (5,713,350)
                                                              ------------     -------------
      Change in net assets..................................     5,017,194         7,435,187
Net Assets:
  Beginning of year.........................................    66,407,669        58,972,482
                                                              ------------     -------------
  End of year...............................................  $ 71,424,863     $  66,407,669
                                                              ============     =============
  Undistributed (distributions in excess of) net investment
    income..................................................  $    326,331     $        (227)
                                                              ============     =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2004       2003       2002       2001       2000
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year                            $12.35     $ 9.96     $13.16     $15.44     $22.55
Investment activities:
  Net investment income.....................................    0.24       0.20       0.22       0.26(a)    0.25
  Net realized & unrealized gains (losses) on investments       0.64       2.39      (3.20)     (2.28)(a)  (3.55)
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................    0.88       2.59      (2.98)     (2.02)     (3.30)
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.18)     (0.20)     (0.22)     (0.26)     (0.25)
  Return of capital distributions...........................      --         --         --         --      (3.56)
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.18)     (0.20)     (0.22)     (0.26)     (3.81)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $13.05     $12.35     $ 9.96     $13.16     $15.44
                                                              ======     ======     ======     ======     ======
Total return................................................    7.11%     26.19%    (22.77)%   (13.07)%   (14.85)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 71.4     $ 66.4     $ 59.0     $ 94.1     $132.9
  Ratios to average net assets:
    Expenses................................................    0.71%      0.71%      0.77%      0.76%      0.67%
    Net investment income...................................    1.97%      1.80%      1.88%      1.89%(a)   1.13%
  Portfolio turnover rate...................................     240%       177%       148%       118%        87%

---------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.25
         Net realized and unrealized gains (losses)..................  $(2.27)
         Net investment income ratio.................................    1.85%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    12.97%
Five-year                                   -8.22%
Ten-year                                     4.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National International Portfolio returned 12.97% versus 16.12% for the current benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index.

The Portfolio was overweighted most of the year in Technology, which helped significantly, and in Materials, which turned out not to be a major contributor. Consumer Discretionary stocks were sold off during the year, and while the sector weight didn't hinder the Portfolio's performance, the stock selection in that sector did. The underweight in Telecommunications was helpful. Finance was largely neutral weighted during the year, but stock selection hurt. The Portfolio also benefited from both stock selection and the sector overweight in the Energy sector. From a regional standpoint, the Portfolio was successful with its underweight position in the UK most of the year. Investments in Russian ADRs contributed to performance, where we were overweight the whole year. The Portfolio also made money by being long in European neighbors France and Germany for much of the year, while an underweight in Australia and Italy detracted from performance.(1)

The best performers in the Portfolio were Guernsey domiciled, Israel originated and St. Louis based software provider Amdocs, and the UK food retail giant Tesco PLC, which we believe to be the Wal-Mart of Europe. Other positive contributors included Russian national natural gas company Gazprom, Japanese bank MTFG, German telecommunications company Deutsche Telekom AG and UK consumer products company Reckitt Benkiser PLC. The portfolio was negatively impacted most notably by Japanese machinery manufacturer SMC Corp.(1)

---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.
 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1993)              MSCI EAFE GROWTH INDEX
                                                            ----------------------------------        ----------------------
12/94                                                                    10000.00                            10000.00
                                                                         10580.00                            10328.00
12/95                                                                    11210.60                            11137.70
                                                                         12449.30                            11525.30
12/96                                                                    12834.00                            11524.20
                                                                         14340.70                            12765.30
12/97                                                                    13104.60                            11767.10
                                                                         14341.60                            13515.60
12/98                                                                    13613.10                            14380.70
                                                                         13468.80                            14228.20
12/99                                                                    22787.80                            18616.20
                                                                         21700.80                            17139.90
12/00                                                                    17729.60                            14053.00
                                                                         14701.40                            11433.50
12/01                                                                    12487.30                            10598.90
                                                                         11799.30                            10351.90
12/02                                                                     9910.23                             8900.60
                                                                         10661.40                             9522.75
12/03                                                                    13140.20                            11748.20
                                                                         13456.90                            12038.40
12/04                                                                    14844.30                            13641.90

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

MSCI EAFE Growth Index -- The MSCI EAFE Growth Index is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Foreign Common Stocks (3)                       97.0
Repurchase Agreements
  Less Net Liabilities                           3.0
                                     ---------------
                                               100.0
                                     ===============

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Top 10 Country Weightings:

                                    % of Net Assets
      United Kingdom                           23.7
      Japan                                    18.5
      Germany                                  12.8
      France                                   11.7
      Switzerland                               7.3
      Canada                                    4.1
      Taiwan                                    3.9
      Russia                                    2.8
      Netherlands                               2.8
      Australia                                 2.0

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                       % of Net Assets
 1.  Vodafone Group PLC                            4.5
 2.  GlaxoSmithKline PLC                           4.0
 3.  Taiwan Semiconductor                          3.9
     Manufacturing Co., ADR
 4.  Siemens AG                                    3.2
 5.  Deutsche Telekom AG                           3.1
 6.  Total SA, Class B                             2.7
 7.  SAP AG                                        2.5
 8.  Mitsubishi Tokyo Financial                    2.5
     Group, Inc.
 9.  Diageo PLC                                    2.5
10.  Reckitt Benckiser PLC                         2.3

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
FOREIGN COMMON STOCKS - 97.0%         SHARES        VALUE
-------------------------------------------------------------
UNITED KINGDOM - 23.7%
Amdocs Ltd. (a) (c) (20)..........      64,680   $  1,697,850
Amvescap PLC (b) (6)..............     217,600      1,339,616
Diageo PLC (b) (10)...............     214,600      3,059,859
GlaxoSmithKline PLC (b) (16)......     212,300      4,975,911
Hays PLC (b) (4)..................     427,270      1,015,311
Reckitt Benckiser PLC (b) (12)....      92,250      2,777,510
Rio Tinto PLC (b) (14)............      91,100      2,682,439
Royal Bank of Scotland PLC,
  Edinburgh (b) (2)...............      53,698      1,800,335
Smiths Industries (b) (3).........     105,200      1,654,435
Tesco PLC (b) (9).................     423,600      2,609,174
Vodafone Group PLC (b) (22).......   2,034,849      5,526,810
                                                 ------------
                                                   29,139,250
                                                 ------------
JAPAN - 18.5%
Dentsu, Inc. (b) (15).............         530      1,424,222
Fanuc Ltd. (b) (3)................      27,600      1,810,060
Fast Retailing Co. Ltd. (b)
  (18)............................      15,200      1,157,920
Honda Motor Co. Ltd. (b) (1)......      23,700      1,235,402
Hoya Corp. (b) (21)...............      10,000      1,126,517
Matsushita Electric Industrial Co.
  (b) (5).........................     162,000      2,588,053
Mitsubishi Tokyo Financial Group,
  Inc. (b) (2)....................         304      3,104,268
Net One Systems Co. Ltd. (b)
  (20)............................         300      1,249,618
Secom Co. Ltd. (b) (4)............      30,000      1,202,470
Seiko Epson Corp. (b) (21)........      25,000      1,111,357
Seven-Eleven Japan (b) (9)........      53,700      1,689,877
Sharp Corp. (b) (5)...............      98,000      1,599,770
Sumitomo Chemical Co. (b) (14)....     389,000      1,901,251
Yamanouchi Pharmaceutical Co. Ltd.
  (b) (16)........................      41,800      1,626,326
                                                 ------------
                                                   22,827,111
                                                 ------------
GERMANY - 12.8%
Bayer AG (b) (14).................      35,540      1,199,578
Deutsche Post AG (b) (23).........      94,600      2,160,865
Deutsche Telekom AG (a) (b)
  (22)............................     171,500      3,862,113
SAP AG (b) (20)...................      17,600      3,105,510
Schering AG (b) (16)..............      20,000      1,483,490
Siemens AG (b) (3)................      46,550      3,926,841
                                                 ------------
                                                   15,738,397
                                                 ------------
FRANCE - 11.7%
AXA (b) (13)......................      69,000      1,700,329
BNP Paribas SA (b) (2)............      17,790      1,284,906
Dassault Systemes SA (b) (20).....      33,200      1,669,701
France Telecommunications (b)
  (22)............................      49,360      1,625,137
Schneider Electric SA (b) (3).....      25,570      1,772,598
Technip-Coflexip SA (b) (7).......       6,700      1,234,633
Total SA, Class B (b) (7).........      14,959      3,264,762
Veolia Environnement (b) (24).....      49,810      1,797,149
                                                 ------------
                                                   14,349,215
                                                 ------------

                                                     FAIR
FOREIGN COMMON STOCKS - 97.0%         SHARES        VALUE
-------------------------------------------------------------
SWITZERLAND - 7.3%
Compagnie Financiere Richemont AG
  (b) (5).........................      51,000   $  1,691,610
Holcim Ltd. (b) (14)..............      29,900      1,789,844
Lonza AG (b) (14).................      32,500      1,816,561
Nestle SA (b) (10)................       4,590      1,193,616
Roche Holding AG -  Genuss (b)
  (16)............................      21,965      2,512,049
                                                 ------------
                                                    9,003,680
                                                 ------------
CANADA - 4.1%
Alcan Aluminum Ltd. (c) (14)......      28,200      1,382,928
Celestica, Inc. (a) (c) (21)......      82,900      1,169,719
Glamis Gold Ltd. (a) (c) (14).....      57,100        979,836
Placer Dome, Inc. (c) (14)........      83,000      1,565,380
                                                 ------------
                                                    5,097,863
                                                 ------------
TAIWAN - 3.9%
Taiwan Semiconductor Manufacturing
  Co., ADR (c) (19)...............     571,020      4,847,961
                                                 ------------
RUSSIA - 2.8%
OAO Gazprom ADR (c) (7)...........      58,350      2,077,046
Surgutneftegaz (c) (7)............      36,900      1,380,983
                                                 ------------
                                                    3,458,029
                                                 ------------
NETHERLANDS - 2.8%
ABN AMRO Holdings NV (b) (2)......      47,400      1,251,914
ASM Lithography Holding NV (a) (b)
  (19)............................     134,628      2,144,350
                                                 ------------
                                                    3,396,264
                                                 ------------
AUSTRALIA - 2.0%
News Corp., Inc. -  Class B (a)
  (c) (15)........................     129,368      2,483,867
                                                 ------------
SPAIN - 1.2%
Repsol YPF SA (b) (7).............      59,410      1,539,981
                                                 ------------
HONG KONG - 1.2%
Sun Hung Kai Properties (b)
  (17)............................     145,000      1,451,156
                                                 ------------
FINLAND - 1.1%
Stora Enso Oyj, Class R (b)
  (14)............................      86,440      1,311,785
                                                 ------------
SINGAPORE - 1.0%
Oversea-Chinese Banking Corp. Ltd.
  (b) (2).........................     151,000      1,248,358
                                                 ------------
MEXICO - 1.0%
Grupo Televisa S.A., GDR (c)
  (15)............................      19,600      1,185,800
                                                 ------------
IRELAND - 1.0%
Elan Corp. PLC, ADR (a) (c)
  (16)............................      43,200      1,177,200
                                                 ------------
DENMARK - 0.9%
GN Store Nord AS (b) (11).........     101,000      1,083,931
                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (COST $101,610,873).............               $119,339,848
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                       FACE
REPURCHASE AGREEMENTS - 4.0%          AMOUNT      FAIR VALUE
-------------------------------------------------------------
FINANCIAL SERVICES - 4.0%
State Street Bank 0.600%
 01/03/05 (8).....................  $4,976,000   $  4,976,000
                                                 ------------
 Repurchase price $4,976,249
 Collateralized by:
  U.S. Treasury Bond
  7.250% 05/15/16
  Fair Value: $5,079,662
TOTAL REPURCHASE AGREEMENTS
  (COST $4,976,000)...............               $  4,976,000
                                                 ------------
TOTAL INVESTMENTS - 101.0%
  (COST $106,586,873) (D).........               $124,315,848
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (1.0%).................                 (1,209,925)
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $123,105,923
                                                 ============

---------------

Abbreviations:
ADR:  American Depository Receipts
GDR:  Global Depository Receipts
Footnotes:
(a)   Represents a non-income producing security.
(b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $99,391,280 or 80.7% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
      Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(c) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
(d) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $2,416,514.

INDUSTRY CLASSIFICATIONS (% OF NET ASSETS):

 Automobiles & Components.....   (1)   1.0%
 Banks........................   (2)   7.0%
 Capital Goods................   (3)   7.4%
 Commercial Services &
   Supplies...................   (4)   1.8%
 Consumer Durables &
   Apparel....................   (5)   4.8%
 Diversified Financials.......   (6)   1.1%
 Energy.......................   (7)   7.7%
 Financial Services...........   (8)   4.0%
 Food & Staples Retailing.....   (9)   3.5%
 Food Beverage & Tobacco......  (10)   3.4%
 Health Care Equipment &
   Services...................  (11)   0.9%
 Household & Personal
   Products...................  (12)   2.2%
 Insurance....................  (13)   1.4%
 Materials....................  (14)  11.9%
 Media........................  (15)   4.2%
 Pharmaceuticals &
   Biotechnology..............  (16)   9.6%
 Real Estate..................  (17)   1.2%
 Retailing....................  (18)   0.9%
 Semiconductors &
   Semiconductor Equipment....  (19)   5.7%
 Software & Services..........  (20)   6.3%
 Technology Hardware &
   Equipment..................  (21)   2.8%
 Telecommunication Services...  (22)   8.9%
 Transportation...............  (23)   1.8%
 Utilities....................  (24)   1.5%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $106,586,873)....................  $124,315,848
  Cash.....................................       576,074
  Receivable for fund shares sold..........         1,652
  Dividends and accrued interest
    receivable.............................       140,201
  Prepaid expenses and other assets........         1,290
                                             ------------
    Total assets...........................   125,035,065
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........     1,233,268
  Payable for securities purchased.........       575,574
  Payable for investment management
    services...............................        85,553
  Accrued accounting and custody fees......        20,839
  Accrued printing, proxy and filing
    expenses...............................         5,952
  Accrued professional fees................         7,540
  Other accrued expenses...................           416
                                             ------------
    Total liabilities......................     1,929,142
                                             ------------
Net assets.................................  $123,105,923
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 12,509,833
  Paid-in capital in excess of par value...   134,184,299
  Accumulated net realized losses on
    investments............................   (41,383,864)
  Net unrealized appreciation on:
    Investments............................    17,728,975
    Foreign currency related
      transactions.........................         7,756
  Undistributed net investment income......        58,924
                                             ------------
Net assets.................................  $123,105,923
                                             ============
Shares outstanding.........................    12,509,833
Net asset value per share..................  $       9.84
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest..................................  $     9,432
  Dividends (net of $160,388 foreign taxes
    withheld)...............................    1,310,483
  Other income..............................        1,811
                                              -----------
      Total investment income...............    1,321,726
                                              -----------
Expenses:
  Management fees...........................      807,747
  Custodian fees............................      121,546
  Directors' fees...........................        4,408
  Professional fees.........................       10,921
  Accounting fees...........................       85,197
  Printing and proxy fees...................       10,513
  Other.....................................          336
                                              -----------
    Total expenses..........................    1,040,668
      Less expenses voluntarily reduced or
         reimbursed by advisor..............      (46,102)
                                              -----------
    Net expenses............................      994,566
                                              -----------
    Net investment income...................      327,160
                                              -----------
Realized/unrealized gains (losses) on
  investments
  and foreign currency:
  Net realized gains (losses) on:
    Investments.............................    7,887,638
    Foreign currency related transactions...     (205,780)
  Change in unrealized
    appreciation/depreciation on:
    Investments.............................    5,236,301
    Foreign currency related transactions...        6,868
                                              -----------
      Net realized/unrealized gains (losses)
         on investments.....................   12,925,027
                                              -----------
      Change in net assets from
         operations.........................  $13,252,187
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2004             2003
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income.....................................  $    327,160     $    379,553
  Net realized gains (losses) on investments and foreign
    currency transactions...................................     7,681,858          (70,910)
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........     5,243,169       17,023,278
                                                              ------------     ------------
    Change in net assets from operations....................    13,252,187       17,331,921
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............            --          (96,907)
  Return of capital distributions...........................            --         (170,004)
                                                              ------------     ------------
    Change in net assets from distributions to
     shareholders...........................................            --         (266,911)
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    46,625,118       53,233,467
  Received from dividends reinvested........................            --          266,911
  Paid for shares redeemed..................................    (8,234,806)     (51,914,928)
                                                              ------------     ------------
    Change in net assets from capital transactions..........    38,390,312        1,585,450
                                                              ------------     ------------
      Change in net assets..................................    51,642,499       18,650,460
Net Assets:
  Beginning of year.........................................    71,463,424       52,812,964
                                                              ------------     ------------
  End of year...............................................  $123,105,923     $ 71,463,424
                                                              ============     ============
  Undistributed (distributions in excess of) net investment
    income..................................................  $     58,924     $    (62,456)
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2004       2003       2002        2001        2000
                                                              ------     ------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $ 8.71     $ 6.60     $  8.34     $ 11.84     $ 21.51
Investment activities:
  Net investment income (loss)..............................    0.03       0.02        0.03        0.02       (0.02)
  Net realized & unrealized gains (losses) on investments
    and foreign currency transactions.......................    1.10       2.12       (1.75)      (3.52)      (4.74)
                                                              ------     ------     -------     -------     -------
      Total from investment activities......................    1.13       2.14       (1.72)      (3.50)      (4.76)
                                                              ------     ------     -------     -------     -------
Distributions:
  Distributions from net investment income..................      --      (0.01)         --          --          --
  Distributions of net realized capital gains and foreign
    currency related transactions...........................      --         --          --          --       (4.89)
  Return of capital distributions...........................      --      (0.02)      (0.02)         --       (0.02)
                                                              ------     ------     -------     -------     -------
      Total distributions...................................      --      (0.03)      (0.02)         --       (4.91)
                                                              ------     ------     -------     -------     -------
Net asset value, end of year................................  $ 9.84     $ 8.71     $  6.60     $  8.34     $ 11.84
                                                              ======     ======     =======     =======     =======
Total return................................................   12.97%     32.59%     (20.64)%    (29.57)%    (22.20)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $123.1     $ 71.5     $  52.8     $  83.1     $ 124.5
  Ratios net of expenses voluntarily reduced or reimbursed
    by advisor:
    Expenses................................................    1.11%      1.19%       1.15%       1.20%       1.14%
    Net investment income (loss)............................    0.36%      0.67%       0.54%       0.19%      (0.11)%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................    1.16%      1.24%       1.20%       1.25%       1.20%
  Portfolio turnover rate...................................      76%       165%         85%        201%        243%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     12.50%
Five-year                                    11.25%
Ten-year                                     12.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Capital Appreciation Portfolio returned 12.50% versus 10.87% for the current benchmark, the S&P 500 Index.

The rapid acceleration in China's growth made a rather strong positive impact on the Portfolio's Materials and Energy sectors, especially within the chemicals, metals and mining, and energy equipment and services industries. The Portfolio had a larger exposure to the Energy sector early in the year; however, we took profits and brought the exposure down to market weight. With these profits, we increased the Portfolio's exposure to the Materials sector. The Portfolio's Financials, Industrials, Health Care and Information Technology holdings made a positive impact to total return, with the latter two also significantly outpacing the S&P 500. The Consumer Discretionary sector was the only sector that finished the year with negative absolute performance, mainly due to media names. Nevertheless, outperformance resulted from the cumulative effect of individual stock picks across sectors and industries.(1)

Software holdings led the Information Technology sector. McAfee Inc., the top contributor to total return, performed well due to both the completion of the sale of its Sniffer enterprise division as well as better-than-expected growth in both the volume and pricing in its consumer products. McAfee Inc. also focused on anti-virus software, taking market share away from competitor Symantec. In addition, McAfee Inc. benefited from the upbeat sentiment surrounding its segment as well as its recent deal with AOL. We eliminated the position as the stock price reached our upside price target.(1)

Materials holdings Lyondell Chemical Co. and Companhia Vale do Rio Doce (CVRD) made a strong positive impact to total return. Lyondell Chemical Co., which is a leading producer of intermediate and performance chemicals, showed striking gains as the improving economy stimulated demand for chemicals essential to manufacturing, agriculture and consumer products. In particular, polyethylene
(PE), the basic building block chemical in most plastics, exhibited pricing power over and above raw material costs. We believe that Lyondell Chemical Co. is well positioned as it has solid operating leverage to chemical prices and strong balance sheet leverage as it uses strong free-cash flow toward paying down debt. We believe the uptrend in the ethylene cycle will continue and that the company should continue to perform well. CVRD, one of the world's largest iron ore producers, continued to benefit from the elevated price of iron ore resulting from the sustained global demand and tight supply for iron ore. CVRD also is one of the few companies in the industry to have such an extensive reserve base that new mines can be brought into production in the coming years. We believe modest supply increases and strong global demand, especially from China, should benefit metals' pricing power in the future.(1)

Another notable contributor was pharmacy benefits manager (PBM) Medco Health Solutions, Inc. Medco Health Solutions, Inc., a long-term holding for the Portfolio, was a spinout of Merck & Co. Due to customer dissatisfaction with Merck & Co., Medco Health Solutions, Inc. was immediately under pressure to retain accounts and lost many. Recently, Medco Health Solutions, Inc. has performed well as it signed more new business than expected. Medco Health Solutions, Inc. also stands to benefit from the nation's growing population of seniors, who are typically steady users of prescriptions. Medco Health Solutions, Inc. has developed a state-of-the-art mail-in facility for prescriptions. We believe the stock should continue to perform well with new business wins and because Medco Health Solutions, Inc. will be one of the PBMs administering the new Medicare drug program, scheduled to go into effect in 2006.(1)

Textiles apparel & luxury goods company Polo Ralph Lauren Corp. generated positive returns due to strong overall busi-

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

ness growth, driven by same-store-sales in the retail division as well as growth of new business in the wholesale division, where it sells to department stores.(1)

Media holdings hurt Portfolio performance due to general concerns regarding the pace of the advertising recovery. Disappointing industry revenue trends verses the market's expectations adversely affected Viacom, Inc., Interpublic Group of Companies, Inc. and Westwood One, Inc. On a company-specific level, although Viacom, Inc. rallied in December, it was not enough to make up for the sluggish radio trends throughout the year and to overcome the turmoil caused by Mel Karmazin's departure. We trimmed the position in the third quarter, but are now aggressively buying back the stock due to favorable reward to risk dynamics.(1)

Harmony Gold Mining Co., Ltd. was the biggest detractor. Harmony Gold Mining Co., Ltd.'s revenues are based in USD and cost structure in South African Rand. As the Rand gained strength, Harmony Gold Mining Co., Ltd.'s cost structure was negatively impacted, leading to tightened margins, which have been partially offset through continued cost cutting. Harmony Gold Mining Co., Ltd. has also come under pressure as it launched an unsolicited offer to buy Goldfields of South Africa. This had led to many negative headlines from both sides, but a combined company would result in a lower cost structure.(1)

Pfizer, Inc. was a drag on absolute return. Shares of Pfizer, Inc. fell as the company announced it would suspend direct-to-consumer advertising of arthritis drug Celebrex after a long-term study linked the drug when administered in high doses to an increased risk of heart attacks. Celebrex is in the same class as the Vioxx, which was pulled from the market in September because of safety concerns. We sold the Portfolio's position in Pfizer, Inc. in mid-December.(1)

Many of our new ideas are driven by company-specific catalysts that we think have been generally overlooked in the market rally. We are also closely monitoring whether or not the Chinese government will continue to be successful in engineering a "soft landing" because of the potential impact on global demand for many commodities, which would affect the fundamentals of the underlying companies that we own in the sector. We have been focused on the basic materials sector for some time now, which has positively impacted performance, and continue to find good supply/demand fundamentals in many companies of this diverse sector, but we are mindful of the inherent cyclicality of their businesses and at the margin are taking profits. We continue to believe this will be a stock pickers market and will stay disciplined in our style and philosophy as we try to uncover new opportunities.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               CAPITAL APPRECIATION PORTFOLIO
                                                              (COMMENCED OPERATIONS APRIL 30,
                                                                           1994)                          S&P 500 INDEX
                                                              -------------------------------             -------------
12/94                                                                     10000.00                           10000.00
                                                                          11351.00                           12015.00
12/95                                                                     12261.30                           13742.80
                                                                          13095.10                           15144.50
12/96                                                                     14192.50                           16914.90
                                                                          15320.80                           20382.50
12/97                                                                     16348.80                           22538.90
                                                                          17251.30                           26530.60
12/98                                                                     17315.10                           28979.30
                                                                          18771.30                           32567.00
12/99                                                                     18433.40                           35077.90
                                                                          19027.00                           34927.10
12/00                                                                     24238.50                           31881.40
                                                                          26686.60                           29745.40
12/01                                                                     26587.80                           28094.50
                                                                          23942.30                           24400.10
12/02                                                                     21229.70                           21889.30
                                                                          23252.80                           24463.50
12/03                                                                     27922.00                           28167.30
                                                                          28977.50                           29136.20
12/04                                                                     31411.60                           31228.20


Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               93.2
Short-Term Notes
  Less Net Liabilities                           6.8
                                     ---------------
                                               100.0
                                     ===============

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Financials                               22.8
      Materials                                18.1
      Health Care                              11.7
      Consumer Discretionary                   11.4
      Information Technology                    9.3
      Energy                                    7.4
      Industrials                               6.9
      Consumer Staples                          2.7
      Telecommunication Services                2.3
      Utilities                                 0.6
                                    ---------------
                                               93.2
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                     % of Net Assets
 1.  UnumProvident Corp.                         2.5
 2.  The Bank of New York Co.,                   2.5
     Inc.
 3.  Medco Health Solutions, Inc.                2.4
 4.  Microsoft Corp.                             2.4
 5.  E.I. DuPont de Nemours & Co.                2.2
 6.  Cooper Cameron Corp.                        2.2
 7.  Schlumberger Ltd.                           2.1
 8.  XL Capital Ltd.                             2.0
 9.  The Kroger Co.                              2.0
10.  Alcoa, Inc.                                 1.9

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 93.2%                 SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 0.2%
Lockheed Martin Corp. ............       4,600   $    255,530
                                                 ------------
BIOTECHNOLOGY - 1.0%
MedImmune, Inc. (a)...............      49,500      1,341,945
                                                 ------------
CAPITAL MARKETS - 9.3%
Eaton Vance Corp. ................      38,400      2,002,560
Janus Capital Group, Inc. ........     107,300      1,803,713
Mellon Financial Corp. ...........      52,400      1,630,164
Merrill Lynch & Co, Inc. .........      27,500      1,643,675
National Financial Partners
  Corp. ..........................      15,300        593,640
The Bank of New York Co., Inc. ...      95,200      3,181,584
The Charles Schwab Corp. .........      98,500      1,178,060
                                                 ------------
                                                   12,033,396
                                                 ------------
CHEMICALS - 8.3%
E.I. DuPont de Nemours & Co. .....      59,200      2,903,760
Great Lakes Chemical Corp. .......      77,000      2,193,730
Lyondell Chemical Co. ............      66,400      1,920,288
Nalco Holding Company (a).........      90,200      1,760,704
Olin Corp. .......................      85,900      1,891,518
                                                 ------------
                                                   10,670,000
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 4.2%
Education Management Corp. (a)....      35,000      1,155,350
ITT Educational Services, Inc.
  (a).............................      41,200      1,959,060
Manpower, Inc. ...................      48,200      2,328,060
                                                 ------------
                                                    5,442,470
                                                 ------------
COMMUNICATIONS EQUIPMENT - 1.0%
Nokia Corp. ADR (b)...............      80,900      1,267,703
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 4.5%
Assured Guaranty Ltd. ............     100,500      1,976,835
JPMorgan Chase & Co. .............      37,104      1,447,427
Principal Financial Group,
  Inc. ...........................      59,800      2,448,212
                                                 ------------
                                                    5,872,474
                                                 ------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 2.3%
IDT Corp. (a).....................      47,400        733,752
SBC Communications, Inc. .........      87,100      2,244,567
                                                 ------------
                                                    2,978,319
                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 3.1%
Agilent Technologies, Inc. (a)....      61,800      1,489,380
Symbol Technologies, Inc. ........     143,800      2,487,740
                                                 ------------
                                                    3,977,120
                                                 ------------
ENERGY EQUIPMENT & SERVICES - 7.4%
Cooper Cameron Corp. (a)..........      53,600      2,884,216
National-Oilwell, Inc. (a)........      28,500      1,005,765
Rowan Cos., Inc. (a)..............      85,500      2,214,450
Schlumberger Ltd. (b).............      40,300      2,698,085
Todco (a).........................      39,500        727,590
                                                 ------------
                                                    9,530,106
                                                 ------------

                                                     FAIR
COMMON STOCKS - 93.2%                 SHARES        VALUE
-------------------------------------------------------------
FERTILIZERS AND AGRICULTURAL
  CHEMICALS - 0.6%
Terra Industries, Inc. (a)........      94,100   $    793,827
                                                 ------------
FOOD & STAPLES RETAILING - 2.0%
The Kroger Co. (a)................     147,700      2,590,658
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 6.0%
CIGNA Corp. ......................      22,600      1,843,482
Community Health Systems, Inc.
  (a).............................      33,500        933,980
Medco Health Solutions, Inc.
  (a).............................      75,300      3,132,480
Tenet Healthcare Corp. (a)........     165,200      1,813,896
                                                 ------------
                                                    7,723,838
                                                 ------------
HOUSEHOLD PRODUCTS - 0.7%
Kimberly-Clark Corp. .............      13,600        895,016
                                                 ------------
INSURANCE - 9.0%
Axis Capital Holdings Ltd. .......      79,500      2,175,120
Conseco, Inc. (a).................      82,700      1,649,865
UnumProvident Corp. ..............     179,200      3,214,848
Willis Group Holdings Ltd. .......      47,100      1,939,107
XL Capital Ltd. ..................      33,400      2,593,510
                                                 ------------
                                                   11,572,450
                                                 ------------
INTERNET & CATALOG RETAIL - 1.6%
IAC/InterActiveCorp (a)...........      76,500      2,112,930
                                                 ------------
IT SERVICES - 1.6%
Hewitt Associates, Inc. (a).......      65,000      2,080,650
                                                 ------------
MACHINERY - 1.0%
Navistar International Corp.
  (a).............................      30,300      1,332,594
                                                 ------------
MEDIA - 7.5%
Interpublic Group of Companies,
  Inc. (a)........................     136,400      1,827,760
Radio One, Inc. (a)...............      94,600      1,524,952
The DIRECTV Group Inc. (a)........     119,400      1,998,756
Viacom, Inc. -  Class B...........      52,289      1,902,797
Westwood One, Inc. (a)............      92,100      2,480,253
                                                 ------------
                                                    9,734,518
                                                 ------------
METALS & MINING - 6.3%
Alcoa, Inc. ......................      79,600      2,501,032
Aluminum Corp of China Ltd. ADR
  (b).............................      25,200      1,475,460
Companhia Vale do Rio Doce ADR
  (b).............................      56,800      1,647,768
GrafTech International Ltd. (a)...      83,500        789,910
Harmony Gold Mining Co., Ltd. ADR
  (b).............................     183,400      1,700,118
                                                 ------------
                                                    8,114,288
                                                 ------------
MULTI-UTILITIES - 0.6%
Aquila, Inc. (a)..................     195,300        720,657
                                                 ------------
PAPER & FOREST PRODUCTS - 2.9%
International Paper Co. ..........      51,600      2,167,200
MeadWestvaco Corp. ...............      47,000      1,592,830
                                                 ------------
                                                    3,760,030
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 93.2%                 SHARES        VALUE
-------------------------------------------------------------
PHARMACEUTICALS - 4.7%
Eli Lilly & Co. ..................      27,500   $  1,560,625
GlaxoSmithKline PLC ADR (b).......      37,200      1,762,908
Merck & Co., Inc. ................      54,800      1,761,272
Watson Pharmaceuticals, Inc.
  (a).............................      30,700      1,007,267
                                                 ------------
                                                    6,092,072
                                                 ------------
ROAD & RAIL - 1.5%
CSX Corp. ........................      48,400      1,939,872
                                                 ------------
SOFTWARE - 3.6%
Manhattan Associates, Inc. (a)....      69,100      1,650,108
Microsoft Corp. ..................     114,900      3,068,979
                                                 ------------
                                                    4,719,087
                                                 ------------
SPECIALTY RETAIL - 1.3%
Toys "R" Us, Inc. (a).............      84,300      1,725,621
                                                 ------------
TEXTILES, APPAREL & LUXURY
  GOODS - 1.0%
Polo Ralph Lauren Corp. ..........      31,700      1,350,420
                                                 ------------
TOTAL COMMON STOCKS
  (COST $106,261,919).............               $120,627,591
                                                 ------------

                                       FACE
SHORT-TERM NOTES - 8.7%               AMOUNT      FAIR VALUE
-------------------------------------------------------------
CONSUMER FINANCE - 3.9%
American Express 1.900%
  01/03/2005......................  $4,983,000   $  4,983,000
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 4.8%
Citicorp 2.000% 01/03/2005........   6,248,000      6,248,000
                                                 ------------
TOTAL SHORT-TERM NOTES
  (COST $11,231,000)..............               $ 11,231,000
                                                 ------------
TOTAL INVESTMENTS - 101.9%
  (COST $117,492,919) (C).........               $131,858,591
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (1.9)%.................                 (2,436,841)
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $129,421,750
                                                 ============

---------------

Abbreviations:
 ADR:  American Depository Receipts
Footnotes:
  (a)  Represents a non-income producing security.
  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
  (c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $244,375.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $117,492,919)....................  $131,858,591
  Cash.....................................        15,047
  Receivable for securities sold...........       890,807
  Dividends and accrued interest
    receivable.............................        76,512
  Prepaid expenses and other assets........         1,651
                                             ------------
    Total assets...........................   132,842,608
                                             ------------
Liabilities:
  Payable for securities purchased.........     2,773,365
  Payable for fund shares redeemed.........       529,310
  Payable for investment management
    services...............................        85,906
  Accrued custody expense..................         3,444
  Accrued professional fees................         7,777
  Accrued accounting fees..................        11,923
  Accrued printing and proxy fees..........         9,133
                                             ------------
    Total liabilities......................     3,420,858
                                             ------------
Net assets.................................  $129,421,750
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,935,084
  Paid-in capital in excess of par value...   100,078,198
  Accumulated net realized gains on
    investments............................     6,892,032
  Net unrealized appreciation on
    investments............................    14,365,672
  Undistributed net investment income......       150,764
                                             ------------
Net assets.................................  $129,421,750
                                             ============
Shares outstanding.........................     7,935,084

Net asset value per share..................  $      16.31
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest..................................  $   114,859
  Dividends (net of withholding tax of
    $1,229).................................    1,534,265
  Other income..............................          342
                                              -----------
    Total investment income.................    1,649,466
                                              -----------
Expenses:
  Management fees...........................      910,764
  Custodian fees............................       18,153
  Directors' fees...........................        5,897
  Professional fees.........................       13,364
  Accounting fees...........................       67,705
  Printing and proxy fees...................       13,755
  Other.....................................        2,047
                                              -----------
    Total expenses..........................    1,031,685
                                              -----------
    Net investment income...................      617,781
                                              -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments.............................   15,148,062
  Change in unrealized
    appreciation/depreciation
    on investments..........................   (1,473,224)
                                              -----------
    Net realized/unrealized gains (losses)
      on investments........................   13,674,838
                                              -----------
    Change in net assets from operations....  $14,292,619
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2004             2003
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income.....................................  $    617,781     $    234,571
  Net realized gains (losses) on investments................    15,148,062        5,085,652
  Change in unrealized appreciation/depreciation on
    investments.............................................    (1,473,224)      21,049,143
                                                              ------------     ------------
    Change in net assets from operations....................    14,292,619       26,369,366
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............      (467,016)        (236,524)
  Return of capital distributions...........................            --           (2,480)
                                                              ------------     ------------
    Change in net assets from distributions to
     shareholders...........................................      (467,016)        (239,004)
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    15,901,743        8,064,357
  Received from dividends reinvested........................       467,016          239,004
  Paid for shares redeemed..................................   (10,241,530)     (14,363,266)
                                                              ------------     ------------
    Change in net assets from capital transactions..........     6,127,229       (6,059,905)
                                                              ------------     ------------
      Change in net assets..................................    19,952,832       20,070,457
Net Assets:
  Beginning of year.........................................   109,468,918       89,398,461
                                                              ------------     ------------
  End of year...............................................  $129,421,750     $109,468,918
                                                              ============     ============
  Undistributed net investment income.......................  $    150,764     $         --
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2004       2003       2002        2001       2000
                                                              ------     ------     -------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $14.55     $11.09     $ 14.06     $14.05     $12.11
Investment activities:
  Net investment income.....................................    0.08       0.03        0.03       0.07       0.10
  Net realized & unrealized gains (losses) on investments...    1.74       3.46       (2.86)      1.29       3.69
                                                              ------     ------     -------     ------     ------
      Total from investment activities......................    1.82       3.49       (2.83)      1.36       3.79
                                                              ------     ------     -------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.06)     (0.03)      (0.03)     (0.07)     (0.10)
  Distributions of net realized capital gains...............      --         --       (0.11)     (1.28)     (1.75)
  Return of capital distributions...........................      --         --(a)       --         --         --
                                                              ------     ------     -------     ------     ------
      Total distributions...................................   (0.06)     (0.03)      (0.14)     (1.35)     (1.85)
                                                              ------     ------     -------     ------     ------
Net asset value, end of year................................  $16.31     $14.55     $ 11.09     $14.06     $14.05
                                                              ======     ======     =======     ======     ======
Total return................................................   12.50%     31.52%     (20.15)%     9.69%     31.50%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $129.4     $109.5     $  89.4     $107.7     $ 74.0
  Ratios to average net assets:
    Expenses................................................    0.91%      0.95%       0.97%      0.93%      0.96%
    Net investment income...................................    0.54%      0.25%       0.21%      0.49%      0.76%
  Portfolio turnover rate...................................     100%       108%         96%       126%       230%

---------------

(a) Amount is less than $0.005.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 OBJECTIVE

The Discovery Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   10.93%
Five-year                                  -5.73%
Ten-year                                   11.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Discovery Portfolio returned 10.93% versus 14.29% for the current benchmark, the Russell 2000 Growth Index.

The market struggled for the first eight months of 2004, driven by investors' fears over high oil prices, the situation in Iraq, rising interest rates, and uncertainty leading up to the Presidential election. Beginning in mid-August, however, at a point roughly coinciding with a sharp correction in the price of oil, the equity markets began to rally. The rally gathered momentum from that point, as the election passed with an incumbent victory and oil prices settled back to the low-$40 level.

The Portfolio benefited from strong stock selection and a relative overweight position in the consumer discretionary sector. Favorable contribution to performance in this sector was gained from lodging company Choice Hotels International, Inc., which appreciated during the year, driven by improving trends in business travel and room rate pricing. Guitar Center, Inc., a retailer of musical instruments, also aided performance as the company continued to post better-than-expected sales growth.(1)

Stock selection in the energy sector also boosted Portfolio performance. Specific holdings such as National-Oilwell, Inc. outperformed as surging oil prices in 2004 provided a highly supportive backdrop for stock performance.

Other notable positive contributors to the Portfolio's relative performance during the year included Harris Corp., a manufacturer of electronic communications equipment, and SFBC International, Inc., a contract research organization for the pharmaceutical industry.(1)

Additionally, the Portfolio benefited from a relative underweight position in the information technology sector, which was the only sector in the Russell 2000 Growth Index to register a loss for the year despite the market's strong advance.(1)

Although a few stocks in the health care sector were among the largest positive contributors to the Portfolio, holdings in this sector underperformed the benchmark. Pharmaceutical manufacturer Taro Pharmaceuticals Industries Ltd., had the largest negative impact on the Portfolio's performance of any stock for the 12-month period. Taro Pharmaceuticals Industries Ltd., reported disappointing first quarter results due to both lower-than-expected revenue from new over-the-counter products, as well as higher costs to market those products.(1)

Within the semiconductor industry, specific holdings hampered Portfolio performance as evidence mounted that the current cycle had reached its peak. Brooks Automation, Inc., which makes automation equipment for semiconductor manufacturing, and OmniVision, which makes semiconductors for digital cameras and other applications, underperformed for the period.(1)

In the materials sector, a relative underweight position coupled with poor stock selection negatively impacted Portfolio performance.(1)

Other names that detracted from Portfolio performance included Performance Food Group Co., a food distribution company, and Corinthian Colleges, Inc., an education-related company.(1)

Our strategy for the Portfolio remains consistent. We will continue to emphasize companies that we believe have higher quality characteristics such as sustainable earnings growth, reasonable valuations and effective management teams.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               DISCOVERY PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)         RUSSELL 2000 GROWTH INDEX
                                                               ------------------------------       -------------------------
12/94                                                                     10000.00                           10000.00
                                                                          11740.00                           11595.00
12/95                                                                     13301.40                           13104.70
                                                                          15219.50                           14666.70
12/96                                                                     15657.80                           14580.20
                                                                          15651.50                           15342.80
12/97                                                                     16983.50                           16468.90
                                                                          17625.50                           17368.10
12/98                                                                     18778.20                           16673.40
                                                                          25021.90                           18810.90
12/99                                                                     38768.90                           23859.80
                                                                          46852.30                           24153.20
12/00                                                                     34422.40                           18508.60
                                                                          31289.90                           18536.40
12/01                                                                     28101.50                           16818.10
                                                                          23239.90                           13900.10
12/02                                                                     18903.40                           11727.50
                                                                          21236.00                           13994.50
12/03                                                                     26024.80                           17418.90
                                                                          27206.30                           18406.60
12/04                                                                     28868.60                           19908.60

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               97.0
Exchange Traded Funds                            1.0
Repurchase Agreements
     Less Net Liabilities                        2.0
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                     % of Net Assets
 1.  Altiris, Inc.                               2.7
 2.  Impax Laboratories, Inc.                    2.5
 3.  Choice Hotels International,                2.4
     Inc.
 4.  Station Casinos, Inc.                       2.4
 5.  Gaylord Entertainment Co.                   2.3
 6.  Harris Corp.                                2.1
 7.  WMS Industries, Inc.                        2.1
 8.  Trex Co., Inc.                              2.0
 9.  SFBC International, Inc.                    2.0
10.  Avocent Corp.                               2.0

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Consumer Discretionary                   26.3
      Information Technology                   21.7
      Industrials                              21.1
      Health Care                              19.4
      Energy                                    4.2
      Financials                                3.3
      Materials                                 1.0
                                    ---------------
                                               97.0
                                    ===============

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 97.0%                  SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 1.0%
Hexcel Corp. (a)...................      63,025   $   913,863
                                                  -----------
AIR FREIGHT & LOGISTICS - 2.3%
Forward Air Corp. (a)..............      14,450       645,915
UTi Worldwide, Inc. (b)............      20,575     1,399,512
                                                  -----------
                                                    2,045,427
                                                  -----------
BUILDING PRODUCTS - 2.0%
Trex Co., Inc. (a).................      34,800     1,824,912
                                                  -----------
CAPITAL MARKETS - 0.5%
Affiliated Managers Group, Inc.
  (a)..............................       6,625       448,777
                                                  -----------
COMMERCIAL BANKS - 1.8%
NewAlliance Bancshares, Inc. ......      49,600       758,880
Southwest Bancorp. of Texas,
  Inc. ............................      32,875       765,659
                                                  -----------
                                                    1,524,539
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES -  6.0%
Asset Acceptance Capital Corp.
  (a)..............................      22,025       469,133
Education Management Corp. (a).....      48,225     1,591,907
Gevity HR, Inc. ...................      46,125       948,330
Herman Miller, Inc. ...............      34,200       944,946
Stericycle, Inc. (a)...............      29,475     1,354,376
                                                  -----------
                                                    5,308,692
                                                  -----------
COMMUNICATIONS EQUIPMENT - 8.4%
Avocent Corp. (a)..................      44,375     1,798,075
Harris Corp. ......................      30,950     1,912,400
Polycom, Inc. (a)..................      62,325     1,453,419
Powerwave Technologies, Inc. (a)...     113,275       960,572
Tekelec (a)........................      65,150     1,331,666
                                                  -----------
                                                    7,456,132
                                                  -----------
ELECTRICAL EQUIPMENT - 2.0%
Ametek, Inc. ......................      49,850     1,778,149
                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-
  2.2%
Aeroflex, Inc. (a).................      82,925     1,005,051
RadiSys Corp. (a)..................      48,200       942,310
                                                  -----------
                                                    1,947,361
                                                  -----------
ENERGY EQUIPMENT & SERVICES - 3.4%
National-Oilwell, Inc. (a).........      47,500     1,676,275
Superior Energy Services, Inc.
  (a)..............................      90,300     1,391,523
                                                  -----------
                                                    3,067,798
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 4.8%
Dade Behring Holdings, Inc. (a)....      14,600       817,600
Fisher Scientific International
  Inc. (a).........................      27,275     1,701,414
I-Flow Corp. (a)...................      31,425       572,878
Mine Safety Appliances Co. ........      23,050     1,168,635
                                                  -----------
                                                    4,260,527
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.0%                  SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE PROVIDERS &
  SERVICES - 3.4%
Henry Schein, Inc. (a).............      16,875   $ 1,175,175
SFBC International, Inc. (a).......      45,937     1,814,512
                                                  -----------
                                                    2,989,687
                                                  -----------
HOTELS, RESTAURANTS &
  LEISURE - 14.8%
Choice Hotels International,
  Inc. ............................      37,325     2,164,850
Gaylord Entertainment Co. (a)......      48,700     2,022,511
GTECH Holdings Corp. ..............      58,425     1,516,129
Life Time Fitness, Inc. (a)........      31,550       816,514
Pinnacle Entertainment, Inc. (a)...      46,525       920,264
RARE Hospitality International,
  Inc. (a).........................      35,050     1,116,693
Red Robin Gourmet Burgers, Inc.
  (a)..............................      13,225       707,141
Station Casinos, Inc. .............      38,275     2,092,877
WMS Industries, Inc. (a)...........      54,475     1,827,091
                                                  -----------
                                                   13,184,070
                                                  -----------
HOUSEHOLD DURABLES - 1.6%
Tempur-Pedic International, Inc.
  (a)..............................      68,400     1,450,080
                                                  -----------
INTERNET & CATALOG RETAIL - 1.8%
Insight Enterprises, Inc. (a)......      78,905     1,619,131
                                                  -----------
INTERNET SOFTWARE & SERVICES - 0.1%
Digitas, Inc. (a)..................      11,575       110,541
                                                  -----------
IT SERVICES - 1.3%
Perot Systems Corp. (a)............      71,850     1,151,756
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 1.8%
Marvel Enterprises, Inc. (a).......      76,737     1,571,574
                                                  -----------
MACHINERY - 2.2%
Briggs & Stratton Corp. ...........      32,525     1,352,389
Westinghouse Air Brake Technologies
  Corp. ...........................      30,500       650,260
                                                  -----------
                                                    2,002,649
                                                  -----------
MEDIA - 0.8%
Cumulus Media, Inc. (a)............      50,175       756,639
                                                  -----------
METALS & MINING - 1.0%
GrafTech International Ltd. (a)....      94,150       890,659
                                                  -----------
MULTILINE RETAIL - 1.4%
Tuesday Morning Corp. (a)..........      41,100     1,258,893
                                                  -----------
OIL & GAS - 0.8%
Quicksilver Resources, Inc. (a)....      20,400       750,312
                                                  -----------
PHARMACEUTICALS - 11.2%
Endo Pharmaceuticals Holdings, Inc.
  (a)..............................      53,175     1,117,739
Eon Labs, Inc. (a).................      36,675       990,225
Impax Laboratories, Inc. (a).......     140,900     2,237,492
Inspire Pharmaceuticals, Inc.
  (a)..............................      48,075       806,218
Medicis Pharmaceutical Corp. ......      40,550     1,423,710
MGI Pharma, Inc. (a)...............      54,800     1,534,948
Salix Pharmaceuticals, Ltd. (a)....     101,762     1,789,994
                                                  -----------
                                                    9,900,326
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 97.0%                  SHARES        VALUE
-------------------------------------------------------------
ROAD & RAIL - 2.1%
J.B. Hunt Transport Services,
  Inc. ............................      20,225   $   907,091
Overnite Corp. ....................      25,725       957,999
                                                  -----------
                                                    1,865,090
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 5.1%
Brooks Automation, Inc. (a)........      31,000       533,820
Entegris, Inc. (a).................     104,450     1,039,277
Intersil Corp. ....................      57,850       968,409
Semtech Corp. (a)..................      37,125       811,924
Sigmatel, Inc. (a).................      34,325     1,219,567
                                                  -----------
                                                    4,572,997
                                                  -----------
SOFTWARE - 4.6%
Altiris, Inc. (a)..................      68,645     2,432,092
Foundry Networks, Inc. (a).........      78,850     1,037,666
Quest Software, Inc. (a)...........      38,125       608,094
                                                  -----------
                                                    4,077,852
                                                  -----------
SPECIALTY RETAIL - 4.1%
Guitar Center, Inc. (a)............      29,050     1,530,645
Hot Topic, Inc. (a)................      43,375       745,616
PETCO Animal Supplies, Inc. (a)....      34,300     1,354,164
                                                  -----------
                                                    3,630,425
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.0%
BankAtlantic Bancorp, Inc. ........      43,450       864,655
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 3.5%
Fastenal Co. ......................      24,775     1,525,149
Hughes Supply, Inc. ...............      50,125     1,621,544
                                                  -----------
                                                    3,146,693
                                                  -----------
TOTAL COMMON STOCKS
  (COST $71,194,337)...............               $86,370,206
                                                  -----------

                                                       FAIR
EXCHANGE TRADED FUNDS - 1.0%              SHARES      VALUE
-------------------------------------------------------------
Nasdaq-100 Index Tracking Stock.......      22,325   $890,991
                                                     --------
TOTAL EXCHANGE TRADED FUNDS
  (COST $816,115).....................               $890,991
                                                     --------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 2.8%           AMOUNT        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 2.8%
US Bank 1.600% 01/03/05............  $2,485,000   $ 2,485,000
                                                  -----------
 Repurchase price $2,485,327
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 4/15/33
  Fair Value: $2,432,573
  Fannie Mae Mortgage Back Pool
  #2004-39 MF 3.830% 05/25/34
  Fair Value: $102,045
TOTAL REPURCHASE AGREEMENTS
  (COST $2,485,000)................               $ 2,485,000
                                                  -----------
TOTAL INVESTMENTS - 100.8%
  (COST $74,495,452) (C)...........               $89,746,197
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.8)%............                  (724,338)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $89,021,859
                                                  ===========

---------------

Footnotes:
  (a)  Represents a non-income producing security.
  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
  (c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $690,718.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $74,495,452).....................  $ 89,746,197
  Cash.....................................        15,439
  Receivable for securities sold...........       984,887
  Dividends and accrued interest
    receivable.............................        10,356
  Prepaid expenses and other assets........         1,333
                                             ------------
    Total assets...........................    90,758,212
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,558,369
  Payable for fund shares redeemed.........        91,518
  Payable for investment management
    services...............................        59,835
  Accrued custody expense..................         2,479
  Accrued professional fees................         7,574
  Accrued accounting fees..................         8,798
  Accrued printing and proxy fees..........         7,780
                                             ------------
    Total liabilities......................     1,736,353
                                             ------------
Net assets.................................  $ 89,021,859
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  4,793,736
  Paid-in capital in excess of par value...   111,013,932
  Accumulated net realized losses on
    investments............................   (42,036,554)
  Net unrealized appreciation on
    investments............................    15,250,745
                                             ------------
Net assets.................................  $ 89,021,859
                                             ============
Shares outstanding.........................     4,793,736

Net asset value per share..................  $      18.57
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $   29,189
  Dividends (net of withholding tax of
    $1,081)..................................     209,538
                                               ----------
    Total investment income..................     238,727
                                               ----------
Expenses:
  Management fees............................     716,538
  Custodian fees.............................      14,296
  Directors' fees............................       4,622
  Professional fees..........................       8,544
  Accounting fees............................      55,229
  Printing and proxy fees....................      11,680
  Other......................................       1,389
                                               ----------
    Total expenses...........................     812,298
                                               ----------
    Net investment loss......................    (573,571)
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................   9,128,795
  Change in unrealized
    appreciation/depreciation on
    investments..............................     389,325
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................   9,518,120
                                               ----------
    Change in net assets from operations.....  $8,944,549
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                    2004               2003
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment loss.......................................    $   (573,571)      $   (567,510)
  Net realized gains (losses) on investments................       9,128,795          1,904,019
  Change in unrealized appreciation/depreciation on
    investments.............................................         389,325         24,749,719
                                                                ------------       ------------
    Change in net assets from operations....................       8,944,549         26,086,228
                                                                ------------       ------------
Capital transactions:
  Received from shares sold.................................       3,361,969          4,577,212
  Paid for shares redeemed..................................     (16,262,055)       (11,850,067)
                                                                ------------       ------------
    Change in net assets from capital transactions..........     (12,900,086)        (7,272,855)
                                                                ------------       ------------
      Change in net assets..................................      (3,955,537)        18,813,373
Net Assets:
  Beginning of year.........................................      92,977,396         74,164,023
                                                                ------------       ------------
  End of year...............................................    $ 89,021,859       $ 92,977,396
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2004       2003       2002        2001        2000
                                                              ------     ------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $16.74     $12.16     $ 18.08     $ 22.14     $ 31.62
Investment activities:
  Net investment loss.......................................   (0.12)     (0.10)      (0.10)      (0.10)      (0.22)
  Net realized & unrealized gains (losses) on investments...    1.95       4.68       (5.82)      (3.96)      (3.09)
                                                              ------     ------     -------     -------     -------
    Total from investment activities........................    1.83       4.58       (5.92)      (4.06)      (3.31)
                                                              ------     ------     -------     -------     -------
Distributions:
  Distributions of net realized capital gains...............      --         --          --          --       (6.09)
  Return of capital distributions...........................      --         --          --          --       (0.08)
                                                              ------     ------     -------     -------     -------
    Total distributions.....................................      --         --          --          --       (6.17)
                                                              ------     ------     -------     -------     -------
Net asset value, end of year................................  $18.57     $16.74     $ 12.16     $ 18.08     $ 22.14
                                                              ======     ======     =======     =======     =======
Total return................................................   10.93%     37.66%     (32.74)%    (18.36)%    (11.22)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 89.0     $ 93.0     $  74.2     $ 121.6     $ 158.0
  Ratios to average net assets:
    Expenses................................................    0.91%      0.95%       0.96%       0.96%       0.92%
    Net investment loss.....................................   (0.64)%    (0.71)%     (0.66)%     (0.54)%     (0.64)%
  Portfolio turnover rate...................................     104%       128%        128%        112%        138%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    20.87%
Five-year                                   -4.85%
Since inception (3/31/95)                    8.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004 the Ohio National International Small Company Portfolio returned 20.87% versus 26.94% for the current benchmark, the Morgan Stanley Capital International (MSCI) World ex-U.S. Small Cap Index.

The portfolio's relative performance was held back by the underweighted positions in the Financial and Industrial sectors, despite the portfolio's sector returns of 38.9% and 21.6%, respectively. Geographically, the portfolio also underperformed the index's Japan contribution by being underweight with a lower positive return. Out of index investments in emerging markets also negatively contributed to the fund's relative performance.(1)

The international small cap asset class performed as expected with a continued global economic recovery underway. As an international investment vehicle, the Portfolio's performance was given an additional lift as the U.S. dollar continued its depreciation against foreign currencies benefiting U.S. investors in international markets. Dominant themes for the Portfolio included: materials, energy, and transportation. International small caps at the beginning of the supply chain have exhibited early and strong earnings growth throughout the year.(1)

Aktiv Kapital ASA, a Norwegian debt collection agency, rose 130.0% during the period. The company buys defaulted debt portfolios in Europe and the UK from banks and finance companies at a discount to face value, typically 5-7%. Recovering the full debt obligation produces the company's revenue stream providing the company with an average internal rate of return of 20%. Midland Realty Ltd., a Hong Kong real estate broker gained 103.0% during the period. The company's first-half earnings per share rose 435% over last year's earnings for the same period with sales (fee-based revenues) increasing 109% as property transaction activity increased and property prices climbed nearly 50%.(1)

Wooyoung Co. Ltd., a South Korean supplier of backlight units (BLU) for LCD panels, is the 3rd largest supplier with 20% market share to Samsung Electronics. Wooyoung Co. Ltd.'s products are prone to price pressure and declining volumes. However, the company recently reported nine-month figures showing 30% sales growth and earnings per share growth of 35% year-over-year. Angiotech Pharmaceuticals Inc., a Canadian pharmaceutical company, is the developer of the paclitaxel drug used in drug-eluting stents (DES). It has had a royalty licensing agreement with Boston Scientific. Angiotech Pharmaceuticals Inc. is dependent on Boston Scientific who is forecasted to have a declining market share in DES and has had stent recalls this past year.(1)

International small caps continued to participate in the global economic recovery despite the "soft patch" experienced over the summer. The Portfolio's positioning in materials, the building blocks of productivity and growth, and transportation stocks, the conduit of global growth and prosperity, is expected to continue to enable the fund to participate in the global economic recovery.(1)

Weaker global growth and tighter monetary policy pose a more challenging backdrop. However, financial conditions still remain supportive of continued economic expansion. We expect consumer discretionary spending to continue as current interest rates and oil prices are tolerable. China is still in a growth mode with GDP expected to grow at least 8% in 2005. In light of the current global economic recovery, we do not anticipate significant changes to the Portfolio in the near term.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                              INTERNATIONAL SMALL COMPANY
                                                            PORTFOLIO (COMMENCED OPERATIONS    MSCI WORLD EX-U.S. SMALL CAP INDEX
                                                                    MARCH 31, 1995)                   (COMMENCED 1/12/98)
                                                            -------------------------------    ----------------------------------
3/31/95                                                                 10000.00
                                                                        10421.00
12/95                                                                   10889.90
                                                                        11945.20
12/96                                                                   12206.80
                                                                        13407.90
12/97                                                                   13630.50
                                                                        14466.00                            14466.00
12/98                                                                   14110.20                            13408.50
                                                                        17531.90                            15037.70
12/99                                                                   29422.00                            15872.30
                                                                        25235.30                            16664.30
12/00                                                                   20516.30                            14469.60
                                                                        17274.70                            14144.00
12/01                                                                   14509.00                            12683.00
                                                                        14570.00                            13809.20
12/02                                                                   12332.00                            11527.90
                                                                        14802.10                            13810.50
12/03                                                                   18980.80                            18264.30
                                                                        20326.50                            20189.40
12/04                                                                   22942.50                            23185.50

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

MSCI World ex-U.S. Small Cap Index is created by selecting companies within the market capitalization range of USD $200-800 million. The dollar denominated range is applied across 23 developed markets.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Foreign Common Stocks (3)                       98.5
Foreign Preferred Stocks (3)                     0.2
Repurchase Agreements and
  Other Net Assets                               1.3
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                     % of Net Assets
 1.  Anglo Irish Bank Corp. PLC                  1.8
 2.  Masonite International Corp.                1.7
 3.  Impresa-Sociedade Gestora de
     Participacoes SA                            1.6
 4.  Aktiv Kapital ASA                           1.6
 5.  DePfa Bank PLC                              1.5
 6.  Neopost SA                                  1.4
 7.  Etablissements Maurel et Prom               1.3
 8.  Enterprise Inns PLC                         1.3
 9.  Teck Corp., Class B                         1.3
10.  Umicore                                     1.2

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Top 10 Country Weightings:

                                    % of Net Assets
      Japan                                    19.7
      United Kingdom                            9.3
      France                                    7.4
      Canada                                    7.2
      Germany                                   6.0
      Italy                                     5.4
      Hong Kong                                 4.2
      Ireland                                   4.0
      Switzerland                               3.8
      Australia                                 3.2

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
FOREIGN COMMON STOCKS - 98.5%          SHARES        VALUE
-------------------------------------------------------------
JAPAN - 19.7%
Aichi Steel Corp. (b) (14).........      42,000   $   221,504
Arrk Corp. (b) (4).................       6,400       262,241
ASKUL Corp. (b) (18)...............       2,000       122,831
Central Glass Co., Ltd. (b) (3)....      20,000       141,540
Chiyoda Corp. (a) (b) (4)..........      39,000       284,721
Fujikura (b) (3)...................      48,000       221,555
Hitachi Koki Co. (b) (5)...........      28,000       247,239
Iino Kaiun Kaisha, Ltd. (b) (23)...      49,000       232,082
Kawasaki Kisen Kaisha Ltd. (b)
  (23).............................      27,000       172,879
Keihin Corp. (b) (1)...............      13,000       214,430
Koyo Seiko Co. (b) (3).............      21,000       296,027
Matsumotokiyoshi (b) (9)...........       4,800       136,520
Meisei Industrial Co., Ltd. (b)
  (4)..............................      45,000       161,865
Meitec Corp. (b) (4)...............       3,600       133,997
Ministop Co. Ltd. (b) (9)..........       4,500        77,906
Mitsubishi Materials Corp. (b)
  (14).............................      96,000       200,946
Mitsubishi Securities Co. Ltd. (b)
  (6)..............................      16,000       174,810
Mitsui Osk Lines (b) (23)..........      27,000       161,630
Nachi Fujikoshi Corp. (b) (3)......      75,000       224,886
Nippon Light Metal Co. (b) (14)....      61,000       153,998
Nippon Thompson (b) (3)............      19,000       121,987
Nitori Co. (b) (18)................       1,200        78,062
Nsk (b) (3)........................      35,000       175,961
Pacific Metals Co. Ltd. (a) (b)
  (14).............................      28,000       117,841
Rinnai Corp (b) (5)................       3,600        96,259
Ryohin Keikaku Co. Ltd. (b) (18)...       5,400       270,443
Sawai Pharmaceutical Co. Ltd. (b)
  (16).............................       2,800        78,877
Showa Corp. (b) (1)................      13,000       175,693
Sumitomo Metal Mining Co. Ltd. (b)
  (14).............................      32,000       227,622
Teikoku Oil Co. (b) (7)............      38,000       210,649
THK Co. Ltd. (b) 3)................       8,900       176,070
Ushio (b) (3)......................      12,000       223,856
USS Co. Ltd. (b) (18)..............       2,400       200,934
                                                  -----------
                                                    5,997,861
                                                  -----------
UNITED KINGDOM - 9.3%
Amdocs Ltd. (a) (c) (20)...........      10,300       270,375
Ark Therapeutics Group PLC (a) (b)
  (16).............................      71,400       117,411
Capita Group PLC (b) (4)...........      37,300       260,731
Enterprise Inns PLC (b) (12).......      25,600       388,889
Forth Ports PLC (b) (4)............       5,461       140,864
Hit Entertainment PLC (b) (15).....      30,700       160,876
Intermediate Capital Group PLC (b)
  (6)..............................       6,200       129,524
Kensington Group PLC (b) (2).......      24,600       225,731
Signet Group PLC (b) (18)..........     169,000       356,286
The Carphone Warehouse PLC (b)
  (18).............................      38,160       125,372
William Hill PLC (b) (12)..........      21,210       229,431
Wolfson Microelectronics PLC (a)
  (b) (19).........................      29,000        79,977
Wood Group (John) PLC (b) (7)......     130,800       335,342
                                                  -----------
                                                    2,820,809
                                                  -----------

                                                     FAIR
FOREIGN COMMON STOCKS - 98.5%          SHARES        VALUE
-------------------------------------------------------------
FRANCE - 7.4%
Dassault Systemes SA (b) (20)......       6,000   $   301,753
Essilor International SA (b)
  (11).............................       2,700       211,206
Etablissements Maurel et Prom (a)
  (b) (7)..........................      18,000       395,832
Imerys SA (b) (14).................       3,200       267,584
JC Decaux SA (a) (b) (15)..........       7,704       224,268
Neopost SA (b) (21)................       5,406       418,771
Publicis Groupe (b) (15)...........       5,200       167,784
Technip-Coflexip SA (b) (7)........       1,400       257,983
                                                  -----------
                                                    2,245,181
                                                  -----------
CANADA - 7.2%
Cognos, Inc. (a) (c) (20)..........       6,700       295,202
Ensign Resource Service Group,
  Inc.(b) (7)......................       6,400       133,797
Industrial Alliance Life Insurance
  Co. (b) (13).....................       2,806       128,569
Masonite International Corp. (a)
  (b) (3)..........................      14,900       512,496
Pason Systems, Inc. (b) (7)........      11,000       339,124
Precision Drilling Corp. (a) (b)
  (7)..............................       3,400       213,947
SNC-Lavalin Group, Inc. (b) (4)....       3,800       183,644
Teck Corp., Class B (b) (14).......      12,500       384,535
                                                  -----------
                                                    2,191,314
                                                  -----------
GERMANY - 6.0%
Celesio AG (b) (11)................       2,550       206,609
Fielmann Ag (b) (18)...............       2,800       198,476
GPC Biotech AG (a) (b) (16)........       8,000       114,979
Krones AG (b) (3)..................       2,590       298,898
MPC Muenchmeyer Petersen Capital AG
  (b) (6)..........................       1,800       135,341
ProSieben Sat.1 Media AG (b)
  (15).............................      10,000       180,733
Puma AG Rudolf Dassler Sport (b)
  (5)..............................       1,300       354,086
Stada Arzneimittel AG (b) (16).....      11,950       320,974
                                                  -----------
                                                    1,810,096
                                                  -----------
ITALY - 5.4%
Arnoldo Mondadori Editore (b)
  (15).............................      27,223       312,768
Campari Group (b) (10).............       4,900       314,717
Fastweb (a) (b) (22)...............       2,190       125,536
Gruppo Editoriale L Espresso (b)
  (15).............................      20,200       121,235
Hera SpA (b) (24)..................      52,300       149,681
Lottomatica SpA (b) (12)...........       5,877       214,028
Recordati SpA (b) (16).............       2,800        67,277
Saipem SpA (b) (7).................      14,524       173,757
Tod's SpA (b) (5)..................       3,500       165,517
                                                  -----------
                                                    1,644,516
                                                  -----------
HONG KONG - 4.2%
China Travel International
  Investment Hong Kong Ltd. (b)
  (12).............................     298,000        95,960
Citic Pacific Ltd. (b) (3).........      75,000       213,615
Cosco Pacific Ltd. (b) (23)........     166,000       344,216
Esprit Holdings Ltd. (b) (18)......      50,500       305,211
Techtronic Industries Co. (b)
  (5)..............................     151,000       329,095
                                                  -----------
                                                    1,288,097
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
FOREIGN COMMON STOCKS - 98.5%          SHARES        VALUE
-------------------------------------------------------------
IRELAND - 4.0%
Anglo Irish Bank Corp. PLC (b)
  (2)..............................      22,800   $   550,282
DePfa Bank PLC (b) (2).............      26,800       449,849
IAWS Group PLC (b) (10)............      14,000       230,919
                                                  -----------
                                                    1,231,050
                                                  -----------
SWITZERLAND - 3.8%
Actelion Ltd. (a) (b) (16).........       2,400       245,625
Geberit International AG (b) (3)...         300       217,987
Kuehne & Nagel International AG (b)
  (23).............................         798       170,570
Lindt & Spruengli AG (b) (10)......           4        58,157
Lindt & Spruengli AG (b) (10)......         131       184,914
Logitech International SA (a) (b)
  (21).............................       1,620        98,144
Swatch Group AG, Class B (b) (5)...       1,230       179,388
                                                  -----------
                                                    1,154,785
                                                  -----------
AUSTRALIA - 3.2%
A.B.C. Learning Centres (b) (4)....      26,900       115,826
Patrick Corp. Ltd. (b) (23)........      66,400       341,863
Toll Holdings Ltd. (b) (23)........      34,100       341,645
WMC Resources Ltd. (b) (14)........      30,110       169,645
                                                  -----------
                                                      968,979
                                                  -----------
NORWAY - 3.1
Aktiv Kapital ASA (b) (6)..........      21,400       474,739
Frontline Ltd. (b) (7).............       5,666       249,058
Golden Ocean Group Ltd. (a) (b)
  (23).............................      16,998        10,614
ProSafe ASA (b) (7)................       8,000       214,805
                                                  -----------
                                                      949,216
                                                  -----------
NETHERLANDS - 2.9%
ASM International NV (a) (b)
  (19).............................      10,900       179,189
Fugro NV (b) (7)...................       1,800       149,314
Trader Classified Media NV (b)
  (15).............................      13,000       179,607
Vedior NV (b) (4)..................      13,500       218,849
Versatel Telecom International NV
  (a) (b) (22).....................      51,800       149,303
                                                  -----------
                                                      876,262
                                                  -----------
AUSTRIA - 2.8%
Andritz AG (b) (3).................       2,200       166,843
BETandWIN.com Interactive
  Entertainment AG (a) (b) (12)....       4,400       168,364
Boehler-Uddeholm AG (b) (14).......       2,800       352,636
BWT AG (b) (4).....................       4,200       158,379
                                                  -----------
                                                      846,222
                                                  -----------
SOUTH KOREA - 2.7%
G2R, Inc. (a) (b) (15).............       8,000       137,093
Hanarotelecom, Inc. (a) (b) (22)...      36,600       112,600
Inchon Iron & Steel (a) (b) 14)....      15,400       200,193
Kiryung Electronics (a) (b) (5)....      13,800        71,158
Reigncom Co. Ltd. (b) (21).........       3,800       103,553
Samsung Fire & Marine Insurance (b)
  (13).............................       1,200        93,987
Wooyoung Co. Ltd. (a) (b) (21).....      43,159        91,502
                                                  -----------
                                                      810,086
                                                  -----------

                                                     FAIR
FOREIGN COMMON STOCKS - 98.5%          SHARES        VALUE
-------------------------------------------------------------
BELGIUM - 2.3%
Cmb SA (b) (23)....................       6,500   $   180,927
Euronav SA (b) (7).................       5,450       140,997
Umicore (b) (14)...................       4,000       375,226
                                                  -----------
                                                      697,150
                                                  -----------
SPAIN - 1.8%
ACS Actividades de Constuccion y
  Servicios, S.A. (b) (3)..........       6,660       151,171
Grupo Ferrovial, S.A. (b) (4)......       4,050       215,420
Indra Sistemas SA (b) (20).........      10,900       185,122
                                                  -----------
                                                      551,713
                                                  -----------
BERMUDA - 1.6%
Golar LNG Ltd. (a) (b) (23)........      11,500       166,507
Midland Realty Holdings Ltd. (b)
  (17).............................     592,000       335,038
                                                  -----------
                                                      501,545
                                                  -----------
PORTUGAL - 1.6%
Impresa-Sociedade Gestora de
  Participacoes SA (a) (b) (15)....      62,042       486,104
                                                  -----------
DENMARK - 1.6%
GN Store Nord AS (b) (11)..........      13,000       139,516
Novozymes A/S, Class B (b) (14)....       6,650       336,378
                                                  -----------
                                                      475,894
                                                  -----------
SINGAPORE & MALAYSIA - 1.2%
Keppel Corp. Ltd. (b) (3)..........      55,600       292,993
New Toyo International Holdings
  Ltd. (b) (14)....................     201,000        71,448
                                                  -----------
                                                      364,441
                                                  -----------
GREECE - 1.2%
Germanos S.A. (b) (18).............       6,100       179,970
Public Power Corp. (b) (24)........       6,600       184,018
                                                  -----------
                                                      363,988
                                                  -----------
SWEDEN - 1.0%
Getinge AB, Class B (b) (11).......      24,220       300,670
                                                  -----------
ISRAEL - 0.9%
Check Point Software Technologies
  Ltd. (a) (c) (20)................      11,475       282,629
                                                  -----------
THAILAND - 0.8%
Banpu Public Company Ltd. Foreign
  Shares (b) (14)..................      65,500       254,425
                                                  -----------
INDIA - 0.7%
India Fund Inc. (a) (c) (6)........       7,000       207,480
                                                  -----------
CAYMAN ISLANDS - 0.6%
Lifestyle International Holdings
  Ltd. (b) (18)....................      54,400        81,034
SinoCom Software Group LTD. (a) (b)
  (20).............................      66,000        32,266
Solomon Systech International LTD.
  (b) (21).........................     256,000        63,460
                                                  -----------
                                                      176,760
                                                  -----------
EGYPT - 0.6%
Orascom Telecom Holding, GDR (a)
  (c) (22).........................       8,200       169,255
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
FOREIGN COMMON STOCKS - 98.5%          SHARES        VALUE
-------------------------------------------------------------
LUXEMBOURG - 0.4%
Orco Property (b) (17).............       2,600   $   123,489
                                                  -----------
HUNGARY - 0.3%
BorsodChem RT, GDR (c) (d) (14)....       9,000        92,079
                                                  -----------
CHINA - 0.2%
ZTE Corporation (a) (b) (21).......       5,400        17,472
BYD Co. Ltd. (b) (3)...............      21,500        56,892
                                                  -----------
                                                       74,364
                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (COST $21,558,427)...............               $29,956,460
                                                  -----------

                                                     FAIR
FOREIGN PREFERRED STOCKS - 0.2%        SHARES        VALUE
-------------------------------------------------------------
BRAZIL - 0.2%
Caemi Mineracao e Metalurgia SA (a)
  (b) (14).........................      73,400   $    63,009
                                                  -----------
TOTAL FOREIGN PREFERRED STOCKS
  (COST $45,775)...................               $    63,009
                                                  -----------

                                        FACE        FAIR
REPURCHASE AGREEMENTS - 1.1%           AMOUNT       VALUE
------------------------------------------------------------
FINANCIAL SERVICES - 1.1%
State Street Bank 0.600%
  01/03/05 (8)......................  $322,000   $   322,000
                                                 -----------
 Repurchase price $322,016
  Collateralized by:
  U.S. Treasury Bond 1.875% 11/30/05
  Fair Value $332,947
TOTAL REPURCHASE AGREEMENTS
  (COST $322,000)...................             $   322,000
                                                 -----------
TOTAL INVESTMENTS - 99.8%
  (COST $21,926,202) (E)............             $30,341,469
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.2%................                  61,921
                                                 -----------
TOTAL NET ASSETS - 100.0%...........             $30,403,390
                                                 ===========

---------------

Abbreviations:
  GDR:  Global Depository Receipts
Footnotes:
  (a)   Represents a non-income producing security.
  (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $28,702,449 or 94.4% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
        Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances, the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
  (c) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
  (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $92,079 or 0.3% of the Portfolio's net assets.
        These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
  (e) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $72,546.

INDUSTRY CLASSIFICATIONS (% OF NET ASSETS):
  Automobiles & Components(1)............................   1.3%
  Banks(2)...............................................   4.0%
  Capital Goods(3).......................................  11.5%
  Commercial Services & Supplies(4)......................   7.0%
  Consumer Durables & Apparel(5).........................   4.7%
  Diversified Financials(6)..............................   3.7%
  Energy(7)..............................................   9.3%
  Financial Services(8)..................................   1.1%
  Food & Staples Retailing(9)............................   0.7%
  Food Beverage & Tobacco(10)............................   2.6%
  Health Care Equipment & Services(11)...................   2.8%
  Hotels, Restaurants & Leisure(12)......................   3.6%
  Insurance(13)..........................................   0.7%
  Materials(14)..........................................  11.5%
  Media(15)..............................................   6.5%
  Pharmaceuticals & Biotechnology(16)....................   3.1%
  Real Estate(17)........................................   1.5%
  Retailing(18)..........................................   6.3%
  Semiconductors & Semiconductor Equipment(19)...........   0.9%
  Software & Services(20)................................   4.5%
  Technology Hardware & Equipment(21)....................   2.6%
  Telecommunication Services(22).........................   1.8%
  Transportation(23).....................................   7.0%
  Utilities(24)..........................................   1.1%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $21,926,202)......................  $30,341,469
  Cash......................................          824
  Receivable for securities sold............      167,301
  Receivable for fund shares sold...........        1,830
  Dividends and accrued interest
    receivable..............................       41,890
  Prepaid expenses and other assets.........          212
                                              -----------
    Total assets............................   30,553,526
                                              -----------
Liabilities:
  Payable for securities purchased..........       88,201
  Payable for fund shares redeemed..........       16,931
  Payable for investment management
    services................................       24,829
  Accrued accounting and custody fees.......       10,768
  Accrued printing, proxy and filing
    expenses................................        2,059
  Accrued professional fees.................        7,001
  Other accrued expenses....................          347
                                              -----------
    Total liabilities.......................      150,136
                                              -----------
Net assets..................................  $30,403,390
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,070,370
  Paid-in capital in excess of par value....   23,181,411
  Accumulated net realized losses on
    investments.............................   (3,460,364)
  Net unrealized appreciation/depreciation
    on:
    Investments.............................    8,415,267
    Foreign currency related transactions...        1,175
  Undistributed net investment income.......      195,531
                                              -----------
Net assets..................................  $30,403,390
                                              ===========
Shares outstanding..........................    2,070,370

Net asset value per share...................  $     14.69
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $    1,877
  Dividends (net of $38,371 foreign taxes
    withheld)................................     425,869
  Other income...............................       9,487
                                               ----------
    Total investment income..................     437,233
                                               ----------
Expenses:
  Management fees............................     269,104
  Custodian fees.............................      64,225
  Directors' fees............................       1,091
  Professional fees..........................       7,365
  Accounting fees............................      49,644
  Printing and proxy fees....................       3,094
                                               ----------
    Total expenses...........................     394,523
                                               ----------
    Net investment income....................      42,710
                                               ----------
Realized/unrealized gains (losses) on
  investments and
  foreign currency:
  Net realized gains (losses) on:
    Investments..............................   3,340,147
    Foreign currency related transactions....     (68,881)
  Change in unrealized
    appreciation/depreciation on:
    Investments..............................   1,870,331
    Foreign currency related transactions....         531
                                               ----------
      Net realized/unrealized gains (losses)
         on
         investments.........................   5,142,128
                                               ----------
      Change in net assets from operations...  $5,184,838
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2004            2003
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income.....................................  $    42,710     $    17,350
  Net realized gains (losses) on investments and foreign
    currency transactions...................................    3,271,266       1,514,204
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........    1,870,862       6,489,384
                                                              -----------     -----------
    Change in net assets from operations....................    5,184,838       8,020,938
                                                              -----------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............     (289,074)        (38,656)
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    5,172,863       6,926,680
  Received from dividends reinvested........................      289,074          38,656
  Paid for shares redeemed..................................   (4,675,456)     (5,062,168)
                                                              -----------     -----------
    Change in net assets from capital transactions..........      786,481       1,903,168
                                                              -----------     -----------
      Change in net assets..................................    5,682,245       9,885,450
Net Assets:
  Beginning of year.........................................   24,721,145      14,835,695
                                                              -----------     -----------
  End of year...............................................  $30,403,390     $24,721,145
                                                              ===========     ===========
  Undistributed (distributions in excess of) net investment
    income..................................................  $   195,531     $   (89,801)
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2004       2003       2002        2001        2000
                                                              ------     ------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $12.27     $ 7.99     $  9.40     $ 13.29     $ 20.25
Investment activities:
  Net investment income (loss)..............................    0.02       0.01          --       (0.04)      (0.18)
  Net realized & unrealized gains (losses) on investments
    and
    foreign currency transactions...........................    2.54       4.29       (1.41)      (3.85)      (5.89)
                                                              ------     ------     -------     -------     -------
    Total from investment activities........................    2.56       4.30       (1.41)      (3.89)      (6.07)
                                                              ------     ------     -------     -------     -------
Distributions:
  Distributions from net investment income..................   (0.14)     (0.02)         --          --          --
  Distributions from net realized capital gains & foreign
    currency related transactions...........................      --         --          --          --       (0.89)
                                                              ------     ------     -------     -------     -------
    Total distributions.....................................   (0.14)     (0.02)         --          --       (0.89)
                                                              ------     ------     -------     -------     -------
Net asset value, end of year................................  $14.69     $12.27     $  7.99     $  9.40     $ 13.29
                                                              ======     ======     =======     =======     =======
Total return................................................   20.87%     53.91%     (15.00)%    (29.28)%    (30.27)%
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 30.4     $ 24.7     $  14.8     $  18.9     $  30.6
  Ratios to average net assets:
    Expenses................................................    1.47%      1.59%       1.56%       1.79%       1.63%
    Net investment income (loss)............................    0.16%      0.10%       0.03%      (0.35)%     (0.98)%
  Portfolio turnover rate...................................      82%        87%         92%        221%        251%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                     8.96%
Five-year                                  -12.54%
Since inception (3/31/95)                   -1.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Aggressive Growth Portfolio returned 8.96% versus 10.88% for the current benchmark, the S&P 500 Index.

The difference in performance between the Portfolio and the S&P 500 Index can be explained in part to our decision to hold a larger position than the Index in information technology and the weak performance of a number of our holdings in this sector. Meanwhile an area of the market in which we performed better than the Index was financials, where strong stock selection contributed solidly to the Portfolio's relative performance.(1)

Our strategy over the past 12 months was to balance exposure to economically sensitive stocks with those less reliant on the economy for earnings growth. Our objective was to enable the Portfolio to benefit if the economy grew strongly, while allowing it to participate in earnings growth if economic expansion remained muted. The market was choppy during the period due to uncertainties such as the strength of the recovery, election outcome, potential terrorism effects, rising oil prices, and increasing interest rates and, therefore, many economically sensitive stocks did not perform well. Looking at specific holdings, the strongest positive contributors to performance were those that were less reliant upon the economy.(1)

Our largest performance aide was Internet search company, Yahoo!, Inc. The company has been a beneficiary of the strong secular growth of Internet advertising, which is only about 3% of total marketing dollars spent, but 14% of total media consumption. Over the next 7 years, if online advertising managed to capture 10% dollar share, the industry would quadruple, assuming nominal worldwide GDP (Gross Domestic Product) growth of 3% and similar growth in total advertising. Yahoo!, Inc., is reaping the rewards of refocusing its sales effort from high volume, low price banner ads to higher fee "sponsored search" revenue. It has upgraded its search and personal page functions and is continuing to monetize its impressive subscriber base. The company has almost no capital costs, so we believe incremental revenue growth is highly profitable.(1)

Another top performer was Harman International Industries, Inc., which makes high-quality audio products and electronic systems. The company was recently awarded lucrative contracts with automakers BMW and Mercedes Benz to provide audio and "infotainment" systems for their luxury cars. We believe these contracts will give the company tremendous visibility in revenue and earnings growth over the next few years, while management works to penetrate domestic and Asian auto manufacturers.(1)

With its demand growing regardless of economic climate, health care remains an area of emphasis in the Portfolio. Among our biggest contributors for the year was UnitedHealth Group, Inc. We invested in UnitedHealth Group, Inc., because of its evolving business model from capital-intensive, risk-based insurance to a higher-margin, non-risk service/outsourcing model. The company capitalizes on the increasing utilization of health care amongst the population and corporate America's desire to share more health care costs with its employees. Pricing has been strong for managed care as increases have been passed on in the form of higher copays and tiered drug pricing, while underlying costs have been very tightly controlled. Finally, we expect that UnitedHealth Group, Inc.'s merger with Oxford Health Plans should enable the company to gain a market leading position in New England and cut costs as the company's call centers and information systems are consolidated.(1)

On the more economically sensitive side, Total SA benefited from record oil prices. The company has had superior

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

production growth of 5% (industry growth 2-3%) and lower decline rates than the rest of the industry. We believe that Total SA still has merger efficiencies to exploit, particularly in upstream investments. The company's Sanofi lock has expired, allowing the company to release the value of this stake, in addition to its strong free cash flow, to return cash to shareholders.(1)

After boosting the economy last year, consumers slowed spending levels in the face of higher mortgage rates, record oil prices, and tepid job growth. Companies responded by competing fiercely over the remaining dollars spent. Two of our biggest detractors to performance were in the retail sector. Amazon.Com Inc., the online retail operator, underperformed as operating margin leverage in the United States was lackluster as the company reinvested cost savings into lower prices and aggressive free shipping campaigns for customers.(1)

A new position, The Gap Inc., was hampered by industry-wide, slower same-store sales after the anniversary of 2003's tax rebates and as gasoline prices rose. We were attracted to The Gap Inc. because we believe the new management team is redirecting the company's performance metrics to economic value-added, free cash flow, and earnings growth. The company is improving balance sheet management, focusing on supply chain initiatives, and finding sourcing opportunities. Unfortunately, the challenging retail environment, along with the company's miss of fashion trends, overwhelmed the positive management moves.(1)

The long-awaited pickup in corporate capital spending was delayed as companies continued to tightly control their discretionary expenses and grappled with rising commodity prices. Technology shares experienced a sharp pullback as inventory levels began to rise due to the large capacity additions of the previous year while demand was lower than expected. Orders for new semiconductor capital equipment were pushed out, hurting Applied Materials Inc.'s performance and detracting from our results. Texas Instruments, Inc. while benefiting from wireless and consumer electronics demand, was also negatively impacted by its weak revenue growth.(1)

Looking ahead, in our opinion the economy has several hurdles to overcome: corporate profits may be under pressure due to rising labor and raw material costs; record consumer debt levels and high gasoline prices could continue to take a toll on consumer spending; international demand may weaken as China continues to rein in growth and the other world economies are also impacted by high commodity prices; and the looming U.S. budget deficit may weigh on the bond market. In this environment, we expect to see the nervousness in the market to continue, so the Portfolio remains balanced and invested in stocks that we believe can grow organically and return shareholder value through intelligent capital allocation. Thank you for your confidence and investment.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                          S&P 500 INDEX
                                                              -------------------------------             -------------
03/31/95                                                                  10000.00                           10000.00
                                                                          11027.00                           10953.00
12/95                                                                     12695.40                           12528.00
                                                                          12474.50                           13805.90
12/96                                                                     12792.60                           15419.80
                                                                          13448.80                           18580.90
12/97                                                                     14395.60                           20546.70
                                                                          15547.30                           24185.60
12/98                                                                     15524.00                           26417.90
                                                                          14740.00                           29688.40
12/99                                                                     16417.40                           31977.40
                                                                          15066.30                           31839.90
12/00                                                                     11928.00                           29063.50
                                                                           9079.57                           27116.20
12/01                                                                      8132.57                           25611.30
                                                                           6863.08                           22243.40
12/02                                                                      5862.44                           19954.50
                                                                           6651.52                           22301.20
12/03                                                                      7708.45                           25677.60
                                                                           7975.93                           26560.90
12/04                                                                      8398.66                           28468.00


Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               97.2
Short-Term Notes                                 2.5
Repurchase Agreements and Other Net
  Assets                                         0.3
                                     ---------------
                                               100.0
                                     ===============

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Information Technology                   23.5
      Consumer Discretionary                   20.0
      Health Care                              19.9
      Industrials                              10.4
      Financials                                8.2
      Energy                                    7.8
      Consumer Staples                          4.2
      Utilities                                 1.8
      Materials                                 1.4
                                    ---------------
                                               97.2
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                     % of Net Assets
 1.  Yahoo!, Inc.                                3.3
 2.  Four Seasons Hotels, Inc.                   2.7
 3.  UnitedHealth Group, Inc.                    2.4
 4.  Total SA ADR                                2.1
 5.  Roche Holding AG                            2.0
 6.  Neurocrine Biosciences, Inc.                2.0
 7.  Maxim Integrated Products,                  2.0
     Inc.
 8.  Chicago Mercantile Exchange                 1.9
     Holdings, Inc.
 9.  Whole Foods Market, Inc.                    1.9
10.  Varian Medical Systems, Inc.                1.9

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 97.2%                   SHARES       VALUE
-------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 4.1%
C.H. Robinson Worldwide, Inc. .......     2,555   $   141,854
FedEx Corp. .........................     2,570       253,119
United Parcel Service, Inc. .........     3,060       261,508
                                                  -----------
                                                      656,481
                                                  -----------
AUTO COMPONENTS - 0.1%
Autoliv, Inc. .......................       325        15,697
                                                  -----------
BIOTECHNOLOGY - 7.8%
Amgen, Inc. (a)......................     2,820       180,903
Celgene Corp. (a)....................     9,835       260,922
Genentech, Inc. (a)..................     4,190       228,104
Gilead Sciences, Inc. (a)............     2,260        79,077
Invitrogen Corp. (a).................     2,920       196,020
Neurocrine Biosciences, Inc. (a).....     6,485       319,711
                                                  -----------
                                                    1,264,737
                                                  -----------
BUILDING PRODUCTS - 1.0%
American Standard Companies, Inc.
  (a)................................     3,800       157,016
                                                  -----------
COMMERCIAL BANKS - 2.9%
Mitsubishi Tokyo Financial Group,
  Inc. (b)...........................        24       245,803
UCBH Holdings, Inc. .................     4,750       217,645
                                                  -----------
                                                      463,448
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 1.1%
Stericycle, Inc. (a).................     3,370       154,852
Vedior NV (a) (b)....................     1,618        26,321
                                                  -----------
                                                      181,173
                                                  -----------
COMMUNICATIONS EQUIPMENT - 5.0%
Cisco Systems, Inc. (a)..............    13,055       251,961
Corning, Inc. (a)....................    16,920       199,148
Juniper Networks, Inc. (a)...........     5,320       144,651
Motorola, Inc. ......................     6,500       111,800
Research In Motion Ltd. (a) (c)......     1,230       101,377
                                                  -----------
                                                      808,937
                                                  -----------
COMPUTERS & PERIPHERALS - 0.3%
EMC Corp. (a)........................     3,680        54,722
                                                  -----------
CONSUMER FINANCE - 1.6%
Providian Financial Corp. (a)........     2,275        37,469
SLM Corp. ...........................     4,045       215,963
                                                  -----------
                                                      253,432
                                                  -----------
CONTAINERS & PACKAGING - 1.4%
Ball Corp. ..........................     4,970       218,581
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 3.7%
Chicago Mercantile Exchange Holdings,
  Inc. ..............................     1,360       311,032
Deutsche Boerse AG (a) (b)...........     2,924       176,112
JPMorgan Chase & Co. ................     2,945       114,884
                                                  -----------
                                                      602,028
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.2%                   SHARES       VALUE
-------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 3.6%
BJ Services Co. .....................     3,350   $   155,909
GlobalSantaFe Corp. (c)..............     7,630       252,629
Transocean, Inc. (a) (c).............     4,015       170,196
                                                  -----------
                                                      578,734
                                                  -----------
FOOD & STAPLES RETAILING - 2.8%
Sysco Corp. .........................     3,745       142,946
Whole Foods Market, Inc. ............     3,205       305,597
                                                  -----------
                                                      448,543
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 3.6%
Alcon, Inc. (c)......................     2,490       200,694
Boston Scientific Corp. (a)..........     2,220        78,921
Varian Medical Systems, Inc. (a).....     6,990       302,248
                                                  -----------
                                                      581,863
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 3.4%
Coventry Health Care, Inc. (a).......     2,955       156,851
UnitedHealth Group, Inc. ............     4,350       382,931
                                                  -----------
                                                      539,782
                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 6.8%
Four Seasons Hotels, Inc. (c)........     5,385       440,439
Las Vegas Sands Corp. (a)............     1,578        75,744
Outback Steakhouse, Inc. ............     3,040       139,171
Royal Caribbean Cruises Ltd. (c).....     4,615       251,241
Starwood Hotels & Resorts Worldwide,
  Inc. ..............................     3,315       193,596
                                                  -----------
                                                    1,100,191
                                                  -----------
HOUSEHOLD DURABLES - 3.1%
Harman International Industries,
  Inc. ..............................     1,950       247,650
Lennar Corp. ........................     4,485       254,210
                                                  -----------
                                                      501,860
                                                  -----------
INDUSTRIAL CONGLOMERATES - 3.6%
3M Co. ..............................     2,380       195,326
General Electric Co. ................     5,490       200,385
Tyco International Ltd. (c)..........     4,920       175,841
                                                  -----------
                                                      571,552
                                                  -----------
INTERNET & CATALOG RETAIL - 0.8%
IAC/InterActiveCorp (a)..............     4,665       128,847
                                                  -----------
INTERNET SOFTWARE & SERVICES - 4.5%
Openwave Systems, Inc. (a)...........     3,725        57,589
VeriSign, Inc. (a)...................     4,195       140,616
Yahoo!, Inc. (a).....................    14,105       531,476
                                                  -----------
                                                      729,681
                                                  -----------
IT SERVICES - 3.5%
BEA Systems, Inc. (a)................    17,225       152,614
Iron Mountain, Inc. (a)..............     5,152       157,084
Paychex, Inc. .......................     7,475       254,748
                                                  -----------
                                                      564,446
                                                  -----------
MACHINERY - 0.6%
Kennametal, Inc. ....................     2,040       101,531
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 97.2%                   SHARES       VALUE
-------------------------------------------------------------
MEDIA - 1.7%
EchoStar Communications Corp. .......     3,760   $   124,982
Time Warner, Inc. (a)................     7,765       150,952
                                                  -----------
                                                      275,934
                                                  -----------
MULTI-UTILITIES - 1.8%
Reliant Energy, Inc. (a).............    21,150       288,698
                                                  -----------
OIL & GAS - 4.2%
BP PLC ADR (c).......................     2,795       163,228
EOG Resources, Inc. .................     2,630       187,677
Total SA ADR (c).....................     3,025       332,266
                                                  -----------
                                                      683,171
                                                  -----------
PERSONAL PRODUCTS - 1.4%
Avon Products, Inc. .................     5,660       219,042
                                                  -----------
PHARMACEUTICALS - 5.1%
Elan Corp PLC ADR (a) (c)............     5,365       146,196
MGI Pharma, Inc. (a).................     6,905       193,409
Roche Holding AG (b).................     2,870       329,428
Sanofi-Aventis (b)...................     1,986       158,784
                                                  -----------
                                                      827,817
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 3.2%
Maxim Integrated Products, Inc. .....     7,420       314,534
Texas Instruments, Inc. .............     8,165       201,022
                                                  -----------
                                                      515,556
                                                  -----------
SOFTWARE - 7.0%
Amdocs Ltd. (a) (c)..................     8,105       212,756
Check Point Software Technologies
  Ltd. (a) (c).......................     4,300       105,909
Citrix Systems, Inc. (a).............     4,010        98,365
Computer Associates International,
  Inc. ..............................        31           963
McAfee, Inc. (a).....................     6,150       177,920
NAVTEQ Corp. (a).....................     5,290       245,244
SAP AG (b)...........................     1,542       273,039
                                                  -----------
                                                    1,114,196
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.2%                   SHARES       VALUE
-------------------------------------------------------------
SPECIALTY RETAIL - 6.0%
Abercrombie & Fitch Co. - Class A....     3,930   $   184,513
Advance Auto Parts, Inc. (a).........     1,940        84,739
Best Buy Co, Inc. ...................     2,820       167,564
Lowe's Cos., Inc. ...................     1,150        66,229
The Gap Inc. ........................    10,980       231,898
Tiffany & Co. .......................     2,740        87,598
Urban Outfitters, Inc. (a)...........     3,320       147,408
                                                  -----------
                                                      969,949
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 1.5%
Coach, Inc. (a)......................     4,310       243,084
                                                  -----------
TOTAL COMMON STOCKS
  (COST $12,360,548).................             $15,660,729
                                                  -----------

                                         FACE        FAIR
SHORT-TERM NOTES - 2.5%                 AMOUNT       VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 2.5%
Fannie Mae Discount Note 2.140%
  01/03/05...........................  $400,000   $   399,963
                                                  -----------
TOTAL SHORT-TERM NOTES
  (COST $399,945)....................             $   399,963
                                                  -----------

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 0.2%            AMOUNT       VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 0.2%
US Bank 1.600% 01/03/05..............  $ 33,000   $    33,000
                                                  -----------
 Repurchase price $33,004
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 04/15/33
  Fair Value: $32,304
  Fannie Mae Mortgage Back Pool
  #2004-39 MF 3.830% 05/25/34
  Fair Value: $1,355
TOTAL REPURCHASE AGREEMENTS
  (COST $33,000).....................             $    33,000
                                                  -----------
TOTAL INVESTMENTS - 99.9%
  (COST $12,793,493) (D).............             $16,093,692
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.1%.................                  18,311
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $16,112,003
                                                  ===========

---------------
Abbreviations:

  ADR: American Depository Receipts

Footnotes:

  (a) Represents a non-income producing security.

  (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $1,209,487 or 7.5% of the Portfolio's net assets. See note 2 for detail of these procedures.

  (c) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.

  (d) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $65,774.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $12,793,493)......................  $ 16,093,692
  Cash......................................           997
  Receivable for securities sold............        24,522
  Receivable for fund shares sold...........        26,198
  Dividends and accrued interest
    receivable..............................         9,365
  Prepaid expenses and other assets.........           235
                                              ------------
    Total assets............................    16,155,009
                                              ------------
Liabilities:
  Payable for fund shares redeemed..........        16,929
  Payable for investment management
    services................................        10,713
  Accrued custody expense...................           991
  Accrued professional fees.................         6,901
  Accrued accounting fees...................         2,420
  Accrued printing and proxy fees...........         1,347
  Other accrued expenses....................         3,705
                                              ------------
    Total liabilities.......................        43,006
                                              ------------
Net assets..................................  $ 16,112,003
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  2,704,268
  Paid-in capital in excess of par value....    27,514,592
  Accumulated net realized losses on
    investments.............................   (17,411,041)
  Net unrealized appreciation on
    investments.............................     3,300,199
  Undistributed net investment income.......         3,985
                                              ------------
Net assets..................................  $ 16,112,003
                                              ============
Shares outstanding..........................     2,704,268

Net asset value per share...................  $       5.96
                                              ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $    7,353
  Dividends (net of withholding tax of
    $5,248)..................................     141,974
  Other income...............................       4,319
                                               ----------
    Total investment income..................     153,646
                                               ----------
Expenses:
  Management fees............................     125,022
  Custodian fees.............................       5,207
  Directors' fees............................         578
  Professional fees..........................       5,568
  Accounting fees............................      11,099
  Printing and proxy fees....................         729
  Other......................................         464
                                               ----------
    Total expenses...........................     148,667
                                               ----------
    Net investment income....................       4,979
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................     834,288
  Change in unrealized
    appreciation/depreciation
    on investments...........................     448,263
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................  $1,282,551
                                               ----------
    Change in net assets from operations.....  $1,287,530
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2004            2003
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income (loss)..............................  $     4,979     $   (16,426)
  Net realized gains (losses) on investments................      834,288         323,401
  Change in unrealized appreciation/depreciation on
    investments.............................................      448,263       3,621,788
                                                              -----------     -----------
    Change in net assets from operations....................    1,287,530       3,928,763
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    1,975,897       3,040,544
  Paid for shares redeemed..................................   (3,247,596)     (3,229,963)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   (1,271,699)       (189,419)
                                                              -----------     -----------
      Change in net assets..................................       15,831       3,739,344
Net Assets:
  Beginning of year.........................................   16,096,172      12,356,828
                                                              -----------     -----------
  End of year...............................................  $16,112,003     $16,096,172
                                                              ===========     ===========
  Undistributed net investment income.......................  $     3,985     $        --
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2004       2003       2002        2001        2000
                                                              ------     ------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $ 5.47     $ 4.16     $  5.77     $  8.57     $ 11.79
Investment activities:
  Net investment income (loss)..............................      --      (0.01)      (0.01)       0.01          --
  Net realized & unrealized gains (losses) on investments...    0.49       1.32       (1.60)      (2.74)      (3.22)
                                                              ------     ------     -------     -------     -------
      Total from investment activities......................    0.49       1.31       (1.61)      (2.73)      (3.22)
                                                              ------     ------     -------     -------     -------
Distributions:
  Distributions from net investment income..................      --         --          --       (0.03)         --
  Return of capital distributions...........................      --         --          --       (0.04)         --
                                                              ------     ------     -------     -------     -------
      Total distributions...................................      --         --          --       (0.07)         --
                                                              ------     ------     -------     -------     -------
Net asset value, end of year................................  $ 5.96     $ 5.47     $  4.16     $  5.77     $  8.57
                                                              ======     ======     =======     =======     =======
Total return................................................    8.96%     31.49%     (27.90)%    (31.82)%    (27.31)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 16.1     $ 16.1     $  12.4     $  17.1     $  24.0
  Ratios to average net assets:
    Expenses................................................    0.95%      1.04%       1.06%       1.04%       0.98%
    Net investment income (loss)............................    0.03%     (0.12)%     (0.23)%      0.17%      (0.01)%
  Portfolio turnover rate...................................      87%        94%        108%        111%        160%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 OBJECTIVE

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   11.44%
Five-year                                 -10.40%
Since inception (1/3/97)                    2.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Small Cap Growth Portfolio returned 11.44% versus 14.29% for the current benchmark, the Russell 2000 Growth Index.

2004 was a strong year for the U.S. equity markets relative to average historical performance. The broad market was up 11.95% as proxied by the Russell 3000 and the value component of the market outperformed growth by roughly 1000 basis points. During the year small caps outperformed large caps by a margin of roughly 700 basis points with the theme seen in the broader market mirrored here, value outperformed growth.(1)

Underperformance for the year was largely concentrated in the first quarter, a period in which we underperformed by close to 600 basis points. This underperformance came as a result of a sea change in the markets that saw a marked rotation as investors eschewed the low quality names favored during 2003 in favor of high quality companies. The reversal was protracted and dramatic and for a short period we were on the wrong side of the market. For the rest of the year, we tried to play catch up and while we did well for the remainder of the year the hole we dug in the first quarter proved too great to overcome.(1)

While for the year stock selection was a drag on performance, we did have our share of both successes and disappointments. While much of the stock specific disappointment was concentrated in the first quarter, our successes were distributed throughout the year as we continued to practice our approach of advanced quantitative screening followed by rigorous fundamental research in an attempt to identify what we believe are high quality growth companies.(1)

During the year we did particularly well in Information Technology, as well as Energy and Financials. Specifically, we believe that it was a prudent call to be overweight Energy and underweight Technology for the year. Industrials and Materials were the two areas that most hurt us from a sector selection perspective as we were underweight both while they outperformed the broader market. From a stock selection standpoint, substantial positive contribution from Information Technology, Materials and Telecommunications Services were more than offset by negative contributions in the Health Care and Industrials sectors.(1)

At year-end, the strategy remained well diversified, with no significant sector bets. Rather we are currently emphasizing stock specific opportunities within sectors. While no sector was meaningfully over or underweight, at the end of the year the Portfolio had small overweights in the consumer staples, health care and energy sectors, while underweights were modest in the industrials, materials and telecommunications sectors.(1)

In the United States, small-cap fundamentals remain strong, and small-cap earnings growth outpaced that of large caps again in the third quarter. With the third quarter earnings season behind us, small-cap earnings are up over 11% per annum over the last three years as compared to 9% per annum for large caps. While estimates have declined recently, consensus earnings estimates still suggest that the median earnings for the small-cap Russell 2000 Index may grow 19% in the year ahead versus a 15% estimated increase for the larger-cap Russell 1000.

Over the next three to five years, earnings for the Russell 2000 are estimated to increase 14.5%, versus a 12.3% estimated increase for the Russell 1000. Small-cap valuations, although in line with their longer-term historical averages, appear reasonable given their anticipated stronger earnings growth. Reasonable relative valuations and strong fundamentals bolster our confidence in the long-term prospects for small-cap outperformance. Accordingly,

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

we consider it likely that small cap stocks will perform in line to slightly better than large cap stocks in each of 2005 through 2007.

Given reasonable valuations and the current moderate outlook for economic growth over the next three years, we think overall equity returns may be in the 8%-10% range, with substantial volatility likely due to geopolitical tensions and economic volatility in the international arena. In this context, small cap stocks are estimated to experience returns of roughly 9-11% over this span. We think it likely that small cap growth stocks in all sectors will likely be favored given their substantial underperformance over the last five years, their below-average relative valuations versus value stocks, and the benefits of a slowing economy.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 SMALL CAP GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                    RUSSELL 2000 GROWTH INDEX
                                                              --------------------------------      -------------------------
1/3/97                                                                   10000.00                            10000.00
                                                                         10080.00                            10523.00
12/97                                                                     9691.92                            11295.40
                                                                         11069.10                            11912.10
12/98                                                                    10546.70                            11435.60
                                                                         12823.70                            12901.70
12/99                                                                    21615.60                            16364.50
                                                                         26319.20                            16565.80
12/00                                                                    17968.10                            12694.40
                                                                         13174.20                            12713.40
12/01                                                                    10870.10                            11534.90
                                                                          8955.84                             9533.56
12/02                                                                     7704.71                             8043.47
                                                                          8925.13                             9598.27
12/03                                                                    11198.40                            11947.00
                                                                         11182.70                            12624.40
12/04                                                                    12479.90                            13654.50

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               97.0
Repurchase Agreements and
  Other Net Assets                               3.0
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                     % of Net Assets
 1.  Cognizant Technology
     Solutions Corp.                             3.1
 2.  UCBH Holdings, Inc.                         2.5
 3.  Quicksilver Resources, Inc.                 2.4
 4.  CACI International,
     Inc. -- Class A                             2.4
 5.  Pediatrix Medical Group,
     Inc.                                        2.2
 6.  Patina Oil & Gas Corp.                      2.1
 7.  Investors Financial Services
     Corp.                                       2.1
 8.  Digital River, Inc.                         1.9
 9.  VCA Antech, Inc.                            1.9
10.  Inamed Corp.                                1.9

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
     Information Technology                    26.6
     Health Care                               20.4
     Consumer Discretionary                    16.2
     Industrials                               12.9
     Financials                                10.1
     Energy                                     6.8
     Consumer Staples                           3.0
     Materials                                  1.0
                                    ---------------
                                               97.0
                                    ===============

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 97.0%                  SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 1.6%
Engineered Support Systems,
  Inc. ............................       4,900   $   290,178
                                                  -----------
AIR FREIGHT & LOGISTICS - 2.4%
EGL, Inc. (a)......................       8,200       245,098
UTi Worldwide, Inc. (b)............       2,800       190,456
                                                  -----------
                                                      435,554
                                                  -----------
AIRLINES - 0.5%
Pinnacle Airlines Corp. (a)........       6,600        92,004
                                                  -----------
AUTO COMPONENTS - 1.0%
American Axle & Manufacturing
  Holdings, Inc. ..................       6,000       183,960
                                                  -----------
BEVERAGES - 2.3%
Constellation Brands, Inc. - Class
  A (a)............................       5,100       237,201
Cott Corp. (a) (b).................       7,000       173,110
                                                  -----------
                                                      410,311
                                                  -----------
BIOTECHNOLOGY - 3.9%
Affymetrix, Inc. (a)...............       2,500        91,375
Charles River Laboratories
  International, Inc. (a)..........       2,064        94,965
Corgentech, Inc. (a)...............       4,000        33,120
Incyte Corp. (a)...................      11,400       113,886
Isis Pharmaceuticals, Inc. (a).....       9,100        53,690
Neurocrine Biosciences, Inc. (a)...       2,700       133,110
NPS Pharmaceuticals, Inc. (a)......       4,500        82,260
Telik, Inc. (a)....................       5,600       107,184
                                                  -----------
                                                      709,590
                                                  -----------
CAPITAL MARKETS - 2.1%
Investors Financial Services
  Corp. ...........................       7,700       384,846
                                                  -----------
COMMERCIAL BANKS - 2.5%
UCBH Holdings, Inc. ...............       9,900       453,618
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 1.3%
Charles River Associates, Inc.
  (a)..............................       1,000        46,770
Korn/Ferry International (a).......       4,400        91,300
Labor Ready, Inc. (a)..............       5,500        93,060
                                                  -----------
                                                      231,130
                                                  -----------
COMMUNICATIONS EQUIPMENT - 0.9%
Avocent Corp. (a)..................       2,600       105,352
C-COR, Inc. (a)....................       5,700        53,010
                                                  -----------
                                                      158,362
                                                  -----------
COMPUTERS & PERIPHERALS - 0.5%
Dot Hill Systems Corp. (a).........      11,900        93,296
                                                  -----------
CONSTRUCTION MATERIALS - 0.4%
Beacon Roofing Supply, Inc. (a)....       3,400        67,524
                                                  -----------
CONSTRUCTION & ENGINEERING - 2.0%
Dycom Industries, Inc. (a).........       9,100       277,732
EMCOR Group, Inc. (a)..............       2,000        90,360
                                                  -----------
                                                      368,092
                                                  -----------
ELECTRICAL EQUIPMENT - 0.9%
Genlyte Group, Inc. (a)............       1,900       162,792
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.0%                  SHARES        VALUE
-------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%
Benchmark Electronics, Inc. (a)....       9,350   $   318,835
Cognex Corp. ......................       8,000       223,200
RadiSys Corp. (a)..................       6,900       134,895
TTM Technologies, Inc. (a).........      13,200       155,760
                                                  -----------
                                                      832,690
                                                  -----------
ENERGY EQUIPMENT & SERVICES - 2.3%
Patterson-UTI Energy, Inc. ........       8,400       163,380
TETRA Technologies, Inc. (a).......       9,200       260,360
                                                  -----------
                                                      423,740
                                                  -----------
FOOD & STAPLES RETAILING - 0.7%
Performance Food Group Co. (a).....       4,500       121,095
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 5.0%
Advanced Neuromodulation Systems,
  Inc. (a).........................       4,450       175,597
ArthroCare Corp. (a)...............       9,400       301,364
Inamed Corp. (a)...................       5,450       344,712
Resmed, Inc. (a)...................       1,600        81,760
                                                  -----------
                                                      903,433
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 8.0%
Odyssey HealthCare, Inc. (a).......      10,050       137,484
Patterson Cos., Inc. (a)...........       7,800       338,442
Pediatrix Medical Group, Inc.
  (a)..............................       6,300       403,515
United Surgical Partners
  International, Inc. (a)..........       5,400       225,180
VCA Antech, Inc. (a)...............      18,000       352,800
                                                  -----------
                                                    1,457,421
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -3.4%
CKE Restaurants, Inc. (a)..........      16,000       232,160
Panera Bread Co. (a)...............       4,300       173,376
Ruby Tuesday, Inc. ................       8,400       219,072
                                                  -----------
                                                      624,608
                                                  -----------
HOUSEHOLD DURABLES - 2.4%
Hovnanian Enterprises, Inc. (a)....       4,300       212,936
NVR, Inc. (a)......................         300       230,820
                                                  -----------
                                                      443,756
                                                  -----------
INTERNET SOFTWARE & SERVICES - 2.2%
China Finance Online Co. Ltd. ADR
  (a) (b)..........................       2,100        23,142
Digital River, Inc. (a)............       8,500       353,685
The9 Ltd. ADR (a) (b)..............         400         9,448
                                                  -----------
                                                      386,275
                                                  -----------
IT SERVICES - 5.5%
CACI International, Inc. - Class A
  (a)..............................       6,300       429,219
Cognizant Technology Solutions
  Corp. (a)........................      13,400       567,222
                                                  -----------
                                                      996,441
                                                  -----------
MACHINERY - 2.1%
ESCO Technologies, Inc. (a)........       3,200       245,280
Middleby Corp. (a).................       2,500       126,800
                                                  -----------
                                                      372,080
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 97.0%                  SHARES        VALUE
-------------------------------------------------------------
MEDIA - 1.1%
Cumulus Media, Inc. (a)............       9,600   $   144,768
Salem Communications Corp. (a).....       2,500        62,375
                                                  -----------
                                                      207,143
                                                  -----------
METALS & MINING - 1.0%
Steel Dynamics, Inc. ..............       4,900       185,612
                                                  -----------
OIL & GAS - 4.5%
Patina Oil & Gas Corp. ............      10,300       386,250
Quicksilver Resources, Inc. (a)....      11,700       430,326
                                                  -----------
                                                      816,576
                                                  -----------
PHARMACEUTICALS - 3.5%
Amylin Pharmaceuticals, Inc. (a)...       3,300        77,088
First Horizon Pharmaceutical Corp.
  (a)..............................      10,200       233,478
Medicines Co. (a)..................       4,500       129,600
Penwest Pharmaceuticals Co. (a)....       7,100        84,916
Taro Pharmaceuticals Industries (a)
  (b)..............................       3,200       108,896
                                                  -----------
                                                      633,978
                                                  -----------
REAL ESTATE - 4.1%
American Financial Realty Trust....       2,400        38,832
BioMed Realty Trust, Inc. .........       5,100       113,271
Government Properties Trust,
  Inc. ............................       1,500        14,790
Highland Hospitality Corp. ........       3,100        34,844
HouseValues, Inc. (a)..............         800        12,016
The Mills Corp. ...................       4,200       267,792
Ventas, Inc. ......................       9,500       260,395
                                                  -----------
                                                      741,940
                                                  -----------
ROAD & RAIL - 1.7%
Landstar System, Inc. (a)..........       4,300       316,652
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 6.4%
August Technology Corp. (a)........       6,000        63,181
Cree, Inc. (a).....................       3,700       148,296
Exar Corp. (a).....................       8,200       116,358
Microsemi Corp. (a)................      15,500       269,080
PortalPlayer, Inc. (a).............         700        17,276
Power Integrations, Inc. (a).......       6,400       126,592
Rudolph Technologies, Inc. (a).....       5,100        87,567
Silicon Image, Inc. (a)............      17,200       283,112
Standard Microsystems Corp. (a)....       3,300        58,839
                                                  -----------
                                                    1,170,301
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.0%                  SHARES        VALUE
-------------------------------------------------------------
SOFTWARE - 6.5%
FactSet Research Systems, Inc. ....       2,900   $   169,476
Fair Isaac Corp. ..................       5,650       207,242
Foundry Networks, Inc. (a).........       9,400       123,704
Magma Design Automation, Inc.
  (a)..............................       7,100        89,176
RSA Security, Inc. (a).............       9,700       194,582
Secure Computing Corp. (a).........       9,500        94,810
THQ, Inc. (a)......................       5,600       128,464
Verint Systems, Inc. (a)...........       3,300       119,889
Verisity Ltd. (a) (b)..............       7,500        61,500
                                                  -----------
                                                    1,188,843
                                                  -----------
SPECIALTY RETAIL - 7.8%
Aeropostale, Inc. (a)..............       8,750       257,512
Build-A-Bear Workshop (a)..........       1,100        38,665
Chico's FAS, Inc. (a)..............       7,200       327,816
Electronics Boutique Holdings Corp.
  (a)..............................       5,600       240,464
Guitar Center, Inc. (a)............       4,900       258,181
PETCO Animal Supplies, Inc. (a)....       7,600       300,048
                                                  -----------
                                                    1,422,686
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.5%
Phillips-Van Heusen................       3,000        81,000
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.4%
BankUnited Financial Corp. (a).....       5,100       162,945
Harbor Florida Bancshares, Inc. ...       2,400        83,064
                                                  -----------
                                                      246,009
                                                  -----------
TOTAL COMMON STOCKS
  (COST $12,469,839)...............               $17,613,536
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 1.8%           AMOUNT        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 1.8%
US Bank 1.600% 01/03/05............  $  324,000   $   324,000
                                                  -----------
 Repurchase price $324,043
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 4/15/33
  Fair Value: $317,164
  Fannie Mae Mortgage Back Pool
  #2004-39 MF 3.830% 05/25/34
  Fair Value: $13,305
TOTAL REPURCHASE AGREEMENTS
  (COST $324,000)..................               $   324,000
                                                  -----------
TOTAL INVESTMENTS - 98.8%
  (COST $12,793,839) (C)...........               $17,937,536
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.2%...............                   214,264
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $18,151,800
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

---------------
Abbreviations:

  ADR: American Depository Receipts

Footnotes:

  (a) Represents a non-income producing security.

  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.

  (c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of $2,412.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $12,793,839)......................  $ 17,937,536
  Cash......................................           416
  Receivable for securities sold............       118,159
  Receivable for fund shares sold...........         6,456
  Other receivables.........................       181,623
  Dividends and accrued interest
    receivable..............................         6,736
  Prepaid expenses and other assets.........           251
                                              ------------
    Total assets............................    18,251,177
                                              ------------
Liabilities:
  Payable for securities purchased..........        52,586
  Payable for fund shares redeemed..........        16,944
  Payable for investment management
    services................................        14,539
  Accrued custody expense...................           808
  Accrued professional fees.................         6,914
  Accrued accounting fees...................         2,662
  Accrued printing and proxy fees...........         1,514
  Other accrued expenses....................         3,410
                                              ------------
    Total liabilities.......................        99,377
                                              ------------
Net assets..................................  $ 18,151,800
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  2,219,404
  Paid-in capital in excess of par value....    32,600,449
  Accumulated net realized losses on
    investments.............................   (21,818,120)
  Net unrealized appreciation on
    investments.............................     5,143,697
  Undistributed net investment income.......         6,370
                                              ------------
Net assets..................................  $ 18,151,800
                                              ============
Shares outstanding..........................     2,219,404

Net asset value per share...................  $       8.18
                                              ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $    3,380
  Dividends..................................      57,332
  Other Income...............................      11,329
                                               ----------
    Total investment income..................      72,041
                                               ----------
Expenses:
  Management fees............................     164,354
  Custodian fees.............................       3,713
  Professional fees..........................       5,964
  Accounting fees............................      14,839
  Printing and proxy fees....................       1,553
  Other......................................         494
                                               ----------
    Total expenses...........................     190,917
                                               ----------
    Net investment loss......................    (118,876)
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................   1,052,865
  Change in unrealized
    appreciation/depreciation on
    investments..............................     886,571
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................   1,939,436
                                               ----------
    Change in net assets from operations.....  $1,820,560
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2004            2003
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment loss.......................................  $  (118,876)    $  (104,341)
  Net realized gains (losses) on investments................    1,052,865         954,123
  Change in unrealized appreciation/depreciation on
    investments.............................................      886,571       4,602,708
                                                              -----------     -----------
    Change in net assets from operations....................    1,820,560       5,452,490
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    2,363,940       3,023,885
  Paid for shares redeemed..................................   (4,171,337)     (2,817,026)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   (1,807,397)        206,859
                                                              -----------     -----------
      Change in net assets..................................       13,163       5,659,349
Net Assets:
  Beginning of year.........................................   18,138,637      12,479,288
                                                              -----------     -----------
  End of year...............................................  $18,151,800     $18,138,637
                                                              ===========     ===========
  Undistributed net investment income.......................  $     6,370     $        --
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2004        2003       2002        2001        2000
                                                              ------      ------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $ 7.34      $ 5.05     $  7.12     $ 11.90     $ 16.98
Investment activities:
  Net investment loss.......................................   (0.05)      (0.04)      (0.05)      (0.08)      (0.14)
  Net realized & unrealized gains (losses) on investments...    0.89        2.33       (2.02)      (4.63)      (2.51)
                                                              ------      ------     -------     -------     -------
      Total from investment activities......................    0.84        2.29       (2.07)      (4.71)      (2.65)
                                                              ------      ------     -------     -------     -------
Distributions:
  Distributions of net realized capital gains...............      --          --          --       (0.04)      (2.43)
  Return of capital distributions...........................      --          --          --       (0.03)         --
                                                              ------      ------     -------     -------     -------
      Total distributions...................................      --          --          --       (0.07)      (2.43)
                                                              ------      ------     -------     -------     -------
Net asset value, end of year................................  $ 8.18      $ 7.34     $  5.05     $  7.12     $ 11.90
                                                              ======      ======     =======     =======     =======
Total return................................................   11.44%      45.35%     (29.07)%    (39.50)%    (16.87)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 18.2      $ 18.1     $  12.5     $  18.9     $  36.4
  Ratios to average net assets:
    Expenses................................................    1.11%       1.19%       1.21%       1.18%       1.09%
    Net investment loss.....................................   (0.69)%     (0.72)%     (0.80)%     (0.88)%     (0.75)%
  Portfolio turnover rate...................................      38%         40%        285%        208%        146%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 OBJECTIVE

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    13.56%
Five-year                                   -0.27%
Since inception (1/3/97)                    11.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Mid Cap Opportunity Portfolio returned 13.56% versus 14.82% for the current benchmark, the Russell MidCap Growth Index.

The technology sector proved to be the most difficult area in which to invest. This sector of the market was only up mid single digits for the year. Despite the tough returns in the technology sector, we had several successful investments including Apple Computer, Inc. Apple Computer, Inc. was successful with the Apple iPod and the introduction of the iPod mini. Apple Computer, Inc.'s success with the iPod is expected to lead to increasing sales of its personal computer products further improving results for Apple Computer, Inc. One investment in technology that did not work was SanDisk Corp., a company that sells flash memory cards used primarily for digital cameras. SanDisk Corp. faced increasing competition in several of its lower end products from Asian competitors causing them to miss expectations for the third quarter.(1)

Several of our health care investments such as OSI Pharmaceuticals, Inc. and Kinetic Concepts, Inc. performed well during the year. OSI Pharmaceuticals, Inc.'s phase III trial for Tarceva showed positive results in treating non-small cell lung cancer. Kinetic Concepts, Inc. makes wound healing products called V.A.C. Its products improve healing time for patients allowing them to return home from the hospital earlier than they otherwise would.(1)

The consumer discretionary sector represents the largest part of the Portfolio, and generated mixed performance during the year. Our gaming stocks, such as Station Casinos, Inc. proved to be winners. Station Casinos, Inc. benefited from the expansion of Native American casino projects as states continue to struggle to find ways to increase tax revenues. An investment within the consumer discretionary sector that did not work was Netflix, Inc. the leading online provider of rental DVDs. However, increased competition from long established movie rental companies such as Blockbuster negatively impacted Netflix, Inc.'s business model. Lower rental prices combined with higher marketing costs caused earnings to significantly miss expectations.(1)

An area of focus in 2005 will be energy and industrial metals. These are two sectors that should show the best EPS momentum. Since 2003 prices for raw materials (steel, coal, aluminum, oil, etc.) have risen in concert with strengthening domestic and global demand, especially from China. Shortages have developed in most metals and there continues to be a large imbalance between supply and demand, which we expect to continue for the next two to three years.(1)

We remain excited about the return prospects for the Portfolio. Valuation levels of the Portfolio remain compelling with the average growth rate for 2005 expected to exceed 40% compared to an average 2005 price to earnings ratio of less than 30 times. We believe the valuation level combined with 3% to 4% gross domestic product growth and relatively low interest rates, should lead to positive market performance for the balance of the year.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               MID CAP OPPORTUNITY PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                   RUSSELL MIDCAP GROWTH INDEX
                                                              --------------------------------     ---------------------------
1/3/97                                                                    10000.00                           10000.00
                                                                          11334.00                           11054.00
12/97                                                                     13657.50                           12253.40
                                                                          14452.30                           13707.80
12/98                                                                     14625.80                           14442.60
                                                                          17752.80                           16492.00
12/99                                                                     23730.10                           21851.90
                                                                          23891.50                           24504.70
12/00                                                                     21762.70                           19285.20
                                                                          21401.50                           16783.90
12/01                                                                     18940.30                           15397.50
                                                                          15654.20                           12351.90
12/02                                                                     14087.20                           11142.70
                                                                          16769.40                           13202.90
12/03                                                                     20614.60                           15827.70
                                                                          21694.80                           16725.10
12/04                                                                     23410.90                           18173.50

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               96.6
Repurchase Agreements and
  Other Net Assets                               3.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                     % of Net Assets
 1.  Cytyc Corp.                                 1.5
 2.  Gemstar-TV Guide
     International, Inc.                         1.3
 3.  Valeant Pharmaceuticals
     International                               1.3
 4.  Amdocs Ltd.                                 1.2
 5.  palmOne, Inc.                               1.2
 6.  PETsMart, Inc.                              1.2
 7.  AK Steel Holding Corp.                      1.1
 8.  Vulcan Materials Co.                        1.1
 9.  Avid Technology, Inc.                       1.1
10.  Polo Ralph Lauren Corp.                     1.1

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Information Technology                   29.2
      Consumer Discretionary                   15.6
      Health Care                              13.0
      Industrials                               9.6
      Materials                                 8.5
      Financials                                7.7
      Energy                                    7.1
      Telecommunication Services                3.8
      Utilities                                 2.1
                                    ---------------
                                               96.6
                                    ===============

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 96.6%                  SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 1.7%
L-3 Communications Holdings,
  Inc. ............................      10,750   $   787,330
Rockwell Collins, Inc. ............      20,900       824,296
                                                  -----------
                                                    1,611,626
                                                  -----------
AIR FREIGHT & LOGISTICS - 2.2%
C.H. Robinson Worldwide, Inc. .....      13,000       721,760
Expeditors International of
  Washington, Inc. ................      13,700       765,556
UTi Worldwide, Inc.(b).............       9,550       649,591
                                                  -----------
                                                    2,136,907
                                                  -----------
BIOTECHNOLOGY - 3.2%
Genzyme Corp.(a)...................      13,000       754,910
Gilead Sciences, Inc.(a)...........      15,660       547,943
MedImmune, Inc.(a).................      26,500       718,415
OSI Pharmaceuticals, Inc.(a).......      14,000     1,047,900
                                                  -----------
                                                    3,069,168
                                                  -----------
BUILDING PRODUCTS - 0.6%
American Standard Companies,
  Inc.(a)..........................      13,200       545,424
                                                  -----------
CAPITAL MARKETS - 1.8%
Ameritrade Holding Corp.(a)........      60,500       860,310
SEI Investments Co. ...............      21,000       880,530
                                                  -----------
                                                    1,740,840
                                                  -----------
CHEMICALS - 1.9%
Monsanto Co. ......................      18,540     1,029,897
RPM International, Inc. ...........      38,700       760,842
                                                  -----------
                                                    1,790,739
                                                  -----------
COMMERCIAL BANKS - 1.0%
HDFC Bank Ltd. ADR(b)..............       8,900       403,704
Synovus Financial Corp. ...........      19,000       543,020
                                                  -----------
                                                      946,724
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 2.7%
Monster Worldwide, Inc.(a).........      21,660       728,643
Robert Half International, Inc. ...      33,170       976,193
The Corporate Executive Board
  Co. .............................      13,650       913,731
                                                  -----------
                                                    2,618,567
                                                  -----------
COMMUNICATIONS EQUIPMENT - 5.0%
Avaya, Inc.(a).....................      50,770       873,244
Comverse Technology, Inc.(a).......      40,050       979,222
F5 Networks, Inc.(a)...............      15,690       764,417
Garmin Ltd.(b).....................      12,870       783,011
Juniper Networks, Inc.(a)..........      35,250       958,447
Research In Motion Ltd.(a) (b).....       6,480       534,082
                                                  -----------
                                                    4,892,423
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.6%                  SHARES        VALUE
-------------------------------------------------------------
COMPUTERS & PERIPHERALS - 5.4%
Apple Computer, Inc.(a)............       7,700   $   495,880
Avid Technology, Inc.(a)...........      17,550     1,083,712
Gateway, Inc.(a)...................     148,200       890,682
Network Appliance, Inc.(a).........      21,850       725,857
palmOne, Inc.(a)...................      37,490     1,182,810
SanDisk Corp.(a)...................      35,000       873,950
                                                  -----------
                                                    5,252,891
                                                  -----------
CONSTRUCTION MATERIALS - 1.9%
Martin Marietta Materials, Inc. ...      13,680       734,069
Vulcan Materials Co. ..............      19,850     1,084,008
                                                  -----------
                                                    1,818,077
                                                  -----------
CONSUMER FINANCE - 0.8%
The First Marblehead Corp. ........      13,730       772,313
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 0.9%
CapitalSource, Inc.(a).............      34,910       896,140
                                                  -----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.8%
Telewest Global, Inc.(a)...........      45,700       803,406
                                                  -----------
ELECTRIC UTILITIES - 0.8%
Allegheny Energy, Inc.(a)..........      37,500       739,125
                                                  -----------
ELECTRICAL EQUIPMENT - 0.7%
Rockwell Automation, Inc. .........      14,200       703,610
                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-
  1.1%
Amphenol Corp.(a)..................      27,750     1,019,535
                                                  -----------
ENERGY EQUIPMENT & SERVICES - 4.7%
Baker Hughes, Inc. ................      15,000       640,050
ENSCO International, Inc. .........      24,250       769,695
Nabors Industries Ltd.(a) (b)......      15,950       818,076
National-Oilwell, Inc.(a)..........      27,060       954,947
Pride International, Inc.(a).......      27,650       567,931
Transocean, Inc.(a) (b)............      18,000       763,020
                                                  -----------
                                                    4,513,719
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 3.7%
C.R. Bard, Inc. ...................       7,900       505,442
Cytyc Corp.(a).....................      52,850     1,457,074
Edwards Lifesciences Corp.(a)......      15,850       653,971
Kinetic Concepts, Inc.(a)..........      12,880       982,744
                                                  -----------
                                                    3,599,231
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 4.1%
CIGNA Corp. .......................       9,560       779,809
DaVita, Inc.(a)....................      21,625       854,836
Medco Health Solutions, Inc.(a)....      19,710       819,936
Quest Diagnostics Inc. ............       7,420       708,981
Renal Care Group, Inc.(a)..........      21,000       755,790
                                                  -----------
                                                    3,919,352
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 96.6%                  SHARES        VALUE
-------------------------------------------------------------
HOTELS, RESTAURANTS &
  LEISURE - 4.5%
Boyd Gaming Corp. .................      24,500   $ 1,020,425
Marriott International,
  Inc. - Class A...................      11,200       705,376
Scientific Games Corp. - Class A
  (a)..............................      37,900       903,536
Station Casinos, Inc. .............      15,460       845,353
Yum! Brands, Inc. .................      19,600       924,728
                                                  -----------
                                                    4,399,418
                                                  -----------
HOUSEHOLD DURABLES - 0.9%
D.R. Horton, Inc. .................      20,550       828,371
                                                  -----------
INSURANCE - 2.4%
Assurant, Inc. ....................      26,450       808,047
Genworth Financial, Inc. ..........      37,200     1,004,400
KMG America Corp. (a)..............      42,800       470,800
                                                  -----------
                                                    2,283,247
                                                  -----------
INTERNET SOFTWARE & SERVICES - 5.6%
Ask Jeeves (a).....................      39,070     1,045,122
Google, Inc. (a)...................       5,170       998,327
InfoSpace, Inc. (a)................      21,875     1,040,156
Netease.com ADR (a) (b)............      15,050       795,092
VeriSign, Inc. (a).................      25,580       857,442
Yahoo!, Inc. (a)...................      17,600       663,168
                                                  -----------
                                                    5,399,307
                                                  -----------
IT SERVICES - 3.0%
Alliance Data Systems Corp. (a)....      16,350       776,298
CheckFree Corp. (a)................      21,600       822,528
Global Payments, Inc. .............      10,350       605,889
Satyam Computer Services Ltd. ADR
  (b)..............................      29,130       702,907
                                                  -----------
                                                    2,907,622
                                                  -----------
MEDIA - 2.1%
Gemstar-TV Guide International,
  Inc. (a).........................     212,300     1,256,816
XM Satellite Radio Holdings, Inc. -
  Class A (a)......................      20,950       788,139
                                                  -----------
                                                    2,044,955
                                                  -----------
METALS & MINING - 4.7%
AK Steel Holding Corp. (a).........      76,000     1,099,720
Alcan, Inc. (b)....................      18,000       882,720
Massey Energy Co. .................      25,150       878,992
Nucor Corp. .......................      17,600       921,184
Peabody Energy Corp. ..............       8,900       720,099
                                                  -----------
                                                    4,502,715
                                                  -----------
MULTILINE RETAIL - 0.7%
Sears, Roebuck and Co. ............      14,000       714,420
                                                  -----------
MULTI-UTILITIES - 1.3%
Questar Corp. .....................      10,380       528,965
The AES Corp. (a)..................      54,700       747,749
                                                  -----------
                                                    1,276,714
                                                  -----------
OFFICE ELECTRONICS - 0.9%
Zebra Technologies Corp.(a)........      16,350       920,178
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.6%                  SHARES        VALUE
-------------------------------------------------------------
OIL & GAS - 2.4%
Ashland, Inc. .....................      10,640   $   621,163
Newfield Exploration Co. (a).......      13,450       794,223
Williams Cos., Inc. ...............      57,470       936,186
                                                  -----------
                                                    2,351,572
                                                  -----------
PHARMACEUTICALS - 2.0%
Shire Pharmaceuticals PLC ADR
  (b)..............................      20,130       643,153
Valeant Pharmaceuticals
  International....................      47,550     1,252,943
                                                  -----------
                                                    1,896,096
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 5.1%
Advanced Micro Devices, Inc. (a)...      26,800       590,136
Altera Corp. (a)...................      38,866       804,526
KLA-Tencor Corp. (a)...............      20,450       952,561
Lam Research Corp. (a).............      35,500     1,026,305
Linear Technology Corp. ...........      19,500       755,820
Marvell Technology Group Ltd. (a)
  (b)..............................      22,200       787,434
                                                  -----------
                                                    4,916,782
                                                  -----------
SOFTWARE - 3.1%
Adobe Systems, Inc. ...............      12,445       780,799
Amdocs Ltd. (a) (b)................      45,355     1,190,569
Symantec Corp. (a).................      41,600     1,071,616
                                                  -----------
                                                    3,042,984
                                                  -----------
SPECIALTY RETAIL - 4.8%
American Eagle Outfitters..........      16,000       753,600
Pacific Sunwear Of California
  (a)..............................      43,130       960,074
PETsMart, Inc. ....................      31,550     1,120,971
RadioShack Corp. ..................      30,020       987,058
Staples, Inc. .....................      23,950       807,354
                                                  -----------
                                                    4,629,057
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 2.6%
Coach, Inc. (a)....................      10,700       603,480
Polo Ralph Lauren Corp. ...........      25,350     1,079,910
Quiksilver, Inc. (a)...............      28,000       834,120
                                                  -----------
                                                    2,517,510
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 0.8%
Sovereign Bancorp, Inc. ...........      33,350       752,043
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 1.7%
Fastenal Co. ......................       9,500       584,820
Hughes Supply, Inc. ...............      32,350     1,046,523
                                                  -----------
                                                    1,631,343
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES - 3.0%
American Tower Corp. - Class
  A(a).............................      50,900       936,560
Crown Castle International
  Corp.(a).........................      55,440       922,522
Nextel Partners, Inc.(a)...........      53,100     1,037,574
                                                  -----------
                                                    2,896,656
                                                  -----------
TOTAL COMMON STOCKS
  (COST $77,612,700)...............               $93,300,807
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                        FACE
REPURCHASE AGREEMENTS - 2.9%           AMOUNT     FAIR VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 2.9%
US Bank 1.600% 01/03/05............  $2,817,000   $ 2,817,000
                                                  -----------
 Repurchase price $2,817,370
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 4/15/33
  Fair Value: $2,757,569
  Fannie Mae Mortgage Back Pool
  #2004-39 MF 3.830% 05/25/34
  Fair Value: $115,679
TOTAL REPURCHASE AGREEMENTS
  (COST $2,817,000)................               $ 2,817,000
                                                  -----------
TOTAL INVESTMENTS - 99.5%
  (COST $80,429,700) (C)...........               $96,117,807
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.5%...............                   523,192
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $96,640,999
                                                  ===========

---------------
Abbreviations:

  ADR: American Depository Receipts

Footnotes:

  (a) Represents a non-income producing security.

  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.

  (c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $644,045.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $80,429,700)......................  $ 96,117,807
  Cash......................................           766
  Receivable for securities sold............       752,044
  Receivable for fund shares sold...........        34,649
  Dividends and accrued interest
    receivable..............................        15,579
  Prepaid expenses and other assets.........         1,308
                                              ------------
    Total assets............................    96,922,153
                                              ------------
Liabilities:
  Payable for securities purchased..........        89,378
  Payable for fund shares redeemed..........        95,905
  Payable for investment management
    services................................        68,743
  Accrued custody expense...................         2,645
  Accrued professional fees.................         7,560
  Accrued accounting fees...................         9,468
  Accrued printing and proxy fees...........         7,455
                                              ------------
    Total liabilities.......................       281,154
                                              ------------
Net assets..................................  $ 96,640,999
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  6,106,510
  Paid-in capital in excess of par value....    92,595,277
  Accumulated net realized losses on
    investments.............................   (17,862,037)
  Net unrealized appreciation on
    investments.............................    15,688,107
  Undistributed net investment income.......       113,142
                                              ------------
Net assets..................................  $ 96,640,999
                                              ============
Shares outstanding..........................     6,106,510

Net asset value per share...................  $      15.83
                                              ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest..................................  $    50,077
  Dividends (net of withholding tax of
    $3,889).................................      481,087
  Other income..............................        8,795
                                              -----------
    Total investment income.................      539,959
                                              -----------
Expenses:
  Management fees...........................      758,101
  Custodian fees............................       15,793
  Directors' fees...........................        3,888
  Professional fees.........................        9,555
  Accounting fees...........................       57,384
  Printing and proxy fees...................       11,697
  Other.....................................        1,564
                                              -----------
    Total expenses..........................      857,982
                                              -----------
    Net investment loss.....................     (318,023)
                                              -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments.............................   12,317,537
  Change in unrealized
    appreciation/depreciation
    on investments..........................     (420,849)
                                              -----------
    Net realized/unrealized gains (losses)
      on
      investments...........................   11,896,688
                                              -----------
    Change in net assets from operations....  $11,578,665
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2004             2003
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment loss.......................................  $   (318,023)    $   (147,012)
  Net realized gains (losses) on investments................    12,317,537       14,114,392
  Change in unrealized appreciation/depreciation on
    investments.............................................      (420,849)      14,573,518
                                                              ------------     ------------
    Change in net assets from operations....................    11,578,665       28,540,898
                                                              ------------     ------------
Distributions to shareholders:
  Return of capital distributions...........................            --          (28,320)
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................     8,206,781        6,159,768
  Received from dividends reinvested........................            --           28,320
  Paid for shares redeemed..................................   (12,523,853)     (10,848,402)
                                                              ------------     ------------
    Change in net assets from capital transactions..........    (4,317,072)      (4,660,314)
                                                              ------------     ------------
      Change in net assets..................................     7,261,593       23,852,264
Net Assets:
  Beginning of year.........................................    89,379,406       65,527,142
                                                              ------------     ------------
  End of year...............................................  $ 96,640,999     $ 89,379,406
                                                              ============     ============
  Undistributed (distributions in excess of) net investment
    income..................................................  $    113,142     $    (14,379)
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2004       2003       2002        2001        2000
                                                              ------     ------     -------     -------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $13.94     $ 9.53     $ 12.81     $ 14.92     $18.78
Investment activities:
  Net investment income (loss)..............................   (0.05)     (0.02)       0.01        0.18(a)      --
  Net realized & unrealized gains (losses) on investments...    1.94       4.43       (3.29)      (2.11)(a)  (1.49)
                                                              ------     ------     -------     -------     ------
      Total from investment activities......................    1.89       4.41       (3.28)      (1.93)     (1.49)
                                                              ------     ------     -------     -------     ------
Distributions:
  Distributions from net investment income..................      --         --          --       (0.17)        --
  Distributions of net realized capital gains                     --         --          --       (0.01)     (2.34)
  Return of capital distributions...........................      --         --(b)       --          --      (0.03)
                                                              ------     ------     -------     -------     ------
      Total distributions...................................      --         --          --       (0.18)     (2.37)
                                                              ------     ------     -------     -------     ------
Net asset value, end of year................................  $15.83     $13.94     $  9.53     $ 12.81     $14.92
                                                              ======     ======     =======     =======     ======
Total return................................................   13.56%     46.34%     (25.60)%    (12.84)%    (8.29)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 96.6     $ 89.4     $  65.5     $ 102.1     $117.4
  Ratios to average net assets:
    Expenses                                                    0.96%      1.01%       1.02%       1.00%      0.98%
    Net investment income (loss)............................   (0.36)%    (0.20)%      0.07%       1.20%(a)   0.00%
  Portfolio turnover rate...................................     206%       261%        385%        407%       537%

---------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.13
         Net realized and unrealized gains (losses) on investments...  $(2.06)
         Net investment income ratio.................................    0.08%

(b) Amount is less than $0.005 per share.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and money market instruments.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    10.30%
Five-year                                   -3.10%
Since inception (1/3/97)                     7.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS
For the year ended December 31, 2004, the Ohio National S&P 500 Index Portfolio returned 10.30% versus 10.88% for the current benchmark, the S&P 500 Index.

The Portfolio's correlation with the S&P 500 Index was 99.84%. At year end, the Portfolio held all 500 stocks in the index as well as S&P 500 futures contracts and S&P 500 Depository Receipts ("Spiders"). The notional value of futures contracts, along with the "Spiders", accounted for 4% of the Portfolio's net assets on December 31, 2004.(1)

The energy sector was the best performing sector of the year returning 31.5% and the health care sector was the worst performing sector returning 1.7%. Top performers were AutoDesk Inc., Apple Computer Inc., and TXU Corp.(1)

Going forward into 2005, the economy shows signs that it will continue to grow, probably at a slower pace than 2004 due to the Fed's intention to continue to raise rates. In 2004 the Fed raised the Fed Funds rate five times starting in June and every meeting thereafter raising rates from 1.00% to 2.25%. Most economists predict the Fed will raise rates another five or six times throughout the year, raising rates to 3.25% or above.

The price of oil and the strength/weakness of the dollar are a couple of issues that will have an impact on the economy and equity prices in 2005. There are also potential geopolitical issues that could have a material impact on capital markets.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            S&P 500 INDEX PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                            ----------------------------------            -------------
1/3/97                                                                   10000.00                            10000.00
                                                                         12058.00                            12060.00
12/97                                                                    13174.60                            13335.90
                                                                         15524.90                            15697.70
12/98                                                                    17127.10                            17146.60
                                                                         19247.40                            19269.40
12/99                                                                    21516.70                            20755.10
                                                                         21628.60                            20665.80
12/00                                                                    19441.90                            18863.80
                                                                         17976.00                            17599.90
12/01                                                                    16848.90                            16623.10
                                                                         14522.10                            14437.20
12/02                                                                    13036.50                            12951.60
                                                                         14526.50                            14474.70
12/03                                                                    16664.80                            16666.20
                                                                         17199.80                            17239.50
12/04                                                                    18381.40                            18477.30

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index. Although they can invest in its underlying securities or funds.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               95.7
Exchange Traded Funds                            1.3
Short-Term Notes and
  Other Net Assets                               3.0
                                     ---------------
                                               100.0
                                     ===============

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Financials                               19.8
      Information Technology                   15.3
      Health Care                              12.1
      Consumer Discretionary                   11.4
      Industrials                              11.3
      Consumer Staples                         10.1
      Energy                                    6.8
      Telecommunication Services                3.1
      Materials                                 3.0
      Utilities                                 2.8
                                    ---------------
                                               95.7
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                     % of Net Assets
 1.  General Electric Co.                        3.3
 2.  Exxon Mobil Corp.                           2.8
 3.  Microsoft Corp.                             2.5
 4.  Citigroup, Inc.                             2.1
 5.  Wal-Mart Stores, Inc.                       1.9
 6.  Pfizer, Inc.                                1.7
 7.  Bank of America Corp.                       1.6
 8.  Johnson & Johnson                           1.6
 9.  American International Group,
     Inc.                                        1.4
10.  International Business
     Machines Corp.                              1.4

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 1.9%
Boeing Co. .......................      13,900   $    719,603
General Dynamics Corp. ...........       3,300        345,180
Goodrich Corp. ...................       2,000         65,280
Honeywell International, Inc. ....      14,300        506,363
L-3 Communications Holdings,
  Inc. ...........................       1,900        139,156
Lockheed Martin Corp. ............       7,300        405,515
Northrop Grumman Corp. ...........       6,100        331,596
Raytheon Co. .....................       7,500        291,225
Rockwell Collins, Inc. ...........       2,900        114,376
United Technologies Corp. ........       8,500        878,475
                                                 ------------
                                                    3,796,769
                                                 ------------
AIR FREIGHT & LOGISTICS - 1.1%
FedEx Corp. ......................       5,000        492,450
Ryder System, Inc. ...............       1,100         52,547
United Parcel Service, Inc. ......      18,600      1,589,556
                                                 ------------
                                                    2,134,553
                                                 ------------
AIRLINES - 0.1%
Delta Air Lines, Inc. (a).........       2,100         15,708
Southwest Airlines Co. ...........      12,900        210,012
                                                 ------------
                                                      225,720
                                                 ------------
AUTO COMPONENTS - 0.2%
Cooper Tire & Rubber Co. .........       1,200         25,860
Dana Corp. .......................       2,500         43,325
Delphi Corp. .....................       9,300         83,886
Johnson Controls, Inc. ...........       3,200        203,008
The Goodyear Tire & Rubber Co.
  (a).............................       2,900         42,514
Visteon Corp. ....................       2,100         20,517
                                                 ------------
                                                      419,110
                                                 ------------
AUTOMOBILES - 0.6%
Ford Motor Co. ...................      30,387        444,866
General Motors Corp. .............       9,400        376,564
Harley-Davidson, Inc. ............       4,900        297,675
                                                 ------------
                                                    1,119,105
                                                 ------------
BEVERAGES - 2.2%
Adolph Coors Co. - Class B........         600         45,402
Anheuser-Busch Companies, Inc. ...      13,100        664,563
Brown-Forman Corp. - Class B......       2,000         97,360
Coca-Cola Enterprises, Inc. ......       7,800        162,630
Pepsi Bottling Group, Inc. .......       4,200        113,568
PepsiCo, Inc. ....................      28,000      1,461,600
The Coca-Cola Co. ................      40,200      1,673,526
                                                 ------------
                                                    4,218,649
                                                 ------------

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
BIOTECHNOLOGY - 1.3%
Amgen, Inc. (a)...................      21,106   $  1,353,950
Applera Corp. - Applied Biosystems
  Group...........................       3,300         69,003
Biogen Idec, Inc. (a).............       5,545        369,352
Chiron Corp. (a)..................       3,100        103,323
Genzyme Corp. (a).................       3,800        220,666
Gilead Sciences, Inc. (a).........       7,200        251,928
MedImmune, Inc. (a)...............       4,100        111,151
                                                 ------------
                                                    2,479,373
                                                 ------------
BUILDING PRODUCTS - 0.2%
American Standard Companies, Inc.
  (a).............................       3,600        148,752
Masco Corp. ......................       7,400        270,322
                                                 ------------
                                                      419,074
                                                 ------------
CAPITAL MARKETS - 2.7%
E*Trade Financial Corp. (a).......       6,200         92,690
Federated Investors, Inc. ........       1,800         54,720
Franklin Resources, Inc. .........       4,100        285,565
Janus Capital Group, Inc. ........       3,900         65,559
Lehman Brothers Holdings, Inc. ...       4,500        393,660
Mellon Financial Corp. ...........       7,000        217,770
Merrill Lynch & Co., Inc. ........      15,500        926,435
Morgan Stanley....................      18,200      1,010,464
Northern Trust Corp. .............       3,600        174,888
State Street Corp. ...............       5,500        270,160
T. Rowe Price Group, Inc. ........       2,100        130,620
The Bank of New York Co., Inc. ...      12,900        431,118
The Bear Stearns Companies
  Inc. ...........................       1,700        173,927
The Charles Schwab Corp. .........      22,400        267,904
The Goldman Sachs Group, Inc. ....       8,000        832,320
                                                 ------------
                                                    5,327,800
                                                 ------------
CHEMICALS - 1.6%
Air Products & Chemicals, Inc. ...       3,800        220,286
Eastman Chemical Co. .............       1,300         75,049
Ecolab, Inc. .....................       4,300        151,059
E.I. DuPont de Nemours & Co. .....      16,500        809,325
Engelhard Corp. ..................       2,000         61,340
Great Lakes Chemical Corp. .......         800         22,792
Hercules, Inc. (a)................       1,900         28,215
International Flavors &
  Fragrances, Inc. ...............       1,600         68,544
Monsanto Co. .....................       4,343        241,254
PPG Industries, Inc. .............       2,900        197,664
Praxair, Inc. ....................       5,400        238,410
Rohm & Haas Co. ..................       3,700        163,651
Sigma-Aldrich Corp. ..............       1,100         66,506
The Dow Chemical Co. .............      15,600        772,356
                                                 ------------
                                                    3,116,451
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 5.7%
AmSouth Bancorp...................       5,900   $    152,810
Bank of America Corp. ............      67,068      3,151,525
BB&T Corp. .......................       9,200        386,860
Comerica, Inc. ...................       2,800        170,856
Compass Bancshares, Inc. .........       2,000         97,340
Fifth Third Bancorp...............       9,350        442,068
First Horizon National Corp. .....       2,000         86,220
Huntington Bancshares, Inc. ......       3,800         94,164
KeyCorp...........................       6,700        227,130
M&T Bank Corp. ...................       1,900        204,896
Marshall & Ilsley Corp. ..........       3,700        163,540
National City Corp. ..............      11,200        420,560
North Fork Bancorporation,
  Inc. ...........................       7,800        225,030
PNC Financial Services Group......       4,700        269,968
Regions Financial Corp. ..........       7,668        272,904
SunTrust Banks, Inc. .............       6,200        458,056
Synovus Financial Corp. ..........       5,100        145,758
US Bancorp........................      30,990        970,607
Wachovia Corp. ...................      26,595      1,398,897
Wells Fargo & Co. ................      28,100      1,746,415
Zions Bancorporation..............       1,500        102,045
                                                 ------------
                                                   11,187,649
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 1.0%
Allied Waste Industries, Inc.
  (a).............................       5,300         49,184
Apollo Group, Inc. (a)............       3,100        250,201
Avery Dennison Corp. .............       1,800        107,946
Cendant Corp. ....................      17,500        409,150
Cintas Corp. .....................       2,800        122,808
Equifax, Inc. ....................       2,200         61,820
H&R Block, Inc. ..................       2,700        132,300
Monster Worldwide, Inc. (a).......       2,000         67,280
Pitney Bowes, Inc. ...............       3,800        175,864
Robert Half International,
  Inc. ...........................       2,900         85,347
R.R. Donnelley & Sons Co. ........       3,600        127,044
Waste Management, Inc. ...........       9,500        284,430
                                                 ------------
                                                    1,873,374
                                                 ------------
COMMUNICATIONS EQUIPMENT - 2.6%
ADC Telecommunications, Inc.
  (a).............................      13,400         35,912
Andrew Corp. (a)..................       2,700         36,801
Avaya, Inc. (a)...................       7,601        130,737
Ciena Corp. (a)...................       9,500         31,730
Cisco Systems, Inc. (a)...........     109,300      2,109,490
Comverse Technology, Inc. (a).....       3,300         80,685
Corning, Inc. (a).................      23,300        274,241
JDS Uniphase Corp. (a)............      24,000         76,080
Lucent Technologies, Inc. (a).....      73,400        275,984
Motorola, Inc. ...................      40,400        694,880
QUALCOMM, Inc. ...................      27,200      1,153,280
Scientific-Atlanta, Inc. .........       2,500         82,525
Tellabs, Inc. (a).................       7,700         66,143
                                                 ------------
                                                    5,048,488
                                                 ------------

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.8%
Apple Computer, Inc. (a)..........       6,700   $    431,480
Dell, Inc. (a)....................      41,200      1,736,168
EMC Corp. (a).....................      39,800        591,826
Gateway, Inc. (a).................       6,200         37,262
Hewlett-Packard Co. ..............      50,100      1,050,597
International Business Machines
  Corp. ..........................      27,600      2,720,808
Lexmark International, Inc. (a)...       2,100        178,500
NCR Corp. (a).....................       1,500        103,845
Network Appliance, Inc. (a).......       6,000        199,320
QLogic Corp. (a)..................       1,500         55,095
Sun Microsystems, Inc. (a)........      55,800        300,204
                                                 ------------
                                                    7,405,105
                                                 ------------
CONSTRUCTION & ENGINEERING - 0.0%
Fluor Corp. ......................       1,400         76,314
                                                 ------------
CONSTRUCTION MATERIALS - 0.0%
Vulcan Materials Co. .............       1,700         92,837
                                                 ------------
CONSUMER FINANCE - 1.3%
American Express Co. .............      20,800      1,172,496
Capital One Financial Corp. ......       4,000        336,840
MBNA Corp. .......................      21,250        599,038
Providian Financial Corp. (a).....       4,900         80,703
SLM Corp. ........................       7,100        379,069
                                                 ------------
                                                    2,568,146
                                                 ------------
CONTAINERS & PACKAGING - 0.2%
Ball Corp. .......................       1,900         83,562
Bemis Co. ........................       1,800         52,362
Pactiv Corp. (a)..................       2,500         63,225
Sealed Air Corp. (a)..............       1,400         74,578
Temple-Inland, Inc. ..............         900         61,560
                                                 ------------
                                                      335,287
                                                 ------------
DISTRIBUTORS - 0.1%
Genuine Parts Co. ................       2,900        127,774
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 3.6%
CIT Group, Inc. ..................       3,500        160,370
Citigroup, Inc. ..................      86,169      4,151,622
JPMorgan Chase & Co. .............      59,152      2,307,520
Moody's Corp. ....................       2,500        217,125
Principal Financial Group,
  Inc. ...........................       5,100        208,794
                                                 ------------
                                                    7,045,431
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 2.8%
Alltel Corp. .....................       5,000   $    293,800
AT&T Corp. .......................      13,250        252,545
BellSouth Corp. ..................      30,400        844,816
CenturyTel, Inc. .................       2,200         78,034
Citizens Communications Co. ......       5,600         77,224
Qwest Communications International
  (a).............................      30,100        133,644
SBC Communications, Inc. .........      55,000      1,417,350
Sprint Corp. .....................      24,450        607,582
Verizon Communications, Inc. .....      46,000      1,863,460
                                                 ------------
                                                    5,568,455
                                                 ------------
ELECTRIC UTILITIES - 1.9%
Allegheny Energy, Inc. (a)........       2,300         45,333
Ameren Corp. .....................       3,200        160,448
American Electric Power Co,
  Inc. ...........................       6,600        226,644
CenterPoint Energy, Inc. .........       5,100         57,630
Cinergy Corp. ....................       3,000        124,890
Consolidated Edison, Inc. ........       4,000        175,000
DTE Energy Co. ...................       2,900        125,077
Edison International..............       5,400        172,962
Entergy Corp. ....................       3,700        250,083
Exelon Corp. .....................      11,000        484,770
FirstEnergy Corp. ................       5,500        217,305
FPL Group, Inc. ..................       3,100        231,725
PG&E Corp. (a)....................       6,700        222,976
Pinnacle West Capital Corp. ......       1,500         66,615
PPL Corp. ........................       3,100        165,168
Progress Energy, Inc. ............       4,100        185,484
TECO Energy, Inc. ................       3,300         50,622
The Southern Co. .................      12,300        412,296
TXU Corp. ........................       4,000        258,240
Xcel Energy, Inc. ................       6,600        120,120
                                                 ------------
                                                    3,753,388
                                                 ------------
ELECTRICAL EQUIPMENT - 0.4%
American Power Conversion
  Corp. ..........................       3,200         68,480
Cooper Industries Ltd. (b)........       1,500        101,835
Emerson Electric Co. .............       7,000        490,700
Power-One, Inc. (a)...............       1,400         12,488
Rockwell Automation, Inc. ........       3,100        153,605
                                                 ------------
                                                      827,108
                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Agilent Technologies, Inc. (a)....       8,100        195,210
Jabil Circuit, Inc. (a)...........       3,300         84,414
Molex, Inc. ......................       3,100         93,000
Sanmina-SCI Corp. (a).............       8,600         72,842
Solectron Corp. (a)...............      16,100         85,813
Symbol Technologies, Inc. ........       4,000         69,200
Tektronix, Inc. ..................       1,500         45,315
                                                 ------------
                                                      645,794
                                                 ------------

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.9%
Baker Hughes, Inc. ...............       5,600   $    238,952
BJ Services Co. ..................       2,700        125,658
Halliburton Co. ..................       7,300        286,452
Nabors Industries Ltd. (a) (b)....       2,500        128,225
Noble Corp. (a) (b)...............       2,200        109,428
Rowan Cos., Inc. (a)..............       1,800         46,620
Schlumberger Ltd. (b).............       9,800        656,110
Transocean, Inc. (a) (b)..........       5,300        224,667
                                                 ------------
                                                    1,816,112
                                                 ------------
FOOD & STAPLES RETAILING - 3.1%
Albertson's, Inc. ................       6,100        145,668
Costco Wholesale Corp. ...........       7,800        377,598
CVS Corp. ........................       6,600        297,462
Safeway, Inc. (a).................       7,400        146,076
SUPERVALU, Inc. ..................       2,200         75,944
Sysco Corp. ......................      10,600        404,602
The Kroger Co. (a)................      12,300        215,742
Walgreen Co. .....................      17,000        652,290
Wal-Mart Stores, Inc. ............      70,300      3,713,246
                                                 ------------
                                                    6,028,628
                                                 ------------
FOOD PRODUCTS - 1.2%
Archer-Daniels-Midland Co. .......      10,850        242,064
Campbell Soup Co. ................       6,800        203,252
ConAgra Foods, Inc. ..............       8,500        250,325
General Mills, Inc. ..............       6,000        298,260
Hershey Foods Corp. ..............       4,100        227,714
H.J. Heinz Co. ...................       5,800        226,142
Kellogg Co. ......................       6,900        308,154
McCormick & Co, Inc. .............       2,300         88,780
Sara Lee Corp. ...................      13,000        313,820
Wm. Wrigley Jr. Co. ..............       3,700        256,003
                                                 ------------
                                                    2,414,514
                                                 ------------
GAS UTILITIES - 0.1%
KeySpan Corp. ....................       2,700        106,515
Nicor, Inc. ......................         700         25,858
NiSource, Inc. ...................       4,500        102,510
Peoples Energy Corp. .............         600         26,370
                                                 ------------
                                                      261,253
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
Bausch & Lomb, Inc. ..............         900   $     58,014
Baxter International, Inc. .......      10,200        352,308
Becton, Dickinson & Co. ..........       4,200        238,560
Biomet, Inc. .....................       4,200        182,238
Boston Scientific Corp. (a).......      14,000        497,700
C.R. Bard, Inc. ..................       1,700        108,766
Fisher Scientific International
  Inc. (a)........................       1,900        118,522
Guidant Corp. ....................       5,300        382,130
Hospira, Inc. (a).................       2,610         87,435
Medtronic, Inc. ..................      20,100        998,367
Millipore Corp. (a)...............         800         39,848
PerkinElmer, Inc. ................       2,100         47,229
St Jude Medical, Inc. (a).........       5,900        247,387
Stryker Corp. ....................       6,700        323,275
Thermo Electron Corp. (a).........       2,700         81,513
Waters Corp. (a)..................       2,000         93,580
Zimmer Holdings, Inc. (a).........       4,070        326,088
                                                 ------------
                                                    4,182,960
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 2.1%
Aetna, Inc. ......................       2,500        311,875
AmerisourceBergen Corp. ..........       1,700         99,756
Cardinal Health, Inc. ............       7,200        418,680
Caremark Rx, Inc. (a).............       7,500        295,725
CIGNA Corp. ......................       2,200        179,454
Express Scripts, Inc. (a).........       1,300         99,372
HCA, Inc. ........................       7,000        279,720
Health Management Associates,
  Inc. ...........................       4,000         90,880
Humana, Inc. (a)..................       2,600         77,194
IMS Health, Inc. .................       3,800         88,198
Laboratory Corp Of America
  Holdings (a)....................       2,300        114,586
Manor Care, Inc. .................       1,400         49,602
McKesson Corp. ...................       4,900        154,154
Medco Health Solutions, Inc.
  (a).............................       4,488        186,701
Quest Diagnostics Inc. ...........       1,700        162,435
Tenet Healthcare Corp. (a)........       7,750         85,095
UnitedHealth Group, Inc. .........      10,800        950,724
Wellpoint, Inc. (a)...............       4,900        563,500
                                                 ------------
                                                    4,207,651
                                                 ------------
HOTELS, RESTAURANTS &
  LEISURE - 1.5%
Carnival Corp. (b)................      10,500        605,115
Darden Restaurants, Inc. .........       2,600         72,124
Harrah's Entertainment, Inc. .....       1,900        127,091
Hilton Hotels Corp. ..............       6,400        145,536
International Game Technology.....       5,700        195,966
Marriott International,
  Inc. - Class A..................       3,700        233,026
McDonald's Corp. .................      20,900        670,054
Starbucks Corp. (a)...............       6,600        411,576
Starwood Hotels & Resorts
  Worldwide, Inc. ................       3,400        198,560
Wendy's International, Inc. ......       1,900         74,594
Yum! Brands, Inc. ................       4,900        231,182
                                                 ------------
                                                    2,964,824
                                                 ------------

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
HOUSEHOLD DURABLES - 0.5%
Centex Corp. .....................       2,100   $    125,118
Fortune Brands, Inc. .............       2,400        185,232
KB Home...........................         800         83,520
Leggett & Platt, Inc. ............       3,200         90,976
Maytag Corp. .....................       1,300         27,430
Newell Rubbermaid, Inc. ..........       4,600        111,274
Pulte Homes, Inc. ................       2,100        133,980
Snap-On, Inc. ....................       1,000         34,360
The Black & Decker Corp. .........       1,300        114,829
The Stanley Works.................       1,400         68,586
Whirlpool Corp. ..................       1,100         76,131
                                                 ------------
                                                    1,051,436
                                                 ------------
HOUSEHOLD PRODUCTS - 1.8%
Clorox Co. .......................       2,500        147,325
Colgate-Palmolive Co. ............       8,800        450,208
Kimberly-Clark Corp. .............       8,100        533,061
Procter & Gamble Co. .............      42,100      2,318,868
                                                 ------------
                                                    3,449,462
                                                 ------------
INDUSTRIAL CONGLOMERATES - 4.5%
3M Co. ...........................      12,900      1,058,703
General Electric Co. .............     175,400      6,402,100
Textron, Inc. ....................       2,300        169,740
Tyco International Ltd. (b).......      33,400      1,193,716
                                                 ------------
                                                    8,824,259
                                                 ------------
INSURANCE - 4.1%
ACE Ltd. (b)......................       4,700        200,925
AFLAC, Inc. ......................       8,400        334,656
Ambac Financial Group, Inc. ......       1,800        147,834
American International Group,
  Inc. ...........................      43,200      2,836,944
Aon Corp. ........................       5,300        126,458
Chubb Corp. ......................       3,200        246,080
Cincinnati Financial Corp. .......       2,835        125,477
Hartford Financial Services Group,
  Inc. ...........................       4,900        339,619
Jefferson-Pilot Corp. ............       2,300        119,508
Lincoln National Corp. ...........       2,900        135,372
Loews Corp. ......................       3,100        217,930
Marsh & McLennan Companies,
  Inc. ...........................       8,700        286,230
MBIA, Inc. .......................       2,300        145,544
MetLife, Inc. ....................      12,400        502,324
Prudential Financial, Inc. .......       8,500        467,160
Safeco Corp. .....................       2,100        109,704
The Allstate Corp. ...............      11,400        589,608
The Progressive Corp. ............       3,300        279,972
The St. Paul Travelers Companies
  Inc. ...........................      11,159        413,664
Torchmark Corp. ..................       1,800        102,852
UnumProvident Corp. ..............       4,900         87,906
XL Capital Ltd. (b)...............       2,300        178,595
                                                 ------------
                                                    7,994,362
                                                 ------------
INTERNET & CATALOG RETAIL - 0.7%
eBay, Inc. (a)....................      11,000      1,279,080
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
INTERNET SOFTWARE &
  SERVICES - 0.4%
Yahoo!, Inc. (a)..................      22,800   $    859,104
                                                 ------------
IT SERVICES - 1.1%
Affiliated Computer Services, Inc.
  (a).............................       2,100        126,399
Automatic Data Processing,
  Inc. ...........................       9,700        430,195
Computer Sciences Corp. (a).......       3,100        174,747
Convergys Corp. (a)...............       2,300         34,477
Electronic Data Systems Corp. ....       8,500        196,350
First Data Corp. .................      13,747        584,797
Fiserv, Inc. (a)..................       3,200        128,608
Paychex, Inc. ....................       6,300        214,704
Sabre Holdings Corp. .............       2,200         48,752
SunGard Data Systems, Inc. (a)....       4,800        135,984
Unisys Corp. (a)..................       5,600         57,008
                                                 ------------
                                                    2,132,021
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -0.2%
Brunswick Corp. ..................       1,600         79,200
Eastman Kodak Co. ................       4,800        154,800
Hasbro, Inc. .....................       2,900         56,202
Mattel, Inc. .....................       6,900        134,481
                                                 ------------
                                                      424,683
                                                 ------------
MACHINERY - 1.5%
Caterpillar, Inc. ................       5,700        555,807
Cummins, Inc. ....................         800         67,032
Danaher Corp. ....................       5,100        292,791
Deere & Co. ......................       4,100        305,040
Dover Corp. ......................       3,400        142,596
Eaton Corp. ......................       2,500        180,900
Illinois Tool Works, Inc. ........       4,900        454,132
Ingersoll-Rand Co. Ltd. (b).......       2,900        232,870
ITT Industries, Inc. .............       1,500        126,675
Navistar International Corp.
  (a).............................       1,200         52,776
PACCAR, Inc. .....................       2,850        229,368
Pall Corp. .......................       2,100         60,795
Parker Hannifin Corp. ............       2,000        151,480
                                                 ------------
                                                    2,852,262
                                                 ------------

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
MEDIA - 3.8%
Clear Channel Communications,
  Inc. ...........................       9,500   $    318,155
Comcast Corp. (a).................      36,802      1,224,771
Dow Jones & Co, Inc. .............       1,400         60,284
Gannett Co, Inc. .................       4,200        343,140
Interpublic Group of Companies,
  Inc. (a)........................       7,000         93,800
Knight-Ridder, Inc. ..............       1,300         87,022
Meredith Corp. ...................         800         43,360
New York Times Co. ...............       2,400         97,920
News Corp. (a)....................      43,400        809,844
Omnicom Group.....................       3,100        261,392
The McGraw-Hill Companies,
  Inc. ...........................       3,200        292,928
The Walt Disney Co. ..............      33,900        942,420
Time Warner, Inc. (a).............      76,000      1,477,440
Tribune Co. ......................       5,300        223,342
Univision Communications, Inc.
  (a).............................       5,400        158,058
Viacom, Inc. - Class B............      28,300      1,029,837
                                                 ------------
                                                    7,463,713
                                                 ------------
METALS & MINING - 0.7%
Alcoa, Inc. ......................      14,400        452,448
Allegheny Technologies, Inc. .....       1,600         34,672
Freeport-McMoRan Copper & Gold,
  Inc. ...........................       3,000        114,690
Newmont Mining Corp. .............       7,400        328,634
Nucor Corp. ......................       2,600        136,084
Phelps Dodge Corp. ...............       1,600        158,272
United States Steel Corp. ........       1,900         97,375
                                                 ------------
                                                    1,322,175
                                                 ------------
MULTILINE RETAIL - 1.1%
Big Lots, Inc. (a)................       1,900         23,047
Dillard's Inc. ...................       1,400         37,618
Dollar General Corp. .............       5,400        112,158
Family Dollar Stores, Inc. .......       2,800         87,444
Federated Department Stores,
  Inc. ...........................       2,800        161,812
JC Penney Co. Inc. ...............       4,700        194,580
Kohl's Corp. (a)..................       5,700        280,269
Nordstrom, Inc. ..................       2,300        107,479
Sears, Roebuck and Co. ...........       3,400        173,502
Target Corp. .....................      14,900        773,757
The May Department Stores Co. ....       4,800        141,120
                                                 ------------
                                                    2,092,786
                                                 ------------
MULTI-UTILITIES - 0.8%
Calpine Corp. (a).................       8,900         35,066
CMS Energy Corp. (a)..............       3,200         33,440
Constellation Energy Group,
  Inc. ...........................       2,900        126,759
Dominion Resources Inc. ..........       5,500        372,570
Duke Energy Corp. ................      15,900        402,747
Dynegy, Inc. - Class A (a)........       6,300         29,106
Public Service Enterprise Group,
  Inc. ...........................       3,900        201,903
Sempra Energy.....................       3,900        143,052
The AES Corp. (a).................      10,800        147,636
                                                 ------------
                                                    1,492,279
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
OFFICE ELECTRONICS - 0.1%
Xerox Corp. (a)...................      15,800   $    268,758
                                                 ------------
OIL & GAS - 5.9%
Amerada Hess Corp. ...............       1,500        123,570
Anadarko Petroleum Corp. .........       4,100        265,721
Apache Corp. .....................       5,422        274,191
Ashland, Inc. ....................       1,200         70,056
Burlington Resources, Inc. .......       6,500        282,750
ChevronTexaco Corp. ..............      35,200      1,848,352
ConocoPhillips....................      11,422        991,772
Devon Energy Corp. ...............       8,100        315,252
El Paso Corp. ....................      10,700        111,280
EOG Resources, Inc. ..............       2,000        142,720
Exxon Mobil Corp. ................     107,100      5,489,946
Kerr-McGee Corp. .................       2,500        144,475
Kinder Morgan, Inc. ..............       2,100        153,573
Marathon Oil Corp. ...............       5,800        218,138
Occidental Petroleum Corp. .......       6,600        385,176
Sunoco, Inc. .....................       1,200         98,052
Unocal Corp. .....................       4,400        190,256
Valero Energy Corp. ..............       4,300        195,220
Williams Cos., Inc. ..............       9,200        149,868
XTO Energy, Inc. .................       4,300        152,134
                                                 ------------
                                                   11,602,502
                                                 ------------
PAPER & FOREST PRODUCTS - 0.5%
Georgia-Pacific Corp. ............       4,300        161,164
International Paper Co. ..........       8,100        340,200
Louisiana-Pacific Corp. ..........       1,800         48,132
MeadWestvaco Corp. ...............       3,400        115,226
Weyerhaeuser Co. .................       4,000        268,880
                                                 ------------
                                                      933,602
                                                 ------------
PERSONAL PRODUCTS - 0.6%
Alberto-Culver Co. ...............       1,500         72,855
Avon Products, Inc. ..............       7,800        301,860
The Gillette Co. .................      16,500        738,870
                                                 ------------
                                                    1,113,585
                                                 ------------
PHARMACEUTICALS - 6.6%
Abbott Laboratories...............      25,800      1,203,570
Allergan, Inc. ...................       2,200        178,354
Bristol-Myers Squibb Co. .........      32,300        827,526
Eli Lilly & Co. ..................      18,800      1,066,900
Forest Laboratories, Inc. (a).....       6,100        273,646
Johnson & Johnson.................      49,300      3,126,606
King Pharmaceuticals, Inc. (a)....       4,000         49,600
Merck & Co., Inc. ................      36,800      1,182,752
Mylan Laboratories................       4,500         79,560
Pfizer, Inc. .....................     124,930      3,359,368
Schering-Plough Corp. ............      24,400        509,472
Watson Pharmaceuticals, Inc.
  (a).............................       1,800         59,058
Wyeth.............................      22,100        941,239
                                                 ------------
                                                   12,857,651
                                                 ------------

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
REAL ESTATE - 0.6%
Apartment Investment & Management
  Co. ............................       1,600   $     61,664
Archstone-Smith Trust.............       3,200        122,560
Equity Office Properties Trust....       6,700        195,104
Equity Residential................       4,700        170,046
Plum Creek Timber Co Inc. ........       3,000        115,320
ProLogis..........................       3,100        134,323
Simon Property Group, Inc. .......       3,700        239,279
                                                 ------------
                                                    1,038,296
                                                 ------------
ROAD & RAIL - 0.5%
Burlington Northern Santa Fe
  Corp. ..........................       6,200        293,322
CSX Corp. ........................       3,600        144,288
Norfolk Southern Corp. ...........       6,600        238,854
Union Pacific Corp. ..............       4,300        289,175
                                                 ------------
                                                      965,639
                                                 ------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 2.9%
Advanced Micro Devices, Inc.
  (a).............................       6,400        140,928
Altera Corp. (a)..................       6,200        128,340
Analog Devices, Inc. .............       6,200        228,904
Applied Materials, Inc. (a).......      28,200        482,220
Applied Micro Circuits Corp.
  (a).............................       5,100         21,471
Broadcom Corp. (a)................       5,500        177,540
Freescale Semiconductor, Inc.
  (a).............................       6,517        119,652
Intel Corp. ......................     104,900      2,453,611
KLA-Tencor Corp. (a)..............       3,200        149,056
Linear Technology Corp. ..........       5,100        197,676
LSI Logic Corp. (a)...............       6,400         35,072
Maxim Integrated Products,
  Inc. ...........................       5,400        228,906
Micron Technology, Inc. (a).......      10,200        125,970
National Semiconductor Corp. .....       5,900        105,905
Novellus Systems, Inc. (a)........       2,300         64,147
NVIDIA Corp. (a)..................       2,800         65,968
PMC - Sierra, Inc. (a)............       3,000         33,750
Teradyne, Inc. (a)................       3,200         54,624
Texas Instruments, Inc. ..........      28,700        706,594
Xilinx, Inc. .....................       5,800        171,970
                                                 ------------
                                                    5,692,304
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
SOFTWARE - 4.1%
Adobe Systems, Inc. ..............       4,000   $    250,960
Autodesk, Inc. ...................       3,800        144,210
BMC Software, Inc. (a)............       3,700         68,820
Citrix Systems, Inc. (a)..........       2,800         68,684
Computer Associates International,
  Inc. ...........................       9,700        301,282
Compuware Corp. (a)...............       6,400         41,408
Electronic Arts, Inc. (a).........       5,100        314,568
Intuit, Inc. (a)..................       3,100        136,431
Mercury Interactive Corp. (a).....       1,400         63,770
Microsoft Corp. ..................     180,400      4,818,484
Novell, Inc. (a)..................       6,200         41,850
Oracle Corp. (a)..................      85,100      1,167,572
Parametric Technology Corp. (a)...       4,500         26,505
Siebel Systems, Inc. (a)..........       8,400         88,200
Symantec Corp. (a)................      10,500        270,480
VERITAS Software Corp. (a)........       7,000        199,850
                                                 ------------
                                                    8,003,074
                                                 ------------
SPECIALTY RETAIL - 2.3%
AutoNation, Inc. (a)..............       4,400         84,524
AutoZone, Inc. (a)................       1,300        118,703
Bed Bath & Beyond, Inc. (a).......       5,000        199,150
Best Buy Co, Inc. ................       5,350        317,897
Circuit City Stores, Inc. ........       3,200         50,048
Home Depot, Inc. .................      36,400      1,555,736
Limited Brands, Inc. .............       6,700        154,234
Lowe's Cos., Inc. ................      12,800        737,152
Office Depot, Inc. (a)............       5,200         90,272
OfficeMax Inc. ...................       1,500         47,070
RadioShack Corp. .................       2,600         85,488
Staples, Inc. ....................       8,300        279,793
The Gap Inc. .....................      14,550        307,296
The Sherwin-Williams Co. .........       2,300        102,649
Tiffany & Co. ....................       2,400         76,728
TJX Cos., Inc. ...................       8,000        201,040
Toys "R" Us, Inc. (a).............       3,600         73,692
                                                 ------------
                                                    4,481,472
                                                 ------------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.4%
Coach, Inc. (a)...................       3,100        174,840
Jones Apparel Group, Inc. ........       2,000         73,140
Liz Claiborne, Inc. ..............       1,800         75,978
Nike, Inc. .......................       4,400        399,036
Reebok International Ltd. ........       1,000         44,000
V.F. Corp. .......................       1,800         99,684
                                                 ------------
                                                      866,678
                                                 ------------

                                                     FAIR
COMMON STOCKS - 95.7%                 SHARES        VALUE
-------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.8%
Countrywide Financial Corp. ......       9,598   $    355,222
Fannie Mae........................      16,100      1,146,481
Freddie Mac.......................      11,400        840,180
Golden West Financial Corp. ......       5,100        313,242
MGIC Investment Corp. ............       1,600        110,256
Sovereign Bancorp, Inc. ..........       5,700        128,535
Washington Mutual, Inc. ..........      14,450        610,946
                                                 ------------
                                                    3,504,862
                                                 ------------
TOBACCO - 1.2%
Altria Group, Inc. ...............      34,100      2,083,510
Reynolds American, Inc. ..........       2,400        188,640
UST, Inc. ........................       2,700        129,897
                                                 ------------
                                                    2,402,047
                                                 ------------
TRADING COMPANIES &
  DISTRIBUTORS - 0.1%
W.W. Grainger, Inc. ..............       1,500         99,930
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Nextel Communications, Inc. (a)...      18,400        552,000
                                                 ------------
TOTAL COMMON STOCKS
  (COST $180,921,487).............               $187,307,718
                                                 ------------

                                                     FAIR
EXCHANGE TRADED FUNDS - 1.3%          SHARES        VALUE
-------------------------------------------------------------
S&P Depository Receipts...........      22,050   $  2,665,184
                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
  (COST $2,713,923)...............               $  2,665,184
                                                 ------------

                                       FACE          FAIR
SHORT-TERM NOTES - 2.7%               AMOUNT        VALUE
-------------------------------------------------------------
American Express Co. 2.100%
  01/03/05........................  $2,653,000   $  2,652,690
Prudential Funding Corp. 2.120%
  01/04/05........................   2,736,000      2,735,658
                                                 ------------
TOTAL SHORT-TERM NOTES
  (COST $5,388,348) (C)...........               $  5,388,348
                                                 ------------
TOTAL INVESTMENTS - 99.7%
  (COST $189,023,758) (D).........               $195,361,250
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.3%..............                    529,379
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $195,890,629
                                                 ============

                                                                NUMBER
                                                                  OF       AGGREGATE    AGGREGATE
                                                              CONTRACTS/    NOTIONAL       FAIR       UNREALIZED
FUTURES CONTRACTS                                             MULTIPLIER     VALUE        VALUE      APPRECIATION
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index Futures (Long - March 2005, notional rate
  $1,191.25)(c).............................................    20/250     $5,956,250   $6,068,500     $112,250

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

---------------
Footnotes:

  (a) Represents a non-income producing security.

  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.

  (c) The short-term notes, deposits with brokers for margin requirements on futures, and variation margin on futures are pledged as collateral for the S&P 500 Index Futures contracts on margin. The fair value of these instruments totals $5,975,803.

  (d) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $749,106.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $189,023,758)....................  $195,361,250
  Cash.....................................         1,959
  Deposits with brokers for margin
    requirements on futures................       475,205
  Variation margin on futures..............       112,250
  Receivable for securities sold...........       164,048
  Dividends and accrued interest
    receivable.............................       258,055
  Prepaid expenses and other assets........         2,786
                                             ------------
    Total assets...........................   196,375,553
                                             ------------
Liabilities:
  Payable for fund shares purchased........       373,038
  Payable for investment management
    services...............................        61,900
  Accrued custody expense..................         5,307
  Accrued professional fees................         8,452
  Accrued accounting fees..................        21,049
  Accrued printing and proxy fees..........        15,178
                                             ------------
    Total liabilities......................       484,924
                                             ------------
Net assets.................................  $195,890,629
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 15,590,711
  Paid-in capital in excess of par value...   204,807,284
  Accumulated net realized losses on
    investments............................   (31,657,068)
  Net unrealized appreciation on:
    Investments............................     6,337,492
    Futures contracts......................       112,250
  Undistributed net investment income......       699,960
                                             ------------
Net assets.................................  $195,890,629
                                             ============
Shares outstanding.........................    15,590,711

Net asset value per share..................  $      12.56
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest..................................  $    82,080
  Dividends.................................    3,648,532
  Other income..............................       42,138
                                              -----------
    Total investment income.................    3,772,750
                                              -----------
Expenses:
  Management fees...........................      705,881
  Custodian fees............................       29,080
  Directors' fees...........................        9,626
  Professional fees.........................       20,389
  Accounting fees...........................      128,423
  Printing and proxy fees...................       32,743
  Other.....................................        4,944
                                              -----------
    Total expenses..........................      931,086
                                              -----------
    Net investment income...................    2,841,664
                                              -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized/unrealized gains (losses) on:
    Investments.............................      226,445
    Futures contracts.......................      962,559
  Change in unrealized
    appreciation/depreciation on:
    Investments.............................   14,661,665
    Futures contracts.......................     (298,125)
                                              -----------
      Net realized/unrealized gains (losses)
         on
         investments........................   15,552,544
                                              -----------
      Change in net assets from
         operations.........................  $18,394,208
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2004             2003
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income.....................................  $  2,841,664     $  1,832,813
  Net realized gains (losses) on investments................     1,189,004        1,426,370
  Change in unrealized appreciation/depreciation on
    investments and futures contracts.......................    14,363,540       35,064,656
                                                              ------------     ------------
    Change in net assets from operations....................    18,394,208       38,323,839
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............    (2,102,145)      (1,852,277)
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    17,713,742       33,919,265
  Received from dividends reinvested........................     2,102,145        1,852,277
  Paid for shares redeemed..................................   (22,753,349)     (26,972,804)
                                                              ------------     ------------
    Change in net assets from capital transactions..........    (2,937,462)       8,798,738
                                                              ------------     ------------
      Change in net assets..................................    13,354,601       45,270,300
Net Assets:
  Beginning of year.........................................   182,536,028      137,265,728
                                                              ------------     ------------
  End of year...............................................  $195,890,629     $182,536,028
                                                              ============     ============
  Undistributed net investment income.......................  $    699,960     $         --
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2004        2003       2002        2001        2000
                                                              ------      ------     -------     -------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $11.51      $ 9.11     $ 11.91     $ 14.04     $16.17
Investment activities:
  Net investment income.....................................    0.18        0.12        0.11        0.26       0.49
  Net realized & unrealized gains (losses) on investments
    and futures contracts...................................    1.00        2.40       (2.80)      (2.13)     (2.00)
                                                              ------      ------     -------     -------     ------
      Total from investment activities......................    1.18        2.52       (2.69)      (1.87)     (1.51)
                                                              ------      ------     -------     -------     ------
Distributions:
  Distributions from net investment income..................   (0.13)      (0.12)      (0.11)      (0.26)     (0.49)
  Distributions of net realized capital gains...............      --          --          --          --      (0.03)
  Return of capital distributions...........................      --          --          --          --      (0.10)
                                                              ------      ------     -------     -------     ------
      Total distributions...................................   (0.13)      (0.12)      (0.11)      (0.26)     (0.62)
                                                              ------      ------     -------     -------     ------
Net asset value, end of year................................  $12.56      $11.51     $  9.11     $ 11.91     $14.04
                                                              ======      ======     =======     =======     ======
Total return................................................   10.30%      27.84%     (22.63)%    (13.34)%    (9.65)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $195.9      $182.5     $ 137.3     $ 187.0     $209.2
  Ratios to average net assets:
    Expenses................................................    0.50%       0.53%       0.55%       0.52%      0.50%
    Net investment income...................................    1.52%       1.21%       1.10%       2.07%      3.14%
  Portfolio turnover rate...................................       8%         21%         15%         10%        30%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing primarily in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    9.61%
Five-year                                   1.59%
Since inception (5/1/98)                    2.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Blue Chip Portfolio returned 9.61% versus 15.69% for the current benchmark, S&P Barra Value Index.

The Portfolio was positioned to benefit from continued economic growth with overweights in Materials, Industrials, and Information Technology. The Portfolio was also underweighted in interest sensitive groups such as Utilities (which, much to our surprise turned out to be very strong performers as long term interest rates did not change very much during the year) and Financials as the outlook for continued economic growth was expected to lead to higher interest rates.(1)

The best performances in the Portfolio for the year, in terms of contribution to fund performance were media giant News Corp. Inc., credit card issuer Capital One Financial Corp., oil service company Halliburton Co., Exxon Mobil Corp., and industrial conglomerate Tyco International Ltd. Disappointing performances were registered by drug company Pfizer, Inc., retailer The Gap, Inc., Koninklijke Philips Electronics NV and the government sponsored mortgage enterprise, Fannie Mae. The Portfolio was also hurt by not owning AT&T Wireless, which was up nearly 90% in 2004 and which was acquired by Cingular Wireless late in the year. The Portfolio also failed to benefit fully from the dramatic increase in the price of oil. The Portfolio, while invested in many of the major beneficiaries of higher oil prices, was, in total, underweighted in the sector relative to the benchmark.(1)
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)             S&P BARRA VALUE INDEX
                                                               ------------------------------         ---------------------
05/01/98                                                                  10000.00                           10000.00
                                                                          10024.00                            9811.00
12/98                                                                     10254.60                           10031.70
                                                                          11456.40                           11427.20
12/99                                                                     10860.70                           11303.80
                                                                          10236.20                           10843.70
12/00                                                                     10977.30                           11991.00
                                                                          11005.80                           11703.20
12/01                                                                     10512.70                           10590.20
                                                                           9608.65                            9589.42
12/02                                                                      8470.02                            8383.07
                                                                           9294.16                            9413.35
12/03                                                                     10721.70                           11047.50
                                                                          11029.50                           11508.20
12/04                                                                     11751.90                           12781.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poors Barra Value Index is a capitalization-weighted index of all the stocks in the Standard and Poors 500 that have low book-to-price ratios. The index was developed with a base value of 35 on December 31, 1974. The index is rebalanced semi-annually on January 1 and July 1. It is designed so that approximately 50% of the SPX market capitalization is in the Value Index.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                      % of Net Assets
Common Stocks (3)                                95.6
Repurchase Agreements
  Less Net Liabilities                            4.4
                                      ---------------
                                                100.0
                                      ===============

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                      % of Net Assets
Financials                                       35.0
Consumer Discretionary                           10.9
Energy                                           10.7
Information Technology                            8.9
Industrials                                       8.3
Utilities                                         4.9
Health Care                                       4.7
Consumer Staples                                  4.5
Telecommunication Services                        4.0
Materials                                         3.7
                                      ---------------
                                                 95.6
                                      ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                     % of Net Assets
 1.  Bank of America Corp.                       4.0
 2.  JPMorgan Chase & Co.                        3.5
 3.  Altria Group, Inc.                          3.2
 4.  Tyco International Ltd.                     3.1
 5.  ChevronTexaco Corp.                         2.6
 6.  The Allstate Corp.                          2.5
 7.  Wachovia Corp.                              2.2
 8.  Exxon Mobil Corp.                           2.2
 9.  Morgan Stanley                              2.0
10.  Wells Fargo & Co.                           2.0

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 95.6%                  SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 1.0%
Northrop Grumman Corp. ............       5,956   $   323,768
                                                  -----------
AUTO COMPONENTS - 1.5%
Johnson Controls, Inc. ............       5,200       329,888
The Goodyear Tire & Rubber Co.
  (a)..............................      10,800       158,328
                                                  -----------
                                                      488,216
                                                  -----------
BUILDING PRODUCTS - 1.0%
Masco Corp. .......................       8,700       317,811
                                                  -----------
CAPITAL MARKETS - 3.0%
Morgan Stanley.....................      11,700       649,584
The Goldman Sachs Group, Inc. .....       2,900       301,716
                                                  -----------
                                                      951,300
                                                  -----------
CHEMICALS - 2.2%
Air Products & Chemicals, Inc. ....       6,800       394,196
PPG Industries, Inc. ..............       4,700       320,352
                                                  -----------
                                                      714,548
                                                  -----------
COMMERCIAL BANKS - 9.9%
Bank of America Corp. .............      27,100     1,273,429
Fifth Third Bancorp................       3,400       160,752
US Bancorp.........................      12,900       404,028
Wachovia Corp. ....................      13,200       694,320
Wells Fargo & Co. .................      10,400       646,360
                                                  -----------
                                                    3,178,889
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 1.2%
Cendant Corp. .....................      10,067       235,367
H&R Block, Inc. ...................       3,200       156,800
                                                  -----------
                                                      392,167
                                                  -----------
COMMUNICATIONS EQUIPMENT - 1.0%
Motorola, Inc. ....................      18,700       321,640
                                                  -----------
COMPUTERS & PERIPHERALS - 2.4%
International Business Machines
  Corp. ...........................       3,400       335,172
Storage Technology Corp. (a).......      14,100       445,701
                                                  -----------
                                                      780,873
                                                  -----------
CONSUMER FINANCE - 2.4%
Capital One Financial Corp. .......       3,200       269,472
MBNA Corp. ........................      18,000       507,420
                                                  -----------
                                                      776,892
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 5.1%
Citigroup, Inc. ...................      11,133       536,388
JPMorgan Chase & Co. ..............      28,600     1,115,686
                                                  -----------
                                                    1,652,074
                                                  -----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 4.0%
BellSouth Corp. ...................       5,400       150,066
SBC Communications, Inc. ..........      11,100       286,047
Sprint Corp. ......................      12,900       320,565
Verizon Communications, Inc. ......      13,230       535,947
                                                  -----------
                                                    1,292,625
                                                  -----------

                                                     FAIR
COMMON STOCKS - 95.6%                  SHARES        VALUE
-------------------------------------------------------------
ELECTRIC UTILITIES - 3.2%
American Electric Power Co,
  Inc. ............................      11,200   $   384,608
Edison International...............      13,700       438,811
FirstEnergy Corp. .................       5,300       209,403
                                                  -----------
                                                    1,032,822
                                                  -----------
ENERGY EQUIPMENT & SERVICES - 0.4%
Halliburton Co. ...................       3,300       129,492
                                                  -----------
FOOD & STAPLES RETAILING - 1.3%
Rite Aid Corp. (a).................      23,100        84,546
Safeway, Inc. (a)..................       8,200       161,868
SUPERVALU, Inc. ...................       5,400       186,408
                                                  -----------
                                                      432,822
                                                  -----------
GAS UTILITIES - 1.7%
NiSource, Inc. ....................      23,700       539,886
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 0.9%
Baxter International, Inc. ........       8,000       276,320
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 2.0%
AmerisourceBergen Corp. ...........       2,800       164,304
McKesson Corp. ....................      15,400       484,484
                                                  -----------
                                                      648,788
                                                  -----------
HOUSEHOLD DURABLES - 1.0%
Koninklijke Philips Electronics NV
  ADR (b)..........................      12,700       336,550
                                                  -----------
INDUSTRIAL CONGLOMERATES - 4.1%
Textron, Inc. .....................       4,400       324,720
Tyco International Ltd. (b)........      27,700       989,998
                                                  -----------
                                                    1,314,718
                                                  -----------
INSURANCE - 10.7%
ACE Ltd. (b).......................      10,900       465,975
American International Group,
  Inc. ............................       8,300       545,061
Hartford Financial Services Group,
  Inc. ............................       6,300       436,653
MetLife, Inc. .....................       8,800       356,488
Nationwide Financial Services......       8,200       313,486
PartnerRe Ltd. (b).................       1,400        86,716
RenaissanceRe Holdings Ltd. (b)....       7,400       385,392
The Allstate Corp. ................      15,800       817,176
                                                  -----------
                                                    3,406,947
                                                  -----------
IT SERVICES - 1.0%
SunGard Data Systems, Inc. (a).....      11,500       325,795
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Mattel, Inc. ......................       8,300       161,767
                                                  -----------
MACHINERY - 1.0%
Eaton Corp. .......................       4,600       332,856
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 95.6%                  SHARES        VALUE
-------------------------------------------------------------
MEDIA - 5.5%
Comcast Corp. (a)..................       8,800   $   288,992
Interpublic Group of Companies,
  Inc. (a).........................      30,600       410,040
News Corp. (a).....................      17,200       320,952
The Walt Disney Co. ...............       4,600       127,880
Time Warner, Inc. (a)..............      16,300       316,872
Viacom, Inc. - Class B.............       8,535       310,589
                                                  -----------
                                                    1,775,325
                                                  -----------
METALS & MINING - 1.1%
Alcoa, Inc. .......................      11,100       348,762
                                                  -----------
OIL & GAS - 10.3%
Apache Corp. ......................      12,100       611,897
BP PLC ADR (b).....................       9,700       566,480
ChevronTexaco Corp. ...............      15,800       829,658
ConocoPhillips.....................       2,900       251,807
Exxon Mobil Corp. .................      13,512       692,625
Marathon Oil Corp. ................       9,300       349,773
                                                  -----------
                                                    3,302,240
                                                  -----------
PAPER & FOREST PRODUCTS - 0.4%
International Paper Co. ...........       3,100       130,200
                                                  -----------
PHARMACEUTICALS - 1.8%
Merck & Co., Inc. .................       5,700       183,198
Pfizer, Inc. ......................      15,033       404,237
                                                  -----------
                                                      587,435
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.9%
Analog Devices, Inc. ..............       6,900       254,748
Applied Materials, Inc. (a)........      15,900       271,890
Intersil Corp. ....................       4,500        75,330
                                                  -----------
                                                      601,968
                                                  -----------
SOFTWARE - 2.6%
BMC Software, Inc. (a).............      19,500       362,700
Cadence Design Systems, Inc. (a)...       8,400       116,004
Microsoft Corp. ...................      12,800       341,888
                                                  -----------
                                                      820,592
                                                  -----------

                                                     FAIR
COMMON STOCKS - 95.6%                  SHARES        VALUE
-------------------------------------------------------------
SPECIALTY RETAIL - 2.4%
Home Depot, Inc. ..................       8,700   $   371,838
The Gap Inc. ......................      19,000       401,280
                                                  -----------
                                                      773,118
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 3.9%
Fannie Mae.........................       7,700       548,317
Freddie Mac........................       7,600       560,120
New York Community Bancorp,
  Inc. ............................       7,100       146,047
                                                  -----------
                                                    1,254,484
                                                  -----------
TOBACCO - 3.2%
Altria Group, Inc. ................      16,800     1,026,480
                                                  -----------
TOTAL COMMON STOCKS (COST
  $26,375,769).....................               $30,750,170
                                                  -----------
                                        FACE         FAIR
REPURCHASE AGREEMENTS - 4.6%           AMOUNT        VALUE
-------------------------------------------------------------

COMMERCIAL BANKS - 4.6%
US Bank 1.600% 01/03/05............  $1,488,000   $ 1,488,000
                                                  -----------
 Repurchase price $1,488,196
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 4/15/33
  Fair Value: $1,456,607
  Fannie Mae Mortgage Back Pool
  #2004-39 MF 3.830% 05/25/34
  Fair Value: $61,104
TOTAL REPURCHASE AGREEMENTS (COST
  $1,488,000)......................               $ 1,488,000
                                                  -----------
TOTAL INVESTMENTS - 100.2%
(COST $27,863,769) (C).............               $32,238,170
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.2)%..................                   (74,145)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $32,164,025
                                                  ===========

---------------
Abbreviations:
  ADR: American Depository Receipts

Footnotes:
 (a)  Represents a non-income producing security.
 (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
 (c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $122,179.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $27,863,769)......................  $32,238,170
  Cash......................................          626
  Receivable for securities sold............      308,142
  Receivable for fund shares sold...........       10,018
  Dividends and accrued interest
    receivable..............................       52,516
  Prepaid expenses and other assets.........          360
                                              -----------
    Total assets............................   32,609,832
                                              -----------
Liabilities:
  Payable for securities purchased..........      393,126
  Payable for fund shares redeemed..........       17,416
  Payable for investment management
    services................................       20,159
  Accrued custody expense...................          883
  Accrued professional fees.................        7,024
  Accrued accounting fees...................        3,714
  Accrued printing and proxy fees...........        2,338
  Other accrued expenses....................        1,147
                                              -----------
    Total liabilities.......................      445,807
                                              -----------
Net assets..................................  $32,164,025
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,937,525
  Paid-in capital in excess of par value....   28,406,614
  Accumulated net realized losses on
    investments.............................   (3,665,709)
  Net unrealized appreciation on
    investments.............................    4,374,401
  Undistributed net investment income.......      111,194
                                              -----------
Net assets..................................  $32,164,025
                                              ===========
Shares outstanding..........................    2,937,525

Net asset value per share...................  $     10.95
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $    9,389
  Dividends (net of withholding tax of
    $2,011)..................................     660,335
  Other......................................       5,728
                                               ----------
    Total investment income..................     675,452
                                               ----------
Expenses:
  Management fees............................     265,849
  Custodian fees.............................       3,000
  Directors' fees............................       1,283
  Professional fees..........................       4,526
  Accounting fees............................      14,060
  Printing and proxy fees....................       2,840
  Other......................................         835
                                               ----------
    Total expenses...........................     292,393
      Less expenses voluntarily reduced or
         reimbursed by advisor...............     (44,308)
                                               ----------
    Net expenses.............................     248,085
                                               ----------
    Net investment income....................     427,367
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................   1,581,947
  Change in unrealized
    appreciation/depreciation
    on investments...........................     771,180
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................   2,353,127
                                               ----------
    Change in net assets from operations.....  $2,780,494
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2004            2003
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income.....................................  $   427,367     $   268,716
  Net realized gains (losses) on investments................    1,581,947        (570,278)
  Change in unrealized appreciation/depreciation on
    investments.............................................      771,180       5,834,466
                                                              -----------     -----------
    Change in net assets from operations....................    2,780,494       5,532,904
                                                              -----------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............     (411,920)       (281,587)
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    4,333,619       5,973,951
  Received from merger......................................           --       8,296,275
  Received from dividends reinvested........................      411,920         281,587
  Paid for shares redeemed..................................   (3,048,645)     (2,638,327)
                                                              -----------     -----------
    Change in net assets from capital transactions..........    1,696,894      11,913,486
                                                              -----------     -----------
      Change in net assets..................................    4,065,468      17,164,803
Net Assets:
  Beginning of year.........................................   28,098,557      10,933,754
                                                              -----------     -----------
  End of year...............................................  $32,164,025     $28,098,557
                                                              ===========     ===========
  Undistributed net investment income.......................  $   111,194     $    81,300
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2004        2003       2002        2001       2000
                                                              ------      ------     -------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $10.12      $ 8.10     $ 10.15     $10.66     $10.66
Investment activities:
  Net investment income.....................................    0.15        0.12        0.08       0.06       0.06
  Net realized & unrealized gains (losses) on investments...    0.82        2.02       (2.05)     (0.51)      0.04
                                                              ------      ------     -------     ------     ------
    Total from investment activities........................    0.97        2.14       (1.97)     (0.45)      0.10
                                                              ------      ------     -------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.14)      (0.12)      (0.08)     (0.06)     (0.06)
  Distributions of net realized capital gains...............      --          --          --         --      (0.04)
                                                              ------      ------     -------     ------     ------
    Total distributions.....................................   (0.14)      (0.12)      (0.08)     (0.06)     (0.10)
                                                              ------      ------     -------     ------     ------
Net asset value, end of year................................  $10.95      $10.12     $  8.10     $10.15     $10.66
                                                              ======      ======     =======     ======     ======
Total return................................................    9.61%      26.58%     (19.43)%    (4.23)%     1.08%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 32.2      $ 28.1     $  10.9     $ 10.2     $  7.9
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................    0.84%       0.97%       1.17%      1.20%      1.25%
      Net investment income.................................    1.45%       1.36%       0.95%      0.63%      0.60%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................    0.99%       1.10%       1.17%      1.20%      1.25%
Portfolio turnover rate.....................................      52%         70%         22%        27%        35%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moodys, or BBB or lower by S&P or Fitch.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    10.67%
Five-year                                    6.47%
Since inception (5/1/98)                     5.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the fiscal year ended December 31, 2004, the Ohio National High Income Bond Portfolio returned 10.67% versus 11.12% for the current benchmark, the Lehman Brothers High Yield Bond Index.

The combination of sustained economic growth and stable interest rates provided a particularly good environment for the high yield bond market during 2004. During the year, the increase in corporate profitability allowed companies the opportunity to either reduce overall debt or to refinance at attractive rates. The combination of improved profitability and balance sheet repair led the way for credit quality improvement and the lowest default rate since the late 1990's. The significant decline in corporate defaults led to a contraction of the risk premium or 'credit spread' investors require for investing in the high yield market and consequently led to the price appreciation experienced in the high yield market. For example, the spread over Treasurys for the Credit Suisse High Yield Index contracted from 4.86% on December 31, 2003 to 3.46% on December 31, 2004. The lower credit quality sector of the high yield market was the area with the strongest performance during 2004. For example, bonds rated CCC, the lowest credit quality, returned 13.80 %, compared to higher rated B bonds, which returned 10.36%, and BB rated bonds, which returned 9.61%. From an industry perspective, the Financial Institution, Metals & Mining, and Natural Gas Utility sectors all had good relative performance, while the Airline, Environmental, and Retail sectors lagged the overall market. From a technical standpoint, demand for high yield bonds remained strong throughout 2004. Although high yield mutual funds experienced net cash outflows during 2004, increased allocations to the high yield market from hedge funds, pension funds and insurance companies created more than ample demand for what was one of the busiest years for new high yield bond issuance in recent years.(1)

The Portfolio's less aggressive positioning in the lower quality tier of the high yield market and shorter duration negatively impacted its relative performance versus the Lehman Brothers High Yield Bond Index. From an industry sector perspective, the Portfolio benefited from its overweight position in the Building Products and Textile sectors and remained underweight to the Airline sector. On the negative side, the Portfolio's underweight in the Metals and Mining and Electric Utility sectors and overweight in the Gaming sector detracted somewhat from relative performance. Specific holdings which underperformed during the period included Tekni-Plex Inc., PCA International Inc., American Cellular, Eagle Picher Industries Inc. and ICON Health & Fitness Inc. Conversely, portfolio holdings which had a positive impact on overall portfolio performance included El Paso Energy Corp., Levi Strauss & Co., AT&T Corp., BCP Caylux Holdings and Neenah Corp.(1)
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                HIGH INCOME BOND PORTFOLIO       LEHMAN BROTHERS HIGH YIELD BOND
                                                            (COMMENCED OPERATIONS MAY 1, 1998)                INDEX
                                                            ----------------------------------   -------------------------------
05/01/98                                                                 10000.00                            10000.00
                                                                         10090.00                            10343.00
12/98                                                                     9958.83                            10838.40
                                                                         10171.90                            10775.60
12/99                                                                    10157.70                            10880.10
                                                                          9963.70                            11229.30
12/00                                                                     9435.62                            11979.50
                                                                          9655.47                            12389.20
12/01                                                                     9838.92                            12971.40
                                                                          9857.62                            13599.30
12/02                                                                    10230.20                            13154.60
                                                                         11615.40                            15586.90
12/03                                                                    12560.90                            16966.30
                                                                         12848.50                            17195.30
12/04                                                                    13900.80                            18853.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. The index is unmanaged, and investments cannot be made in an index.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Corporate Bonds (3)                             94.8
Preferred Stocks (3)                             0.4
Common Stocks (3)                                0.1
Warrants (3)                                     0.1
Repurchase Agreements and
  Other Net Assets                               4.6
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                      % of Net Assets
 1.  Targeted Return Index
     Securities
     (High Yield TRAINS) 8.210%
     08/01/15                                     3.1
 2.  AT&T Corp. 9.750% 11/15/31                   1.9
 3.  Dow Jones CDX HY T2 6.375%
     12/29/09                                     1.0
 4.  Qwest Corp. 9.125% 03/15/12                  1.0
 5.  Qwest Services Corp. 13.500%
     12/15/10                                     0.9
 6.  Allied Waste N.A. Ser. B
     7.625% 01/01/06                              0.7
 7.  Nextel Communications 7.375%
     08/01/15                                     0.7
 8.  El Paso Energy Corp. 7.800%
     08/01/31                                     0.7
 9.  Williams Cos., Inc. 7.875%
     09/01/21                                     0.7
10.  Vertis, Inc. 10.875% 06/15/09                0.6

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (Combined):

                                    % of Net Assets
      Consumer Discretionary                   33.5
      Industrials                              20.2
      Materials                                 9.8
      Telecommunication Services                8.1
      Utilities                                 7.1
      Consumer Staples                          6.6
      Health Care                               5.1
      Information Technology                    3.0
      Energy                                    1.1
      Financials                                0.9
                                    ---------------
                                               95.4
                                    ===============

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 1.9%
Alliant Techsystems Inc. 8.500%
  05/15/11.........................  $   75,000   $    82,500
Argo Tech Corp. 9.250% 06/01/11....      75,000        82,688
Hexcel Corp. 9.750% 01/15/09.......      75,000        78,375
Hexcel Corp. 9.875% 10/01/08.......      50,000        55,750
K&F Acquisition Inc. 7.750%
  11/15/14 (b).....................      50,000        51,875
L-3 Communications Corp. 6.125%
  01/15/14.........................     225,000       232,875
Standard Aero Holdings Inc. 8.250%
  09/01/14 (b).....................     100,000       108,500
TransDigm Inc. 8.375% 07/15/11.....     100,000       107,750
                                                  -----------
                                                      800,313
                                                  -----------
AUTOMOTIVE - 3.5%
Accuride Corp. Ser. B 9.250%
  02/01/08.........................     100,000       102,000
Advanced Accessory Systems LLC
  10.750% 06/15/11.................     100,000        95,500
Affinia Group Inc. 9.000%
  11/30/14 (b).....................      50,000        52,375
Cooper Standard Auto 8.375%
  12/15/14 (b).....................     125,000       125,313
General Motors Corp. 7.125%
  07/15/13.........................     100,000       102,496
General Motors Corp. 8.375%
  07/15/33.........................     100,000       103,895
Lear Corp. Ser. B 7.960%
  05/15/05.........................      50,000        50,803
Standyne Corp. 10.000%
  08/15/14 (b).....................     125,000       135,625
Stanadyne Corp. 02/15/15 0% to
  08/15/09 then 12.000% (b)........      75,000        44,719
Stoneridge Inc. 11.500% 05/01/12...     100,000       116,750
TRW Automotive Inc. 11.000%
  02/15/13.........................     173,000       209,330
Tenneco Automotive, Inc. 8.625%
  11/15/14 (b).....................     100,000       104,500
Transportation Tech. Inds. Inc.
  12.500% 03/31/10 (b).............     100,000       103,250
United Components, Inc. 9.375%
  06/15/13.........................     125,000       136,250
                                                  -----------
                                                    1,482,806
                                                  -----------
BUILDING MATERIALS - 2.8%
Associated Materials, Inc. 03/01/14
  0% to 03/01/09 then 11.250%
  (b)..............................     125,000        90,625
Associated Materials, Inc. 9.750%
  04/15/12.........................      50,000        56,125
Collins & Aikman Floorcoverings,
  Inc. 9.750% 02/15/10.............     100,000       108,000
ERICO International PLC 8.875%
  03/01/12.........................     125,000       131,875
Euramax Int'l. PLC 8.500%
  08/15/11.........................     125,000       134,063
Goodman Global 7.875%
  12/15/12 (b).....................     100,000        99,500
Goodman Global Holdings 5.760%
  06/15/12 (b) (d).................      50,000        51,000
Norcraft Companies LLC 9.000%
  11/01/11.........................      75,000        81,375
Norcraft Holdings /Capital 09/01/12
  0% to 09/01/08 then 9.750%.......     225,000       169,875
Nortek Holdings Inc. 8.500%
  09/01/14 (b).....................      50,000        52,500
Ply Gem Inds. Inc. 9.000%
  02/15/12.........................      75,000        76,500
US Concrete Inc. 8.375% 04/01/14...     100,000       108,250
                                                  -----------
                                                    1,159,688
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
CHEMICALS - 5.2%
Aventine Renewable Energy 8.501%
  12/15/11 (b) (d).................  $   50,000   $    50,750
BCP Caylux Hldgs. Lux SCA 9.625%
  06/15/14 (b) (c).................     150,000       169,875
Borden US Finance Corp. 9.000%
  07/15/14 (b).....................     125,000       139,375
Compass Minerals Group 10.000%
  08/15/11.........................      50,000        56,500
Compass Minerals Int'l. 12/15/12 0%
  to 12/15/07 then 12.750%.........      50,000        43,000
Salt Hldgs. / Compass Minerals
  06/01/13 0% to 6/01/08 then
  12.000%..........................     100,000        81,500
Crystal US Holdings 10/01/14 0% to
  10/01/09 then 10.500% (b)........     250,000       172,500
Equistar Chemical Funding 10.125%
  09/01/08.........................     100,000       115,750
FMC Corp. 10.250% 11/01/09.........      50,000        57,625
Huntsman Advanced Materials 11.000%
  07/15/10 (b).....................      50,000        59,750
Huntsman ICI Chemicals 10.125%
  07/01/09.........................     107,000       113,153
IMC Global Inc.10.875% 06/01/08....      17,733        21,368
Invista 9.250% 05/01/12 (b) (c)....     100,000       112,000
Koppers Inc. 9.875% 10/15/13.......      75,000        85,875
Lyondell Chemical Co. Ser. A 9.625%
  05/01/07.........................      50,000        55,250
Lyondell Chemical Co. 9.875%
  05/01/07.........................      70,000        73,675
Lyondell Chemical Co. 10.875%
  05/01/09.........................      75,000        79,688
Lyondell Chemical Co. 9.500%
  12/15/08.........................     100,000       109,000
Lyondell Chemical Co. 10.500%
  06/01/13.........................      75,000        89,625
Millennium America Inc. 9.250%
  06/15/08.........................      17,719        20,245
Nalco Company 7.750% 11/15/11......      50,000        54,250
Nalco Company 8.875% 11/15/13......      50,000        55,125
Nalco Finance Holdings Inc.
  02/01/14 0% to 02/01/09 then
  9.000%...........................      66,000        49,170
Polypore Inc. 8.750% 05/15/12......     125,000       131,250
Rockwood Specialties Group 7.500%
  11/15/14 (b).....................      50,000        52,125
Union Carbide Corp. 8.750%
  08/01/22.........................      50,000        52,938
Union Carbide Chemical & Plastic
  7.875% 04/01/23..................      50,000        52,750
Union Carbide Corp. 7.500%
  06/01/25.........................      50,000        51,250
                                                  -----------
                                                    2,205,362
                                                  -----------
CONSTRUCTION MACHINERY - 1.4%
AGCO Corp. 9.500% 05/01/08.........      75,000        80,250
Case New Holland Inc. 9.250%
  08/01/11 (b).....................     175,000       195,563
Columbus McKinnon Corp. 8.500%
  04/01/08.........................     100,000       101,000
Columbus McKinnon Corp. 10.000%
  08/01/10.........................      50,000        56,500
NationsRent Cos. 9.500% 10/15/10...     100,000       112,500
United Rentals Inc. 6.500%
  02/15/12.........................      50,000        49,000
                                                  -----------
                                                      594,813
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER PRODUCTS - 4.4%
AAC Group Holding Corp. 10/01/12 0%
  to 10/01/08 then 10.250% (b).....  $  100,000   $    67,750
Alltrisa Corp. 9.750% 05/01/12.....     150,000       167,250
American Achievement Corp. 8.250%
  04/01/12.........................      50,000        52,125
Ames True Temper Inc. 10.000%
  07/15/12.........................     100,000       103,000
Chattem Inc. 7.000% 03/01/14.......      75,000        77,625
Church & Dwight Co. Inc. 6.000%
  12/15/12 (b).....................      75,000        76,687
Icon Health & Fitness Inc. 11.250%
  04/01/12.........................     100,000        84,500
Jostens Holding Corp. 12/01/13 0%
  to 12/01/08 then 10.250%.........     250,000       178,750
Jostens IH Corp. 7.625%
  10/01/12 (b).....................     125,000       130,625
K2 Corp. 7.375% 07/01/14 (b).......      50,000        55,000
Leiner Health Products 11.000%
  06/01/12.........................     100,000       109,750
Playtex Products Inc. 9.375%
  06/01/11.........................     125,000       134,062
Sealy Mattress Co. 8.250%
  06/15/14.........................     100,000       106,500
Simmons Co. 7.875% 01/15/14........      75,000        78,000
Simmons Co. 12/15/14 0% to 12/15/09
  then 10.000% (b).................     125,000        76,875
Tempur-Pedic Inc. 10.250%
  08/15/10.........................      83,000        95,865
True Temper Sports Inc. 8.375%
  09/15/11.........................      75,000        70,125
United Inds. Corp. Ser. D 9.875%
  04/01/09.........................     100,000       105,125
WH Holdings / WH Capital 9.500%
  04/01/11 (c).....................      75,000        82,875
                                                  -----------
                                                    1,852,489
                                                  -----------
DIVERSIFIED - 4.9%
Dow Jones CDX HY T2 6.375%
  12/29/09 (b).....................     450,000       461,250
Targeted Return Index Securities
  (High Yield TRAINS) 8.210%
  08/01/15 (b) (d).................   1,454,082     1,593,273
                                                  -----------
                                                    2,054,523
                                                  -----------
DIVERSIFIED MANUFACTURING - 0.7%
Tyco Int'l. Group 6.375%
  06/15/05 (c).....................     125,000       126,838
Tyco Int'l. Group 5.800%
  08/01/06 (c).....................     150,000       155,364
                                                  -----------
                                                      282,202
                                                  -----------
ENERGY - 1.1%
Compton Petroleum Corp. 9.900%
  05/15/09 (c).....................     100,000       111,000
Inergy LP/Inergy Fin 6.875%
  12/15/14 (b).....................      50,000        50,500
Petroleum Helicopters 9.375%
  05/01/09.........................     100,000       110,000
Range Resources 7.375% 07/15/13....      50,000        53,875
Swift Energy Co. 9.375% 05/01/12...     125,000       140,625
                                                  -----------
                                                      466,000
                                                  -----------
ENTERTAINMENT - 2.6%
AMC Entertainment Inc. 9.875%
  02/01/12.........................     150,000       164,250
Cinemark Inc. 3/15/14 0% to 3/15/09
  then 9.750% (c)..................     275,000       209,000
Cinemark USA Inc. 9.000%
  02/01/13.........................      50,000        57,312
Intrawest Corp. 7.500% 10/15/13 (b)
  (c)..............................     100,000       106,875
LCE Acquisition Corp. 9.000%
  08/01/14 (b).....................     200,000       217,500

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
ENTERTAINMENT (CONTINUED)
Universal City Development 11.750%
  04/01/10.........................  $  200,000   $   237,250
Universal City Florida 7.200%
  05/01/10 (b) (d).................      50,000        52,250
Universal City Florida 8.375%
  05/01/10 (b).....................      50,000        52,125
                                                  -----------
                                                    1,096,562
                                                  -----------
ENVIRONMENTAL - 1.3%
Allied Waste N.A. Ser.B 7.625%
  01/01/06.........................     300,000       310,500
Allied Waste N.A. Ser.B 9.250%
  09/01/12.........................      75,000        81,563
Clean Harbors Inc. 11.250%
  07/15/12 (b).....................     100,000       112,500
Synagro Tech. Inc. 9.500%
  04/01/09.........................      50,000        54,750
                                                  -----------
                                                      559,313
                                                  -----------
FOOD & BEVERAGE - 5.6%
Agrilink Foods Inc. 11.875%
  11/01/08.........................      24,000        25,110
American Seafoods Group 10.125%
  04/15/10.........................     125,000       134,375
ASG Consolidated LLC/Finance Inc.
  11/01/11 0% to 11/01/08 then
  11.500% (b)......................     200,000       128,500
B & G Foods Holding Corp. 8.000%
  10/01/11.........................      75,000        80,250
Constellation Brands Inc. 8.000%
  02/15/08.........................      75,000        81,938
Cott Beverages Inc. 8.000%
  12/15/11.........................      50,000        54,688
Del Monte Corp. Ser. B 9.250%
  05/15/11.........................     225,000       247,500
Del Monte Corp. 8.625% 12/15/12....      50,000        56,250
Dole Foods Co. Inc. 8.625%
  05/01/09.........................     100,000       109,250
Dole Foods Co. Inc. 7.250%
  06/15/10.........................     100,000       103,250
Dole Foods Inc. 8.875% 03/15/11....      50,000        54,625
Eagle Family Foods Inc. Ser. B
  8.750% 01/15/08..................      75,000        58,125
Gold Kist Inc. 10.250% 3/15/14.....      49,000        57,575
Michael Foods Inc. 8.000%
  11/15/13.........................     125,000       132,500
National Beef Packaging 10.500%
  08/01/11.........................      50,000        52,750
Pierre Foods Inc. 9.875%
  07/15/12 (b).....................     125,000       130,000
Pilgrim's Pride 9.625% 09/15/11....      50,000        56,500
Pilgrim's Pride 9.250% 11/15/13....      75,000        84,375
Reddy Ice Group Inc. 8.875%
  08/01/11.........................      75,000        81,375
Reddy Ice Holdings Inc. 11/01/12 0%
  to 11/01/08 then 10.500% (b).....     150,000       104,250
Smithfield Foods Inc. Ser. B 8.000%
  10/15/09.........................     175,000       194,688
Smithfield Foods Inc. Ser. B 7.750%
  05/15/13.........................      50,000        55,875
Swift & Co. 10.125% 10/01/09.......      50,000        56,000
Swift & Co. 12.500% 01/01/10.......      50,000        56,750
UAP Holding Corp. 07/15/12 0% to
  01/15/08 then 10.750% (b)........     125,000        98,750
United Agri Products 8.250%
  12/15/11 (b).....................      45,000        48,488
                                                  -----------
                                                    2,343,737
                                                  -----------
GAMING - 5.2%
Boyd Gaming Corp. 7.750%
  12/15/12.........................      50,000        54,813
Boyd Gaming Corp. 8.750%
  04/15/12.........................      50,000        55,875

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
GAMING (CONTINUED)
Harrahs Operating Co. Inc. 7.875%
  12/15/05.........................  $   75,000   $    78,188
Herbst Gaming Inc. 7.000%
  11/15/14 (b).....................      50,000        50,875
Isle Of Capri Casinos 7.000%
  03/01/14.........................     100,000       102,500
Isle of Capri Casinos Inc. 9.000%
  03/15/12.........................      50,000        55,375
Majestic Star Casino 9.500%
  10/15/10.........................      75,000        79,875
Mandalay Resort 10.250% 08/01/07...     175,000       198,625
Mandalay Resort 9.375% 02/15/10....      50,000        58,500
MGM Grand Inc. 6.000% 10/01/09.....      25,000        25,750
MGM Grand Inc. 9.750% 06/01/07.....     150,000       167,250
MGM Mirage / MGM Grand 5.875%
  02/27/14.........................      75,000        74,062
MGM Mirage 8.375% 02/01/11.........     100,000       113,250
MGM Mirage 8.500% 09/15/10.........      75,000        85,687
Mohegan Tribal Gaming 6.375%
  07/15/09.........................      50,000        51,625
Mohegan Tribal Gaming 8.000%
  04/01/12.........................      50,000        54,500
MTR Gaming Group Ser. B 9.750%
  04/01/10.........................     100,000       110,500
Park Place Entertainment 7.875%
  03/15/10.........................     150,000       169,688
Park Place Entertainment 8.125%
  05/15/11.........................     100,000       116,000
Penn National Gaming Inc. 11.125%
  03/01/08.........................      75,000        80,438
Station Casinos Inc. 6.000%
  04/01/12.........................      50,000        51,187
Station Casinos Inc. 6.500%
  02/01/14.........................     100,000       103,250
Sun Int'l. Hotels Ltd. 8.875%
  08/15/11 (c).....................     100,000       109,750
Venetian Casino/LV Sands 11.000%
  06/15/10.........................      75,000        85,969
Virgin River Casino Corp. 9.000%
  01/15/12 (b).....................      50,000        52,250
                                                  -----------
                                                    2,185,782
                                                  -----------
HEALTHCARE - 5.1%
AmeriPath Inc. 10.500% 04/01/13....     175,000       186,813
Ardent Health Services 10.000%
  08/15/13.........................     125,000       131,875
Bio/Rad Laboratories Inc. 6.125%
  12/15/14 (b).....................      50,000        50,625
CDRV Investors Inc. 01/01/15 0% to
  01/01/10 then 9.625% (b).........     300,000       187,875
Concentra Operating Corp. 9.125%
  06/01/12 (b).....................      50,000        56,750
Concentra Operating Corp. 9.500%
  08/15/10.........................      50,000        56,750
Fisher Scientific Int'l. 6.750%
  08/15/14 (b).....................      50,000        53,875
Fisher Scientific Int'l. 8.000%
  09/01/13.........................     125,000       142,500
Hanger Orthopedic Group 10.375%
  02/15/09.........................      50,000        51,875
HCA - The Health Care Co. 8.750%
  09/01/10.........................     175,000       200,267
HCA Inc. 6.750% 7/15/13............     125,000       130,126
HCA Inc. 6.910% 06/15/05...........     125,000       126,846
HCA Inc. 7.500% 11/06/33...........     100,000       102,317
Magellan Health Services 9.375%
  11/15/08.........................      50,000        54,688
Medical Device Mfg. 10.000%
  07/15/12 (b).....................     125,000       135,312
National Mentor, Inc. 9.625%
  12/01/12 (b).....................     125,000       133,437

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
HEALTHCARE (CONTINUED)
Sybron Dental Specialties Services
  8.125% 06/15/12..................  $   75,000   $    82,125
Tenet Healthcare Corp. 9.875%
  07/01/14 (b).....................      75,000        82,125
Vanguard Health Holdings 9.000%
  10/01/14 (b).....................      75,000        80,625
Ventas Realty LP/ Capital Corp.
  6.625% 10/15/14 (b)..............      50,000        51,375
VWR Int'l. Inc. 8.000%
  04/15/14 (b).....................      50,000        53,625
                                                  -----------
                                                    2,151,806
                                                  -----------
INDUSTRIAL - OTHER - 4.3%
Aearo Corp. 8.250% 04/15/12........     125,000       129,375
Amsted Industries 10.250%
  10/15/11 (b).....................      50,000        56,750
Brand Services Inc. 12.000%
  10/15/12.........................     150,000       168,750
Coleman Cable Inc. 9.875%
  10/01/12 (b).....................      75,000        80,062
Da-Lite Screen Co. Inc. 9.500%
  05/15/11.........................      75,000        82,875
Eagle-Picher Inds. Inc. 9.750%
  09/01/13.........................     125,000       125,625
Hawk Corp. 8.750% 11/01/14 (b).....     100,000       103,000
InterLine Brands Inc. 11.500%
  05/15/11.........................     125,000       141,250
Mueller Group Inc. 10.000%
  05/01/12.........................      75,000        82,125
Neenah Corp. 11.000%
  09/30/10 (b).....................     100,000       111,000
Neenah Corp. 13.000%
  09/30/13 (b).....................      62,056        63,918
Norcross Safety Products 9.875%
  08/15/11.........................     100,000       111,000
NSP Holdings/Cap Corp. 11.750%
  01/01/12 (b).....................      50,000        50,750
Rexnord Corp. 10.125% 12/15/12.....     100,000       113,500
Sensus Metering Systems 8.625%
  12/15/13.........................     125,000       128,750
Superior Essex Comm. 9.000%
  04/15/12.........................     125,000       129,375
Thermadyne Holdings 9.250%
  02/01/14.........................      75,000        73,500
Valmont Inds. Inc. 6.875%
  05/01/14.........................      50,000        52,250
                                                  -----------
                                                    1,803,855
                                                  -----------
LODGING - 1.6%
Gaylord Entertainment Co. 6.750%
  11/15/14 (b).....................      75,000        75,750
HMH Properties Inc. Ser.B 7.875%
  08/01/08.........................      38,000        39,235
Host Marriott LP 7.125% 11/01/13...     150,000       161,062
Lodgenet Entertainment 9.500%
  06/15/13.........................      75,000        83,250
Royal Caribbean Cruises 8.000%
  05/15/10 (c).....................      75,000        85,125
Starwood Hotels & Resorts 7.875%
  05/01/12.........................      75,000        86,062
Starwood Hotels & Resorts 7.375%
  05/01/07.........................     150,000       160,688
                                                  -----------
                                                      691,172
                                                  -----------
MEDIA - CABLE - 2.3%
CableVision Systems Corp. 8.000%
  04/15/12 (b).....................     100,000       107,250
Charter Communications 9.920%
  04/01/11.........................     200,000       171,500
Charter Communications II 10.250%
  09/15/10.........................     175,000       186,375
CSC Holdings Inc. 6.750%
  04/15/12 (b).....................      50,000        51,750

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
MEDIA - CABLE (CONTINUED)
CSC Holdings Inc. 7.250% 7/15/08...  $  150,000   $   159,000
CSC Holdings Inc. Ser.B 8.125%
  07/15/09.........................      50,000        54,938
Kabel Deutschland GmbH 10.625%
  07/01/14 (b) (c).................     200,000       231,000
                                                  -----------
                                                      961,813
                                                  -----------
MEDIA - NON-CABLE - 8.9%
Advanstar Communications Ser. B
  12.000% 02/15/11.................     150,000       162,562
Advanstar Inc. 10/15/11 0% to
  10/15/05 then 15.000%............     100,000        85,125
Advertising Directory Solutions
  9.250% 11/15/12 (b) (c)..........      50,000        52,750
Affinity Group Inc. 9.000%
  02/15/12.........................      75,000        81,563
American Media Operations Ser. B
  10.250% 05/01/09.................      75,000        79,406
American Media Operations 8.875%
  01/15/11.........................     100,000       106,875
Block Communications Inc. 9.250%
  04/15/09.........................      75,000        82,125
Cadmus Communications Corp. 8.375%
  06/15/14.........................      50,000        54,687
CBD Media Holdings/Finance 9.250%
  07/15/12 (b).....................     100,000       103,375
Dex Media East 12.125% 11/15/12....     130,000       159,087
Dex Media West 9.875% 08/15/13.....     122,000       141,215
Dex Media Inc 11/15/13 0% to
  11/15/08 then 9.000%.............     275,000       216,906
Directv Holdings/Finance 8.375%
  03/15/13.........................     125,000       140,781
Echostar DBS Corp. 5.750%
  10/01/08.........................     200,000       203,500
Echostar DBS Corp. 6.375%
  10/01/11.........................      50,000        51,375
Echostar DBS Corp. 6.625%
  10/01/14 (b).....................      50,000        50,875
Fisher Communications Inc. 8.625%
  09/15/14 (b).....................      50,000        54,250
HM Publishing Corp. 10/15/13 0% to
  10/15/08 then 11.500%............      75,000        55,500
Lamar Media Corp. 7.250%
  01/01/13.........................      50,000        54,250
Liberty Group Operating Inc. 9.375%
  02/01/08.........................      75,000        76,500
NBC Acquisition Corp. 03/15/13 0%
  to 3/15/08 then 11.000%..........      50,000        36,750
Nebraska Book Co. 8.625%
  03/15/12.........................      75,000        77,250
PanAmSat Corp. 9.000%
  08/15/14 (b).....................     125,000       140,156
PanAmSat Holdings Corp. 11/01/14 0%
  to 11/01/09 then 10.375% (b).....     300,000       207,750
Primedia Inc. 8.875% 05/15/11......     100,000       106,250
Quebecor Media Inc. 11.125%
  07/15/11 (c).....................      50,000        57,375
Quebecor Media Inc. 7/15/11 0% to
  07/01/06 then 13.750% (c)........      50,000        49,750
RH Donnelley Financial Corp.10.875%
  12/15/12 (b).....................      50,000        59,625
RH Donnelley Financial Corp.10.875%
  12/15/12.........................      50,000        59,625
Rainbow National Services 10.375%
  09/01/14 (b).....................     175,000       198,188

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
MEDIA - NON-CABLE (CONTINUED)
Readers Digest Assn. Inc. 6.500%
  03/01/11.........................  $  100,000   $   105,000
Sinclair Broadcast Group 8.750%
  12/15/11.........................     100,000       109,375
Vertis Inc. 10.875% 06/15/09.......     250,000       272,500
WDAC Subsidiary Corp. 8.375%
  12/01/14 (b).....................      50,000        49,562
XM Satellite Radio Holdings Inc.
  12/31/09 0% to 12/31/05 then
  14.000%..........................      47,170        48,349
XM Satellite Radio Holdings Inc.
  12.000% 06/15/10.................      47,000        55,754
Yell Finance BV 10.750%
  08/01/11 (c).....................      33,000        38,280
Yell Finance BV 08/01/11 0% to
  08/01/06 then 13.500% (c)........      65,000        64,188
                                                  -----------
                                                    3,748,434
                                                  -----------
METALS & MINING - 1.3%
California Steel 6.125% 03/15/14...      75,000        74,813
IMCO Recycling Inc. 10.375%
  10/15/10.........................     125,000       142,500
IMCO Recycling Escrow 9.000%
  11/15/14 (b).....................      50,000        52,250
Ispat Inland ULC 9.750%
  04/01/14 (c).....................      49,000        60,760
Ryerson Tull Inc. 9.125%
  07/15/06.........................      75,000        76,875
United States Steel LLC 9.750%
  05/15/10.........................      63,000        72,135
Wise Metals Group LLC 10.250%
  05/15/12.........................      75,000        76,125
                                                  -----------
                                                      555,458
                                                  -----------
PACKAGING - 2.3%
Berry Plastics Corp. 10.750%
  07/15/12.........................     100,000       115,000
Graham Packaging Co. 8.500%
  10/15/12 (b).....................      50,000        52,750
Greif Bros. Corp. 8.875%
  08/01/12.........................      50,000        55,875
Huntsman Packaging 13.000%
  06/01/10.........................      50,000        49,000
Owens Brockway Glass 7.750%
  05/15/11.........................      50,000        54,375
Owens Brockway Glass 8.250%
  05/15/13.........................     150,000       165,750
Owens Brockway Glass 6.750%
  12/01/14 (b).....................     125,000       126,875
Owens-Illinois Inc. 8.100%
  05/15/07.........................     125,000       133,750
Pliant Corp. 13.000% 06/01/10......      50,000        48,750
Pliant Corp. 11.125% 09/01/09......      50,000        54,750
Russell Stanley Holdings 9.000%
  11/30/08 (b) (e).................       8,728            87
Tekni-Plex Inc. Ser. B 12.750%
  06/15/10.........................     100,000        95,500
                                                  -----------
                                                      952,462
                                                  -----------
PAPER - 3.3%
Boise Cascade 5.005% 10/15/12 (b)
  (d)..............................      50,000        52,125
Boise Cascade 7.125%
  10/15/14 (b).....................      50,000        53,125
Georgia-Pacific Corp. 7.500%
  05/15/06.........................     150,000       157,875
Georgia-Pacific Corp. 8.125%
  05/15/11.........................     125,000       144,375
Georgia-Pacific Corp. 9.375%
  02/01/13.........................     225,000       263,250
Graphic Packaging Int'l. 9.500%
  08/15/13.........................     125,000       142,812
Jefferson Smurfit Corp. 8.250%
  10/01/12.........................     100,000       109,500
MDP Acquisitions PLC 15.500%
  10/01/13 (c).....................      96,846       113,794
MDP Acquisitions PLC 9.625%
  10/01/12 (c).....................      50,000        56,000
Riverside Forest Products 7.875%
  03/01/14 (c).....................      75,000        82,875

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
PAPER (CONTINUED)
Stone Container Corp. 9.750%
  02/01/11.........................  $   75,000   $    82,500
Tembec Industries Inc. 8.500%
  02/01/11 (c).....................     125,000       126,250
                                                  -----------
                                                    1,384,481
                                                  -----------
RESTAURANTS - 0.6%
Carrols Corp. 9.000%
  01/15/13 (b).....................      75,000        78,000
Domino's Inc. 8.250% 07/01/11......      55,000        60,362
Landry's Restaurants Inc. 7.500%
  12/15/14 (b).....................     100,000        99,750
                                                  -----------
                                                      238,112
                                                  -----------
RETAILERS - 3.3%
Couche Tard Financing Co. 7.500%
  12/15/13.........................     125,000       134,687
Finlay Fine Jewelery Corp. 8.375%
  06/01/12.........................      50,000        54,250
FTD Inc. 7.750% 02/15/14...........     125,000       129,375
General Nutrition Center 8.500%
  12/01/10.........................      50,000        47,500
Hines Nurseries Inc.10.250%
  10/01/11.........................      75,000        82,313
JC Penney Co. Inc. 9.000%
  08/01/12.........................     200,000       247,500
Jean Coutu Group Inc. 8.500%
  08/01/14 (b) (c).................     175,000       180,250
Lazy Days RV Center 11.750%
  05/15/12.........................     100,000       109,250
Michaels Stores Inc. 9.250%
  07/01/09.........................      75,000        80,743
PCA Int'l. Inc. 11.875% 08/01/09...     100,000        88,500
Rite Aid Corp. 8.125% 05/01/10.....     175,000       185,937
United Auto Group Inc. 9.625%
  03/15/12.........................      50,000        55,500
                                                  -----------
                                                    1,395,805
                                                  -----------
SERVICES - 0.9%
CBRE Escrow Inc. 9.750% 05/15/10...      49,000        56,105
Global Cash Access/Finance 8.750%
  03/15/12.........................     125,000       135,312
Sitel Corp. 9.250% 03/15/06........      90,000        91,350
The Brickman Group Ltd. 11.750%
  12/15/09.........................      75,000        88,125
                                                  -----------
                                                      370,892
                                                  -----------
TECHNOLOGY - 3.0%
Activant Solutions 10.500%
  06/15/11.........................     125,000       135,000
AMI Semiconductor Inc. 10.750%
  02/01/13.........................      57,000        67,260
Danka Business Systems 11.000%
  06/15/10 (c).....................      50,000        53,250
Freescale Semiconductor 7.125%
  07/15/14.........................      75,000        81,750
Ingram Micro Inc. 9.875%
  08/15/08.........................     100,000       109,250
Magnachip Semiconductor 8.000%
  12/15/14 (b) (c).................      50,000        52,375
Seagate Technology 8.000%
  05/15/09 (c).....................     100,000       108,500
Telex Communications 11.500%
  10/15/08.........................     100,000       109,500
UGS Corp. 10.000% 06/01/12 (b).....     150,000       171,375
Unisys Corp. 6.875% 03/15/10.......     100,000       107,500
Xerox Corp. 9.750% 01/15/09........     175,000       206,500
Xerox Corp. 7.625% 06/15/13........     100,000       110,250
                                                  -----------
                                                    1,312,510
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
TEXTILES - 0.7%
GFSI Inc. Ser. B 9.625% 03/01/07...  $   50,000   $    48,750
Phillips-Van Heusen Corp. 8.125%
  05/01/13.........................      50,000        54,500
Warnaco Group Inc. 8.875%
  06/15/13.........................     100,000       110,500
William Carter Co. Ser. B 10.875%
  08/15/11.........................      65,000        73,125
                                                  -----------
                                                      286,875
                                                  -----------
TOBACCO - 0.9%
Commonwealth Brands Inc 10.625%
  09/01/08 (b).....................     125,000       131,875
Dimon Inc. Ser.B 9.625% 10/15/11...      75,000        82,500
Dimon Inc. 7.750% 06/01/13.........      50,000        52,750
Standard Commercial Corp. 8.000%
  04/15/12.........................     100,000       103,250
                                                  -----------
                                                      370,375
                                                  -----------
TRANSPORTATION - 0.5%
Allied Holdings Inc. Ser. B 8.625%
  10/01/07.........................      50,000        40,312
Stena AB 9.625% 12/01/12 (c).......     150,000       170,250
                                                  -----------
                                                      210,562
                                                  -----------
UTILITY - ELECTRIC - 3.2%
Caithness Coso Fund Corp. Ser. B
  9.050% 12/15/09..................     110,039       121,593
Calpine Canada Energy 8.500%
  05/01/08 (c).....................      75,000        61,875
Calpine Corp. 8.500% 02/15/11......      50,000        38,375
CMS Energy Corp. 8.900% 07/15/08...     100,000       110,875
Nevada Power Co. 5.875%
  01/15/15 (b).....................      50,000        50,625
Nevada Power Co. 6.500% 04/15/12...      50,000        53,125
Nevada Power Co. 9.000% 08/15/13...     175,000       205,625
Northwestern Corp. 5.875%
  11/01/14 (b).....................      50,000        51,399
NRG Energy Inc. 8.000%
  12/15/13 (b).....................      75,000        82,125
PSEG Energy Holdings 10.000%
  10/01/09.........................     125,000       148,437
Reliant Energy Inc. 6.750%
  12/15/14.........................      50,000        49,937
Reliant Resources Inc. 9.500%
  07/15/13.........................     175,000       199,719
Texas Genco LLC/Financing 6.875%
  12/15/14 (b).....................     150,000       155,812
                                                  -----------
                                                    1,329,522
                                                  -----------
UTILITY - NATURAL GAS - 3.9%
ANR Pipeline Co. 8.875% 3/15/10....      50,000        56,250
El Paso Energy Corp. 8.050%
  10/15/30.........................     125,000       121,562
El Paso Energy Corp. 7.800%
  08/01/31.........................     300,000       289,500
El Paso Production 7.750%
  06/01/13.........................     100,000       105,250
El Paso Energy Corp. 6.750%
  05/15/09.........................     100,000       102,000
Ferrellgas Partners LP 6.750%
  05/01/14.........................      50,000        51,625
Markwest Energy Partners/Finance
  6.875% 11/01/14 (b)..............      50,000        51,000
Pacific Energy Partners 7.125%
  06/15/14.........................     100,000       107,000
Semco Energy 7.125% 05/15/08.......      50,000        53,764
Tennessee Gas Pipeline 8.375%
  06/15/32.........................     225,000       254,812
Transcontinental Gas Pipe Ser. B
  8.875% 07/15/12..................      50,000        61,063

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                        FACE         FAIR
CORPORATE BONDS - 94.8%                AMOUNT        VALUE
-------------------------------------------------------------
UTILITY - NATURAL GAS (CONTINUED)
Williams Cos. Inc. 7.625%
  07/15/19.........................  $   75,000   $    82,875
Williams Cos. Inc. 7.875%
  9/01/21..........................     250,000       280,000
                                                  -----------
                                                    1,616,701
                                                  -----------
WIRELESS COMMUNICATIONS - 2.3%
Inmarsat Finance II PLC 11/15/12 0%
  to 11/15/08 then 10.375% (b)
  (c)..............................      50,000        36,250
Inmarsat Finance PLC 7.625%
  06/30/12 (c).....................      50,000        52,250
New Skies Satellites NV 9.125%
  11/01/12 (b) (c).................      50,000        51,250
Nextel Communications 7.375%
  08/01/15.........................     275,000       303,875
Nextel Partners Inc. 12.500%
  11/15/09.........................      68,000        77,350
Rogers Wireless Inc. 6.375%
  03/01/14 (c).....................      75,000        74,625
Rogers Wireless Inc. 5.525%
  12/15/10 (b) (c) (d).............      75,000        78,936
Rogers Wireless Inc. 7.500%
  03/15/15 (b) (c).................      50,000        53,000
Rogers Wireless Inc. 8.000%
  12/15/12 (b) (c).................     100,000       106,250
US Unwired Inc. 10.000% 06/15/12...     100,000       113,250
                                                  -----------
                                                      947,036
                                                  -----------
WIRELINE COMMUNICATIONS - 5.8%
Alaska Comm. Systems 9.875%
  08/15/11.........................     125,000       135,000
AT&T Corp. 9.750% 11/15/31.........     475,000       569,406
Cincinnati Bell Inc. 7.250%
  07/15/13.........................     100,000       103,250
Cincinnati Bell Inc. 8.375%
  01/15/14.........................      75,000        76,313
Citizen Communications 9.000%
  08/15/31.........................     100,000       114,750
Citizen Communications 9.250%
  05/15/11.........................      50,000        58,750
Citizens Communications 6.250%
  01/15/13.........................     100,000       101,250
Eircom Funding 8.250%
  08/15/13 (c).....................      50,000        55,500
MCI 8.735% 05/01/14................     250,000       269,375
Primus Telecom. 8.000% 01/15/14....      75,000        66,375
Qwest Capital Funding 7.250%
  02/15/11.........................      50,000        49,250
Qwest Corp. 9.125% 03/15/12 (b)....     375,000       435,000
Qwest Services Corp. 13.500%
  12/15/10 (b).....................     325,000       392,437
                                                  -----------
                                                    2,426,656
                                                  -----------
TOTAL CORPORATE BONDS
  (COST $37,299,498)...............               $39,838,117
                                                  -----------

                                                       FAIR
PREFERRED STOCKS - 0.4%                   SHARES      VALUE
-------------------------------------------------------------
MEDIA - NON-CABLE - 0.2%
Primedia Inc. Series H................         650   $ 59,800
Primedia Inc. Series F................         400     38,600
                                                     --------
                                                       98,400
                                                     --------

                                                       FAIR
PREFERRED STOCKS - 0.4%                   SHARES      VALUE
-------------------------------------------------------------
RETAILERS - 0.2%
General Nutrition Centers (a).........          75   $ 72,937
                                                     --------
WIRELINE COMMUNICATIONS - 0.0%
McLeodUSA Inc. Series A (a)...........         814      2,967
                                                     --------
TOTAL PREFERRED STOCKS
  (COST $177,522).....................               $174,304
                                                     --------

                                                      FAIR
COMMON STOCKS - 0.1%                      SHARES      VALUE
------------------------------------------------------------
CHEMICALS - 0.0%
General Chemical Ind. Products (a)
  (e).................................          17   $ 2,605
                                                     -------
FOOD & BEVERAGE - 0.1%
B & G Foods Holdings Corp. (a)........       2,685    40,221
                                                     -------
MEDIA - CABLE - 0.0%
NTL Inc. (a)..........................         203    14,811
                                                     -------
PACKAGING - 0.0%
Russell-Stanley Holdings Inc. (a)
  (e).................................       1,000         -
                                                     -------
WIRELINE COMMUNICATIONS - 0.0%
Viatel Holding Ltd. (a)...............         796       955
                                                     -------
TOTAL COMMON STOCKS
  (COST $265,270).....................               $58,592
                                                     -------

                                                      FAIR
WARRANTS - 0.1%                           SHARES      VALUE
------------------------------------------------------------
CHEMICALS - 0.0%
General Chemical Ind. Products (a) (b)
  (e).................................           7   $     -
General Chemical Ind. Products (a) (b)
  (e).................................          10         -
                                                     -------
                                                           -
                                                     -------
INDUSTRIAL - OTHER - 0.1%
ACP Holdings Corp. (a) (b)............       9,945    17,652
                                                     -------
MEDIA - NON-CABLE - 0.0%
XM Satellite Radio Holdings Inc. (a)
  (b).................................          50     4,300
                                                     -------
PACKAGING - 0.0%
Pliant Corp. (a) (b)..................          75         1
                                                     -------
PAPER - 0.0%
MDP Acquisition PLC (a) (b)...........          50         1
                                                     -------
WIRELINE COMMUNICATIONS - 0.0%
McLeodUSA Inc. (a)....................       1,805       379
                                                     -------
TOTAL WARRANTS
  (COST $20,900)......................               $22,333
                                                     -------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 2.6%           AMOUNT        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 2.6%
US Bank 1.600% 01/03/05............  $1,101,000   $ 1,101,000
                                                  -----------
 Repurchase price $1,101,145
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 4/15/33
  Fair Value: $1,077,772
  Fannie Mae Mortgage Back Pool
  #2004-39 MF 3.830% 05/25/34
  Fair Value: $45,212
TOTAL REPURCHASE AGREEMENTS (COST
  $1,101,000)......................               $ 1,101,000
                                                  -----------

TOTAL INVESTMENTS - 98.0%
  (COST $38,864,190) (F)...........               $41,194,346
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 2.0%...............                   821,446
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $42,015,792
                                                  -----------

---------------

Footnotes:
 (a)  Represents a non-income producing security.
 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the year end, the value of these securities amounted to $10,984,002 or 26.1% of the Portfolio's net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
 (c) Security that is denominated in U.S. dollars but represents a company that is incorporated in a country other than the United States of America.
 (d) Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at year end.
 (e)  Represents a security deemed to be illiquid.
 (f) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of $23,926.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $38,864,190)......................  $41,194,346
  Receivable for fund shares sold...........      150,799
  Dividends and accrued interest
    receivable..............................      768,465
  Prepaid expenses and other assets.........          102
                                              -----------
    Total assets............................   42,113,712
                                              -----------
Liabilities:
  Cash overdraft............................        6,973
  Payable for securities purchased..........       50,000
  Payable for fund shares redeemed..........           10
  Payable for investment management
    services................................       26,223
  Accrued custody expense...................        1,152
  Accrued professional fees.................        7,070
  Accrued accounting fees...................        4,179
  Accrued printing and proxy fees...........        2,313
                                              -----------
    Total liabilities.......................       97,920
                                              -----------
Net assets..................................  $42,015,792
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,856,478
  Paid-in capital in excess of par value....   35,768,055
  Accumulated net realized losses on
    investments.............................   (3,504,837)
  Net unrealized appreciation on
    investments.............................    2,330,156
  Undistributed net investment income.......    2,565,940
                                              -----------
Net assets..................................  $42,015,792
                                              ===========
Shares outstanding..........................    4,856,478

Net asset value per share...................  $      8.65
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $2,821,163
  Dividends..................................      10,810
  Other Income...............................       5,118
                                               ----------
    Total investment income..................   2,837,091
                                               ----------
Expenses:
  Management fees............................     262,294
  Custodian fees.............................       5,761
  Directors' fees............................       1,786
  Professional fees..........................       9,086
  Accounting fees............................      40,006
  Printing and proxy fees....................       4,303
  Other......................................         148
                                               ----------
    Total expenses...........................     323,384
                                               ----------
    Net investment income....................   2,513,707
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................     517,785
  Change in unrealized
    appreciation/depreciation
    on investments...........................     648,401
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................   1,166,186
                                               ----------
    Change in net assets from operations.....  $3,679,893
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2004            2003
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income.....................................  $ 2,513,707     $ 1,771,752
  Net realized gains (losses) on investments................      517,785        (203,544)
  Change in unrealized appreciation/depreciation on
    investments.............................................      648,401       3,020,226
                                                              -----------     -----------
    Change in net assets from operations....................    3,679,893       4,588,434
                                                              -----------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............     (128,169)     (1,771,749)
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................   14,116,919      12,738,189
  Received from dividends reinvested........................      128,169       1,771,749
  Paid for shares redeemed..................................   (4,070,866)     (6,460,828)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   10,174,222       8,049,110
                                                              -----------     -----------
      Change in net assets..................................   13,725,946      10,865,795
Net Assets:
  Beginning of year.........................................   28,289,846      17,424,051
                                                              -----------     -----------
  End of year...............................................  $42,015,792     $28,289,846
                                                              ===========     ===========
  Undistributed net investment income.......................  $ 2,565,940     $   182,474
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2004        2003       2002       2001       2000
                                                              ------      ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $ 7.84      $ 6.88     $ 7.32     $ 8.02     $ 9.22
Investment activities:
  Net investment income.....................................    0.52        0.59(b)    0.63       1.03(a)    0.58
  Net realized & unrealized gains (losses) on investments...    0.32        0.94      (0.36)     (0.70)(a)  (1.20)
                                                              ------      ------     ------     ------     ------
      Total from investment activities......................    0.84        1.53       0.27       0.33      (0.62)
                                                              ------      ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.03)      (0.57)     (0.59)     (1.03)     (0.58)
  Return of capital distributions...........................      --          --      (0.12)        --         --
                                                              ------      ------     ------     ------     ------
      Total distributions...................................   (0.03)      (0.57)     (0.71)     (1.03)     (0.58)
                                                              ------      ------     ------     ------     ------
Net asset value, end of year................................  $ 8.65      $ 7.84     $ 6.88     $ 7.32     $ 8.02
                                                              ======      ======     ======     ======     ======
Total return................................................   10.67%      22.78%      3.98%      4.27%     (7.10%)
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 42.0      $ 28.3     $ 17.4     $ 16.0     $ 14.6
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................    0.93%       1.04%      1.09%      1.15%      1.10%
      Net investment income.................................    7.20%       7.88%      9.36%      8.64%(a)   6.67%
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................    0.93%       1.04%      1.12%      1.15%      1.10%
Portfolio turnover rate.....................................      40%         47%        46%        41%        21%

---------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.91
         Net realized and unrealized gains (losses)..................  ($0.58)
         Net investment income ratio.................................    7.01%

(b) Calculated using the average daily shares method.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities in small and mid-cap growth companies.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    19.71%
Five-year                                   -9.30%
Since inception (5/1/98)                    10.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Capital Growth Portfolio returned 19.71% versus 14.29% for the current benchmark, the Russell 2000 Growth Index.

Top performing sectors during 2004 on an absolute and relative basis were consumer discretionary and health care. Within consumer discretionary, we were overweighted and outperformed the Russell 2000 Growth Index in the entertainment and education services industries. Our best performers in this space were Lions Gate Entertainment Corp., Laureate Education and Apollo Group - University of Phoenix Online (now Apollo Group Inc). We were overweighted and outperformed the benchmark in the health care sector, most significantly in the medical & dental instruments industry. Our best performers in the group were American Medical Systems Holdings, Inc., Cooper Cos., Inc., Inamed Corp. and Edwards Lifesciences.(1)

Our biggest lagging sector for the year was technology. Semiconductor stocks were the hardest hit, including ASE Test Ltd. and Integrated Silicon Solutions. These stocks suffered from fears of capacity constraints and lack of pricing power.

The Federal Reserve has raised the Federal Funds rate 125 basis points (from 1.00% to 2.25%) since June 2004. The Federal Funds rate could potentially be in the range of 3% to 4% by the end of the 2005. Investors broadly seem to anticipate that interest rates will continue to climb at a moderate pace.(1)

2004 marked the sixth straight year that small-cap stocks outperformed large caps. Valuations are now in-line between small- and large-cap stocks. Small-cap value stocks have outperformed small-cap growth stocks four out of the last five years. Growth stocks appear cheap relative to value when you compare their historical price-to-earnings, price-to-book and price-to-sales ratios. As interest rates creep up, value stocks will likely be more susceptible because they are typically more interest-rate sensitive than growth stocks.(1)

Lions Gate Entertainment Corp., which develops and distributes feature films, was aided by strong growth in DVD sales and rentals, and is strategically well positioned with a widening array of video-distribution outlets.(1)

Genesco Inc., a retailer and wholesaler of branded footwear, experienced strong sales and gross margins in its athletic and women's fashion segments.(1)

American Medical Systems Holdings Inc., which manufactures and markets medical devices for the treatment of urological disorders, continues to benefit from demographic trends and maintains high gross profit margins and a strong balance sheet.(1)

We sold Integrated Silicon Solution, which designs and markets high-performance integrated circuits, because we became concerned that a slowdown in consumer-related semiconductor products would continue to have a negative effect on revenues. Also sold was Photon Dynamics Inc., which provides yield-management solutions to the flat-panel display industry, due to concerns that flat-panel price declines may cause manufacturers to push out orders for new equipment. ASE Test Ltd., an independent semiconductor-testing company, reported an earnings miss, which was due to a significant, unexpected decline in gross margins.(1)

We continue to anticipate a positive but choppy market environment for the next six to twelve months. We remain optimistic, but factors such as geopolitical changes, terrorism or a more rapid rise in interest rates than anticipated could cause the market to perform below our expectations.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                           CAPITAL GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)            RUSSELL 2000 GROWTH INDEX
                                                           -----------------------------------      -------------------------
05/01/98                                                                10000.00                            10000.00
                                                                         9706.00                             9547.00
12/98                                                                   10339.80                             9165.12
                                                                        18424.50                            10340.10
12/99                                                                   31281.10                            13115.40
                                                                        34359.20                            13276.70
12/00                                                                   23144.30                            10173.90
                                                                        21707.10                            10189.20
12/01                                                                   19762.10                             9244.65
                                                                        14110.20                             7640.70
12/02                                                                   11451.80                             6446.46
                                                                        13664.30                             7692.56
12/03                                                                   16044.60                             9574.93
                                                                        17341.00                            10117.80
12/04                                                                   19206.90                            10943.40

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                    % of Net Assets
Common Stocks (3)                             99.1%
Repurchase Agreements Less Net
  Liabilities                                  0.9%
                                    ---------------
                                             100.0%
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                      % of Net Assets
 1.  Universal Electronics, Inc.                 3.2%
 2.  Unit Corp.                                  3.0%
 3.  Patterson-UTI Energy, Inc.                  3.0%
 4.  Waste Connections, Inc.                     2.8%
 5.  Inamed Corp.                                2.8%
 6.  Alliance Gaming Corp.                       2.8%
 7.  Factset Research Systems, Inc.              2.8%
 8.  Lions Gate Entertainment Corp.              2.7%
 9.  Genesco, Inc.                               2.7%
10.  General Cable Corp.                         2.6%

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
    Health Care                               22.8%
    Information Technology                    21.6%
    Consumer Discretionary                    20.7%
    Energy                                     9.9%
    Financials                                 9.2%
    Industrials                                9.1%
    Materials                                  2.1%
    Consumer Staples                           2.1%
    Telecommunication Services                 1.6%
                                    ---------------
                                              99.1%
                                    ===============

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

COMMON STOCKS - 99.1%                   SHARES    FAIR VALUE
-------------------------------------------------------------
AGRICULTURAL PRODUCTS - 2.1%
Delta & Pine Land Co. ...............    23,000   $   627,440
                                                  -----------
AUTO COMPONENTS - 1.2%
Gentex Corp. ........................     9,675       358,168
                                                  -----------
BIOTECHNOLOGY - 3.2%
deCODE genetics, Inc. (a)............    30,425       237,619
Dendreon Corp. (a)...................     9,350       100,793
Martek Biosciences Corp. (a).........    12,250       627,200
                                                  -----------
                                                      965,612
                                                  -----------
COMMERCIAL BANKS - 3.1%
First BanCorp (b)....................    10,425       662,092
TrustCo Bank Corp NY.................    20,550       283,384
                                                  -----------
                                                      945,476
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 5.3%
Corrections Corp. of America (a).....     9,925       401,466
Duratek, Inc. (a)....................    13,125       326,944
Waste Connections, Inc. (a)..........    24,862       851,524
                                                  -----------
                                                    1,579,934
                                                  -----------
COMMUNICATIONS EQUIPMENT - 1.9%
C-COR, Inc. (a)......................    30,850       286,905
Tekelec (a)..........................    13,725       280,539
                                                  -----------
                                                      567,444
                                                  -----------
COMPUTERS & PERIPHERALS - 3.4%
Avid Technology, Inc. (a)............     9,025       557,294
Emulex Corp. (a).....................    27,050       455,522
                                                  -----------
                                                    1,012,816
                                                  -----------
CONSUMER FINANCE - 1.7%
Cash America International, Inc. ....    10,525       312,908
Primus Guaranty Ltd. (a) (b).........    12,450       204,056
                                                  -----------
                                                      516,964
                                                  -----------
ELECTRICAL EQUIPMENT - 2.6%
General Cable Corp. (a)..............    55,625       770,406
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 2.4%
RadiSys Corp. (a)....................    27,675       541,046
OYO Geospace Corp. (a)...............     8,880       166,322
                                                  -----------
                                                      707,368
                                                  -----------
ENERGY EQUIPMENT & SERVICES - 8.5%
Maverick Tube Corp. (a)..............    10,635       322,241
Patterson-UTI Energy, Inc. ..........    46,100       896,645
TETRA Technologies, Inc. (a).........    15,350       434,405
Unit Corp. (a).......................    23,600       901,756
                                                  -----------
                                                    2,555,047
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 10.5%
American Medical Systems Holdings,
  Inc. (a)...........................    16,550       691,955
Cooper Cos., Inc. ...................     8,125       573,544
Edwards Lifesciences Corp. (a).......     9,600       396,096
Inamed Corp. (a).....................    13,325       842,806
Respironics, Inc. (a)................    11,850       644,166
                                                  -----------
                                                    3,148,567
                                                  -----------

COMMON STOCKS - 99.1%                   SHARES    FAIR VALUE
-------------------------------------------------------------
HEALTH CARE PROVIDERS &
  SERVICES - 7.1%
American Healthways, Inc. (a)........    23,100   $   763,224
Eclipsys Corp. (a)...................    27,750       566,932
Horizon Health Corp. (a).............    20,500       571,540
VCA Antech, Inc. (a).................    11,550       226,380
                                                  -----------
                                                    2,128,076
                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 5.6%
Alliance Gaming Corp. (a)............    61,000       842,410
Nevada Gold & Casinos, Inc. (a)......    11,000       134,200
Shuffle Master, Inc. (a).............    15,000       706,500
                                                  -----------
                                                    1,683,110
                                                  -----------
HOUSEHOLD DURABLES - 5.3%
Tempur-Pedic International, Inc.
  (a)................................    29,775       631,230
Universal Electronics, Inc. (a)......    54,775       964,040
                                                  -----------
                                                    1,595,270
                                                  -----------
INSURANCE - 3.4%
Direct General Corp. ................    17,275       554,527
Philadelphia Consolidated Holding Co.
  (a)................................     6,975       461,327
                                                  -----------
                                                    1,015,854
                                                  -----------
INTERNET SOFTWARE & SERVICES - 0.8%
eCollege.com, Inc. (a)...............    14,425       163,868
Internet Capital Group, Inc. (a).....     9,900        89,100
                                                  -----------
                                                      252,968
                                                  -----------
IT SERVICES - 1.6%
Global Payments, Inc. ...............     8,275       484,419
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 1.4%
SCP Pool Corp. ......................    13,625       434,638
                                                  -----------
MACHINERY - 1.2%
Actuant Corp. (a)....................     6,875       358,531
                                                  -----------
MEDIA - 2.7%
Lions Gate Entertainment Corp. (a)
  (b)................................    76,150       808,713
                                                  -----------
METALS & MINING - 2.1%
Aleris International, Inc. (a).......    36,675       620,541
                                                  -----------
OIL & GAS - 1.4%
OMI Corp. (b)........................    24,225       408,191
                                                  -----------
PHARMACEUTICALS - 2.0%
Medicis Pharmaceutical Corp. ........    17,400       610,914
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 2.9%
ASE Test Ltd. (a) (b)................    42,375       286,455
Integrated Device Technology, Inc.
  (a)................................    48,100       556,036
                                                  -----------
                                                      842,491
                                                  -----------
SOFTWARE - 8.6%
Ansys, Inc. (a)......................    11,800       378,308
Datastream Systems, Inc. (a).........   104,531       724,400
FactSet Research Systems, Inc. ......    14,275       834,231
Netsmart Technologies, Inc. (a)......    25,700       230,786
Radware Ltd. (a) (b).................    15,600       407,628
                                                  -----------
                                                    2,575,353
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

COMMON STOCKS - 99.1%                   SHARES    FAIR VALUE
-------------------------------------------------------------
SPECIALTY RETAIL - 3.6%
Cabela's, Inc. (a)...................    13,000   $   295,620
Genesco, Inc. (a)....................    25,575       796,405
                                                  -----------
                                                    1,092,025
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.9%
Columbia Sportswear Co. (a)..........     4,075       242,911
Orange 21, Inc. (a)..................     4,150        43,368
                                                  -----------
                                                      286,279
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.0%
Bank Mutual Corp. ...................    11,933       145,225
BankAtlantic Bancorp, Inc. ..........     7,525       149,747
                                                  -----------
                                                      294,972
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
EMS Technologies, Inc. (a)...........    29,000       481,981
                                                  -----------
TOTAL COMMON STOCKS (COST
  $22,927,793).......................             $29,729,568
                                                  -----------

                                        FACE
REPURCHASE AGREEMENTS - 1.1%           AMOUNT     FAIR VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 1.1%
US Bank 1.600% 01/03/05............  $  334,000   $   334,000
                                                  -----------
Repurchase price $334,044
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 4/15/33
  Fair Value: $326,953
  Fannie Mae Mortgage Back Pool
  #2004-39 MF 3.830% 05/25/34
  Fair Value: $13,716
TOTAL REPURCHASE AGREEMENTS (COST
  $334,000)........................               $   334,000
                                                  -----------
TOTAL INVESTMENTS -- 100.2% (COST
  $23,261,793) (C).................               $30,063,568
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2)%.................                   (48,930)
                                                  -----------
TOTAL NET ASSETS -- 100.0%.........               $30,014,638
                                                  ===========

---------------
Footnotes:

  (a) Represents a non-income producing security.

  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.

  (c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $59,798.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $23,261,793)......................  $ 30,063,568
  Cash......................................         1,959
  Receivable for fund shares sold...........           314
  Dividends and accrued interest
    receivable..............................         5,575
  Prepaid expenses and other assets.........           420
                                              ------------
    Total assets............................    30,071,836
                                              ------------
Liabilities:
  Payable for fund shares redeemed..........        21,360
  Payable for investment management
    services................................        22,297
  Accrued custody expense...................           844
  Accrued professional fees.................         7,014
  Accrued accounting fees...................         3,463
  Accrued printing and proxy fees...........         2,220
                                              ------------
    Total liabilities.......................        57,198
                                              ------------
Net assets..................................  $ 30,014,638
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  1,746,523
  Paid-in capital in excess of par value....    44,289,317
  Accumulated net realized losses on
    investments.............................   (22,822,977)
  Net unrealized appreciation on
    investments.............................     6,801,775
                                              ------------
Net assets..................................  $ 30,014,638
                                              ============
Shares outstanding..........................     1,746,523

Net asset value per share...................  $      17.19
                                              ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $    8,683
  Dividends..................................      70,855
  Other Income...............................       1,175
                                               ----------
    Total investment income..................      80,713
                                               ----------
Expenses:
  Management fees............................     253,249
  Custodian fees.............................       4,818
  Directors' fees............................       1,205
  Professional fees..........................       8,065
  Accounting fees............................      18,345
  Printing and proxy fees....................       3,564
  Other......................................         178
                                               ----------
    Total expenses...........................     289,424
                                               ----------
    Net investment loss......................    (208,711)
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................     144,471
  Change in unrealized
    appreciation/depreciation on
    investments..............................   5,167,903
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................   5,312,374
                                               ----------
    Change in net assets from operations.....  $5,103,663
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2004            2003
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment loss.......................................  $  (208,711)    $  (199,666)
  Net realized gains (losses) on investments................      144,471       6,284,570
  Change in unrealized appreciation/depreciation on
    investments.............................................    5,167,903       1,488,079
                                                              -----------     -----------
    Change in net assets from operations....................    5,103,663       7,572,983
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    4,216,340       3,596,750
  Paid for shares redeemed..................................   (5,916,772)     (4,270,540)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   (1,700,432)       (673,790)
                                                              -----------     -----------
      Change in net assets..................................    3,403,231       6,899,193
Net Assets:
  Beginning of year.........................................   26,611,407      19,712,214
                                                              -----------     -----------
  End of year...............................................  $30,014,638     $26,611,407
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2004        2003       2002        2001        2000
                                                              ------      ------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $14.36      $10.25     $ 17.69     $ 20.68     $ 28.01
Investment activities:
  Net investment loss.......................................   (0.12)      (0.11)      (0.14)      (0.13)      (0.16)
  Net realized & unrealized gains (losses) on investments...    2.95        4.22       (7.30)      (2.86)      (7.15)
                                                              ------      ------     -------     -------     -------
      Total from investment activities......................    2.83        4.11       (7.44)      (2.99)      (7.31)
                                                              ------      ------     -------     -------     -------
Distributions:
  Distributions from net investment income..................      --          --          --          --       (0.02)
                                                              ------      ------     -------     -------     -------
Net asset value, end of year................................  $17.19      $14.36     $ 10.25     $ 17.69     $ 20.68
                                                              ======      ======     =======     =======     =======
Total return................................................   19.71%      40.10%     (42.06)%    (14.46)%    (26.01)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 30.0      $ 26.6     $  19.7     $  37.6     $  39.5
  Ratios to average net assets:
    Expenses................................................    1.03%       1.11%       1.11%       1.06%       1.03%
    Net investment loss.....................................   (0.74)%     (0.89)%     (1.02)%     (0.76)%     (0.60)%
  Portfolio turnover rate...................................      64%        236%        160%        142%        152%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 OBJECTIVE

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                    10.00%
Since inception (5/1/00)                   -17.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Nasdaq-100 Index Portfolio returned 10.00% versus 10.74% for the current benchmark, the Nasdaq 100 Index. The Portfolio's return is somewhat below the performance of the Nasdaq 100 Index due primarily to the expenses of managing and operating the Portfolio.

The correlation to the index for the year was 99.51%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in Nasdaq-100 Index Tracking Stock shares
(QQQ). These shares represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq 100 Index. At December 31, 2004, 11.3% of the Portfolio was invested in Nasdaq-100 Index Tracking Stock shares. The top five stock holdings at December 31, 2004, were Microsoft Corp., QUALCOMM, Inc., eBay, Inc., Intel Corp., and Cisco Systems, Inc. The best performers of the year were Kmart Holding Corp. up 313.2%, Autodesk, Inc. up 209.2%, Apple Computer, Inc. up 201.4%, Research in Motion Ltd. up 146.7%, and Sirius Satellite Radio, Inc. up 141.1%.(1)

The Nasdaq-100 Index Portfolio holds the 100 largest and most active non-financial issues listed in the Nasdaq 100 Index. 51% of the Portfolio was made up of information technology stocks at December 31, 2004.(1)

Going forward into 2005, the economy shows signs that it will continue to grow, probably at a slower pace than 2004 due to the Fed's intention to continue to raise rates. In 2004 the Fed raised the Fed Funds rate five times starting in June and every meeting thereafter raising rates from 1.00% to 2.25%. Most economists predict the Fed will raise rates another five or six times throughout the year; raising rates to 3.25% or above.

The price of oil and the strength/weakness of the dollar are a couple of issues that will have an impact on the economy and equity prices in 2005. There are also potential geopolitical issues that could have a material impact on capital markets.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                NASDAQ-100 INDEX PORTFOLIO
                                                            (COMMENCED OPERATIONS MAY 1, 2000)           NASDAQ 100 INDEX
                                                            ----------------------------------           ----------------
05/01/00                                                                 10000.00                           10000.00
                                                                          9852.00                            9828.00
12/00                                                                     6089.52                            6115.96
                                                                          4732.78                            4781.46
12/01                                                                     4100.48                            4114.45
                                                                          2719.85                            2744.34
12/02                                                                     2569.98                            2570.62
                                                                          3119.96                            3141.55
12/03                                                                     3799.80                            3842.75
                                                                          3919.87                            3973.79
12/04                                                                     4179.76                            4255.53

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                    % of Net Assets
Common Stocks (3)                             88.3%
Exchange Traded Funds                         11.3%
Repurchase Agreements and
  Other Net Assets                             0.4%
                                    ---------------
                                             100.0%
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                      % of Net Assets
 1.  Nasdaq-100 Index Tracking Stock            11.3%
 2.  Microsoft Corp.                             6.6%
 3.  QUALCOMM, Inc.                              5.5%
 4.  eBay, Inc.                                  3.8%
 5.  Intel Corp.                                 3.4%
 6.  Cisco Systems, Inc.                         3.0%
 7.  Nextel Communications, Inc.                 2.7%
 8.  Dell, Inc.                                  2.5%
 9.  Amgen, Inc.                                 2.5%
10.  Apple Computer, Inc.                        2.4%

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
    Information Technology                    51.1%
    Consumer Discretionary                    16.7%
    Health Care                               10.9%
    Industrials                                4.1%
    Telecommunication Services                 3.7%
    Consumer Staples                           1.2%
    Materials                                  0.6%
                                    ---------------
                                              88.3%
                                    ===============

OHIO NATIONAL FUND, INC.
NASDAQ - 100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 88.3%                  SHARES        VALUE
-------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 0.7%
C.H. Robinson Worldwide, Inc. .....       1,075   $    59,684
Expeditors International of
  Washington, Inc. ................       1,350        75,438
                                                  -----------
                                                      135,122
                                                  -----------
BIOTECHNOLOGY - 7.7%
Amgen, Inc. (a)....................       7,572       485,744
Biogen Idec, Inc. (a)..............       4,650       309,736
Chiron Corp. (a)...................       3,350       111,655
Genzyme Corp. (a)..................       3,675       213,407
Gilead Sciences, Inc. (a)..........       5,450       190,696
Invitrogen Corp. (a)...............         615        41,285
MedImmune, Inc. (a)................       3,420        92,716
Millennium Pharmaceuticals, Inc.
  (a)..............................       4,290        51,995
                                                  -----------
                                                    1,497,234
                                                  -----------
CHEMICALS - 0.3%
Sigma - Aldrich Corp. .............         850        51,391
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 1.8%
Apollo Group, Inc. (a).............       2,400       193,704
Career Education Corp. (a).........       1,325        53,000
Cintas Corp. ......................       2,625       115,133
                                                  -----------
                                                      361,837
                                                  -----------
COMMUNICATIONS EQUIPMENT - 11.7%
Cisco Systems, Inc. (a)............      30,125       581,412
Comverse Technology, Inc. (a)......       2,630        64,304
Garmin Ltd. (b)....................       1,275        77,571
JDS Uniphase Corp. (a).............      20,985        66,522
Juniper Networks, Inc. (a).........       4,525       123,035
QUALCOMM, Inc. ....................      25,320     1,073,568
Research In Motion Ltd. (a) (b)....       2,400       197,808
Telefonaktiebolaget LM Ericsson ADR
  (a) (b)..........................       2,225        70,065
Tellabs, Inc. (a)..................       3,050        26,200
                                                  -----------
                                                    2,280,485
                                                  -----------
COMPUTERS & PERIPHERALS - 6.7%
Apple Computer, Inc. (a)...........       7,185       462,714
Dell, Inc. (a).....................      11,700       493,038
Network Appliance, Inc. (a)........       4,810       159,788
QLogic Corp. (a)...................       1,220        44,811
SanDisk Corp. (a)..................       1,925        48,067
Sun Microsystems, Inc. (a).........      18,720       100,714
                                                  -----------
                                                    1,309,132
                                                  -----------
CONTAINERS & PACKAGING - 0.3%
Smurfit - Stone Container Corp.
  (a)..............................       3,200        59,776
                                                  -----------

                                                     FAIR
COMMON STOCKS - 88.3%                  SHARES        VALUE
-------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.0%
Level 3 Communications, Inc. (a)...       8,675   $    29,408
MCI, Inc. (a)......................       4,425        89,208
NTL, Inc. (a)......................       1,225        89,376
                                                  -----------
                                                      207,992
                                                  -----------
ELECTRICAL EQUIPMENT - 0.3%
American Power Conversion Corp. ...       2,450        52,430
                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-
  1.4%
CDW Corp. .........................       1,105        73,317
Flextronics International Ltd. (a)
  (b)..............................       7,775       107,451
Molex, Inc. .......................       1,255        37,650
Sanmina - SCI Corp. (a)............       7,120        60,306
                                                  -----------
                                                      278,724
                                                  -----------
FOOD & STAPLES RETAILING - 1.2%
Costco Wholesale Corp. ............       3,160       152,976
Whole Foods Market, Inc. ..........         775        73,896
                                                  -----------
                                                      226,872
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.3%
Biomet, Inc. ......................       4,375       189,831
DENTSPLY International, Inc. ......       1,000        56,200
                                                  -----------
                                                      246,031
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 1.0%
Express Scripts, Inc. (a)..........         875        66,885
Lincare Holdings, Inc. (a).........       1,250        53,313
Patterson Cos., Inc. (a)...........       1,680        72,895
                                                  -----------
                                                      193,093
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -2.7%
Starbucks Corp. (a)................       7,075       441,197
Wynn Resorts Ltd. (a)..............       1,375        92,015
                                                  -----------
                                                      533,212
                                                  -----------
INTERNET & CATALOG RETAIL - 5.9%
Amazon.Com, Inc. (a)...............       3,475       153,908
eBay, Inc. (a).....................       6,330       736,052
IAC/InterActiveCorp (a)............       9,180       253,552
                                                  -----------
                                                    1,143,512
                                                  -----------
INTERNET SOFTWARE & SERVICES - 2.2%
VeriSign, Inc. (a).................       3,080       103,241
Yahoo!, Inc. (a)...................       8,460       318,773
                                                  -----------
                                                      422,014
                                                  -----------
IT SERVICES - 2.0%
BEA Systems, Inc. (a)..............       4,800        42,528
Cognizant Technology Solutions
  Corp. (a)........................       1,650        69,844
Fiserv, Inc. (a)...................       3,137       126,076
Paychex, Inc. .....................       4,595       156,598
                                                  -----------
                                                      395,046
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ - 100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 88.3%                  SHARES        VALUE
-------------------------------------------------------------
MACHINERY - 1.0%
PACCAR, Inc. ......................       2,487   $   200,154
                                                  -----------
MEDIA - 4.9%
Comcast Corp. (a)..................      12,190       405,683
EchoStar Communications Corp. .....       2,860        95,066
Lamar Advertising Co. (a)..........       1,100        47,058
Liberty Media International, Inc.
  (a)..............................       2,275       105,173
Pixar (a)..........................         745        63,780
Sirius Satellite Radio, Inc. (a)...      17,500       133,875
XM Satellite Radio Holdings, Inc. -
  Class A (a)......................       2,700       101,574
                                                  -----------
                                                      952,209
                                                  -----------
MULTILINE RETAIL - 0.8%
Dollar Tree Stores, Inc. (a).......       1,400        40,152
Kmart Holding Corp. (a)............       1,200       118,740
                                                  -----------
                                                      158,892
                                                  -----------
PHARMACEUTICALS - 0.9%
Teva Pharmaceutical Industries,
  Ltd. ADR (b).....................       5,885       175,726
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 11.5%
Altera Corp. (a)...................       6,700       138,690
Applied Materials, Inc. (a)........      11,250       192,375
ATI Technologies, Inc. (a) (b).....       3,150        61,078
Broadcom Corp. (a).................       3,150       101,682
Intel Corp. .......................      28,345       662,990
Intersil Corp. ....................       1,950        32,643
KLA - Tencor Corp. (a).............       3,025       140,904
Lam Research Corp. (a).............       1,800        52,038
Linear Technology Corp. ...........       5,255       203,684
Marvell Technology Group Ltd. (a)
  (b)..............................       3,300       117,051
Maxim Integrated Products, Inc. ...       5,840       247,558
Microchip Technology, Inc. ........       2,200        58,652
Novellus Systems, Inc. (a).........       1,825        50,899
Xilinx, Inc. ......................       5,905       175,083
                                                  -----------
                                                    2,235,327
                                                  -----------
SOFTWARE - 15.6%
Adobe Systems, Inc. ...............       2,990       187,593
Autodesk, Inc. ....................       3,100       117,645
Check Point Software Technologies
  Ltd.(a) (b)......................       3,245        79,924
Citrix Systems, Inc. (a)...........       2,575        63,165
Electronic Arts, Inc. (a)..........       3,930       242,402
Intuit, Inc. (a)...................       3,015       132,690
Mercury Interactive Corp. (a)......       1,150        52,383
Microsoft Corp. ...................      47,875     1,278,741
Oracle Corp. (a)...................      27,385       375,722

                                                     FAIR
COMMON STOCKS - 88.3%                  SHARES        VALUE
-------------------------------------------------------------
SOFTWARE (CONTINUED)
Siebel Systems, Inc. (a)...........       7,625   $    80,063
Symantec Corp. (a).................       9,415       242,530
Synopsys, Inc. (a).................       1,730        33,943
VERITAS Software Corp. (a).........       5,535       158,024
                                                  -----------
                                                    3,044,825
                                                  -----------
SPECIALTY RETAIL - 2.4%
Bed Bath & Beyond, Inc. (a)........       5,175       206,120
PETsMart, Inc. ....................       1,850        65,731
Ross Stores, Inc. .................       1,855        53,554
Staples, Inc. .....................       4,275       144,110
                                                  -----------
                                                      469,515
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 0.3%
Fastenal Co. ......................         925        56,943
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES - 2.7%
Nextel Communications, Inc. (a)....      17,830       534,900
                                                  -----------
TOTAL COMMON STOCKS (COST
  $17,045,320).....................               $17,222,394
                                                  -----------
                                                     FAIR
EXCHANGE TRADED FUNDS - 11.3%          SHARES        VALUE
-------------------------------------------------------------
Nasdaq - 100 Index Tracking
  Stock............................      55,265   $ 2,205,626
                                                  -----------
TOTAL EXCHANGE TRADED FUNDS (COST
  $2,034,586)......................               $ 2,205,626
                                                  -----------
                                        FACE         FAIR
REPURCHASE AGREEMENTS - 0.2%           AMOUNT        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 0.2%
US Bank 1.600% 01/03/05............  $   25,000   $    25,000
                                                  -----------
 Repurchase price $25,003
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 WF 3.830% 4/15/33
  Fair Value: $24,473
  Fannie Mae Mortgage Back Pool
  #2004 - 39 MF 3.830% 05/25/34
  Fair Value: $1,027
TOTAL REPURCHASE AGREEMENTS (COST
  $25,000).........................               $    25,000
                                                  -----------
TOTAL INVESTMENTS  - 99.8%
  (COST $19,104,906) (C)...........               $19,453,020
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.2%...............                    43,524
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $19,496,544
                                                  ===========

---------------

Abbreviations:
  ADR:  American Depository Receipts
Footnotes:
  (a)   Represents a non - income producing security.
  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
  (c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $1,119,546.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $19,104,906)......................  $19,453,020
  Cash......................................       21,846
  Receivable for securities sold............      179,924
  Receivable for fund shares sold...........        6,738
  Dividends and accrued interest
    receivable..............................        7,383
  Prepaid expenses and other assets.........          263
                                              -----------
    Total assets............................   19,669,174
                                              -----------
Liabilities:
  Payable for securities purchased..........      145,334
  Payable for fund shares redeemed..........        8,386
  Payable for investment management
    services................................        6,601
  Accrued custody expense...................          808
  Accrued professional fees.................        6,916
  Accrued accounting fees...................        2,766
  Accrued printing and proxy fees...........        1,395
  Other accrued expenses....................          424
                                              -----------
    Total liabilities.......................      172,630
                                              -----------
Net assets..................................  $19,496,544
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,660,128
  Paid-in capital in excess of par value....   18,978,448
  Accumulated net realized losses on
    investments.............................   (4,606,827)
  Net unrealized appreciation on
    investments.............................      348,114
  Undistributed net investment income.......      116,681
                                              -----------
Net assets..................................  $19,496,544
                                              ===========
Shares outstanding..........................    4,660,128

Net asset value per share...................  $      4.18
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $      730
  Dividends (net of withholding tax of
    $227)....................................     216,944
                                               ----------
    Total investment income..................     217,674
                                               ----------
Expenses:
  Management fees............................     131,887
  Custodian fees.............................       4,573
  Directors' fees............................         669
  Professional fees..........................       7,998
  Accounting fees............................      14,804
  Printing and proxy fees....................       2,574
  Other......................................          35
                                               ----------
    Total expenses...........................     162,540
      Less expenses voluntarily reduced or
         reimbursed by advisor...............     (61,547)
                                               ----------
    Net expenses.............................     100,993
                                               ----------
    Net investment income....................     116,681
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................    (637,720)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   2,290,393
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................   1,652,673
                                               ----------
    Change in net assets from operations.....  $1,769,354
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2004            2003
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income (loss)..............................  $   116,681     $   (49,202)
  Net realized gains (losses) on investments................     (637,720)       (367,274)
  Change in unrealized appreciation/depreciation on
    investments.............................................    2,290,393       4,659,202
                                                              -----------     -----------
    Change in net assets from operations....................    1,769,354       4,242,726
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    5,385,918       9,994,375
  Paid for shares redeemed..................................   (4,355,256)     (5,216,307)
                                                              -----------     -----------
    Change in net assets from capital transactions..........    1,030,662       4,778,068
                                                              -----------     -----------
      Change in net assets..................................    2,800,016       9,020,794
Net Assets:
  Beginning of year.........................................   16,696,528       7,675,734
                                                              -----------     -----------
  End of year...............................................  $19,496,544     $16,696,528
                                                              ===========     ===========
  Undistributed net investment income.......................  $   116,681     $        --
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                                                             MAY 1, 2000*
                                                                       YEARS ENDED DECEMBER 31,                   TO
                                                              ------------------------------------------     DECEMBER 31,
                                                               2004        2003       2002        2001           2000
                                                              ------      ------     -------     -------     ------------
Per share operating performance:
Net asset value, beginning of year or period................  $ 3.80      $ 2.57     $  4.10     $  6.09       $ 10.00
Investment activities:
  Net investment income (loss)..............................    0.03       (0.01)      (0.01)      (0.02)        (0.05)
  Net realized & unrealized gains (losses) on investments...    0.35        1.24       (1.52)      (1.97)        (3.86)
                                                              ------      ------     -------     -------       -------
      Total from investment activities......................    0.38        1.23       (1.53)      (1.99)        (3.91)
                                                              ------      ------     -------     -------       -------
Net asset value, end of year or period......................  $ 4.18      $ 3.80     $  2.57     $  4.10       $  6.09
                                                              ======      ======     =======     =======       =======
Total return................................................   10.00%      47.86%     (37.32)%    (32.68)%      (39.10)%(b)
Ratios and supplemental data:
  Net assets at end of year or period (millions)............  $ 19.5      $ 16.7     $   7.7     $   9.9       $   6.6
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................    0.58%       0.67%       0.68%       0.74%         1.12%(a)
      Net investment income (loss)..........................    0.67%      (0.44)%     (0.56)%     (0.60)%       (0.86)%(a)
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................    0.93%       1.05%       1.08%       1.05%         1.12%(a)
    Portfolio turnover rate.................................      20%         64%        103%         58%           36%

---------------

(a) Annualized.

(b) Not annualized.

*  Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 OBJECTIVE

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     8.62%
Since inception (5/1/02)                     4.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Bristol Portfolio returned 8.62% versus 10.87% for the current benchmark, the S&P 500 Index.

Despite a positive outlook from the Federal Reserve Board during the course of the year, the market was restrained for most of the year due to concerns over high oil prices leading to accelerated inflation, and weakening consumer confidence. The Portfolio underperformed the S&P 500 Index for the first three quarters, one of the reasons being that we were not willing to overweight the energy sector in a high commodity price environment. In the fourth quarter, the market rallied post the elections, and due to strong returns in our basic materials and consumer staples stocks we outperformed the index. Mainly though, underperformance for the year can be attributed to a few names which are discussed below.(1)

For most of the year, we did not have any clear sector bets. Early on in the year, the Portfolio was overweighted in financials, as we found overdue pessimism in the market regarding rate increases and found valuation favorable in the sector. For the year, we also had a slight bias to be overweighted in the industrial and technology sectors. This played on the theme of positive revisions that we were seeing in these sectors in conjunction with the ongoing recovery in the domestic economy. Valuation was also very compelling in both the technology and industrial sectors, especially in light of the fact that we believed there was upside to outyear consensus numbers.(1)

Despite the rise in the price of oil, energy was an area that we were underweighted in for most of the year. The commodity-based sectors have always been a problem for us, because they tend not to act in accordance with our valuation or revision discipline. This was also a reason for our underweighting in the basic materials sector. We were slightly overweighted in the health care sector for the year. However, we had stock specific issues at Wellpoint, Inc., Celgene Corp., and Pfizer, Inc. that did not allow us to participate in the post-election sector rally.(1)

Even though we were underweighted in energy, XTO Energy, Inc., (up 35%), EOG Resources, Inc., (up 23%), and Occidental Petroleum Corp., (up 14%) were positive contributors to the Portfolio. The best performing stock for the year was Bunge Ltd., which was up 63%. Bunge Ltd. saw strong demand for soybeans out of China. QUALCOMM, Inc. was the second best performing stock in the Portfolio, up 52%. QUALCOMM, Inc. saw positive demand for their handsets, and subsequent positive revisions during the year, as well as an optimistic outlook for adoption of their WCDMA technology. Monsanto Co. was another strong performing stock in the Portfolio, up 50%. Monsanto Co. has begun to see a growing acceptance in South America and Europe for genetically modified food, which has been leading to positive earning revisions.(1)

Two technology names that hurt us the most in 2004 were Siebel Systems, Inc., down 43%, and International Rectifier Corp., down 21%. Siebel Systems, Inc. missed their second quarter EPS number, along with the rest of the software sector. International Rectifier Corp. never missed numbers, but the entire semiconducter sector underperformed the broader market. SPX Corp. was down 22%, as they missed numbers in the first quarter. We also underperformed in three health care stocks. Boston Scientific Corp. was down 22% due to a product recall. Caremark Rx Inc. down 17%, McKesson HBOC Inc. down 11%, and Wellpoint, Inc. down 20%, also were contributors on the downside. Caremark Rx Inc. was impacted by slowing growth at a competitor, as well as continued government investigations into the industry. McKesson HBOC Inc. was hurt early in year when worries about transitioning to fee for service business, this hurt margins for all three of the large distributors. Wellpoint, Inc. was hurt by Spitzer's investigations, negative revisions due to fears of competition, and doubts as to whether their merger with Athem would be completed.(1)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

We remain overweighted in technology in the first quarter of 2005 and overweighted in materials, adding Phelps Dodge Corp., The Dow Chemical Co., and Temple-Inland, Inc. We remain underweighted in financials and consumer oriented stocks. We are not finding many attractive valuations with positive earnings revisions in these two groups. The Portfolio is biased towards a positive view on the economy. If China growth should slip precipitously, or a terrorist act sends oil prices even higher, our performance may suffer. However, barring unforeseen geopolitical events, we feel the Portfolio is properly positioned to outperform if world economies continue to grow.(1)
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                BRISTOL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2002)                 S&P 500 INDEX
                                                                ----------------------------              -------------
05/01/02                                                                 10000.00                           10000.00
                                                                          8951.00                            9138.00
12/02                                                                     7901.05                            8197.70
                                                                          8811.25                            9161.75
12/03                                                                    10464.20                           10548.80
                                                                         10695.50                           10911.70
12/04                                                                    11366.10                           11695.20

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                    % of Net Assets
Common Stocks (3)
                                               97.7
Repurchase Agreements and Other
  Net Assets
                                                2.3
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                     % of Net Assets
 1.  Citigroup, Inc.                             3.0
 2.  Microsoft Corp.                             3.0
 3.  General Electric Co.                        2.9
 4.  Time Warner, Inc.                           2.5
 5.  Maxim Integrated Products,
     Inc.                                        2.2
 6.  Johnson & Johnson                           2.2
 7.  Altera Corp.                                2.2
 8.  Pfizer, Inc.                                2.2
 9.  Google, Inc.                                2.2
10.  3M Co.                                      2.1

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Information Technology                   21.6
      Financials                               16.6
      Health Care                              15.6
      Consumer Discretionary                   11.7
      Industrials                              10.8
      Consumer Staples                          9.5
      Materials                                 5.5
      Energy                                    3.8
      Telecommunication Services                2.0
      Utilities                                 0.6
                                    ---------------
                                               97.7
                                    ===============

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                      FAIR
COMMON STOCKS - 97.7%                   SHARES       VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 1.6%
L-3 Communications Holdings,
  Inc. .............................       1,800   $  131,832
                                                   ----------
AIR FREIGHT & LOGISTICS - 2.1%
FedEx Corp. ........................       1,700      167,433
                                                   ----------
BIOTECHNOLOGY - 4.0%
Amgen, Inc. (a).....................       2,500      160,375
Celgene Corp. (a)...................       6,000      159,180
                                                   ----------
                                                      319,555
                                                   ----------
CAPITAL MARKETS - 2.0%
Morgan Stanley......................       2,900      161,008
                                                   ----------
CHEMICALS - 4.0%
Monsanto Co. .......................       2,900      161,095
The Dow Chemical Co. ...............       3,300      163,383
                                                   ----------
                                                      324,478
                                                   ----------
COMMERCIAL BANKS - 1.9%
SunTrust Banks, Inc. ...............       2,100      155,148
                                                   ----------
COMMUNICATIONS EQUIPMENT - 2.1%
QUALCOMM, Inc. .....................       3,900      165,360
                                                   ----------
COMPUTERS & PERIPHERALS - 3.8%
Dell, Inc. (a)......................       3,600      151,704
International Business Machines
  Corp. ............................       1,600      157,728
                                                   ----------
                                                      309,432
                                                   ----------
CONSUMER FINANCE - 2.0%
American Express Co. ...............       2,900      163,473
                                                   ----------
CONTAINERS & PACKAGING - 0.9%
Temple-Inland, Inc. ................       1,000       68,400
                                                   ----------
DIVERSIFIED FINANCIAL SERVICES -5.0%
Citigroup, Inc. ....................       5,000      240,900
JPMorgan Chase & Co. ...............       4,100      159,941
                                                   ----------
                                                      400,841
                                                   ----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 2.0%
Sprint Corp. .......................       6,400      159,040
                                                   ----------
ELECTRIC UTILITIES - 0.6%
TXU Corp. ..........................         700       45,192
                                                   ----------
FOOD & STAPLES RETAILING - 1.8%
Wal-Mart Stores, Inc. ..............       2,800      147,896
                                                   ----------
FOOD PRODUCTS - 0.6%
Bunge Ltd. (b)......................         900       51,309
                                                   ----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.6%
St Jude Medical, Inc. (a)...........       3,000      125,790
                                                   ----------
HEALTH CARE PROVIDERS &
  SERVICES - 3.0%
Accredo Health, Inc. (a)............       2,300       63,756
Community Health Systems, Inc.
  (a)...............................       1,200       33,456
UnitedHealth Group, Inc. ...........       1,600      140,848
                                                   ----------
                                                      238,060
                                                   ----------
HOUSEHOLD DURABLES - 2.0%
Sony Corp. ADR (b)..................       4,200      163,632
                                                   ----------

                                                      FAIR
COMMON STOCKS - 97.7%                   SHARES       VALUE
-------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.1%
Clorox Co. .........................       2,900   $  170,897
                                                   ----------
INDUSTRIAL CONGLOMERATES - 7.1%
3M Co. .............................       2,100      172,347
General Electric Co. ...............       6,500      237,250
Tyco International Ltd. (b).........       4,600      164,404
                                                   ----------
                                                      574,001
                                                   ----------
INSURANCE - 3.9%
Chubb Corp. ........................       1,900      146,110
Hartford Financial Services Group,
  Inc. .............................       2,400      166,344
                                                   ----------
                                                      312,454
                                                   ----------
INTERNET SOFTWARE & SERVICES - 2.2%
Google, Inc. (a)....................         900      173,790
                                                   ----------
IT SERVICES - 2.0%
Accenture Ltd. (a) (b)..............       6,000      162,000
                                                   ----------
MEDIA - 4.4%
The Walt Disney Co. ................       5,700      158,460
Time Warner, Inc. (a)...............      10,200      198,288
                                                   ----------
                                                      356,748
                                                   ----------
METALS & MINING - 0.6%
Phelps Dodge Corp. .................         500       49,460
                                                   ----------
MULTILINE RETAIL - 2.0%
Nordstrom, Inc. ....................       3,500      163,555
                                                   ----------
OIL & GAS - 3.8%
Apache Corp. .......................       3,100      156,767
Occidental Petroleum Corp. .........       2,600      151,736
                                                   ----------
                                                      308,503
                                                   ----------
PERSONAL PRODUCTS - 4.0%
Avon Products, Inc. ................       4,100      158,670
The Estee Lauder Cos. Inc. .........       3,500      160,195
                                                   ----------
                                                      318,865
                                                   ----------
PHARMACEUTICALS - 7.0%
Eli Lilly & Co. ....................       1,400       79,450
IVAX Corp. (a)......................       8,400      132,888
Johnson & Johnson...................       2,800      177,576
Pfizer, Inc. .......................       6,500      174,785
                                                   ----------
                                                      564,699
                                                   ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 8.5%
Altera Corp. (a)....................       8,500      175,950
Analog Devices, Inc. ...............       4,300      158,756
Maxim Integrated Products, Inc. ....       4,200      178,038
Texas Instruments, Inc. ............       6,900      169,878
                                                   ----------
                                                      682,622
                                                   ----------
SOFTWARE - 3.0%
Microsoft Corp. ....................       8,900      237,719
                                                   ----------
SPECIALTY RETAIL - 2.0%
Home Depot, Inc. ...................       3,700      158,138
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                      FAIR
COMMON STOCKS - 97.7%                   SHARES       VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY
  GOODS - 1.3%
Reebok International Ltd. ..........       2,400   $  105,600
                                                   ----------
THRIFTS & MORTGAGE FINANCE - 1.8%
Sovereign Bancorp, Inc. ............       6,600      148,830
                                                   ----------
TOBACCO - 1.0%
Altria Group, Inc. .................       1,300       79,430
                                                   ----------
TOTAL COMMON STOCKS (COST
  $7,464,442).......................               $7,865,190
                                                   ----------

                                         FACE         FAIR
REPURCHASE AGREEMENTS - 2.1%            AMOUNT       VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 2.1%
US Bank 1.600% 01/03/05.............  $  172,000   $  172,000
                                                   ----------
 Repurchase price $172,023
 Collateralized by:
  Freddie Mac Mortgage Back Pool
  #2609 3.830% 4/15/33
  Fair Value: $168,371
  Fannie Mae Mortgage Back Pool
  #2004-39 3.830% 05/25/34
  Fair Value: $7,063
TOTAL REPURCHASE AGREEMENTS (COST
  $172,000).........................               $  172,000
                                                   ----------
TOTAL INVESTMENTS - 99.8%
  (COST $7,636,442) (C).............               $8,037,190
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.2%................                   15,055
                                                   ----------
TOTAL NET ASSETS - 100.0%...........               $8,052,245
                                                   ==========

---------------

Abbreviations:
       American Depository Receipts
 ADR:
Footnotes:
  (a)  Represents a non-income producing security.
  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
  (c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $13,789.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $7,636,442)........................  $8,037,190
  Cash.......................................          90
  Receivable for securities sold.............     309,515
  Receivable for fund shares sold............       1,271
  Dividends and accrued interest
    receivable...............................       7,965
  Prepaid expenses and other assets..........         110
                                               ----------
    Total assets.............................   8,356,141
                                               ----------
Liabilities:
  Payable for securities purchased...........     293,390
  Payable for fund shares redeemed...........         870
  Accrued custody expense....................         803
  Accrued professional fees..................       6,826
  Accrued accounting fees....................       1,424
  Accrued printing and proxy fees............         583
                                               ----------
    Total liabilities........................     303,896
                                               ----------
Net assets...................................  $8,052,245
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  800,648
  Paid-in capital in excess of par value.....   6,567,301
  Accumulated net realized gains on
    investments..............................     256,762
  Net unrealized appreciation on
    investments..............................     400,748
  Undistributed net investment income........      26,786
                                               ----------
Net assets...................................  $8,052,245
                                               ==========
Shares outstanding...........................     800,648

Net asset value per share....................  $    10.06
                                               ==========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest...................................  $    1,334
  Dividends (net of withholding tax of
    $77).....................................     125,141
  Other income...............................         386
                                               ----------
    Total investment income..................     126,861
                                               ----------
Expenses:
  Management fees............................      59,238
  Custodian fees.............................       4,187
  Directors' fees............................         374
  Professional fees..........................       5,964
  Accounting fees............................       7,849
  Printing and proxy fees....................       1,066
  Other......................................         187
                                               ----------
    Total expenses...........................      78,865
      Less expenses voluntarily reduced or
         reimbursed by advisor...............     (59,238)
                                               ----------
    Net expenses.............................      19,627
                                               ----------
    Net investment income....................     107,234
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................   1,013,946
  Change in unrealized
    appreciation/depreciation
    on investments...........................    (494,578)
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................     519,368
                                               ----------
    Change in net assets from operations.....  $  626,602
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                                 2004           2003
                                                              ----------     -----------
From investment activities:
Operations:
  Net investment income.....................................  $  107,234     $    21,612
  Realized gains (losses) on investments....................   1,013,946         411,191
  Change in unrealized appreciation/depreciation on
    investments.............................................    (494,578)      1,200,507
                                                              ----------     -----------
    Change in net assets from operations....................     626,602       1,633,310
                                                              ----------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............     (80,044)        (21,691)
  Distributions paid from net capital gains.................    (823,351)             --
                                                              ----------     -----------
    Change in net assets from distributions to
     shareholders...........................................    (903,395)        (21,691)
                                                              ----------     -----------
Capital transactions:
  Received from shares sold.................................     950,660       3,653,125
  Received from dividends and capital gains reinvested......     903,395          21,691
  Paid for shares redeemed..................................    (524,968)     (1,262,598)
                                                              ----------     -----------
    Change in net assets from capital transactions..........   1,329,087       2,412,218
                                                              ----------     -----------
      Change in net assets..................................   1,052,294       4,023,837
Net Assets:
  Beginning of year.........................................   6,999,951       2,976,114
                                                              ----------     -----------
  End of year...............................................  $8,052,245     $ 6,999,951
                                                              ==========     ===========
  Undistributed net investment income.......................  $   26,786     $        --
                                                              ==========     ===========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED         MAY 1, 2002*
                                                                 DECEMBER 31,             TO
                                                              ------------------     DECEMBER 31,
                                                               2004        2003          2003
                                                              ------      ------     ------------
Per share operating performance:
Net asset value, beginning of year or period................  $10.43      $ 7.90       $ 10.00
Investment activities:
  Net investment income.....................................    0.13        0.03         (0.01)
  Net realized & unrealized gains (losses) on investments...    0.63        2.53         (2.09)
                                                              ------      ------       -------
      Total from investment activities......................    0.76        2.56         (2.10)
                                                              ------      ------       -------
Distributions:
  Distributions from net investment income..................   (0.10)      (0.03)           --
  Distributions of net realized capital gains...............   (1.03)         --            --
                                                              ------      ------       -------
      Total distributions...................................   (1.13)      (0.03)           --
                                                              ------      ------       -------
Net asset value, end of year or period......................  $10.06      $10.43       $  7.90
                                                              ======      ======       =======
Total return................................................    8.62%      32.44%       (21.00)%(b)
Ratios and supplemental data:
Net assets at end of year or period (millions)..............  $  8.1      $  7.0       $   3.0
Ratios to average net assets:
  Ratios net of expenses reduced or reimbursed by advisor:
    Expenses................................................    0.27%       0.86%         1.71% (a)
    Net investment income (loss)............................    1.45%       0.39%        (0.24)%(a)
  Ratios assuming no expenses reduced or reimbursed by
    advisor:
    Expenses................................................    1.07%       1.25%         1.83% (a)
  Portfolio turnover rate...................................     300%        224%           98%

---------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 OBJECTIVE

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     7.50%
Since inception (5/1/02)                     0.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2004, the Ohio National Bryton Growth Portfolio returned 7.50% versus 14.29% for the current benchmark, the Russell 2000 Growth Index.

The underperformance occurred in the first half of the year, mainly due to our overweight in the technology sector and underweight in the health care sector.(1)

Early on in the year, the Portfolio overweighed the technology sector as we expected that the U.S. economy would continue to recover and profit margins would expand. Technology stocks indeed outperformed in the first quarter. As the Fed changed its posture regarding interest rate policy, investors began to worry about the valuations of technology stocks after significant outperformance. Furthermore, estimates became too optimistic. We reduced our holdings in the sector due to valuation concern and negative revisions. Unfortunately, some of our holdings missed earning targets and were punished. We benefited from being underweighted in technology in the second and third quarters as these stocks continued to turn in disappointing earnings and underperformed. As we entered the fourth quarter, many stocks' valuations became reasonable and earning estimates achievable, and we added back some technology shares that helped us participate in the year-end rally.(1)

Our underweight in health care also contributed to the underperformance. There were several potential blockbuster drugs, which won approval in the beginning of the year. The biotech sector as a whole rallied as a result. We gradually added more stocks in the health care sector for their robust growth potential, reasonable valuation, and positive revisions, and that helped us for the remainder of the year.(1)

Among the best performers, Ceradyne, Inc. more than doubled last year as its products were in great demand due to the war in Iraq. While we were underweighted in technology, we had a good concentration of Internet-related stocks that we expected to benefit from the secular growth opportunities. They were among our best performers: InfoSpace, Inc. and VeriSign, Inc., almost doubled, and ValueClick, Inc. up about 50%. Kinetic Concepts, Inc. was also a strong performing stock in the portfolio, up 60%. It experienced good product sales momentum and saw its end market expanded.(1)

Among the worst performers was Possis Medical, Inc. down 60%, as a medical study unexpectedly showed its products did not offer additional benefit to certain patients. Even as corporate America saw profits grow and balance sheets strengthen, executives were reluctant to increase capital spending. As a result, some of the software companies that we owned found it difficult to win new contracts and eventually missed earning targets. Chordiant Software, Inc., Aspen Technology, Inc., and Ascential Software Corp. were all down over 50%.(1)

As stated above, being underweighted in biotech hurt our performance. One such stock was OSI Pharmaceuticals, Inc., which saw its drug approved, more than doubled before it was removed from the Russell 2000 and placed in the Russell 1000.(1)

We remain overweighted in technology and health care going into 2005 and continue to underweight financials and consumer oriented stocks. We are optimistic that the U.S. economy will continue to expand in the face of rising oil prices and interest rates. We expect corporate profits will continue to grow, and feel the Portfolio is properly positioned for this environment.(1)
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            BRYTON GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 2002)            RUSSELL 2000 GROWTH INDEX
                                                            ----------------------------------      -------------------------
05/01/02                                                                 10000.00                           10000.00
                                                                          8171.00                            8630.00
12/02                                                                     6880.80                            7281.13
                                                                          8140.67                            8688.57
12/03                                                                     9330.84                           10814.70
                                                                          9280.45                           11427.90
12/04                                                                    10030.30                           12360.40

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               98.9
Repurchase Agreements
  Less Net Liabilities                           1.1
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                       % of Net Assets
 1.  Hyperion Solutions Corp.                      2.1
 2.  Silicon Image, Inc.                           2.1
 3.  Akamai Technologies, Inc.                     2.1
 4.  ValueClick, Inc.                              2.0
 5.  aQuantive, Inc.                               2.0
 6.  InfoSpace, Inc.                               2.0
 7.  Engineered Support Systems,
     Inc.                                          2.0
 8.  Quest Software, Inc.                          1.9
 9.  Actuant Corp.                                 1.9
10.  MEMC Electronic Materials,
     Inc.                                          1.9

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Information Technology                   33.5
      Health Care                              24.3
      Industrials                              14.1
      Consumer Discretionary                   12.1
      Financials                                8.6
      Energy                                    3.5
      Consumer Staples                          1.9
      Materials                                 0.9
                                    ---------------
                                               98.9
                                    ===============

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                      FAIR
COMMON STOCKS - 98.9%                   SHARES       VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 3.7%
DRS Technologies, Inc. (a)..........       2,800   $  119,588
Engineered Support Systems, Inc. ...       2,300      136,206
                                                   ----------
                                                      255,794
                                                   ----------
BIOTECHNOLOGY - 7.2%
Cubist Pharmaceuticals, Inc. (a)....       4,000       47,320
Enzon Pharmaceuticals, Inc. (a).....       5,200       71,344
Exelixis, Inc. (a)..................       8,000       76,000
NeoPharm, Inc. (a)..................       6,000       75,060
Protein Design Labs, Inc. (a).......       5,950      122,927
Serologicals Corp. (a)..............       5,084      112,458
                                                   ----------
                                                      505,109
                                                   ----------
COMMERCIAL BANKS - 3.3%
Southwest Bancorp. of Texas,
  Inc. .............................       4,900      114,121
UCBH Holdings, Inc. ................       2,600      119,132
                                                   ----------
                                                      233,253
                                                   ----------
COMMUNICATIONS EQUIPMENT - 1.4%
Comtech Telecommunications Corp.
  (a)...............................       2,526       95,003
                                                   ----------
COMPUTERS & PERIPHERALS - 3.2%
Brocade Communications Systems,
  Inc.(a)...........................      15,000      114,600
palmOne, Inc. (a)...................       3,500      110,425
                                                   ----------
                                                      225,025
                                                   ----------
CONSUMER FINANCE - 1.7%
Providian Financial Corp. (a).......       7,175      118,172
                                                   ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 1.8%
Aeroflex, Inc. (a)..................      10,520      127,502
                                                   ----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 9.4%
ArthroCare Corp. (a)................       3,600      115,416
Cooper Cos., Inc. ..................       1,634      115,344
Inamed Corp. (a)....................       1,780      112,585
Integra LifeSciences Holdings Corp.
  (a)...............................       2,500       92,325
Kinetic Concepts, Inc. (a)..........       1,670      127,421
Syneron Medical Ltd. (a) (b)........       3,000       91,800
                                                   ----------
                                                      654,891
                                                   ----------
HEALTH CARE PROVIDERS &
  SERVICES - 6.2%
Covance, Inc. (a)...................       3,000      116,250
LCA - Vision, Inc. .................       4,875      114,026
Pediatrix Medical Group, Inc. (a)...       1,600      102,480
VCA Antech, Inc. (a)................       5,020       98,392
                                                   ----------
                                                      431,148
                                                   ----------
HOUSEHOLD DURABLES - 1.7%
WCI Communities, Inc. (a)...........       4,000      117,600
                                                   ----------
INTERNET SOFTWARE & SERVICES - 9.8%
Akamai Technologies, Inc. (a).......      11,100      144,633
aQuantive, Inc. (a).................      15,720      140,537
InfoSpace, Inc. (a).................       2,870      136,469
ValueClick, Inc. (a)................      10,580      141,031
VeriSign, Inc. (a)..................       3,600      120,672
                                                   ----------
                                                      683,342
                                                   ----------

                                                      FAIR
COMMON STOCKS - 98.9%                   SHARES       VALUE
-------------------------------------------------------------
INSURANCE - 1.8%
Endurance Specialty Holdings Ltd.
  (b)...............................       3,600   $  123,120
                                                   ----------
IT SERVICES - 3.3%
CheckFree Corp. (a).................       3,000      114,240
Sapient Corp. (a)...................      15,000      118,650
                                                   ----------
                                                      232,890
                                                   ----------
MACHINERY - 10.4%
Actuant Corp. (a)...................       2,570      134,026
Ceradyne, Inc. (a)..................       2,298      131,469
Manitowoc Co. ......................       3,200      120,480
Terex Corp. (a).....................       2,500      119,125
Wabash National Corp. (a)...........       3,670       98,833
Watts Water Technologies, Inc. .....       3,860      124,446
                                                   ----------
                                                      728,379
                                                   ----------
METALS & MINING - 0.9%
GrafTech International Ltd. (a).....       6,850       64,801
                                                   ----------
OIL & GAS - 3.5%
Berry Petroleum Co. - Class A.......       2,700      128,790
Comstock Resources, Inc. (a)........       5,090      112,235
                                                   ----------
                                                      241,025
                                                   ----------
PERSONAL PRODUCTS - 1.9%
Elizabeth Arden, Inc. (a)...........       5,470      129,858
                                                   ----------
PHARMACEUTICALS - 1.5%
Connetics Corp. (a).................       4,300      104,447
                                                   ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 7.0%
MEMC Electronic Materials, Inc.
  (a)...............................      10,000      132,500
PMC - Sierra, Inc. (a)..............      10,000      112,500
RF Micro Devices, Inc. (a)..........      14,000       95,760
Silicon Image, Inc. (a).............       9,000      148,140
                                                   ----------
                                                      488,900
                                                   ----------
SOFTWARE - 7.0%
Hyperion Solutions Corp. (a)........       3,200      149,184
Macromedia, Inc. (a)................       3,000       93,360
Quest Software, Inc. (a)............       8,500      135,575
TIBCO Software, Inc. (a)............       8,500      113,390
                                                   ----------
                                                      491,509
                                                   ----------
SPECIALTY RETAIL - 7.0%
AC Moore Arts & Crafts, Inc. (a)....       4,030      116,104
Claire's Stores, Inc. ..............       4,248       90,270
Dick's Sporting Goods, Inc. (a).....       1,974       69,386
Linens 'N Things, Inc. (a)..........       3,870       95,976
PETCO Animal Supplies, Inc. (a).....       3,035      119,822
                                                   ----------
                                                      491,558
                                                   ----------
TEXTILES, APPAREL & LUXURY
  GOODS - 3.4%
Fossil, Inc. (a)....................       4,500      115,380
Quiksilver, Inc. (a)................       4,200      125,118
                                                   ----------
                                                      240,498
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                      FAIR
COMMON STOCKS - 98.9%                   SHARES       VALUE
-------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.8%
Flagstar Bancorp, Inc. .............       5,510   $  124,526
                                                   ----------
TOTAL COMMON STOCKS (COST
  $5,749,024).......................               $6,908,350
                                                   ----------

                                         FACE         FAIR
REPURCHASE AGREEMENTS - 1.4%            AMOUNT       VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 1.4%
US Bank 1.600% 01/03/05.............  $   97,000   $   97,000
                                                   ----------
 Repurchase price $97,013
 Collateralized by:
  Freddie Mac Mortgage
  Back Pool #2609 WF 3.830% 4/15/33
  Fair Value: $94,954
  Fannie Mae Mortgage
  Back Pool #2004 - 39 MF 3.830%
  05/25/34
  Fair Value: $3,983
TOTAL REPURCHASE AGREEMENTS (COST
  $97,000)..........................               $   97,000
                                                   ----------
TOTAL INVESTMENTS - 100.3%
  (COST $5,846,024) (C).............               $7,005,350
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.3)%...................                  (22,870)
                                                   ----------
TOTAL NET ASSETS - 100.0%...........               $6,982,480
                                                   ==========

---------------

Footnotes:
 (a)  Represents a non-income producing security.
 (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
 (c) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $10,261.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $5,846,024)........................  $7,005,350
  Cash.......................................       1,528
  Receivable for securities sold.............      93,552
  Receivable for fund shares sold............         237
  Dividends and accrued interest
    receivable...............................         199
  Prepaid expenses and other assets..........          92
                                               ----------
    Total assets.............................   7,100,958
                                               ----------
Liabilities:
  Payable for securities purchased...........     108,949
  Payable for fund shares redeemed...........           8
  Accrued custody expense....................         803
  Accrued professional fees..................       6,816
  Accrued accounting fees....................       1,414
  Accrued printing and proxy fees............         488
                                               ----------
    Total liabilities........................     118,478
                                               ----------
Net assets...................................  $6,982,480
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  696,410
  Paid-in capital in excess of par value.....   5,668,305
  Accumulated net realized losses on
    investments..............................    (543,438)
  Net unrealized appreciation on
    investments..............................   1,159,326
  Undistributed net investment income........       1,877
                                               ----------
Net assets...................................  $6,982,480
                                               ==========
Shares outstanding...........................     696,410

Net asset value per share....................  $    10.03
                                               ==========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2004

Investment income:
  Interest.....................................  $  1,388
  Dividends....................................    18,906
  Other........................................       356
                                                 --------
    Total investment income....................    20,650
                                                 --------
Expenses:
  Management fees..............................    53,843
  Custodian fees...............................     4,181
  Directors' fees..............................       268
  Professional fees............................     6,360
  Accounting fees..............................     7,259
  Printing and proxy fees......................       571
  Other........................................       134
                                                 --------
    Total expenses.............................    72,616
      Less expenses voluntarily reduced or
         reimbursed by advisor.................   (53,843)
                                                 --------
    Net expenses...............................    18,773
                                                 --------
    Net investment income......................     1,877
                                                 --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   218,176
  Change in unrealized
    appreciation/depreciation
    on investments.............................   284,079
                                                 --------
    Net realized/unrealized gains (losses) on
      investments..............................   502,255
                                                 --------
    Change in net assets from operations.......  $504,132
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                                 2004           2003
                                                              ----------     ----------
From investment activities:
Operations:
  Net investment income (loss)..............................  $    1,877     $  (31,798)
  Net realized gains (losses) on investments................     218,176        (64,448)
  Change in unrealized appreciation/depreciation on
    investments.............................................     284,079      1,149,090
                                                              ----------     ----------
      Change in net assets from operations..................     504,132      1,052,844
                                                              ----------     ----------
Capital transactions:
  Received from shares sold.................................   1,812,254      2,595,262
  Paid for shares redeemed..................................  (1,189,825)      (523,241)
                                                              ----------     ----------
    Change in net assets from capital transactions..........     622,429      2,072,021
                                                              ----------     ----------
      Change in net assets..................................   1,126,561      3,124,865
Net Assets:
  Beginning of year.........................................   5,855,919      2,731,054
                                                              ----------     ----------
  End of year...............................................  $6,982,480     $5,855,919
                                                              ==========     ==========
  Undistributed net investment income.......................  $    1,877     $       --
                                                              ==========     ==========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED         MAY 1, 2002*
                                                                 DECEMBER 31,             TO
                                                              ------------------     DECEMBER 31,
                                                               2004        2003          2002
                                                              ------      ------     ------------
Per share operating performance:
Net asset value, beginning of year or period................  $ 9.33      $ 6.88       $ 10.00
Investment activities:
  Net investment income (loss)..............................      --       (0.05)        (0.06)
  Net realized & unrealized gains (losses) on investments...    0.70        2.50         (3.06)
                                                              ------      ------       -------
      Total from investment activities......................    0.70        2.45         (3.12)
                                                              ------      ------       -------
Net asset value, end of year or period......................  $10.03      $ 9.33       $  6.88
                                                              ======      ======       =======
Total return................................................     7.5%      35.61%       (31.20)%(b)
Ratios and supplemental data:
Net assets at end of year or period (millions)..............  $  7.0      $  5.9       $   2.7
Ratios to average net assets:
  Ratios net of expenses reduced or reimbursed by advisor:
    Expenses................................................    0.30%       0.99%         1.77% (a)
    Net investment income (loss)............................    0.03%      (0.80)%       (1.45)%(a)
  Ratios assuming no expenses reduced or reimbursed by
    advisor:
    Expenses................................................    1.15%       1.45%         1.98% (a)
  Portfolio turnover rate...................................     150%        201%           38%

---------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 OBJECTIVE

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

Since inception (5/1/04)                    17.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the period that began May 1, 2004 and ended December 31, 2004 the Ohio National U.S. Equity Portfolio returned 17.10% versus 11.43% for the current benchmark, the S&P 1500 Supercomposite Index.

The Portfolio is managed using an all-cap strategy, meaning it invests in securities we believe are undervalued, regardless of their location on the conventional style grid. This investment approach is not limited by restrictions on market capitalization; our system searches for potential industry leadership no matter where it emerges.

The Portfolio successfully weathered significant volatility during the period, which was dominated by theme reversals. Having maintained a tilt toward economically sensitive sectors, the Portfolio outperformed the market during cyclical upturns, but lagged slightly when pullbacks favored more defensive-oriented sectors.

Positions in the Materials and Information Technology sectors contributed significantly to returns, with Financials also adding measurably to performance. In the Index, the Financial and Industrials sectors were the strongest contributors to performance.(1)

Portfolio performance was bolstered during the period by IT services provider Cognizant Technology Solutions Corp., which benefited from adding 40 new clients. Comtech Telecommunications Corp., a communications equipment company, was also a measurable individual stock contributor, fueled by its specialized communications equipment orders by the U.S. Army for use in Iraq and Kuwait. Building Material Holding Corp. gained when it doubled its earnings.(1)

Among the Portfolio's performance laggards were Helen of Troy, Ltd., a household appliance designer and distributor that fell when a press report questioned its accounting practices. The stock was liquidated during the period. Drug distributor Cardinal Health Inc. retreated on regulatory probes into its accounting practices and was subsequently sold. Coventry Health Care Inc. was initially thought to have overpaid for an acquisition, which caused the stock price to drop substantially. The Portfolio liquidated the stock in late October 2004.(1)

We believe the backdrop of economic strength coupled with widespread value and the sustainability of the market advance since the low on August 12, 2004 creates a positive setting for the equity market. The rally has revealed broad participation as investors once again turned their attention to the sound economic underpinnings that have prevailed. With stocks trading at a discount to our estimate of intrinsic worth, our system indicates clear value in the marketplace. Assuming a dissipation of investors' concerns, we contend the rally is sustainable.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                              U.S. EQUITY PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2004)         S&P 1500 SUPERCOMPOSITE INDEX
                                                              --------------------------------    -----------------------------
5/01/04                                                                   10000.00                           10000.00
6/04                                                                      10210.00                           10358.00
12/04                                                                     11709.80                           11143.10

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               93.8
Short-Term Notes and Other Net
  Assets                                         6.2
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                       % of Net Assets
 1.  America Movil SA de CV ADR                    2.3
 2.  Home Depot, Inc.                              1.4
 3.  Reebok International Ltd.                     1.3
 4.  Universal Forest Products,
     Inc.                                          1.3
 5.  Simpson Manufacturing Co.,
     Inc.                                          1.2
 6.  Caremark Rx, Inc.                             1.2
 7.  j2 Global Communications, Inc.                1.2
 8.  L-3 Communications Holdings,
     Inc.                                          1.2
 9.  UnitedHealth Group, Inc.                      1.2
10.  SkyWest, Inc.                                 1.2

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Consumer Discretionary                   17.9
      Information Technology                   17.5
      Industrials                              16.7
      Financials                               14.4
      Health Care                              12.6
      Materials                                 7.3
      Telecommunication Services                3.3
      Energy                                    2.2
      Utilities                                 1.3
      Consumer Staples                          0.6
                                    ---------------
                                               93.8
                                    ===============

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 93.8%                 SHARES        VALUE
-------------------------------------------------------------
AEROSPACE & DEFENSE - 3.2%
Curtiss-Wright Corp. .............         610   $     35,020
EDO Corp. ........................       1,070         33,972
L-3 Communications Holdings,
  Inc. ...........................         790         57,860
Lockheed Martin Corp. ............         270         14,999
Northrop Grumman Corp. ...........         230         12,503
                                                 ------------
                                                      154,354
                                                 ------------
AIRLINES - 1.2%
SkyWest, Inc. ....................       2,790         55,967
                                                 ------------
AUTO COMPONENTS - 0.4%
Bandag, Inc. .....................         390         19,426
                                                 ------------
AUTOMOBILES - 0.9%
Harley-Davidson, Inc. ............         430         26,122
Winnebago Industries, Inc. .......         480         18,749
                                                 ------------
                                                       44,871
                                                 ------------
BUILDING PRODUCTS - 3.4%
Masco Corp. ......................       1,140         41,644
Simpson Manufacturing Co.,
  Inc. ...........................       1,700         59,330
Universal Forest Products,
  Inc. ...........................       1,440         62,496
                                                 ------------
                                                      163,470
                                                 ------------
CAPITAL MARKETS - 5.3%
American Capital Strategies
  Ltd. ...........................         790         26,346
Investment Technology Group, Inc.
  (a).............................       1,740         34,800
Investors Financial Services
  Corp. ..........................         570         28,489
Legg Mason, Inc. .................         450         32,967
Lehman Brothers Holdings, Inc. ...         410         35,867
SEI Investments Co. ..............         520         21,804
The Bank of New York Co., Inc. ...         750         25,065
The Bear Stearns Companies
  Inc. ...........................         200         20,462
The Goldman Sachs Group, Inc. ....         280         29,131
                                                 ------------
                                                      254,931
                                                 ------------
CHEMICALS - 4.4%
Agrium, Inc. (b)..................       1,530         25,781
Albemarle Corp. ..................         420         16,258
Cytec Industries, Inc. ...........         360         18,511
Eastman Chemical Co. .............         470         27,133
Headwaters, Inc. (a)..............         210          5,985
Methanex Corp. (b)................       2,170         39,624
PPG Industries, Inc. .............         360         24,538
RPM International, Inc. ..........       1,580         31,063
Wellman, Inc. ....................       2,400         25,656
                                                 ------------
                                                      214,549
                                                 ------------
COMMERCIAL BANKS - 3.1%
Bank of America Corp. ............         590         27,724
BB&T Corp. .......................         440         18,502
Comerica, Inc. ...................         420         25,628
Commerce Bancorp Inc. ............         420         27,048
First BanCorp (b).................         550         34,931
Hibernia Corp. ...................         610         18,001
                                                 ------------
                                                      151,834
                                                 ------------

                                                     FAIR
COMMON STOCKS - 93.8%                 SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL SERVICES &
  SUPPLIES - 0.7%
John H Harland Co. ...............         920   $     33,212
                                                 ------------
COMMUNICATIONS EQUIPMENT - 1.4%
Comtech Telecommunications Corp.
  (a).............................       1,130         42,499
Nokia Corp. ADR (b)...............       1,760         27,579
                                                 ------------
                                                       70,078
                                                 ------------
COMPUTERS & PERIPHERALS - 2.8%
EMC Corp. (a).....................       3,610         53,681
Overland Storage, Inc. (a)........       2,740         45,730
Synaptics, Inc. (a)...............       1,220         37,308
                                                 ------------
                                                      136,719
                                                 ------------
CONSTRUCTION MATERIALS - 1.5%
Eagle Materials, Inc. ............         380         32,813
Florida Rock Industries, Inc. ....         420         25,003
Texas Industries, Inc. ...........         230         14,347
                                                 ------------
                                                       72,163
                                                 ------------
CONSUMER FINANCE - 2.8%
Cash America International,
  Inc. ...........................       1,310         38,946
First Cash Financial Services,
  Inc. (a)........................       1,060         28,312
Providian Financial Corp. (a).....       1,710         28,164
World Acceptance Corp. (a)........       1,390         38,239
                                                 ------------
                                                      133,661
                                                 ------------
CONTAINERS & PACKAGING - 0.4%
Owens-Illinois, Inc. (a)..........         770         17,441
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 1.1%
ING Groep NV ADR (b)..............       1,110         33,577
JPMorgan Chase & Co. .............         470         18,335
                                                 ------------
                                                       51,912
                                                 ------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.8%
Sprint Corp. .....................       1,480         36,778
                                                 ------------
ELECTRIC UTILITIES - 0.7%
Allegheny Energy, Inc. (a)........         880         17,345
PNM Resources, Inc. ..............         660         16,691
                                                 ------------
                                                       34,036
                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 2.2%
Benchmark Electronics, Inc. (a)...       1,010         34,441
Ingram Micro, Inc. (a)............       2,040         42,432
Itron, Inc. (a)...................         410          9,803
Paxar Corp. (a)...................         910         20,175
                                                 ------------
                                                      106,851
                                                 ------------
ENERGY EQUIPMENT & SERVICES - 0.4%
Maverick Tube Corp. (a)...........         710         21,513
                                                 ------------
FOOD & STAPLES RETAILING - 0.6%
Nash Finch Co. ...................         830         31,341
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 93.8%                 SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -
  3.3%
CONMED Corp. (a)..................       1,230   $     34,957
Cooper Cos., Inc. ................         460         32,471
SurModics, Inc. (a)...............       1,400         45,514
West Pharmaceutical Services,
  Inc. ...........................       1,800         45,054
                                                 ------------
                                                      157,996
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 9.3%
Aetna, Inc. ......................         440         54,890
Caremark Rx, Inc. (a).............       1,480         58,357
Centene Corp. (a).................       1,440         40,824
CIGNA Corp. ......................         630         51,389
Laboratory Corp Of America
  Holdings (a)....................         910         45,336
Quest Diagnostics Inc. ...........         570         54,464
Renal Care Group, Inc. (a)........       1,370         49,306
UnitedHealth Group, Inc. .........         640         56,339
WellChoice, Inc. (a)..............         760         40,584
                                                 ------------
                                                      451,489
                                                 ------------
HOTELS, RESTAURANTS &
  LEISURE - 2.1%
CEC Entertainment, Inc. (a).......         660         26,380
McDonald's Corp. .................       1,010         32,381
Royal Caribbean Cruises Ltd.
  (b).............................         210         11,432
Sonic Corp. (a)...................       1,090         33,245
                                                 ------------
                                                      103,438
                                                 ------------
HOUSEHOLD DURABLES - 2.7%
D.R. Horton, Inc. ................       1,170         47,163
Harman International Industries,
  Inc. ...........................         220         27,940
Toll Brothers, Inc. (a)...........         780         53,516
                                                 ------------
                                                      128,619
                                                 ------------
INSURANCE - 1.7%
AmerUs Group Co. .................         460         20,838
Selective Insurance Group.........         420         18,581
The Allstate Corp. ...............         370         19,136
UICI..............................         720         24,408
                                                 ------------
                                                       82,963
                                                 ------------
INTERNET SOFTWARE & SERVICES -4.2%
Ask Jeeves (a)....................         380         10,165
Digital Insight Corp. (a).........       2,770         50,968
Digital River, Inc. (a)...........         850         35,368
InfoSpace, Inc. (a)...............       1,000         47,550
j2 Global Communications, Inc.
  (a).............................       1,680         57,960
                                                 ------------
                                                      202,011
                                                 ------------
IT SERVICES - 2.4%
CACI International, Inc. - Class A
  (a).............................         470         32,021
Cognizant Technology Solutions
  Corp. (a).......................         970         41,060
Computer Sciences Corp. (a).......         720         40,587
                                                 ------------
                                                      113,668
                                                 ------------

                                                     FAIR
COMMON STOCKS - 93.8%                 SHARES        VALUE
-------------------------------------------------------------
LEISURE EQUIPMENT &
  PRODUCTS - 1.0%
Brunswick Corp. ..................         530   $     26,235
Eastman Kodak Co. ................         740         23,865
                                                 ------------
                                                       50,100
                                                 ------------
MACHINERY - 2.8%
Flowserve Corp. (a)...............       1,390         38,281
Manitowoc Co. ....................       1,440         54,216
Watts Water Technologies, Inc. ...       1,310         42,234
                                                 ------------
                                                      134,731
                                                 ------------
MEDIA - 1.3%
Fox Entertainment Group, Inc.
  (a).............................         830         25,946
The Walt Disney Co. ..............       1,330         36,974
                                                 ------------
                                                       62,920
                                                 ------------
METALS & MINING - 1.0%
Steel Dynamics, Inc. .............         410         15,531
Steel Technologies, Inc. .........       1,260         34,662
                                                 ------------
                                                       50,193
                                                 ------------
MULTILINE RETAIL - 0.9%
Dollar Tree Stores, Inc. (a)......         690         19,789
Kohl's Corp. (a)..................         510         25,077
                                                 ------------
                                                       44,866
                                                 ------------
MULTI-UTILITIES - 0.6%
Duke Energy Corp. ................         720         18,238
ONEOK, Inc. ......................         350          9,947
                                                 ------------
                                                       28,185
                                                 ------------
OIL & GAS - 1.8%
General Maritime Corp. (a) (b)....         860         34,357
Petroleum Development Corp. (a)...         710         27,385
Ultra Petroleum Corp. (a) (b).....         560         26,953
                                                 ------------
                                                       88,695
                                                 ------------
ROAD & RAIL - 5.4%
Arkansas Best Corp. ..............         980         43,992
Burlington Northern Santa Fe
  Corp. ..........................         920         43,525
CSX Corp. ........................       1,100         44,088
Knight Transportation, Inc. ......       1,680         41,664
Norfolk Southern Corp. ...........       1,200         43,428
Yellow Roadway Corp. (a)..........         790         44,011
                                                 ------------
                                                      260,708
                                                 ------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 4.2%
ATI Technologies, Inc. (a) (b)....       1,740         33,739
Cabot Microelectronics Corp.
  (a).............................         680         27,234
Cree, Inc. (a)....................         800         32,064
KLA-Tencor Corp. (a)..............         440         20,495
Marvell Technology Group Ltd. (a)
  (b).............................       1,330         47,175
Texas Instruments, Inc. ..........       1,640         40,377
                                                 ------------
                                                      201,084
                                                 ------------
SOFTWARE - 0.3%
Sonic Solutions, Inc. (a).........         740         16,606
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 93.8%                 SHARES        VALUE
-------------------------------------------------------------
SPECIALTY RETAIL - 5.9%
Best Buy Co, Inc. ................         690   $     41,000
Building Material Holding
  Corp. ..........................         710         27,186
Finish Line, Inc. ................       2,880         52,704
Home Depot, Inc. .................       1,600         68,384
Michaels Stores, Inc. ............         640         19,181
O'Reilly Automotive, Inc. (a).....         200          9,010
Pacific Sunwear Of California
  (a).............................       1,210         26,934
The Sherwin-Williams Co. .........         780         34,811
Zale Corp. (a)....................         200          5,974
                                                 ------------
                                                      285,184
                                                 ------------
TEXTILES, APPAREL & LUXURY
  GOODS - 2.7%
Polo Ralph Lauren Corp. ..........         720         30,672
Quiksilver, Inc. (a)..............       1,180         35,152
Reebok International Ltd. ........       1,470         64,680
                                                 ------------
                                                      130,504
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 0.4%
Freddie Mac.......................         230         16,951
                                                 ------------
WIRELESS TELECOMMUNICATION
  SERVICES - 2.5%
America Movil SA de CV ADR (b)....       2,110        110,458
Nextel Communications, Inc. (a)...         300          9,000
                                                 ------------
                                                      119,458
                                                 ------------

                                                     FAIR
COMMON STOCKS - 93.8%                 SHARES        VALUE
-------------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES (CONTINUED)
TOTAL COMMON STOCKS
  (COST $3,953,442)...............               $  4,535,476
                                                 ------------

                                         FACE         FAIR
SHORT-TERM NOTES - 5.4%                 AMOUNT       VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 5.4%
Federal Home Loan Bank Discount Note
  2.000% 01/03/2005.................  $  262,000   $  261,988
                                                   ----------
VARIABLE RATE DEMAND NOTES - 0.0%
Wisconsin Corporate Central Credit
  Union
2.090% 12/31/2031 (c)...............         660          660
                                                   ----------
TOTAL SHORT-TERM NOTES
  (COST $262,648)...................               $  262,648
                                                   ----------
TOTAL INVESTMENTS - 99.2%
  (COST $4,216,090) (D).............               $4,798,124
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.8%................                   37,323
                                                   ----------
TOTAL NET ASSETS - 100.0%...........               $4,835,447
                                                   ==========

---------------

Abbreviations:
    ADR: American Depository Receipts
Footnotes:
    (a)  Represents a non-income producing security.
    (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
    (c) Security is a variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR rate.
         The interest rate stated is the rate in effect at year-end.
    (d)  Represents cost for financial reporting and tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets
  Investments in securities, at fair value
    (Cost $4,216,090)........................  $4,798,124
  Receivable for securities sold.............      50,746
  Receivable for fund shares sold............     180,492
  Dividends & accrued interest receivable....       1,917
  Due from advisor...........................         832
  Prepaid expenses and other assets..........          16
                                               ----------
    Total assets.............................   5,032,127
                                               ----------
Liabilities:
  Cash overdraft.............................         171
  Payable for securities purchased...........     184,143
  Payable for fund shares redeemed...........           5
  Payable for investment management
    services.................................       2,715
  Accrued custody expense....................         801
  Accrued professional fees..................       6,769
  Accrued accounting fees....................       1,491
  Accrued printing and proxy fees............         585
                                               ----------
    Total liabilities........................     196,680
                                               ----------
Net assets...................................  $4,835,447
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  412,891
  Paid-in capital in excess of par value.....   3,883,632
  Accumulated net realized losses on
    investments..............................     (43,110)
  Net unrealized appreciation on
    investments..............................     582,034
                                               ----------
Net assets...................................  $4,835,447
                                               ==========
Shares outstanding...........................     412,891

Net asset value per share....................  $    11.71
                                               ==========

 STATEMENT OF OPERATIONS

                           For the Period From May 1, 2004* to December 31, 2004

Investment income:
  Interest.....................................  $  2,403
  Dividends (net of withholding tax of $51)....    13,370
                                                 --------
    Total investment income....................    15,773
                                                 --------
Expenses:
  Management fees..............................    10,650
  Custodian fees...............................     3,165
  Directors' fees..............................        66
  Professional fees............................     9,197
  Accounting fees..............................     5,128
  Printing and proxy fees......................       653
  Other........................................        16
                                                 --------
    Total expenses.............................    28,875
      Less expenses voluntarily reduced or
         reimbursed by advisor.................    (8,862)
                                                 --------
    Net expenses...............................    20,013
                                                 --------
    Net investment loss........................    (4,240)
                                                 --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   (43,110)
  Change in unrealized
    appreciation/depreciation
    on investments.............................   582,034
                                                 --------
    Net realized/unrealized gains (losses) on
      investments..............................   538,924
                                                 --------
    Change in net assets from operations.......  $534,684
                                                 ========

---------------

* Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD
                                                               FROM MAY 1, 2004*
                                                              TO DECEMBER 31, 2004
                                                              --------------------
From investment activities:
Operations:
  Net investment loss.......................................       $   (4,240)
  Net realized gains (losses) on investments................          (43,110)
  Change in unrealized appreciation/depreciation on
    investments.............................................          582,034
                                                                   ----------
      Change in net assets from operations..................          534,684
                                                                   ----------
Capital transactions:
  Received from shares sold.................................        4,950,141
  Paid for shares redeemed..................................         (649,378)
                                                                   ----------
    Change in net assets from capital transactions..........        4,300,763
                                                                   ----------
         Change in net assets...............................        4,835,447
Net Assets:
  Beginning of period.......................................               --
                                                                   ----------
  End of period.............................................       $4,835,447
                                                                   ==========

 FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                               FROM MAY 1, 2004*
                                                              TO DECEMBER 31, 2004
                                                              --------------------
Per share operating performance:
Net asset value, beginning of period........................         $10.00
Investment activities:
  Net investment loss.......................................          (0.01)
  Net realized & unrealized gains (losses) on investments...           1.72
                                                                     ------
      Total from investment activities......................           1.71
                                                                     ------
Net asset value, end of period..............................         $11.71
                                                                     ======
Total return................................................          17.10% (b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................         $  4.8
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................           1.40% (a)
      Net investment loss...................................          (0.30)% (a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................           2.02% (a)
    Portfolio turnover rate.................................             39%

---------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 OBJECTIVE

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

Since Inception (5/1/04)                    13.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the period that began May 1, 2004 and ended December 31, 2004, the Ohio National Balanced Portfolio returned 13.30% versus 8.81% for the current benchmark, a blend of 60% of the Standard & Poor's Supercomposite 1500 Index and 40% of the Lehman Brothers U.S. Universal Index.

Despite widespread expectations that bond yields would trend higher in anticipation of and in conjunction with monetary tightening by the Federal Reserve, the long end of Treasury curve remained virtually unchanged during the period. The bond portion of the Portfolio's tilt toward longer maturities in Government and Agency securities worked in its favor.(1)

In the equity market, the period was marked by a sharp upward rise in stock prices since the market low on August 12, 2004 to the end of the fiscal year. This rally was marked by strong leadership from many economically sensitive industries, including consumer electronics, commodity chemicals, and internet retail.(1)

The value in the equity market compelled us to keep the Portfolio tilted toward equities; at period-end, the Portfolio's total net assets were invested 73% in stocks, 22% in fixed-income securities, and 5% in cash equivalents. The equity portion of the Portfolio was tilted toward such economically sensitive industries throughout the period, as they tended to be the ones that displayed leadership and were under priced relative to ICON's calculation of intrinsic worth.(1)

Among the Portfolio's leading equity contributors, energy company Knightsbridge Tankers Ltd. gained when oil prices rose, while oil & gas exploration and production firm Ultra Petroleum Corp. rose on analysts' upgrades. Steel Technologies Inc. from the Materials sector was driven by an increased demand for steel, particularly from China.(1)

Stocks that detracted from performance during the period included Ferro Corp., a specialty chemicals company, which fell because of inappropriate accounting. We sold this company after that announcement. Heater and air conditioner manufacturer York International Corp. weakened when expenses from faulty furnaces it built in the late 1990s reduced earnings. Drug distributor Cardinal Health, Inc. retreated on regulatory probes into its accounting practices and was subsequently sold.(1)

With interest rates still near historic lows, inflation well contained, and corporate profits strong, we anticipate stocks will continue their move toward fair value. Should valuation continue to be favorable, we expect to maintain the Portfolio's maximum exposure in the equity market for the near future.

Our valuation methodology continues to favor longer-duration bonds. With economic growth about in line with Federal Reserve targets, we believe it is possible to have sustained growth without an increase in interest rates.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                                  60% S&P 1500
                                                   BALANCED PORTFOLIO       SUPERCOMPOSITE INDEX/40%
                                                (COMMENCED OPERATIONS MAY     LEHMAN BROTHERS U.S.       S&P 1500 SUPERCOMPOSITE
                                                        1, 2004)                 UNIVERSAL INDEX                  INDEX
                                                -------------------------   ------------------------     -----------------------
5/01/04                                                 10000.00                    10000.00                    10000.00
6/04                                                    10370.00                    10200.80                    10358.00
12/04                                                   11330.30                    10860.10                    11143.10

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

The unmanaged Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.
We are now using a blended benchmark, 60% of S&P 1500 Supercomposite Index and 40% of Lehman Brothers U.S. Universal Index, as this Portfolio's benchmark because we believe the Portfolio's investments more closely resemble the securities represented in that Index than those only in the former benchmark, the S&P 1500 Supercomposite Index.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               73.0
Corporate Bonds (3)                              7.5
U.S. Government and Agency Bonds                14.4
Short-Term Notes
  Less Net Liabilities                           5.1
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                       % of Net Assets
 1.  U.S. Treasury Bond 7.500%
     11/15/16                                      2.3
 2.  U.S. Treasury Bond 5.000%
     02/15/11                                      1.9
 3.  U.S. Treasury Bond 5.250%
     02/15/29                                      1.9
 4.  U.S. Treasury Bond 3.875%
     05/15/09                                      1.8
 5.  Fannie Mae 7.125% 01/15/30                    1.5
 6.  Fannie Mae 6.250% 05/15/29                    1.4
 7.  Federal Home Loan Bank 5.375%
     08/15/18                                      1.2
 8.  Federal Home Loan Bank 4.500%
     09/16/13                                      1.2
 9.  FactSet Research Systems, Inc.                1.2
10.  Cache, Inc.                                   1.2

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (Combined):

                                    % of Net Assets
      Industrials                              16.0
      Financials                               15.6
      Information Technology                   13.2
      Consumer Discretionary                   11.0
      Materials                                 8.3
      Health Care                               6.0
      Consumer Staples                          5.8
      Energy                                    2.3
      Utilities                                 1.7
      Telecommunication Services                0.6
                                    ---------------
                                               80.5
                                    ===============

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 73.0%                    SHARES     VALUE
------------------------------------------------------------
AEROSPACE & DEFENSE - 1.9%
Goodrich Corp. ........................    200    $    6,528
L-3 Communications Holdings, Inc. .....    140        10,254
Lockheed Martin Corp. .................    170         9,443
Northrop Grumman Corp. ................    110         5,980
                                                  ----------
                                                      32,205
                                                  ----------
AIR FREIGHT & LOGISTICS - 0.6%
Ryder System, Inc. ....................    200         9,554
                                                  ----------
AIRLINES - 0.7%
SkyWest, Inc. .........................    600        12,036
                                                  ----------
AUTO COMPONENTS - 0.6%
Bandag, Inc. ..........................    190         9,464
                                                  ----------
BUILDING PRODUCTS - 1.2%
Griffon Corp. (a)......................    420        11,340
Masco Corp. ...........................    250         9,132
                                                  ----------
                                                      20,472
                                                  ----------
CAPITAL MARKETS - 3.8%
Investment Technology Group, Inc.
  (a)..................................    840        16,800
Morgan Stanley.........................    150         8,328
SEI Investments Co. ...................    260        10,902
The Bank of New York Co., Inc. ........    470        15,707
The Bear Stearns Companies Inc. .......    120        12,277
                                                  ----------
                                                      64,014
                                                  ----------
CHEMICALS - 2.6%
Albemarle Corp. .......................    310        12,000
Eastman Chemical Co. ..................    130         7,505
Methanex Corp. (b).....................    700        12,782
PPG Industries, Inc. ..................    160        10,906
                                                  ----------
                                                      43,193
                                                  ----------
COMMERCIAL BANKS - 2.9%
Bank of America Corp. .................    200         9,398
BB&T Corp. ............................    250        10,512
Comerica, Inc. ........................    140         8,543
Hibernia Corp. ........................    370        10,919
Southwest Bancorp. of Texas, Inc. .....    370         8,617
                                                  ----------
                                                      47,989
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Apollo Group, Inc. (a).................      1            81
R.R. Donnelley & Sons Co. .............    290        10,234
                                                  ----------
                                                      10,315
                                                  ----------
COMMUNICATIONS EQUIPMENT - 2.3%
Comtech Telecommunications Corp. (a)...    360        13,539
Nokia Corp. ADR (b)....................    640        10,029
Spectralink Corp. .....................  1,020        14,464
                                                  ----------
                                                      38,032
                                                  ----------
COMPUTERS & PERIPHERALS - 1.5%
EMC Corp. (a)..........................    820        12,193
Gateway, Inc. (a)......................  2,180        13,102
                                                  ----------
                                                      25,295
                                                  ----------

                                                     FAIR
COMMON STOCKS - 73.0%                    SHARES     VALUE
------------------------------------------------------------
CONSTRUCTION MATERIALS - 1.5%
Eagle Materials, Inc. .................    130    $   11,226
Florida Rock Industries, Inc. .........    240        14,287
                                                  ----------
                                                      25,513
                                                  ----------
CONSUMER FINANCE - 3.3%
AmeriCredit Corp. (a)..................    390         9,536
Cash America International, Inc. ......    640        19,027
Providian Financial Corp. (a)..........    520         8,564
World Acceptance Corp. (a).............    660        18,157
                                                  ----------
                                                      55,284
                                                  ----------
CONTAINERS & PACKAGING - 1.8%
Owens-Illinois, Inc. (a)...............    770        17,440
Silgan Holdings, Inc. .................    210        12,802
                                                  ----------
                                                      30,242
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 0.8%
Citigroup, Inc. .......................    150         7,227
ING Groep NV ADR (b)...................    204         6,171
                                                  ----------
                                                      13,398
                                                  ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.8%
Mettler-Toledo International, Inc.
  (a)..................................    260        13,341
                                                  ----------
FOOD & STAPLES RETAILING - 0.6%
BJ's Wholesale Club, Inc. (a)..........    340         9,904
                                                  ----------
FOOD PRODUCTS - 1.0%
Fresh Del Monte Produce, Inc. (b)......    540        15,989
                                                  ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
Cooper Cos., Inc. .....................    130         9,177
Smith & Nephew PLC ADR (b).............    200        10,352
                                                  ----------
                                                      19,529
                                                  ----------
HEALTH CARE PROVIDERS & SERVICES - 4.8%
Alliance Imaging, Inc. (a).............    880         9,900
AMERIGROUP Corp. (a)...................    170        12,862
Centene Corp. (a)......................    540        15,309
CIGNA Corp. ...........................    230        18,761
Medco Health Solutions, Inc. (a).......    200         8,320
Owens & Minor, Inc. ...................    540        15,212
                                                  ----------
                                                      80,364
                                                  ----------
HOTELS, RESTAURANTS & LEISURE - 2.1%
CEC Entertainment, Inc. (a)............    250         9,992
McDonald's Corp. ......................    400        12,824
Sonic Corp. (a)........................    370        11,285
                                                  ----------
                                                      34,101
                                                  ----------
HOUSEHOLD DURABLES - 0.4%
Harman International Industries,
  Inc. ................................     50         6,350
                                                  ----------
INSURANCE - 1.5%
Selective Insurance Group..............    200         8,848
The Allstate Corp. ....................    170         8,792
UICI...................................    230         7,797
                                                  ----------
                                                      25,437
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 73.0%                    SHARES     VALUE
------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 2.1%
j2 Global Communications, Inc. (a).....    510    $   17,595
WebEx Communications, Inc. (a).........    720        17,122
                                                  ----------
                                                      34,717
                                                  ----------
IT SERVICES - 2.6%
Cognizant Technology Solutions Corp.
  (a)..................................    300        12,699
Computer Sciences Corp. (a)............    300        16,911
The BISYS Group, Inc. (a)..............    820        13,489
                                                  ----------
                                                      43,099
                                                  ----------
LEISURE EQUIPMENT & PRODUCTS - 1.0%
Eastman Kodak Co. .....................    540        17,415
                                                  ----------
MACHINERY - 3.4%
Manitowoc Co. .........................    470        17,695
Stewart & Stevenson Services...........    950        19,219
Terex Corp. (a)........................    200         9,530
The Toro Co. ..........................    120         9,762
                                                  ----------
                                                      56,206
                                                  ----------
METALS & MINING - 1.7%
Steel Dynamics, Inc. ..................    470        17,804
Steel Technologies, Inc. ..............    400        11,004
                                                  ----------
                                                      28,808
                                                  ----------
OIL & GAS - 2.3%
Knightsbridge Tankers Ltd. (b).........    200         6,686
Teekay Shipping Corp. (b)..............    350        14,738
Ultra Petroleum Corp. (a) (b)..........    360        17,327
                                                  ----------
                                                      38,751
                                                  ----------
PAPER & FOREST PRODUCTS - 0.7%
P.H. Glatfelter Co. ...................    790        12,071
                                                  ----------
ROAD & RAIL - 5.0%
Arkansas Best Corp. ...................    290        13,018
Burlington Northern Santa Fe Corp. ....    380        17,978
Canadian National Railway Co. (b)......    180        11,025
J.B. Hunt Transport Services, Inc. ....    210         9,418
Knight Transportation, Inc. ...........    375         9,300
Norfolk Southern Corp. ................    310        11,219
Yellow Roadway Corp. (a)...............    200        11,142
                                                  ----------
                                                      83,100
                                                  ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 2.7%
Cree, Inc. (a).........................    300        12,024
Marvell Technology Group Ltd. (a)
  (b)..................................    430        15,252
Texas Instruments, Inc. ...............    690        16,988
                                                  ----------
                                                      44,264
                                                  ----------
SOFTWARE - 1.2%
FactSet Research Systems, Inc. ........    340        19,870
                                                  ----------

                                                     FAIR
COMMON STOCKS - 73.0%                    SHARES     VALUE
------------------------------------------------------------
SPECIALTY RETAIL - 5.3%
Best Buy Co., Inc. ....................    170    $   10,101
Cache, Inc. (a)........................  1,090        19,642
Finish Line, Inc. .....................    970        17,751
GameStop Corp. (a).....................    480        10,733
Home Depot, Inc. ......................    220         9,403
Michaels Stores, Inc. .................    400        11,988
The Sherwin-Williams Co. ..............    200         8,926
                                                  ----------
                                                      88,544
                                                  ----------
TEXTILES, APPAREL & LUXURY GOODS - 1.6%
Quiksilver, Inc. (a)...................    430        12,810
V.F. Corp. ............................    250        13,845
                                                  ----------
                                                      26,655
                                                  ----------
TOBACCO - 2.1%
Reynolds American, Inc. ...............    200        15,720
UST, Inc. .............................    390        18,763
                                                  ----------
                                                      34,483
                                                  ----------
TRADING COMPANIES & DISTRIBUTORS - 1.1%
Applied Industrial Technologies,
  Inc. ................................    375        10,275
Hughes Supply, Inc. ...................    240         7,764
                                                  ----------
                                                      18,039
                                                  ----------
WATER UTILITIES - 1.7%
American States Water Co. .............    330         8,580
California Water Service Group.........    510        19,201
                                                  ----------
                                                      27,781
                                                  ----------
TOTAL COMMON STOCKS
  (COST $1,057,882)....................           $1,215,824
                                                  ----------

                                          FACE       FAIR
U.S. TREASURY OBLIGATIONS - 9.1%         AMOUNT     VALUE
-----------------------------------------------------------
U.S. Treasury Bond 3.875% 05/15/2009...  $30,000   $ 30,451
U.S. Treasury Bond 5.000% 02/15/2011...  30,000      31,923
U.S. Treasury Bond 3.875% 02/15/2013...  19,000      18,752
U.S. Treasury Bond 7.500% 11/15/2016...  30,000      38,347
U.S. Treasury Bond 5.250% 02/15/2029...  30,000      31,479
                                                   --------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $149,425)......................            $150,952
                                                   --------

                                           FACE       FAIR
U.S. GOVERNMENT AGENCY ISSUES - 5.3%      AMOUNT     VALUE
------------------------------------------------------------
Federal Home Loan Bank 4.500%
  09/16/2013............................  $20,000    $20,171
Federal Home Loan Bank 5.375%
  08/15/2018............................   20,000     20,757
Fannie Mae 6.250% 05/15/2029............   20,000     22,835
Fannie Mae 7.125% 01/15/2030............   20,000     25,240
                                                    --------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (COST $86,647)........................             $89,003
                                                    --------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                          FACE       FAIR
CORPORATE BONDS - 7.5%                   AMOUNT     VALUE
-----------------------------------------------------------
BEVERAGES - 0.7%
Coca-Cola Enterprises, Inc. 8.500%
  02/01/2012...........................  $10,000   $ 12,375
                                                   --------
CAPITAL MARKETS - 0.6%
Merrill Lynch & Co, Inc. 5.000%
  02/03/2014...........................  10,000      10,054
                                                   --------
COMMERCIAL BANKS - 0.6%
BB&T Corp. 4.750% 10/01/2012...........  10,000      10,067
                                                   --------
CONSUMER FINANCE - 0.6%
General Motors Acceptance Corp. 5.125%
  05/09/2008...........................  10,000       9,992
                                                   --------
DIVERSIFIED FINANCIAL SERVICES - 0.6%
Citigroup, Inc. 5.125% 05/05/2014......  10,000      10,260
                                                   --------
DIVERSIFIED TELECOMMUNICATION SERVICES-
  0.6%
Bell Atlantic Pennsylvania, Inc. 6.000%
  2/01/2028............................  10,000       9,900
                                                   --------
FOOD PRODUCTS - 0.8%
Archer-Daniels-Midland Co. 8.375%
  04/15/2017...........................  10,000      12,954
                                                   --------
INDUSTRIAL CONGLOMERATES - 0.9%
General Electric Co. 5.000%
  02/01/2013...........................  15,000      15,415
                                                   --------
MACHINERY - 0.6%
Caterpillar Financial Services Corp.
  4.000% 07/15/2009....................  10,000       9,941
                                                   --------
THRIFTS & MORTGAGE FINANCE - 0.9%
Countrywide Home Loans, Inc. 4.000%
  03/22/2011...........................  15,000      14,604
                                                   --------
TOBACCO - 0.6%
Altria Group, Inc. 6.950% 06/01/2006...  10,000      10,390
                                                   --------
TOTAL CORPORATE BONDS
  (COST $124,254)......................            $125,952
                                                   --------

                                         FACE        FAIR
SHORT-TERM NOTES - 6.1%                 AMOUNT       VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 6.1%
Federal Home Loan Bank Discount Note
2.000% 01/03/2005....................  $101,000   $   100,995
VARIABLE RATE DEMAND NOTES - 0.0%
Wisconsin Corporate Central Credit
  Union 2.090% 12/31/2031 (c)........       205           206
                                                  -----------
TOTAL SHORT-TERM NOTES
  (COST $101,201)....................             $   101,201
                                                  -----------
TOTAL INVESTMENTS - 101.0%
  (COST $1,519,409) (d)..............             $ 1,682,932
Liabilities in Excess of Other
  Assets -- (1.0)%...................                 (16,625)
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $ 1,666,307
                                                  ===========

---------------

Abbreviations:
       American Depository Receipts
 ADR:
Footnotes:
  (a)  Represents a non-income producing security.
  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
  (c) Security is a variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR rate.
       The interest rate stated is the rate in effect at year-end.
  (d) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $3,014.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $1,519,409)........................  $1,682,932
  Dividends and accrued interest
    receivable...............................       5,763
  Prepaid expenses and other assets..........          10
  Due from advisor...........................       2,047
                                               ----------
    Total assets.............................   1,690,752
                                               ----------
Liabilities:
  Cash overdraft.............................       1,416
  Payable for securities purchased...........      12,144
  Payable for fund shares redeemed...........          63
  Payable for investment management
    services.................................       1,022
  Accrued custody expense....................         801
  Accrued professional fees..................       6,764
  Accrued accounting fees....................       1,649
  Accrued printing and proxy fees............         586
                                               ----------
    Total liabilities........................      24,445
                                               ----------
Net assets...................................  $1,666,307
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  147,134
  Paid-in capital in excess of par value.....   1,365,921
  Accumulated net realized losses on
    investments..............................     (15,535)
  Net unrealized appreciation on
    investments..............................     163,523
  Undistributed net investment income........       5,264
                                               ----------
Net assets...................................  $1,666,307
                                               ==========
Shares outstanding...........................     147,134

Net asset value per share....................  $    11.33
                                               ==========

 STATEMENT OF OPERATIONS

                               For Period From May 1, 2004* to December 31, 2004

Investment income:
  Interest.....................................  $  8,119
  Dividends (net of withholding tax of $30)....     6,934
                                                 --------
    Total investment income....................    15,053
                                                 --------
Expenses:
  Management fees..............................     5,016
  Custodian fees...............................     3,163
  Directors' fees..............................        34
  Professional fees............................     9,170
  Accounting fees..............................     5,596
  Printing and proxy fees......................       634
  Other........................................        11
                                                 --------
    Total expenses.............................    23,624
      Less expenses voluntarily reduced or
         reimbursed by advisor.................   (13,835)
                                                 --------
    Net expenses...............................     9,789
                                                 --------
    Net investment income......................     5,264
                                                 --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   (15,535)
  Change in unrealized
    appreciation/depreciation
    on investments.............................   163,523
                                                 --------
    Net realized/unrealized gains (losses) on
      investments..............................   147,988
                                                 --------
    Change in net assets from operations.......  $153,252
                                                 ========

---------------

* Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD
                                                               FROM MAY 1, 2004*
                                                              TO DECEMBER 31, 2004
                                                              --------------------
From investment activities:
Operations:
  Net investment income.....................................       $    5,264
  Net realized gains (losses) on investments................          (15,535)
  Change in unrealized appreciation/depreciation on
    investments.............................................          163,523
                                                                   ----------
      Change in net assets from operations..................          153,252
                                                                   ----------
Capital transactions:
  Received from shares sold.................................        2,257,551
  Paid for shares redeemed..................................         (744,496)
                                                                   ----------
    Change in net assets from capital transactions..........        1,513,055
                                                                   ----------
      Change in net assets..................................        1,666,307
Net Assets:
  Beginning of period.......................................               --
                                                                   ----------
  End of period.............................................       $1,666,307
                                                                   ==========
  Undistributed net investment income.......................       $    5,264
                                                                   ==========

 FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                               FROM MAY 1, 2004*
                                                              TO DECEMBER 31, 2004
                                                              --------------------
Per share operating performance:
Net asset value, beginning of period........................         $10.00
Investment activities:
  Net investment income.....................................           0.04
  Net realized & unrealized gains (losses) on investments...           1.29
                                                                     ------
      Total from investment activities......................           1.33
                                                                     ------
Net asset value, end of period..............................         $11.33
                                                                     ======
Total return................................................          13.30% (b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................         $  1.7
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................           1.46% (a)
      Net investment income.................................           0.78% (a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................           3.52% (a)
    Portfolio turnover rate.................................             39%

---------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 OBJECTIVE

The Covered Call Portfolio seeks modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

 PERFORMANCE AS OF DECEMBER 31, 2004

AVERAGE ANNUAL TOTAL RETURNS:

Since inception (5/1/04)                     7.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the period that began May 1, 2004 and ended December 31, 2004, the Ohio National Covered Call Portfolio returned 7.50% versus 11.43% for the current benchmark, the Standard & Poor's Supercomposite 1500 Index.

The period was marked by a sharp upward rise in stock prices since the market low on August 12, 2004 to the end of the fiscal year. This rally was marked by strong leadership from many economically sensitive industries, including consumer electronics, commodity chemicals, and internet retail. The Portfolio was tilted toward such economically sensitive industries throughout the period, as they tended to be the ones that displayed leadership and were underpriced relative to our calculation of intrinsic worth.(1)

Consistent with the strategy of writing calls against the Portfolio's equity holdings, the Portfolio was not able to capture all of the upward movement in the broader market. The call writing strategy did, however, reduce overall portfolio risk relative to the broader market, demonstrating the return/risk trade-off that an investor should generally expect from a covered call investment strategy.(1)

Overall, implied option volatility was well below historical norms. This translated into less cash generated from the sale of call options relative to what has generally been the case over the past 15 years.(1)

Stocks that detracted from performance during the period included Helen of Troy, Ltd., a household appliance designer and distributor that fell when a press report questioned its accounting practices. The stock was liquidated during the period. Drug distributor Cardinal Health Inc. retreated on regulatory probes into its accounting practices and was subsequently sold. OSI Systems, Inc., an electronics equipment manufacturer, fell on profit concerns and was sold when its relative strength weakened.(1)

In contrast, among the Portfolio's leading company contributors, life and health insurer UICI advanced, having reported strong quarterly results and better-than-expected loss ratios. Cognizant Technology Solutions Corp., an IT consulting and services company in the technology sector, benefited from adding new clients. Metal and glass container products manufacturer Owens-Illinois Inc. rose sharply when third-quarter profits exceeded analysts' expectations.(1)

Our valuation methodology indicates that the market remains about 10% undervalued as the new fiscal period begins. With interest rates still near historic lows, inflation well contained, and corporate profits strong, we believe that stocks are positioned to continue their move toward fair value.

With respect to call writing, we look for a regression upward in implied volatility more in line with historical norms. Should this occur, cash generated from the Portfolio's call writing strategy would increase.
---------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                             COVERED CALL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2004)         S&P 1500 SUPERCOMPOSITE INDEX
                                                             ---------------------------------    -----------------------------
5/01/04                                                                  10000.00                            10000.00
6/04                                                                     10230.00                            10358.00
12/04                                                                    10749.70                            11143.10

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standards and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2004 (1)

                                     % of Net Assets
Common Stocks (3)                               94.6
Short-Term Notes
  Less Net Liabilities                           5.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004 (1) (2)

                                       % of Net Assets
 1.  Burlington Northern Santa Fe
     Corp.                                         1.7
 2.  Steel Dynamics, Inc.                          1.5
 3.  AMERIGROUP Corp.                              1.5
 4.  CNF, Inc.                                     1.5
 5.  Home Depot, Inc.                              1.5
 6.  Yellow Roadway Corp.                          1.4
 7.  Owens-Illinois, Inc.                          1.4
 8.  Lehman Brothers Holdings, Inc.                1.3
 9.  PolyMedica Corp.                              1.3
10.  Harman International
     Industries, Inc.                              1.3

---------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Industrials                              18.8
      Consumer Discretionary                   17.3
      Information Technology                   17.3
      Health Care                              11.8
      Financials                               10.9
      Materials                                 8.1
      Energy                                    4.6
      Consumer Staples                          3.2
      Telecommunication Services                1.8
      Utilities                                 0.8
                                    ---------------
                                               94.6
                                    ===============

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 94.6%                    SHARES     VALUE
------------------------------------------------------------
AEROSPACE & DEFENSE - 0.3%
Alliant Techsystems, Inc. (a)..........    100    $    6,538
                                                  ----------
AIR FREIGHT & LOGISTICS - 1.5%
CNF, Inc. .............................    600        30,060
                                                  ----------
AIRLINES - 1.4%
Alaska Air Group, Inc. (a).............    400        13,396
SkyWest, Inc. .........................    700        14,042
                                                  ----------
                                                      27,438
                                                  ----------
AUTOMOBILES - 0.9%
Harley-Davidson, Inc. .................    300        18,225
                                                  ----------
BEVERAGES - 1.0%
Constellation Brands, Inc. -- Class A
  (a)..................................    400        18,604
                                                  ----------
BIOTECHNOLOGY - 1.0%
Amgen, Inc. (a)........................    300        19,245
                                                  ----------
BUILDING PRODUCTS - 0.7%
Masco Corp. ...........................    400        14,612
                                                  ----------
CAPITAL MARKETS - 3.8%
AG Edwards, Inc. ......................    400        17,284
Investment Technology Group, Inc.
  (a)..................................    500        10,000
Lehman Brothers Holdings, Inc. ........    300        26,244
The Goldman Sachs Group, Inc. .........    200        20,808
                                                  ----------
                                                      74,336
                                                  ----------
CHEMICALS - 2.3%
Albemarle Corp. .......................    200         7,742
Georgia Gulf Corp. ....................    100         4,980
Headwaters, Inc. (a)...................    600        17,100
The Scotts Co. Class A (a).............    200        14,704
                                                  ----------
                                                      44,526
                                                  ----------
COMMERCIAL BANKS - 1.7%
BB&T Corp. ............................    400        16,820
East West Bancorp, Inc. ...............    400        16,784
                                                  ----------
                                                      33,604
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 2.1%
Labor Ready, Inc. (a)..................    900        15,228
NCO Group, Inc. (a)....................    200         5,170
Waste Connections, Inc. (a)............    600        20,550
                                                  ----------
                                                      40,948
                                                  ----------
COMMUNICATIONS EQUIPMENT - 1.5%
Comtech Telecommunications Corp. (a)...    200         7,522
Nokia Corp. ADR (b)....................  1,400        21,938
                                                  ----------
                                                      29,460
                                                  ----------
COMPUTERS & PERIPHERALS - 2.8%
Dell, Inc. (a).........................    400        16,856
EMC Corp. (a)..........................  1,200        17,844
Overland Storage, Inc. (a).............    400         6,676
SanDisk Corp. (a)......................    300         7,491
Stratasys, Inc. (a)....................    200         6,712
                                                  ----------
                                                      55,579
                                                  ----------

                                                     FAIR
COMMON STOCKS - 94.6%                    SHARES     VALUE
------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.6%
The Shaw Group Inc. (a)................    600    $   10,710
                                                  ----------
CONSTRUCTION MATERIALS - 1.1%
Eagle Materials, Inc. .................    200        17,270
Lafarge North America, Inc. ...........    100         5,132
                                                  ----------
                                                      22,402
                                                  ----------
CONSUMER FINANCE - 1.3%
Capital One Financial Corp. ...........    300        25,263
                                                  ----------
CONTAINERS & PACKAGING - 1.6%
Owens-Illinois, Inc. (a)...............  1,200        27,180
Pactiv Corp. (a).......................    200         5,058
                                                  ----------
                                                      32,238
                                                  ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Golden Telecom, Inc. ..................    300         7,926
                                                  ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 2.3%
Global Imaging Systems, Inc. (a).......    200         7,900
Ingram Micro, Inc. (a).................    600        12,480
Jabil Circuit, Inc. (a)................    400        10,232
Mettler-Toledo International, Inc.
  (a)..................................    300        15,393
                                                  ----------
                                                      46,005
                                                  ----------
ENERGY EQUIPMENT & SERVICES - 0.7%
Offshore Logistics, Inc. (a)...........    400        12,988
                                                  ----------
FOOD PRODUCTS - 1.1%
Corn Products International, Inc. .....    400        21,424
                                                  ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Diagnostic Products Corp. .............    300        16,515
PolyMedica Corp. ......................    700        26,103
                                                  ----------
                                                      42,618
                                                  ----------
HEALTH CARE PROVIDERS & SERVICES - 8.6%
Aetna, Inc. ...........................    200        24,950
American Healthways, Inc. (a)..........    700        23,128
AMERIGROUP Corp. (a)...................    400        30,264
CIGNA Corp. ...........................    200        16,314
Coventry Health Care, Inc. (a).........    300        15,924
Dendrite International, Inc. (a).......    800        15,520
Laboratory Corp Of America Holdings
  (a)..................................    500        24,910
Quest Diagnostics Inc. ................    200        19,110
                                                  ----------
                                                     170,120
                                                  ----------
HOTELS, RESTAURANTS & LEISURE - 2.3%
CBRL Group, Inc. ......................    400        16,740
RARE Hospitality International, Inc.
  (a)..................................    300         9,558
Sonic Corp. (a)........................    600        18,300
                                                  ----------
                                                      44,598
                                                  ----------
HOUSEHOLD DURABLES - 2.8%
Harman International Industries,
  Inc. ................................    200        25,400
Toll Brothers, Inc. (a)................    300        20,583
Yankee Candle Co., Inc. (a)............    300         9,954
                                                  ----------
                                                      55,937
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 94.6%                    SHARES     VALUE
------------------------------------------------------------
INSURANCE - 3.1%
Delphi Financial Group.................    200    $    9,230
Loews Corp. ...........................    200        14,060
Selective Insurance Group..............    400        17,696
UICI...................................    600        20,340
                                                  ----------
                                                      61,326
                                                  ----------
INTERNET SOFTWARE & SERVICES - 1.7%
Digital River, Inc. (a)................    400        16,644
j2 Global Communications, Inc. (a).....    300        10,350
WebEx Communications, Inc. (a).........    300         7,134
                                                  ----------
                                                      34,128
                                                  ----------
IT SERVICES - 3.3%
Anteon International Corp. (a).........    200         8,372
CACI International, Inc. -- Class A
  (a)..................................    200        13,626
Cognizant Technology Solutions Corp.
  (a)..................................    500        21,165
Computer Sciences Corp. (a)............    400        22,548
                                                  ----------
                                                      65,711
                                                  ----------
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Eastman Kodak Co. .....................    500        16,125
                                                  ----------
MACHINERY - 4.8%
Ceradyne, Inc. (a).....................    300        17,163
Flowserve Corp. (a)....................    600        16,524
Ingersoll-Rand Co. Ltd. (b)............    100         8,030
Oshkosh Truck Corp. ...................    300        20,514
Reliance Steel & Aluminum Co. .........    400        15,584
The Toro Co. ..........................    200        16,270
                                                  ----------
                                                      94,085
                                                  ----------
METALS & MINING - 3.1%
Alcoa, Inc. ...........................    500        15,710
Nucor Corp. ...........................    300        15,702
Steel Dynamics, Inc. ..................    800        30,304
                                                  ----------
                                                      61,716
                                                  ----------
MULTI-UTILITIES - 0.8%
Questar Corp. .........................    300        15,288
                                                  ----------
OIL & GAS - 3.9%
Ashland, Inc. .........................    200        11,676
Newfield Exploration Co. (a)...........    300        17,715
Suncor Energy, Inc. (b)................    300        10,620
Teekay Shipping Corp. (b)..............    300        12,633
Ultra Petroleum Corp. (a) (b)..........    500        24,065
                                                  ----------
                                                      76,709
                                                  ----------
REAL ESTATE - 0.7%
New Century Financial Corp. ...........    200        12,782
                                                  ----------

                                                     FAIR
COMMON STOCKS - 94.6%                    SHARES     VALUE
------------------------------------------------------------
ROAD & RAIL - 6.4%
Arkansas Best Corp. ...................    300    $   13,467
Burlington Northern Santa Fe Corp. ....    700        33,117
CSX Corp. .............................    500        20,040
J.B. Hunt Transport Services, Inc. ....    300        13,455
Knight Transportation, Inc. ...........    750        18,600
Yellow Roadway Corp. (a)...............    500        27,855
                                                  ----------
                                                     126,534
                                                  ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 4.3%
ATI Technologies, Inc. (a) (b).........    500         9,695
Cabot Microelectronics Corp. (a).......    300        12,015
Cree, Inc. (a).........................    200         8,016
International Rectifier Corp. (a)......    300        13,371
KLA-Tencor Corp. (a)...................    300        13,974
Omnivision Technologies, Inc. (a)......    400         7,340
Texas Instruments, Inc. ...............    800        19,696
                                                  ----------
                                                      84,107
                                                  ----------
SOFTWARE - 1.4%
Intuit, Inc. (a).......................    300        13,203
Sonic Solutions, Inc. (a)..............    300         6,732
SS&C Technologies, Inc. ...............    400         8,260
                                                  ----------
                                                      28,195
                                                  ----------
SPECIALTY RETAIL - 7.1%
Abercrombie & Fitch Co. -- Class A.....    300        14,085
Best Buy Co., Inc. ....................    300        17,826
Home Depot, Inc. ......................    700        29,918
Jos. A Bank Clothiers, Inc. (a)........    200         5,660
Lowe's Cos., Inc. .....................    300        17,277
Michaels Stores, Inc. .................    600        17,982
O'Reilly Automotive, Inc. (a)..........    100         4,505
Ross Stores, Inc. .....................    500        14,435
The Sherwin-Williams Co. ..............    400        17,852
                                                  ----------
                                                     139,540
                                                  ----------
TEXTILES, APPAREL & LUXURY GOODS - 3.4%
Nike, Inc. Class B.....................    100         9,069
Polo Ralph Lauren Corp. ...............    300        12,780
Quiksilver, Inc. (a)...................    800        23,832
V.F. Corp. ............................    400        22,152
                                                  ----------
                                                      67,833
                                                  ----------
THRIFTS & MORTGAGE FINANCE - 0.3%
Doral Financial Corp. (b)..............    100         4,925
                                                  ----------
TOBACCO - 1.1%
Reynolds American, Inc. ...............    100         7,860
UST, Inc. .............................    300        14,433
                                                  ----------
                                                      22,293
                                                  ----------
TRADING COMPANIES & DISTRIBUTORS - 1.0%
W.W. Grainger, Inc. ...................    300        19,986
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2004

                                                     FAIR
COMMON STOCKS - 94.6%                    SHARES     VALUE
------------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES - 1.4%
America Movil SA de CV ADR (b).........    300    $   15,705
Nextel Communications, Inc. (a)........    400        12,000
                                                  ----------
                                                      27,705
                                                  ----------
TOTAL COMMON STOCKS
  (COST $1,604,355) (d)................           $1,864,392
                                                  ----------

                                          FACE        FAIR
SHORT-TERM NOTES - 7.2%                  AMOUNT      VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 7.2%
Federal Home Loan Bank Discount Note
2.00% 01/03/2005......................  $141,000   $  140,993
                                                   ----------
VARIABLE RATE DEMAND NOTES - 0.0%
Wisconsin Corporate Central Credit
  Union 2.09% 12/31/2031 (c)..........       708          708
                                                   ----------
TOTAL SHORT-TERM NOTES
  (COST $141,701).....................             $  141,701
                                                   ----------
TOTAL INVESTMENTS - 101.8%
  (COST $1,746,056) (e)...............             $2,006,093
Liabilities in Excess of Other
  Assets - (1.8)%.....................                (35,435)
                                                   ----------
TOTAL NET ASSETS - 100.0%.............             $1,970,658
                                                   ==========

---------------

Abbreviations:
 ADR:  American Depository Receipts
Footnotes:
  (a)  Represents a non-income producing security.
  (b) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.
  (c) Security is a variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR rate.
       The interest rate stated is the rate in effect at year-end.
  (d) All common stocks are fully or partially pledged as collateral for call options outstanding, which are presented in the following schedule of written options.
  (e) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $843.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2004

                               UNDERLYING SECURITY                                        FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           -------------------------------------------------------------------------------------
                                               CALL OPTIONS
           ABERCROMBIE & FITCH CO. -- CLASS A
           Expiration January 2005/Exercise Price $47.50...............         2        $   235
           Expiration January 2005/Exercise Price $50.00...............         1             35
           AETNA, INC.
           Expiration January 2005/Exercise Price $130.00..............         2            150
           AG EDWARDS, INC.
           Expiration January 2005/Exercise Price $40.00...............         4          1,480
           ALASKA AIR GROUP, INC.
           Expiration January 2005/Exercise Price $30.00...............         3          1,140
           ALBEMARLE CORP.
           Expiration January 2005/Exercise Price $40.00...............         1             27
           ALCOA, INC.
           Expiration January 2005/Exercise Price $32.50...............         2             90
           Expiration January 2005/Exercise Price $35.00...............         3             30
           ALLIANT TECHSYSTEMS, INC.
           Expiration January 2005/Exercise Price $65.00...............         1            140
           AMERICA MOVIL SA DE CV ADR
           Expiration January 2005/Exercise Price $50.00...............         2            550
           AMERICAN HEALTHWAYS, INC.
           Expiration January 2005/Exercise Price $35.00...............         6            330
           Expiration January 2005/Exercise Price $40.00...............         1              5
           AMERIGROUP CORP.
           Expiration January 2005/Exercise Price $75.00...............         4          1,260
           AMGEN, INC.
           Expiration January 2005/Exercise Price $65.00...............         2            180
           ANTEON INTERNATIONAL CORP.
           Expiration January 2005/Exercise Price $40.00...............         1            235
           ARKANSAS BEST CORP.
           Expiration January 2005/Exercise Price $40.00...............         1            505
           Expiration January 2005/Exercise Price $45.00...............         2            235
           ASHLAND, INC.
           Expiration January 2005/Exercise Price $60.00...............         2            105
           ATI TECHNOLOGIES, INC.
           Expiration January 2005/Exercise Price $20.00...............         2            100
           Expiration February 2005/Exercise Price $20.00..............         3            285
           BB&T CORP.
           Expiration January 2005/Exercise Price $42.50...............         2             55
           BEST BUY CO., INC.
           Expiration January 2005/Exercise Price $60.00...............         2            240
           Expiration January 2005/Exercise Price $65.00...............         1             20
           BURLINGTON NORTHERN SANTA FE CORP.
           Expiration January 2005/Exercise Price $45.00...............         7          1,767
           CABOT MICROELECTRONICS CORP.
           Expiration January 2005/Exercise Price $40.00...............         2            315
           CACI INTERNATIONAL, INC. -- CLASS A
           Expiration January 2005/Exercise Price $65.00...............         1            415

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2004

                               UNDERLYING SECURITY                                        FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           -------------------------------------------------------------------------------------
                                               CALL OPTIONS
           CAPITAL ONE FINANCIAL CORP.
           Expiration January 2005/Exercise Price $80.00...............         1        $   430
           Expiration January 2005/Exercise Price $85.00...............         2            260
           CBRL GROUP, INC.
           Expiration January 2005/Exercise Price $40.00...............         3            660
           CERADYNE, INC.
           Expiration January 2005/Exercise Price $50.00...............         2          1,540
           Expiration January 2005/Exercise Price $55.00...............         1            340
           CIGNA CORP.
           Expiration January 2005/Exercise Price $75.00...............         1            720
           Expiration January 2005/Exercise Price $85.00...............         1             83
           CNF, INC.
           Expiration January 2005/Exercise Price $50.00...............         5            637
           COGNIZANT TECHNOLOGY SOLUTIONS CORP.
           Expiration January 2005/Exercise Price $40.00...............         2            600
           Expiration January 2005/Exercise Price $45.00...............         3            135
           COMPUTER SCIENCES CORP.
           Expiration January 2005/Exercise Price $55.00...............         1            215
           Expiration January 2005/Exercise Price $60.00...............         3             75
           COMTECH TELECOMMUNICATIONS CORP.
           Expiration January 2005/Exercise Price $30.00...............         2          1,600
           CONSTELLATION BRANDS, INC. -- CLASS A
           Expiration January 2005/Exercise Price $45.00...............         3            600
           CORN PRODUCTS INTERNATIONAL, INC.
           Expiration January 2005/Exercise Price $55.00...............         4            180
           COVENTRY HEALTH CARE, INC.
           Expiration January 2005/Exercise Price $45.00...............         2          1,700
           Expiration January 2005/Exercise Price $50.00...............         1            400
           CREE, INC.
           Expiration January 2005/Exercise Price $45.00...............         2            120
           CSX CORP.
           Expiration January 2005/Exercise Price $40.00...............         5            462
           DELL, INC.
           Expiration January 2005/Exercise Price $42.50...............         1             45
           Expiration February 2005/Exercise Price $45.00..............         3            105
           DELPHI FINANCIAL GROUP
           Expiration January 2005/Exercise Price $45.00...............         2            315
           DENDRITE INTERNATIONAL, INC.
           Expiration January 2005/Exercise Price $20.00...............         7            315
           DIAGNOSTIC PRODUCTS CORP.
           Expiration February 2005/Exercise Price $55.00..............         1            260
           Expiration February 2005/Exercise Price $60.00..............         2            165
           DIGITAL RIVER, INC.
           Expiration January 2005/Exercise Price $40.00...............         1            275
           Expiration January 2005/Exercise Price $45.00...............         1             60
           Expiration January 2005/Exercise Price $50.00...............         2             20
           DORAL FINANCIAL CORP.
           Expiration February 2005/Exercise Price $50.00..............         1            142

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2004

                               UNDERLYING SECURITY                                        FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           -------------------------------------------------------------------------------------
                                               CALL OPTIONS
           EAGLE MATERIALS, INC.
           Expiration January 2005/Exercise Price $85.00...............         2        $   580
           EAST WEST BANCORP, INC.
           Expiration January 2005/Exercise Price $40.00...............         2            480
           EASTMAN KODAK CO.
           Expiration January 2005/Exercise Price $32.50...............         4            220
           Expiration January 2005/Exercise Price $35.00...............         1             10
           EMC CORP.
           Expiration January 2005/Exercise Price $14.00...............        12          1,260
           FLOWSERVE CORP.
           Expiration January 2005/Exercise Price $25.00...............         5          1,325
           GEORGIA GULF CORP.
           Expiration January 2005/Exercise Price $55.00...............         1             25
           GLOBAL IMAGING SYSTEMS, INC.
           Expiration January 2005/Exercise Price $40.00...............         1             82
           Expiration February 2005/Exercise Price $40.00..............         1            127
           GOLDEN TELECOM, INC.
           Expiration February 2005/Exercise Price $30.00..............         3            247
           HARLEY-DAVIDSON, INC.
           Expiration January 2005/Exercise Price $60.00...............         3            555
           HARMAN INTERNATIONAL INDUSTRIES, INC.
           Expiration January 2005/Exercise Price $125.00..............         1            405
           Expiration January 2005/Exercise Price $130.00..............         1            180
           HEADWATERS, INC.
           Expiration January 2005/Exercise Price $30.00...............         6            300
           HOME DEPOT, INC.
           Expiration January 2005/Exercise Price $42.50...............         5            450
           INGERSOLL-RAND CO.
           Expiration January 2005/Exercise Price $80.00...............         1            165
           INGRAM MICRO, INC.
           Expiration January 2005/Exercise Price $20.00...............         4            500
           INTERNATIONAL RECTIFIER CORP.
           Expiration January 2005/Exercise Price $45.00...............         3            345
           INTUIT, INC.
           Expiration January 2005/Exercise Price $42.50...............         1            197
           Expiration January 2005/Exercise Price $45.00...............         2            120
           INVESTMENT TECHNOLOGY GROUP, INC.
           Expiration February 2005/Exercise Price $20.00..............         3            240
           J2 GLOBAL COMMUNICATIONS, INC.
           Expiration January 2005/Exercise Price $35.00...............         2            170
           JABIL CIRCUIT, INC.
           Expiration January 2005/Exercise Price $25.00...............         2            230
           J.B. HUNT TRANSPORT SERVICES, INC.
           Expiration January 2005/Exercise Price $40.00...............         1            510
           Expiration January 2005/Exercise Price $45.00...............         1            125
           JOS. A BANK CLOTHIERS, INC.
           Expiration January 2005/Exercise Price $28.00 **............         1            166

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2004

                               UNDERLYING SECURITY                                        FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           -------------------------------------------------------------------------------------
                                               CALL OPTIONS
           KLA-TENCOR CORP.
           Expiration January 2005/Exercise Price $45.00...............         1        $   237
           Expiration January 2005/Exercise Price $50.00...............         1             35
           KNIGHT TRANSPORTATION, INC.
           Expiration January 2005/Exercise Price $22.50...............         1            255
           Expiration January 2005/Exercise Price $25.00...............         5            312
           LABOR READY, INC.
           Expiration January 2005/Exercise Price $15.00...............         5          1,012
           LABORATORY CORP OF AMERICA HOLDINGS
           Expiration January 2005/Exercise Price $50.00...............         3            188
           LAFARGE NORTH AMERICA, INC.
           Expiration January 2005/Exercise Price $50.00...............         1            178
           LEHMAN BROTHERS HOLDINGS, INC.
           Expiration January 2005/Exercise Price $90.00...............         2            140
           LOEWS CORP.
           Expiration January 2005/Exercise Price $70.00...............         1            127
           Expiration January 2005/Exercise Price $75.00...............         1             10
           LOWE'S COS., INC.
           Expiration January 2005/Exercise Price $60.00...............         3             75
           MASCO CORP.
           Expiration January 2005/Exercise Price $35.00...............         2            325
           METTLER-TOLEDO INTERNATIONAL, INC.
           Expiration January 2005/Exercise Price $50.00...............         2            325
           MICHAELS STORES, INC.
           Expiration January 2005/Exercise Price $30.00...............         6            510
           NCO GROUP, INC.
           Expiration January 2005/Exercise Price $25.00...............         2            225
           NEW CENTURY FINANCIAL CORP.
           Expiration January 2005/Exercise Price $65.00...............         2            270
           NEWFIELD EXPLORATION CO.
           Expiration January 2005/Exercise Price $65.00...............         1             25
           Expiration February 2005/Exercise Price $65.00..............         2            165
           NEXTEL COMMUNICATIONS, INC.
           Expiration January 2005/Exercise Price $30.00...............         3            210
           NIKE, INC.
           Expiration January 2005/Exercise Price $90.00...............         1            190
           NOKIA CORP. ADR
           Expiration January 2005/Exercise Price $17.50...............        14             70
           NUCOR CORP.
           Expiration January 2005/Exercise Price $55.00...............         1            105
           Expiration January 2005/Exercise Price $60.00...............         2             30
           OFFSHORE LOGISTICS, INC.
           Expiration January 2005/Exercise Price $35.00...............         2             45
           Expiration January 2005/Exercise Price $40.00...............         1             13
           OMNIVISION TECHNOLOGIES, INC.
           Expiration January 2005/Exercise Price $20.00...............         2             70
           Expiration January 2005/Exercise Price $22.50...............         2             10
           O'REILLY AUTOMOTIVE, INC.
           Expiration February 2005/Exercise Price $45.00..............         1            168

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2004

                               UNDERLYING SECURITY                                        FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           -------------------------------------------------------------------------------------
                                               CALL OPTIONS
           OSHKOSH TRUCK CORP.
           Expiration January 2005/Exercise Price $65.00...............         1        $   370
           Expiration January 2005/Exercise Price $70.00...............         2            155
           OVERLAND STORAGE, INC.
           Expiration February 2005/Exercise Price $17.50..............         4            260
           OWENS-ILLINOIS, INC.
           Expiration January 2005/Exercise Price $25.00...............         5             38
           Expiration February 2005/Exercise Price $20.00..............         4          1,160
           PACTIV CORP.
           Expiration January 2005/Exercise Price $25.00...............         1             65
           POLO RALPH LAUREN CORP.
           Expiration January 2005/Exercise Price $40.00...............         2            540
           POLYMEDICA CORP.
           Expiration January 2005/Exercise Price $35.00...............         4          1,060
           QUEST DIAGNOSTICS INC.
           Expiration February 2005/Exercise Price $95.00..............         1            268
           Expiration February 2005/Exercise Price $100.00.............         1             73
           QUESTAR CORP.
           Expiration January 2005/Exercise Price $50.00...............         1            155
           Expiration January 2005/Exercise Price $55.00...............         1             13
           Expiration February 2005/Exercise Price $55.00..............         1             35
           QUIKSILVER, INC.
           Expiration January 2005/Exercise Price $30.00...............         5            400
           RARE HOSPITALITY INTERNATIONAL, INC.
           Expiration January 2005/Exercise Price $30.00...............         2            405
           RELIANCE STEEL & ALUMINUM CO.
           Expiration January 2005/Exercise Price $40.00...............         1             83
           Expiration January 2005/Exercise Price $45.00...............         1             12
           Expiration February 2005/Exercise Price $45.00..............         2             55
           REYNOLDS AMERICAN, INC.
           Expiration January 2005/Exercise Price $75.00...............         1            435
           ROSS STORES, INC.
           Expiration January 2005/Exercise Price $27.50...............         4            700
           SANDISK CORP.
           Expiration January 2005/Exercise Price $25.00...............         3            330
           SELECTIVE INSURANCE GROUP
           Expiration January 2005/Exercise Price $45.00...............         3            218
           SKYWEST, INC.
           Expiration January 2005/Exercise Price $20.00...............         6            390
           SONIC SOLUTIONS, INC.
           Expiration January 2005/Exercise Price $20.00...............         1            245
           SONIC CORP.
           Expiration January 2005/Exercise Price $30.00...............         3            360
           SS&C TECHNOLOGIES, INC.
           Expiration January 2005/Exercise Price $22.50...............         3             98
           STEEL DYNAMICS, INC.
           Expiration January 2005/Exercise Price $35.00...............         1            340
           Expiration January 2005/Exercise Price $40.00...............         5            425

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2004

                               UNDERLYING SECURITY                                        FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           -------------------------------------------------------------------------------------
                                               CALL OPTIONS
           STRATASYS, INC.
           Expiration January 2005/Exercise Price $30.00...............         1        $   380
           Expiration January 2005/Exercise Price $35.00...............         1             72
           SUNCOR ENERGY, INC.
           Expiration January 2005/Exercise Price $35.00...............         2            250
           TEEKAY SHIPPING CORP.
           Expiration January 2005/Exercise Price $45.00...............         2             90
           TEXAS INSTRUMENTS, INC.
           Expiration January 2005/Exercise Price $25.00...............         6            300
           THE GOLDMAN SACHS GROUP, INC.
           Expiration January 2005/Exercise Price $105.00..............         1            150
           Expiration January 2005/Exercise Price $110.00..............         1             20
           THE SCOTTS CO.
           Expiration January 2005/Exercise Price $70.00...............         2            760
           THE SHAW GROUP INC.
           Expiration January 2005/Exercise Price $15.00...............         4          1,200
           THE SHERWIN-WILLIAMS CO.
           Expiration February 2005/Exercise Price $45.00..............         3            323
           THE TORO CO.
           Expiration January 2005/Exercise Price $75.00...............         1            655
           Expiration January 2005/Exercise Price $80.00...............         1            265
           TOLL BROTHERS, INC.
           Expiration January 2005/Exercise Price $65.00...............         1            480
           Expiration January 2005/Exercise Price $70.00...............         2            320
           UICI
           Expiration January 2005/Exercise Price $35.00...............         6            495
           ULTRA PETROLEUM CORP.
           Expiration January 2005/Exercise Price $55.00...............         4            100
           Expiration January 2005/Exercise Price $60.00...............         1              5
           UST, INC.
           Expiration January 2005/Exercise Price $45.00...............         3            945
           V.F. CORP.
           Expiration February 2005/Exercise Price $55.00..............         3            503
           W.W. GRAINGER, INC.
           Expiration January 2005/Exercise Price $60.00...............         2          1,330
           Expiration January 2005/Exercise Price $65.00...............         1            217
           WASTE CONNECTIONS, INC.
           Expiration January 2005/Exercise Price $35.00...............         4            110
           WEBEX COMMUNICATIONS, INC.
           Expiration January 2005/Exercise Price $22.50...............         1            168
           Expiration January 2005/Exercise Price $25.00...............         2             65
           YANKEE CANDLE CO., INC.
           Expiration January 2005/Exercise Price $30.00...............         2            630
           YELLOW ROADWAY CORP.
           Expiration January 2005/Exercise Price $50.00...............         1            590
           Expiration January 2005/Exercise Price $55.00...............         4            610
                                                                              ---        -------
           TOTAL OPTIONS OUTSTANDING (PREMIUMS RECEIVED OF $42,771)....       395        $56,448
                                                                              ===        =======

---------------

 * 100 shares per contract unless otherwise noted.

** 125 shares per contract.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2004

Assets:
  Investments in securities, at fair value
    (Cost $1,746,056)........................  $2,006,093
  Receivable for securities sold.............      17,135
  Receivable for fund shares sold............      14,401
  Dividends and accrued interest
    receivable...............................         826
  Due from advisor...........................       2,612
  Prepaid expenses and other assets..........          19
                                               ----------
    Total assets.............................   2,041,086
                                               ----------
Liabilities:
  Accounts payable...........................       1,658
  Options written, at fair value (premiums
    received of $42,771).....................      56,448
  Payable for written options closed.........         496
  Payable for investment management
    services.................................       1,270
  Accrued custody expense....................         801
  Accrued professional fees..................       6,767
  Accrued accounting fees....................       2,402
  Accrued printing and proxy fees............         586
                                               ----------
    Total liabilities........................      70,428
                                               ----------
Net assets...................................  $1,970,658
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  183,250
  Paid-in capital in excess of par value.....   1,650,310
  Accumulated net realized losses on
    investments
    and written options......................    (109,262)
  Net unrealized appreciation on
    investments..............................     260,037
  Net unrealized depreciation on written
    options..................................     (13,677)
                                               ----------
Net assets...................................  $1,970,658
                                               ==========
Shares outstanding...........................     183,250

Net asset value per share....................  $    10.75
                                               ==========

---------------

* Represents date of commencement of operations.
 STATEMENT OF OPERATIONS

                               For Period From May 1, 2004* to December 31, 2004

Investment income:
  Interest.....................................  $  2,246
  Dividends (net of withholding tax of $35)....     7,158
                                                 --------
    Total investment income....................     9,404
                                                 --------
Expenses:
  Management fees..............................     7,802
  Custodian fees...............................     3,164
  Directors' fees..............................        50
  Professional fees............................     9,188
  Accounting fees..............................     7,532
  Printing and proxy fees......................       669
  Other........................................        19
                                                 --------
    Total expenses.............................    28,424
      Less expenses voluntarily reduced or
         reimbursed by advisor.................   (13,871)
                                                 --------
    Net expenses...............................    14,553
                                                 --------
    Net investment loss........................    (5,149)
                                                 --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   (10,328)
  Net realized gains (losses) on written
    options....................................   (98,934)
  Change in unrealized
    appreciation/depreciation
    on investments and written options.........   246,360
                                                 --------
    Net realized/unrealized gains (losses) on
      investments..............................   137,098
                                                 --------
    Change in net assets from operations.......  $131,949
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD
                                                               FROM MAY 1, 2004*
                                                              TO DECEMBER 31, 2004
                                                              --------------------
From investment activities:
Operations:
  Net investment loss.......................................       $   (5,149)
  Net realized gains (losses) on investments and written
    options.................................................         (109,262)
  Change in unrealized appreciation/depreciation on
    investments and written options.........................          246,360
                                                                   ----------
      Change in net assets from operations..................          131,949
                                                                   ----------
Capital transactions:
  Received from shares sold.................................        3,151,757
  Paid for shares redeemed..................................       (1,313,048)
                                                                   ----------
    Change in net assets from capital transactions..........        1,838,709
                                                                   ----------
      Change in net assets..................................        1,970,658
  Beginning of period.......................................               --
                                                                   ----------
  End of period.............................................       $1,970,658
                                                                   ==========

 FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                               FROM MAY 1, 2004*
                                                              TO DECEMBER 31, 2004
                                                              --------------------
Per share operating performance:
Net asset value, beginning of period........................         $10.00
Investment activities:
  Net investment loss.......................................          (0.03)
  Net realized & unrealized gains (losses) on investments
    and written options.....................................           0.78
                                                                     ------
      Total from investment activities......................           0.75
                                                                     ------
Net asset value, end of period..............................         $10.75
                                                                     ======
Total return................................................           7.50%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................         $  2.0
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................           1.49%(a)
      Net investment loss...................................          (0.53)%(a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................           2.91%(a)
    Portfolio turnover rate.................................             70%

---------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

   Ohio National Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund consists of twenty one separate investment portfolios (the "Portfolios") that seek the following objectives and investment strategies:

   - Equity Portfolio -- Long-term growth of capital by investing primarily in common stocks or other equity securities.

   - Money Market Portfolio -- Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

   - Omni Portfolio -- High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- Total return on assets by investing primarily in equity securities of foreign companies.

   - Capital Appreciation Portfolio -- Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

   - Discovery Portfolio -- Maximum capital growth by investing primarily in common stocks of small sized companies.

   - International Small Company Portfolio -- Long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less.

   - Aggressive Growth Portfolio -- Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

   - Small Cap Growth Portfolio -- Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

   - Mid Cap Opportunity Portfolio -- Long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- Total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment-grade corporate bonds and money market instruments.

   - Blue Chip Portfolio -- Growth of capital and income by investing primarily in securities of high quality companies.

   - High Income Bond Portfolio -- High current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

   - Capital Growth Portfolio -- Long-term capital appreciation by investing in and actively managing equity securities in small cap growth companies.

   - Nasdaq-100 Index Portfolio -- Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike the other Portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio.

   - Bristol Portfolio -- Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

   - Bryton Growth Portfolio -- Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

   - U.S. Equity Portfolio -- Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Balanced Portfolio -- Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

   - Covered Call Portfolio -- Modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

   Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information ("SAI") of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100 Index Portfolio, is classified as a diversified fund.

   At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLIC"), Ohio National Life Assurance Corporation ("ONLAC"), and National Security Life and Annuity Company ("NSLA") to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

   Interest in each Portfolio is represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. Each share of a Portfolio may participate equally in the Portfolio's dividends, distributions, net assets, and voting matters.

   The Fund is authorized to issue 270,000,000 of its capital shares. 30,000,000 shares are allocated to the Money Market Portfolio, 20,000,000 shares each are allocated to the Equity, Omni, International and S&P 500 Index Portfolios, and 10,000,000 shares are allocated to each of the other Portfolios.

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION

   All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the money market component of the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and have no maturities greater than one year, such money market component of the Omni Portfolio will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating interest rates on the fair value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolios would receive if a security were sold.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Investments, other than those securities aforementioned, are priced at fair value as determined by pricing procedures approved by the Fund's Board of Directors (the "Board"). The following is an overview of these procedures:

     Domestic equity securities that are traded on U.S. exchanges are valued at the daily closing price on the exchange on which each security is principally traded. Over-the-counter domestic equity securities are valued at the last sale price reported daily as of 4:00 pm Eastern Time. If, on a particular day, a domestic equity security is not traded, the mean between the bid and ask prices reported at 4:00 pm Eastern Time will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

     Fixed income securities with a remaining maturity exceeding sixty days, other than U.S. Government and agency securities, are valued using specific market quotations or a matrix method provided by independent pricing services approved by the Board. If such information is unavailable, the mean between the daily close bid and ask prices is used. U.S. Government and agency securities are valued at the mean between the daily close bid and ask prices.

     Repurchase agreements are valued at original cost.

     Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair value using methods determined in good faith by the Fund's Pricing Committee under the supervision of the Board.

     Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and the ask quotes at daily close, or the last sale price when appropriate. Non-traded foreign equity securities are priced on last trades or at the mean value between the daily close bid and ask quotes where readily available. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

     Securities that are primarily traded on foreign exchanges are further subjected to fair pricing valuation procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be considered in performing this valuation, including an issue's local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, NY registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 index from the time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security where there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by the management of the Fund as well as the Fund's Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

   The differences between cost and fair values of investments are reflected as unrealized appreciation or unrealized depreciation.

   FOREIGN SECURITIES AND CURRENCY

   The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are determined daily, generally prior to 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions. Events that could impact the exchange rates may occur between the time at which the exchange rates are determined and the time the Portfolios' net assets are valued. For those Portfolios holding foreign investments, the computation of the respective net asset value would not include the impact of such events. If such events are detected and are determined to materially affect the currency exchange rates during such time period, the securities are valued at their estimated fair value as determined in good faith by Fund's Pricing Committee under the supervision of the Board.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

   All Portfolios of the Fund may invest in foreign investments, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

   OPTIONS

   Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio's total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500 Index and Covered Call Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with the Portfolios' stated investment objectives. Options are recorded at fair value, and the related realized and unrealized gains and losses are included in the statement of operations. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market.

   FUTURES CONTRACTS

   Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as "variation margin", are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market.

   The S&P 500 Index Portfolio may purchase or sell stock index futures contracts, and options thereon, and the Nasdaq-100 Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index in accordance with their stated investment objectives.

   FOREIGN CURRENCY CONTRACTS, FUTURES, AND OPTIONS

   In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts, foreign currency options,

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures, generally. A forward contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. The use of foreign currency hedging transactions might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and do not eliminate fluctuations in the prices of other securities.

   REPURCHASE AGREEMENTS

   The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At December 31, 2004, certain Portfolios invested in repurchase agreements, which in the aggregate amounted to $18,149,135. These securities are collateralized by various U.S. Treasury bonds and agency obligations with a fair value of $18,534,462. The Fund only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund through its custodian.

   RESTRICTED AND ILLIQUID SECURITIES

   Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 ("the 1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Section 4(2) commercial paper is issued pursuant to section 4(2) of the 1933 Act which exempts an issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. 144(A) securities, in which the Portfolios also invest, may include securities issued by corporations without registration under the 1933 Act, in reliance on the private resale of securities to institutions in Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for the resale of restricted securities to qualified institutional buyers. Investments by a Portfolio in Rule 144(A) securities could have the effect of decreasing the liquidity of the Portfolio during any period in which institutional investors were no longer interested in purchasing these securities.

   Not all restricted securities are considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

   BORROWING AND SECURITIES LENDING

   Certain Portfolios in the Fund are allowed to borrow for investment purposes. This is generally unsecured borrowing, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowing was conducted by the Fund during the year ended December 31, 2004.

   All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable, allows for all interest and dividend payments, and the aggregate value of securities loaned does not exceed one third of the total assets. There were no Fund securities lent during the year ended December 31, 2004.

   SECURITIES TRANSACTIONS AND RELATED INCOME

   In the normal course of business, securities transactions are accounted for no later than the first calculation on the first business day following the trade date basis. For financial reporting purposes, however, security transactions are accounted for

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   on a trade date basis. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   DISTRIBUTIONS TO SHAREHOLDERS AND FEDERAL TAXES

   Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

   The character of income and gains distributed are determined in accordance with income tax regulations that may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gains/losses, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distribution from net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

   EXPENSE ALLOCATION

   Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

   FOREIGN WITHHOLDING TAXES

   Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

(3) FINANCIAL FUTURES CONTRACTS

   The S&P 500 Index Portfolio held investments in S&P 500 Index Futures Contracts as of December 31, 2004. These are stock index futures contracts, which are developed by and traded on national commodity exchanges, whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   The contracts in the S&P 500 Index Portfolio are fully collateralized with commercial paper and cash on deposit with brokers. The futures contracts in the Portfolio at December 31, 2004 are as follows:

                                                                    UNREALIZED    COLLATERAL HELD FOR
          PURCHASED CONTRACTS        EXPIRATION   NOTIONAL VALUE   APPRECIATION   MARGIN REQUIREMENTS
      ----------------------------   ----------   --------------   ------------   -------------------
      Long S&P 500 Index Contracts   March 2005     $5,956,250       $112,250         $5,975,803

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) RELATED PARTY AND OTHER TRANSACTIONS

   The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board. As compensation for its services, ONI receives from the Fund annual fees on the basis of each Portfolio's average daily net assets based on the following schedule:

      EQUITY PORTFOLIO                                            INTERNATIONAL,* CAPITAL GROWTH, AND BLUE CHIP*
      0.80% of first $500 million                                 PORTFOLIOS
      0.75% over $500 million                                     0.90% of all assets
      MONEY MARKET PORTFOLIO*                                     CAPITAL APPRECIATION, DISCOVERY AND AGGRESSIVE GROWTH
      0.30% of first $100 million                                 PORTFOLIOS
      0.25% of next $150 million                                  0.80% of all assets
      0.23% of next $250 million                                  INTERNATIONAL SMALL COMPANY PORTFOLIO
      0.20% of next $500 million                                  1.00% of first 100 million
      0.15% over $1 billion                                       0.90% over $100 million
      SMALL CAP GROWTH PORTFOLIO                                  HIGH INCOME BOND AND NASDAQ-100 INDEX* PORTFOLIOS
      0.95% of first $150 million                                 0.75% of all assets
      0.80% over $150 million                                     BRYTON GROWTH PORTFOLIO*
      MID CAP OPPORTUNITY PORTFOLIO                               0.85% of first $100 million
      0.85% of first $200 million                                 0.80% of next $400 million
      0.80% over $200 million                                     0.75% over $500 million
      S&P 500 INDEX PORTFOLIO                                     BOND AND OMNI PORTFOLIOS
      0.40% of first $100 million                                 0.60% of first $100 million
      0.35% of next $150 million                                  0.50% of next $150 million
      0.33% over $250 million                                     0.45% of next $250 million
      BRISTOL PORTFOLIO*                                          0.40% of next $500 million
      0.80% of first $100 million                                 0.30% of next $1 billion
      0.75% of next $400 million                                  0.25% over $2 billion
      0.70% over $500 million                                     U.S. EQUITY AND BALANCED PORTFOLIOS
      COVERED CALL                                                0.75% of first $200 million
      0.80% of first $200 million                                 0.70% of next $300 million
      0.75% of next $300 million                                  0.65% over $500 million
      0.70% over $500 million

   * For the year ended December 31, 2004 ONI has waived any of its fees for these Portfolios in excess of the following amounts:

      Money Market Portfolio                                      0.25% of average daily net assets
      International Portfolio                                     0.85% of average daily net assets
      Blue Chip Portfolio                                         0.75% of average daily net assets
      Nasdaq-100 Index Portfolio                                  0.40% of average daily net assets
      Bristol Portfolio                                           0.00% of average daily net assets
      Bryton Growth Portfolio                                     0.00% of average daily net assets

        Waivers related to the Money Market Portfolio, International Portfolio, Blue Chip Portfolio, and Nasdaq-100 Index Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods. Such voluntary waivers may be stopped at any time. The waiver related to the Blue Chip Portfolio will be lifted on December 31, 2004. Waivers related to the Bristol Portfolio and Bryton Growth Portfolio are contractual through December 31, 2004 and are also not subject to recoupment in subsequent fiscal periods. Waivers related to the Bristol Bryton Growth Portfolios will be discontinued after December 31, 2004. If ONI did not agree to reimburse these expenses, the total expenses for the year ended December 31, 2004 incurred by these Portfolios would have been higher than the net expenses reflected in the financial statements.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the Capital Appreciation, Discovery, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Blue Chip, High Income Bond, International, International Small Company, Equity, Omni, Bristol, Bryton Growth, U.S. Equity, Balanced, and Covered Call

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Portfolios subject to the approval of the Board. ONI has entered into Sub-Advisory Agreements with Jennison Associates LLC ("Jennison"), Founders Asset Management LLC ("Founders"), Janus Capital Management LLC ("Janus"), UBS Global Asset Management (Americas), Inc. ("UBS Global"), RS Investments Management, L.P. ("RSIM"), Eagle Asset Management, Inc. ("Eagle"), Federated Equity Management Company of Pennsylvania ("Federated Equity"), Federated Investment Management Company ("Federated Investment"), Federated Global Investment Management Corp. ("Federated Global"), Legg Mason Funds Management, Inc. ("Legg Mason"), Suffolk Capital Management, LLC ("Suffolk"), and ICON Advisers, Inc. (ICON), to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, the sub-advisors receive from ONI an annual fee on the basis of each Portfolio's average daily net assets based on the following schedule:

      EQUITY PORTFOLIO (LEGG MASON)                               INTERNATIONAL SMALL COMPANY PORTFOLIO (FEDERATED
      0.45% of first $500 million                                 GLOBAL)
      0.40% over $500 million                                     0.75% of first $100 million
      CAPITAL APPRECIATION PORTFOLIO (JENNISON)                   0.65% over $100 million
      0.75% of first $10 million                                  DISCOVERY PORTFOLIO (FOUNDERS)
      0.50% of next $30 million                                   0.55% of first $150 million
      0.35% of next $25 million                                   0.50% of next $150 million
      0.25% of next $335 million                                  0.40% over $300 million
      0.22% of next $600 million                                  SMALL CAP PORTFOLIO (UBS GLOBAL)
      0.20% over $1 billion                                       0.65% of first $50 million
      AGGRESSIVE GROWTH PORTFOLIO (JANUS)                         0.60% of next $100 million
      0.55% of first $100 million                                 0.50% over $150 million
      0.50% of the next $400 million                              CAPITAL GROWTH PORTFOLIO (EAGLE)
      0.45% over $500 million                                     0.59% of first $100 million
      MID CAP OPPORTUNITY PORTFOLIO (RSIM)                        0.55% of next $100 million
      0.60% of first $100 million                                 0.50% over $200 million
      0.55% of next $100 million                                  BLUE CHIP PORTFOLIO (FEDERATED EQUITY)
      0.50% over $200 million                                     0.50% of first $35 million
      HIGH INCOME BOND PORTFOLIO (FEDERATED INVESTMENT)           0.35% of next $65 million
      0.50% of first $30 million                                  0.25% over $100 million
      0.40% of next $20 million                                   BRISTOL PORTFOLIO** (SUFFOLK)
      0.30% of next 25 million                                    0.45% of first $100 million
      0.25% over $75 million                                      0.40% of next $400 million
      OMNI PORTFOLIO (SUFFOLK)                                    0.35% over $500 million
      0.30% of first $100 million                                 BRYTON GROWTH PORTFOLIO** (SUFFOLK)
      0.25% of next $150 million                                  0.50% if first $100 million
      0.225% of next $250 million                                 0.45% of next $400 million
      0.20% of next $500 million                                  0.40% over $500 million
      0.15% of next $1 billion                                    U.S. EQUITY AND BALANCED*** PORTFOLIOS (ICON)
      0.125% over $2 billion                                      0.50% if first $200 million
      INTERNATIONAL PORTFOLIO (FEDERATED GLOBAL)                  0.45% of next $300 million
      0.40% of first $200 million                                 0.40% over $500 million
      0.35% over 200 million                                      COVERED CALL PORTFOLIO (ICON)
                                                                  0.50% if first $200 million
                                                                  0.45% of next $300 million
                                                                  0.40% over $500 million

    ** Effective August 6, 2003, Suffolk has contractually waived all its fees for the Bristol and Bryton Growth Portfolios. This waiver expired December 31, 2004 and is not subject to recoupment in subsequent fiscal periods.

   *** Effective December 1, 2004, ICON voluntarily began waiving all of its fees for the Balanced Portfolio. This waiver is also not subject to recoupment in subsequent fiscal periods. Voluntary waivers may be stopped at any time.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed one quarter of one percent of the average net assets, ONI shall pay such excess. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. Expense reimbursements incurred by ONI for the year ended December 31, 2004 are as follows:

      U.S. Equity Portfolio.......................................  $ 8,862
      Balanced Portfolio..........................................  $13,835
      Covered Call Portfolio......................................  $13,871

        If ONI did not agree to reimburse these expenses, the total expenses for the year ended December 31, 2004 incurred by these Portfolios would have been higher than what is reflected in the financial statements. The expenses reimbursed are not subject to recoupment in subsequent fiscal periods. The Investment Advisory Agreement is subject to renewal on an annual basis.

   Each director who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $3,500 plus $1,000 for each Board meeting attended and $500 for each Board committee or independent directors meetings attended. During the year ended December 31, 2004, compensation of these directors by the Fund totaled $89,500.

   Under a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI. The services provided to ONI by ONLIC do not represent expenses of the Fund.

   U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small Company Portfolios. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board.

(5) CAPITAL TRANSACTIONS

   Capital share transactions for the years ended December 31, 2004 and 2003 were as follows:

                                                       EQUITY                   MONEY MARKET                    BOND
                                               -----------------------    -------------------------    -----------------------
                                                  YEAR         YEAR          YEAR          YEAR           YEAR         YEAR
                                                 ENDED        ENDED          ENDED         ENDED         ENDED        ENDED
                                                12/31/04     12/31/03      12/31/04      12/31/03       12/31/04     12/31/03
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Capital shares issued on sales............   2,719,328    2,449,162     12,005,449    53,984,744     2,712,812    2,079,397
   Capital shares issued on reinvested
     dividends...............................       7,416       29,764        130,092       121,344            --      486,963
   Capital shares redeemed...................  (1,369,123)  (1,104,353)   (10,967,205)  (58,075,058)   (1,050,636)  (2,460,939)
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Net increase/(decrease)...................   1,357,621    1,374,573      1,168,336    (3,968,970)    1,662,176      105,421
                                               ==========   ==========    ===========   ===========    ==========   ==========

                                                        OMNI                    INTERNATIONAL           CAPITAL APPRECIATION
                                               -----------------------    -------------------------    -----------------------
                                                  YEAR         YEAR          YEAR          YEAR           YEAR         YEAR
                                                 ENDED        ENDED          ENDED         ENDED         ENDED        ENDED
                                                12/31/04     12/31/03      12/31/04      12/31/03       12/31/04     12/31/03
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Capital shares issued on sales............     706,105      288,924      5,213,925     7,744,181     1,066,893      661,551
   Capital shares issued on reinvested
     dividends...............................      73,862       96,825             --        37,855        28,598       18,903
   Capital shares redeemed...................    (682,184)    (929,179)      (909,922)   (7,578,974)     (683,455)  (1,221,053)
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Net increase/(decrease)...................      97,783     (543,430)     4,304,003       203,062      (412,036)    (540,599)
                                               ==========   ==========    ===========   ===========    ==========   ==========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                INTERNATIONAL
                                                      DISCOVERY                 SMALL COMPANY             AGGRESSIVE GROWTH
                                               -----------------------    -------------------------    -----------------------
                                                  YEAR         YEAR          YEAR          YEAR           YEAR         YEAR
                                                 ENDED        ENDED          ENDED         ENDED         ENDED        ENDED
                                                12/31/04     12/31/03      12/31/04      12/31/03       12/31/04     12/31/03
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Capital shares issued on sales............     197,956      339,499        398,320       702,342       359,985      665,081
   Capital shares issued on reinvested
     dividends...............................          --           --         19,664         4,018            --           --
   Capital shares redeemed...................    (958,378)    (882,271)      (362,364)     (549,090)     (595,827)    (697,005)
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Net increase/(decrease)...................    (760,422)    (542,822)        55,620       157,270      (235,842)     (31,924)
                                               ==========   ==========    ===========   ===========    ==========   ==========

                                                  SMALL CAP GROWTH           MID CAP OPPORTUNITY           S & P 500 INDEX
                                               -----------------------    -------------------------    -----------------------
                                                  YEAR         YEAR          YEAR          YEAR           YEAR         YEAR
                                                 ENDED        ENDED          ENDED         ENDED         ENDED        ENDED
                                                12/31/04     12/31/03      12/31/04      12/31/03       12/31/04     12/31/03
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Capital shares issued on sales............     323,088      494,432        572,304       533,647     1,505,793    3,400,822
   Capital shares issued on reinvested
     dividends...............................          --           --             --         2,944       167,102      179,529
   Capital shares redeemed...................    (574,828)    (496,460)      (876,641)     (999,195)   (1,935,538)  (2,788,372)
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Net increase/(decrease)...................    (251,740)      (2,028)      (304,337)     (462,604)     (262,643)     791,797
                                               ==========   ==========    ===========   ===========    ==========   ==========

                                                      BLUE CHIP               HIGH INCOME BOND             CAPITAL GROWTH
                                               -----------------------    -------------------------    -----------------------
                                                  YEAR         YEAR          YEAR          YEAR           YEAR         YEAR
                                                 ENDED        ENDED          ENDED         ENDED         ENDED        ENDED
                                                12/31/04     12/31/03      12/31/04      12/31/03       12/31/04     12/31/03
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Capital shares issued on sales............     420,273      586,629      1,739,742     1,706,422       278,651      289,364
   Capital shares issued in merger...........          --    1,116,448             --            --            --           --
   Capital shares issued on reinvested
     dividends...............................      37,583       30,856         14,817       235,314            --           --
   Capital shares redeemed...................    (297,002)    (306,388)      (504,862)     (867,729)     (384,798)    (359,124)
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Net increase/(decrease)...................     160,854    1,427,545      1,249,697     1,074,007      (106,147)     (69,760)
                                               ==========   ==========    ===========   ===========    ==========   ==========

                                                  NASDAQ-100 INDEX                 BRISTOL                  BRYTON GROWTH
                                               -----------------------    -------------------------    -----------------------
                                                  YEAR         YEAR          YEAR        05/01/02         YEAR       05/01/02
                                                 ENDED        ENDED          ENDED          TO           ENDED          TO
                                                12/31/04     12/31/03      12/31/04      12/31/03       12/31/04     12/31/03
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Capital shares issued on sales............   1,411,791    3,125,103         90,015       419,581       194,675      292,071
   Capital shares issued on reinvested
     dividends...............................          --           --         89,711         2,161            --           --
   Capital shares redeemed...................  (1,146,659)  (1,717,253)       (50,000)     (127,736)     (125,937)     (61,139)
                                               ----------   ----------    -----------   -----------    ----------   ----------
   Net increase/(decrease)...................     265,132    1,407,850        129,726       294,006        68,738      230,932
                                               ==========   ==========    ===========   ===========    ==========   ==========

                                               U.S. EQUITY    BALANCED     COVERED CALL
                                               -----------   ----------    ------------
                                                05/01/04      05/01/04       05/01/04
                                                   TO            TO             TO
                                                12/31/04      12/31/04       12/31/04
                                               -----------   ----------    ------------
   Capital shares issued on sales............     476,467       217,507        311,638
   Capital shares issued on reinvested
     dividends...............................          --            --             --
   Capital shares redeemed...................     (63,576)      (70,373)      (128,388)
                                               ----------    ----------    -----------
   Net increase/(decrease)...................     412,891       147,134        183,250
                                               ==========    ==========    ===========

   On December 4, 2003 ONI made a $3,226 capital contribution into the Money Market Portfolio. This contribution was due to accumulated realized losses in the Portfolio. There were no contributions made during the year ended December 31, 2004.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) INVESTMENT TRANSACTIONS

   Purchases and sales of investments (excluding short-term and government securities) for the year ended December 31, 2004 were as follows:

                                                                                                                CAPITAL
                                                EQUITY          BOND            OMNI       INTERNATIONAL      APPRECIATION
                                             ------------   -------------   ------------   --------------   ----------------
      Stocks & Bonds:
        Purchases..........................  $ 82,478,823    $39,183,096    $156,231,213    $102,627,089      $112,158,673
        Sales..............................  $ 41,413,286    $17,841,588    $154,836,517    $ 65,617,803      $105,322,452

                                                            INTERNATIONAL    AGGRESSIVE      SMALL CAP          MID CAP
                                              DISCOVERY     SMALL COMPANY      GROWTH          GROWTH         OPPORTUNITY
                                             ------------   -------------   ------------   --------------   ----------------
      Stocks & Bonds:
        Purchases..........................  $ 90,076,352    $22,421,384    $ 13,050,774    $  6,403,868      $177,413,016
        Sales..............................  $102,368,687    $21,414,190    $ 14,201,070    $  8,198,054      $181,901,491

                                              S & P 500                     HIGH INCOME
                                                INDEX         BLUE CHIP         BOND       CAPITAL GROWTH   NASDAQ-100 INDEX
                                             ------------   -------------   ------------   --------------   ----------------
      Stocks & Bonds:
        Purchases..........................  $ 17,127,939    $15,579,816    $ 25,591,651    $ 17,534,205      $  4,544,636
        Sales..............................  $ 14,379,412    $14,861,415    $ 13,149,692    $ 18,750,297      $  3,468,393

                                               BRISTOL      BRYTON GROWTH   U.S. EQUITY       BALANCED        COVERED CALL
                                             ------------   -------------   ------------   --------------   ----------------
      Stocks & Bonds:
        Purchases..........................  $ 22,262,494    $ 9,817,790    $  4,848,774    $  1,561,349      $  2,557,640
        Sales..............................  $ 21,794,492    $ 9,267,017    $    852,222    $    362,873      $    929,383

   Purchases and sales of government securities for the year ended December 31, 2004 were as follows:

                                                                                                OMNI            BALANCED
                                                                                           --------------   ----------------
      Purchases.........................................................................    $    187,750      $    254,555
      Sales.............................................................................    $    478,157      $     18,736

(7) OPTION CONTRACTS WRITTEN

   The activity in the number of option contracts and the premiums received by the Covered Call Portfolio for the period from commencement of operations of the Portfolio on May 1, 2004 to December 31, 2004, were as follows:

                                                                     NUMBER OF     PREMIUMS
                                                                     CONTRACTS     RECEIVED
                                                                    ------------   ---------
      Options outstanding, beginning of period....................         --      $      --
      Options written during period...............................       2172        207,103
      Options exercised during period.............................       (177)       (16,812)
      Options expired during period...............................       (600)       (44,435)
      Options closed during period................................      (1000)      (103,085)
                                                                       ------      ---------
      Options outstanding, end of period..........................        395      $  42,771
                                                                       ======      =========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(8) FEDERAL INCOME TAX INFORMATION

   At December 31, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                   UNDISTRIBUTED
                                                     LONG-TERM                                                          TOTAL
                                   UNDISTRIBUTED      CAPITAL                    ACCUMULATED        UNREALIZED       ACCUMULATED
                                     ORDINARY          GAINS       ACCUMULATED   CAPITAL AND       APPRECIATION        EARNINGS
                                      INCOME         (LOSSES)       EARNINGS     OTHER LOSSES    (DEPRECIATION)(1)    (DEFICIT)
                                   -------------   -------------   -----------   ------------    -----------------   ------------
   Equity........................   $  140,459      $       --     $  140,459    $(74,147,413)      147,024,907      $ 73,017,953
   Money Market..................          127              --            127            (445)               --              (318)
   Bond..........................    5,101,659              --      5,101,659      (1,497,074)        6,018,734         9,623,319
   Omni..........................      325,809              --        325,809     (13,557,109)        2,793,492       (10,437,808)
   International.................       92,855              --         92,855     (38,993,525)       15,312,461       (23,588,209)
   Capital Appreciation..........      150,764       7,136,407      7,287,171              --        14,121,297        21,408,468
   Discovery.....................           --              --             --     (41,345,836)       14,560,027       (26,785,809)
   International Small Co. ......      209,127              --        209,127      (3,400,239)        8,342,721         5,151,609
   Aggressive Growth.............        3,726              --          3,726     (17,345,008)        3,234,425       (14,106,857)
   Small Cap Growth..............           --              --             --     (21,814,162)        5,146,109       (16,668,053)
   Mid Cap Opportunity...........      292,406              --        292,406     (17,397,256)       15,044,062        (2,060,788)
   S&P 500 Index.................      697,760              --        697,760     (30,793,512)        5,588,386       (24,507,366)
   Blue Chip.....................      111,194              --        111,194      (3,543,530)        4,252,222           819,886
   High Income Bond..............    2,536,738              --      2,536,738      (3,499,561)        2,354,082         1,391,259
   Capital Growth................           --              --             --     (22,763,179)        6,741,977       (16,021,202)
   Nasdaq-100 Index..............      116,681              --        116,681      (3,487,281)         (771,432)       (4,142,032)
   Bristol.......................      236,345          60,992        297,337              --           386,959           684,296
   Bryton Growth.................        1,877              --          1,877        (533,177)        1,149,065           617,765
   U.S. Equity...................           --              --             --         (43,110)          582,034           538,924
   Balanced......................        8,278              --          8,278         (15,535)          160,509           153,252
   Covered Call..................           --              --             --        (108,419)          245,517           137,098

   (1) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discounts.

   Under current tax law, capital losses realized after October 31 of a Portfolio's fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year for tax purposes. The following Portfolios had deferred post October capitals losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2005.

                                                                 POST-OCTOBER    POST-OCTOBER
   PORTFOLIO                                                     CURRENCY LOSS      LOSSES
   ---------                                                     -------------   ------------
   Equity......................................................     $    --       $2,340,575
   International...............................................      26,175               --
   International Small Company.................................      12,421               --
   Nasdaq-100 Index............................................          --          463,334
   Bryton Growth...............................................          --          132,452
   Covered Call................................................          --           45,865

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2004, which are available to offset future realized gains, if any:

                                                                         EXPIRATION AMOUNT BY YEAR
                           TOTAL LOSS    -----------------------------------------------------------------------------------------
   PORTFOLIO              CARRYFORWARD   2005   2006     2007        2008         2009          2010          2011         2012
   ---------              ------------   ----   ----   --------   ----------   -----------   -----------   ----------   ----------
   Equity...............  $71,806,838    $ --   $ --   $     --   $       --   $ 6,500,258   $53,143,754   $4,991,940   $7,170,886
   Money Market.........          445      --     --         --          319            96            30           --           --
   Bond.................    1,497,074      --     --         --           --            --            --    1,497,074           --
   Omni.................   13,557,109      --     --         --           --       986,296    11,416,040    1,154,773           --
   International........   38,967,350      --     --         --           --    19,788,913    19,052,263      126,174           --
   Discovery............   41,345,836      --     --         --           --    15,527,806    24,207,445    1,610,585           --
   International Small
     Company............    3,387,818      --     --         --           --       763,470     2,624,348           --           --
   Aggressive Growth....   17,345,008      --     --    990,191    1,779,157    10,160,501     4,415,159           --           --
   Small Cap Growth.....   21,814,162      --     --         --           --    18,142,224     3,671,938           --           --
   Mid Cap
     Opportunity........   17,397,256      --     --         --           --            --    17,397,256           --           --
   S&P 500 Index........   30,793,512      --     --         --           --    17,114,642    13,544,388           --      134,482
   Blue Chip............    3,543,530      --     --         --       84,549     1,112,295     1,433,633      913,053           --
   High Income Bond.....    3,499,561      --     --         --      118,063     1,533,582     1,284,828      563,088           --
   Capital Growth.......   22,763,179      --     --         --           --    13,444,397     9,318,782           --           --
   Nasdaq-100 Index.....    3,023,947      --     --         --       35,446            --     1,176,725    1,110,252      701,524
   Bryton Growth........      400,725      --     --         --           --            --       241,712      159,013           --
   U.S. Equity..........       43,110      --     --         --           --            --            --           --       43,110
   Balanced.............       15,535      --     --         --           --            --            --           --       15,535
   Covered Call.........       62,554      --     --         --           --            --            --           --       62,554

   The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

   The tax characteristics of dividends paid to shareholders for the year ended December 31, 2004, were as follows:

                                                                                 NET             NET           TOTAL
                                                                ORDINARY     SHORT-TERM       LONG-TERM     DISTRIBUTION
                                                                 INCOME     CAPITAL GAINS   CAPITAL GAINS       PAID
                                                               ----------   -------------   -------------   ------------
   Equity....................................................  $  207,281    $       --      $       --      $  207,281
   Money Market..............................................   1,300,925            --              --       1,300,925
   Omni......................................................     963,899            --              --         963,899
   Capital Appreciation......................................     467,017            --              --         467,017
   International Small Company...............................     289,074            --              --         289,074
   S&P 500 Index.............................................   2,102,145            --              --       2,102,145
   Blue Chip.................................................     411,920            --              --         411,920
   High Income Bond..........................................     128,169            --              --         128,169
   Bristol...................................................      80,044       577,335         246,017         903,396

   The tax characteristics of dividends paid to shareholders for the year ended December 31, 2003, were as follows:

                                                                                              TOTAL
                                                                  ORDINARY    RETURN OF    DISTRIBUTION
                                                                   INCOME      CAPITAL         PAID
                                                                 ----------   ----------   ------------
   Equity......................................................  $  566,606    $  9,700     $  576,306
   Money Market................................................   1,213,448          --      1,213,448
   Bond........................................................   5,180,393       2,029      5,182,422

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                              TOTAL
                                                                  ORDINARY    RETURN OF    DISTRIBUTION
                                                                   INCOME      CAPITAL         PAID
                                                                 ----------   ----------   ------------
   Omni........................................................  $1,072,141    $  2,114     $1,074,255
   International...............................................      96,907     170,004        266,911
   Capital Appreciation........................................     236,524       2,480        239,004
   International Small Company.................................      38,656          --         38,656
   Mid Cap Opportunity.........................................          --      28,320         28,320
   S&P 500 Index...............................................   1,852,277          --      1,852,277
   Blue Chip...................................................     281,587          --        281,587
   High Income Bond............................................   1,771,749          --      1,771,749
   Bristol.....................................................      21,691          --         21,691

   Cost basis for Federal income tax purposes differs from fair value basis by net unrealized appreciation (depreciation) of securities as follows:

                                                                                                         CAPITAL
                                            EQUITY           BOND           OMNI       INTERNATIONAL   APPRECIATION    DISCOVERY
                                         -------------    -----------    -----------   -------------   ------------   -----------
   Gross unrealized:
     Appreciation......................  $184,694,004     $ 6,397,942    $ 3,642,823    $17,728,975    $ 15,974,531   $16,842,333
     Depreciation......................   (37,669,097)       (379,208)      (849,331)    (2,416,514)     (1,853,234)   (2,282,306)
                                         ------------     -----------    -----------    -----------    ------------   -----------
   Net unrealized:
     Appreciation (depreciation).......  $147,024,907     $ 6,018,734    $ 2,793,492    $15,312,461    $ 14,121,297   $14,560,027
                                         ============     ===========    ===========    ===========    ============   ===========

                                         INTERNATIONAL
                                             SMALL        AGGRESSIVE      SMALL CAP       MID CAP        S&P 500
                                            COMPANY         GROWTH         GROWTH       OPPORTUNITY       INDEX        BLUE CHIP
                                         -------------    -----------    -----------   -------------   ------------   -----------
   Gross unrealized:
     Appreciation......................  $  8,415,267     $ 3,462,000    $ 5,954,136    $16,252,287    $ 34,058,258   $ 4,786,136
     Depreciation......................       (72,546)       (227,575)      (808,027)    (1,208,225)    (28,469,872)     (533,914)
                                         ------------     -----------    -----------    -----------    ------------   -----------
   Net unrealized:
     Appreciation (depreciation).......  $  8,342,721     $ 3,234,425    $ 5,146,109    $15,044,062    $  5,588,386   $ 4,252,222
                                         ============     ===========    ===========    ===========    ============   ===========

                                          HIGH INCOME       CAPITAL      NASDAQ-100                       BRYTON
                                             BOND           GROWTH          INDEX         BRISTOL         GROWTH      U.S. EQUITY
                                         -------------    -----------    -----------   -------------   ------------   -----------
   Gross unrealized:
     Appreciation......................  $  2,800,082     $ 7,410,317    $ 4,133,744    $   493,560    $  1,284,835   $   597,779
     Depreciation......................      (446,000)       (668,340)    (4,905,176)      (106,601)       (135,770)      (15,745)
                                         ------------     -----------    -----------    -----------    ------------   -----------
   Net unrealized:
     Appreciation (depreciation).......  $  2,354,082     $ 6,741,977    $  (771,432)   $   386,959    $  1,149,065   $   582,034
                                         ============     ===========    ===========    ===========    ============   ===========

                                                            COVERED
                                           BALANCED          CALL
                                         -------------    -----------
   Gross unrealized:
     Appreciation......................  $    167,388     $   276,596
     Depreciation......................        (6,879)        (31,079)
                                         ------------     -----------
   Net unrealized:
     Appreciation (depreciation).......  $    160,509     $   245,517
                                         ============     ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(9) MERGER INFORMATION

   The Fund entered into a Plan of Merger and Reorganization pursuant to which all of the assets and liabilities of the Equity Income Portfolio merged into the Blue Chip Portfolio effective April 29, 2003. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by the Board of Directors on May 23, 2002 and completed on April 29, 2003. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized depreciation immediately before and after the reorganization.

                                                                        BEFORE MERGER          AFTER MERGER
                                                                 ---------------------------   ------------
                                                                 EQUITY INCOME    BLUE CHIP     BLUE CHIP
                                                                 -------------   -----------   ------------
   Shares......................................................    1,213,078       1,419,442     2,535,890
   Net Assets..................................................   $9,113,024     $11,587,584   $20,700,608
   Net Asset Value Per Share...................................   $     7.51     $      8.16   $      8.16
   Net Unrealized Depreciation.................................   $ (816,749)    $(1,155,396)  $(1,972,145)

(10) OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

   For corporate shareholders, the percentage of the total ordinary income dividends paid during the period ended December 31, 2004 qualify for the corporate dividends received deduction for the following Portfolios:

                                                                 DIVIDENDS
                                                                  RECEIVED
   PORTFOLIO                                                     DEDUCTION
   ---------                                                     ----------
   Equity......................................................      100%
   Omni........................................................     60.6%
   Capital Appreciation........................................      100%
   International Small Company.................................      0.0%
   S&P 500 Index...............................................      100%
   Blue Chip...................................................      100%
   Capital Growth..............................................        0%
   Bristol.....................................................     18.8%
   High Income.................................................      0.4%

                   END OF NOTES TO THE FINANCIAL STATEMENTS.

OHIO NATIONAL FUND, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Ohio National Fund, Inc. -- Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Small Company Portfolio, Aggressive Growth Portfolio, Discovery Portfolio, Mid Cap Opportunity Portfolio, Capital Growth Portfolio, S&P 500 Index Portfolio, High Income Bond Portfolio, Blue Chip Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, and Covered Call Portfolio (collectively, the Portfolios), including the schedules of portfolio investments, as of December 31, 2004, and the related statements of operations for the period then ended, statements of changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios as of December 31, 2004, the results of their operations for the period then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 17, 2005

OHIO NATIONAL FUND, INC.                                       December 31, 2004

 ADDITIONAL INFORMATION (UNAUDITED)

   An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity or variable life insurance contract and allocating premium or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. The separate accounts of these entities are the shareholders of the Fund.

   As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

   The example is based on an investment of $1,000 invested at July 1, 2004 and held through December 31, 2004.

   Actual Expenses

   The table below provides information about investment values and actual expenses associated with the Portfolio. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled "Expenses Paid During Period".

                                                              BEGINNING      ENDING       EXPENSE PAID        EXPENSE RATIO
                                                              INVESTMENT   INVESTMENT        DURING           DURING PERIOD
                                                                VALUE        VALUE           PERIOD*        7/1/04 - 12/31/04
                                                                7/1/04      12/31/04    7/1/04 - 12/31/04     (ANNUALIZED)
                                                              ----------   ----------   -----------------   -----------------
   Equity...................................................  $1,000.00    $1,087.10          $4.88               0.93%
   Money Market.............................................   1,000.00     1,007.20           1.16               0.23%
   Bond.....................................................   1,000.00     1,059.90           3.52               0.68%
   Omni.....................................................   1,000.00     1,058.30           3.41               0.66%
   International............................................   1,000.00     1,103.10           5.82               1.10%
   Capital Appreciation.....................................   1,000.00     1,084.00           4.66               0.89%
   Discovery................................................   1,000.00     1,061.10           4.61               0.89%
   International Small Company..............................   1,000.00     1,128.70           7.76               1.45%
   Aggressive Growth........................................   1,000.00     1,053.00           4.59               0.89%
   Small Cap Growth.........................................   1,000.00     1,116.00           5.69               1.07%
   Mid Cap Opportunity......................................   1,000.00     1,079.10           4.96               0.95%
   S&P 500 Index............................................   1,000.00     1,068.70           2.60               0.50%
   Blue Chip................................................   1,000.00     1,065.50           4.21               0.81%
   High Income Bond.........................................   1,000.00     1,081.90           4.71               0.90%
   Capital Growth...........................................   1,000.00     1,107.60           5.30               1.00%
   Nasdaq-100 Index.........................................   1,000.00     1,066.30           2.91               0.56%
   Bristol..................................................   1,000.00     1,062.70           1.04               0.20%
   Bryton Growth............................................   1,000.00     1,080.50           1.20               0.23%
   U.S. Equity..............................................   1,000.00     1,146.90           5.72               1.06%
   Balanced.................................................   1,000.00     1,092.60           7.47               1.42%
   Covered Call.............................................   1,000.00     1,050.80           4.33               0.84%

   Hypothetical Example for Comparison Purposes

   The table below provides information about hypothetical investment values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, the table is useful in comparing ongoing costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if these transactional costs were included, costs may be higher for this Portfolio as well as for a fund being compared.

                                                              BEGINNING      ENDING       EXPENSE PAID        EXPENSE RATIO
                                                              INVESTMENT   INVESTMENT        DURING           DURING PERIOD
                                                                VALUE        VALUE           PERIOD*        7/1/04 - 12/31/04
                                                                7/1/04      12/31/04    7/1/04 - 12/31/04     (ANNUALIZED)
                                                              ----------   ----------   -----------------   -----------------
   Equity...................................................  $1,000.00    $1,020.46          $4.72               0.93%
   Money Market.............................................   1,000.00     1,023.98           1.17               0.23%
   Bond.....................................................   1,000.00     1,021.72           3.46               0.68%
   Omni.....................................................   1,000.00     1,021.82           3.35               0.66%
   International............................................   1,000.00     1,019.61           5.58               1.10%
   Capital Appreciation.....................................   1,000.00     1,020.66           4.52               0.89%
   Discovery................................................   1,000.00     1,020.66           4.52               0.89%
   International Small Company..............................   1,000.00     1,017.85           7.35               1.45%
   Aggressive Growth........................................   1,000.00     1,020.66           4.52               0.89%
   Small Cap Growth.........................................   1,000.00     1,019.76           5.43               1.07%
   Mid Cap Opportunity......................................   1,000.00     1,020.36           4.82               0.95%
   S&P 500 Index............................................   1,000.00     1,022.62           2.54               0.50%
   Blue Chip................................................   1,000.00     1,021.06           4.12               0.81%
   High Income Bond.........................................   1,000.00     1,020.61           4.57               0.90%
   Capital Growth...........................................   1,000.00     1,020.11           5.08               1.00%
   Nasdaq-100 Index.........................................   1,000.00     1,022.32           2.85               0.56%
   Bristol..................................................   1,000.00     1,024.13           1.02               0.20%
   Bryton Growth............................................   1,000.00     1,023.98           1.17               0.23%
   U.S. Equity..............................................   1,000.00     1,019.81           5.38               1.06%
   Balanced.................................................   1,000.00     1,018.00           7.20               1.42%
   Covered Call.............................................   1,000.00     1,020.91           4.27               0.84%

   * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

OHIO NATIONAL FUND, INC.

 INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

                                                                 TERM SERVED    NUMBER OF
                                                                 AS OFFICER   PORTFOLIOS IN
      NAME AND ADDRESS          AGE    POSITION WITH THE FUND    OR DIRECTOR  FUND COMPLEX
      ----------------          ---   -------------------------  -----------  -------------
      INDEPENDENT DIRECTORS
      James E. Bushman          60    Director, Member of Audit  Since March       29
      3040 Forrer Street              and Independent Directors     2000
      Cincinnati, Ohio                Committees
      Joseph A. Campanella      62    Director, Member of Audit   Since May        29
      6179 Paderborne Drive           and Independent Directors     2002
      Hudson, Ohio                    Committees
      Ross Love                 58    Director, Member of Audit     Since          29
      615 Windings Way                and Independent Directors     March
      Cincinnati, Ohio                Committees                    1997
      George M. Vredeveld       62    Director, Chairman of         Since          29
      University of Cincinnati        Audit Committee, Member    March 1996
      P.O. Box 210223                 of Independent Directors
      Cincinnati, Ohio                Committee

      INTERESTED DIRECTOR AND OFFICERS
      John J. Palmer            65    President and Director        Since          29
      One Financial Way                                           July 1997
      Cincinnati, Ohio
      Thomas A. Barefield       52    Vice President                Since          29
      One Financial Way                                           February
      Cincinnati, Ohio                                              1998
      Christopher A. Carlson    46    Vice President             Since March       29
      One Financial Way                                             2000
      Cincinnati, Ohio
      Marc L. Collins           36    Secretary                     Since          29
      One Financial Way                                          March 2000
      Cincinnati, Ohio
      R. Todd Brockman          36    Treasurer                     Since          29
      One Financial Way                                          August 2004
      Cincinnati, Ohio
      Dennis R. Taney           57    Chief Compliance Officer   Since June        29
      One Financial Way                                             2004
      Cincinnati, Ohio
      William C. Price          42    AML Principal Compliance      Since          29
      One Financial Way               Officer                    March 2003
      Cincinnati, Ohio
      Maureen K. Kiefer         36    Compliance Director and    Since March       29
      One Financial Way               Assistant Treasurer           2001
      Cincinnati, Ohio


                                       PRINCIPAL OCCUPATION AND OTHER
      NAME AND ADDRESS              DIRECTORSHIPS DURING PAST FIVE YEARS
      ----------------          ---------------------------------------------
      INDEPENDENT DIRECTORS
      James E. Bushman          Director, President and CEO: Cast-Fab
      3040 Forrer Street        Technologies, Inc. (a manufacturing company);
      Cincinnati, Ohio          Director: The Midland Company, ABX Air Inc.,
                                The Health Alliance of Greater Cincinnati,
                                and The Elizabeth Gamble Deaconess Home
                                Association; Commissioner: Hamilton County
                                Park District.
      Joseph A. Campanella      Retired. Until 2001, was Executive Vice
      6179 Paderborne Drive     President, Community Banking Division, U.S.
      Hudson, Ohio              Bank; Director: Ohio Savings Bank, Ohio
                                Savings Financial Corporation.
      Ross Love                 Director, President and CEO: Blue Chip
      615 Windings Way          Enterprises Ltd. (a company with holdings in
      Cincinnati, Ohio          the automotive manufacturing, communications
                                and medical equipment industries. Director:
                                Radio One Inc., CBS Technologies; Trustee:
                                Syracuse University, Greater Cincinnati
                                Chamber of Commerce; Chairman, Board of
                                Trustees: United Way of Greater Cincinnati.
      George M. Vredeveld       Alpaugh Professor of Economics, University of
      University of Cincinnati  Cincinnati; President: National Association
      P.O. Box 210223           of Economic Educators, Economic Center for
      Cincinnati, Ohio          Education & Research; Director: Games Inc.
      INTERESTED DIRECTOR AND
      John J. Palmer            Director and Vice Chairman: ONLIC; Director
      One Financial Way         and CEO: NSLA; Director: ONI and various
      Cincinnati, Ohio          other Ohio National-affiliated companies,
                                Cincinnati Symphony Orchestra, Cincinnati
                                Opera.
      Thomas A. Barefield       Senior Vice President, Institutional Sales:
      One Financial Way         ONLIC; Prior to November 1997 was Senior Vice
      Cincinnati, Ohio          President of Life Insurance Company of
                                Virginia.
      Christopher A. Carlson    Senior Vice President, Chief Investment
      One Financial Way         Officer: ONLIC; President and Director: ONI
      Cincinnati, Ohio
      Marc L. Collins           Second Vice President and Counsel, ONLIC;
      One Financial Way         Secretary, ONI.
      Cincinnati, Ohio
      R. Todd Brockman          Assistant Vice President, Mutual Funds
      One Financial Way         Operations: ONLIC; Prior to July 2004 was an
      Cincinnati, Ohio          Assurance Manager with Grant Thornton LLP, a
                                certified public accounting firm.
      Dennis R. Taney           Second Vice President, Chief Compliance
      One Financial Way         Officer: ONLIC; Prior to August 2004 was
      Cincinnati, Ohio          Treasurer of the Fund.
      William C. Price          Vice President and Assistant General Counsel:
      One Financial Way         ONLIC; Prior to January 2001 was a partner
      Cincinnati, Ohio          and co- chairman of the litigation department
                                of Wood & Lamping, attorneys at law.
      Maureen K. Kiefer         Prior to January 2001 was mutual fund
      One Financial Way         assistant for ONI.
      Cincinnati, Ohio

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Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201

Form 1320 Rev. 2-05

[BACKGROUND GRAPHIC]

ITEM 2.     CODE OF ETHICS

            As of the end of the period covered by this report, Ohio National Fund, Inc. (the "Fund") has adopted a code of ethics (the "Code") that applies to the Fund's principal executive officer and principal financial officer. A copy of the Code is filed as an exhibit to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

            The Fund's Board of Directors has determined that the Fund has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Mr. James E. Bushman and Mr. Joseph A. Campanella. Mr. Bushman and Mr. Campanella are independent for purposes of Item 3 of Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

            The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

            (a)   Audit Fees.

                   Fiscal year ended December 31, 2004:    $191,700
                   Fiscal year ended December 31, 2003:    $153,150

            (b)   Audit-Related Fees.      None.

            (c)   Tax Fees.                None.

            (d)   All Other Fees.          None.


            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

            The Fund's Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund's financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

            (e)(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            During the fiscal years ended December 31, 2004 and 2003, there were no non-audit services provided by the Fund's principal accountant that would have required pre-approval by the Fund's Audit Committee.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

            Not Applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            There were no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors.

ITEM 11.   CONTROLS AND PROCEDURES

            (a) The Fund's principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

            (b) There were no changes in the Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12.   EXHIBITS

            (a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

            (a)(2) A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

                  The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:    /s/ John J. Palmer
       John J. Palmer
       President and Director
       February 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.


By:    /s/ John J. Palmer
       John J. Palmer
       President and Director
       February 25, 2005

By:    /s/ R. Todd Brockman
       R. Todd Brockman
       Treasurer
       February 25, 2005